       As filed with Securities and Exchange Commission on April 23, 2010


                                                     Registration Nos. 333-46401
                                                                       811-03713

                                   ----------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-6

Registration Statement Under the Securities Act of  1933          [_]
   Pre-Effective Amendment No.                                    [_]


   Post-Effective Amendment No. 15                               [X]

                                       and


Registration Statement Under the Investment Company Act of 1940
   Amendment No. 45                                               [X]


                        (Check appropriate box or boxes)


                   New England Variable Life Separate Account
                           (Exact Name of Registrant)
                       New England Life Insurance Company
                               (Name of Depositor)
                501 Boylston Street, Boston, Massachusetts 02117
              (Address of Depositor's Principal Executive Offices)
                   Depositor's Telephone Number: 617-578-2000

                    (Name and Address of Agent for Service):
                             Marie C. Swift, Esquire
                           Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                    Copy to:
                            Stephen E. Roth, Esquire
                            Mary E. Thornton, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                                   ----------

It is proposed that this filing will become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b)


[X]  on May 1, 2010 pursuant to paragraph (b)


[_]  60 days after filing pursuant to paragraph (a)(1)

[_]  on (date) pursuant to paragraph (a)(1) of Rule 485

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Interests in Flexible Premium Variable Life Insurance Policies.

                        ENTERPRISE EXECUTIVE ADVANTAGE
                          Flexible Premium Adjustable
                       Variable Life Insurance Policies
                                   Issued by
                             New England Variable
                           Life Separate Account of
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

   This prospectus offers individual flexible premium adjustable variable life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

   The Policy provides premium flexibility and a death benefit. You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in the shares of an Eligible Fund. The Eligible Funds are:

METROPOLITAN SERIES FUND, INC.
Artio International Stock Portfolio
Barclays Capital Aggregate Bond Index Portfolio
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio


Davis Venture Value Portfolio
FI Value Leaders Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
Morgan Stanley EAFE(R) Index Portfolio

Neuberger Berman Genesis Portfolio

Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio
Zenith Equity Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio

MET INVESTORS SERIES TRUST
BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio
Harris Oakmark International Portfolio

Invesco Small Cap Growth Portfolio

Janus Forty Portfolio
Lazard Mid Cap Portfolio

Legg Mason ClearBridge Aggressive Growth Portfolio

Legg Mason Value Equity Portfolio
Lord Abbett Bond Debenture Portfolio


MFS(R) Research International Portfolio

Morgan Stanley Mid Cap Growth Portfolio

Oppenheimer Capital Appreciation Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio
T. Rowe Price Mid Cap Growth Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
Equity-Income Portfolio

AMERICAN FUNDS INSURANCE SERIES
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

   The first net premium for the Policy generally is credited with net investment experience equal to that of the BlackRock Money Market Sub-Account until 15 days (less in some states) after we apply the initial premium to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.


   You may also allocate net premiums to a Fixed Account in most states. Limits may apply to transfers to and from the Fixed Account.


   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.


                                  MAY 1, 2010

                               TABLE OF CONTENTS


                                                                      PAGE
                                                                      ----
      SUMMARY OF BENEFITS AND RISKS..................................  A-4
       Benefits of the Policy........................................  A-4
       Risks of the Policy...........................................  A-5
       Risks of the Eligible Funds...................................  A-7
      FEE TABLES.....................................................  A-7
       Transaction Fees..............................................  A-7
       Periodic Charges Other Than Eligible Fund Operating Expenses..  A-8
       Annual Eligible Fund Operating Expenses.......................  A-9
      HOW THE POLICY WORKS........................................... A-14
      THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS....... A-15
       The Company................................................... A-15
       The Variable Account.......................................... A-15
       The Eligible Funds............................................ A-15
       Share Classes of the Eligible Funds........................... A-19
       Certain Payments We Receive with Regard to the Eligible Funds. A-19
       Selection of the Eligible Funds............................... A-20
       Voting Rights................................................. A-20
       Rights Reserved by NELICO..................................... A-20
      THE POLICIES................................................... A-21
       Purchasing a Policy........................................... A-21
       Replacing Existing Insurance.................................. A-21
       Policy Owner and Beneficiary.................................. A-22
       Conversion Rights............................................. A-22
       Substitution of Insured Person................................ A-23
      PREMIUMS....................................................... A-23
       Flexible Premiums............................................. A-23
       Amount Provided for Investment under the Policy............... A-24
       Right to Return the Policy.................................... A-25
       Allocation of Net Premiums.................................... A-25
      COMMUNICATIONS AND PAYMENTS.................................... A-26
       Payment of Proceeds........................................... A-27
      CASH VALUE..................................................... A-27
      DEATH BENEFITS................................................. A-28
       Death Proceeds Payable........................................ A-30
       Change in Death Benefit Option................................ A-31
       Increase in Face Amount....................................... A-31
       Reduction in Face Amount...................................... A-32
      SURRENDERS AND PARTIAL SURRENDERS.............................. A-33
       Surrender..................................................... A-33
       Partial Surrender............................................. A-33
      TRANSFERS...................................................... A-34
       Transfer Option............................................... A-34
       Dollar Cost Averaging/ Asset Rebalancing...................... A-36

                                                                                  PAGE
                                                                                  ----
LOANS............................................................................ A-36
LAPSE AND REINSTATEMENT.......................................................... A-37
 Lapse........................................................................... A-37
 Reinstatement................................................................... A-38
ADDITIONAL BENEFITS BY RIDER..................................................... A-38
THE FIXED ACCOUNT................................................................ A-39
 General Description............................................................. A-39
 Values and Benefits............................................................. A-40
 Policy Transactions............................................................. A-40
CHARGES.......................................................................... A-41
 Deductions from Premiums........................................................ A-41
 Deductions from Cash Value...................................................... A-42
 Transfer Charge................................................................. A-44
 Loan Interest Spread............................................................ A-44
 Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account. A-44
TAX CONSIDERATIONS............................................................... A-45
 Introduction.................................................................... A-45
 Tax Status of the Policy........................................................ A-45
 Tax Treatment of Policy Benefits................................................ A-45
 NELICO's Income Taxes........................................................... A-50
DISTRIBUTION OF THE POLICIES..................................................... A-50
LEGAL PROCEEDINGS................................................................ A-53
RESTRICTIONS ON FINANCIAL TRANSACTIONS........................................... A-53
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................... A-53
FINANCIAL STATEMENTS............................................................. A-53
GLOSSARY......................................................................... A-54
APPENDIX A: CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST.............. A-55
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES...................... A-58

                         SUMMARY OF BENEFITS AND RISKS

   This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

   DEATH PROCEEDS. The Policies are designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death, plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

   CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options. The first option provides a level death benefit that is equal to the Policy's face amount. The second option provides a variable death benefit that is equal to the Policy's face amount plus the Policy's cash value. The third option provides a death benefit that is equal to the face amount plus premiums paid, less all partial surrenders. The death benefit under all three options could increase to satisfy tax law requirements if the cash value reaches certain levels.

   After the first Policy year, you may change your death benefit option. A change in death benefit option may have tax consequences.

   PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You can change your payment schedule at any time, you can skip premium payments or make additional payments. We can limit or prohibit payments in some situations, including cases where the insured is in a substandard risk class.

   RIGHT TO RETURN THE POLICY. During the first ten days (more in some states) following your receipt of the Policy, you have the right to return the Policy to us. Depending on state law, we will refund either the cash value of the Policy, plus any sales and premium tax charges that we deducted from the premiums you paid, or the premiums you paid.


   INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of fifty-six investment sub-accounts in the Variable Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In all states except Texas you may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future net premiums at any time.


   PARTIAL SURRENDERS. You may withdraw up to 90% of your Policy's net cash value through partial surrenders. Net cash value equals the Policy's cash value reduced by any outstanding Policy loan and accrued loan interest. We reserve the right to limit the amount of partial surrenders in any year to 20% of the Policy's net cash value on the date of the first partial surrender in that year, or if less, the Policy's available loan value. Partial surrenders may have tax consequences.

   TRANSFERS OF CASH VALUE. You may transfer your Policy's cash value among the sub-accounts or between the sub-accounts and the Fixed Account, although special limits apply to transfers from the Fixed Account. We reserve the right to limit transfers to four per Policy year (12 per year in New York) and to impose a processing charge of $25 for transfers in excess of 12 per Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer the following automated transfer privileges:

  . DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from any one sub-account to one or more other sub-accounts and/or the Fixed Account on a periodic basis.

  . ASSET REBALANCING. Under the asset rebalancing program, we automatically reallocate your Policy's cash value among the sub-accounts periodically to return the allocation to the percentages you specify.

   LOANS. You may borrow from the cash value of your Policy. The maximum amount you may borrow is an amount equal to 90% (or more if required by state law) of the cash value of the Policy. We charge you a maximum annual interest rate of 4.75% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in our general account as security for the loan. Loans may have tax consequences.

   SURRENDERS. You may surrender the Policy for its net cash value at any time while the insured is living. Net cash value equals the cash value reduced by any Policy loan and accrued loan interest. A surrender may have tax consequences.

   If you surrender the Policy within the first two Policy years, in most states we will refund to you the total sales charges we deducted on premiums paid in the first Policy year. In states where available, if you elect the Enhanced Surrender Value Rider and you surrender the Policy during the first seven Policy years, we will refund instead all or a portion of the sales and premium tax charges we deducted on premiums paid up to the time of surrender, and in addition, if you surrender in the first three Policy years, a portion of the current year's cost of insurance charges.

   TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the cash value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial surrenders should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

   CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy, or a portion of it, to fixed benefit coverage by electing to transfer all or part of your cash value, and to allocate all or a portion of future premiums, to the Fixed Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to EXCHANGE the Policy for a fixed benefit life insurance policy.

   SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide additional insurance benefits under the Policy, such as the Adjustable Term Insurance Rider, which provides an additional death benefit payable on the death of the insured. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

   PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

   INVESTMENT RISK. If you invest your Policy's cash value in one or more sub-accounts, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

   SURRENDER AND PARTIAL SURRENDER RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future.

   RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the sub-accounts is poor. If your net cash value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your net cash value, however, your Policy generally will not lapse during the first three Policy years if you pay certain required premium amounts. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

   TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard or guaranteed issue basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

   Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change, or due to a reduction in your death benefit. If your Policy becomes a MEC, surrenders, partial surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

   If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans that are outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

   See "Tax Considerations." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

   LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the sub-accounts and/or the Fixed Account as collateral, and hold it in our general account. This loan collateral does not participate in the investment experience of the sub-accounts or receive any higher current interest rate that may be credited to the Fixed Account.

   We also reduce the amount we pay on the death of the insured by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the net cash value to zero.

   If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial surrenders you have made exceed the premiums you have paid. Since loans and partial surrenders reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

   LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Transfers from the Fixed Account are only allowed once per Policy year and may only be requested within 30 days after the Policy Anniversary. Except with our consent, the maximum amount you may transfer from the Fixed Account in any Policy year is the greater of 25% of the cash value in the Fixed Account on the transfer date and the amount of cash value transferred from the Fixed Account in the preceding Policy year. We are not currently restricting the timing of, or imposing the maximum limit on, transfers from the Fixed Account, but we reserve the right to do so.

   TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE ELIGIBLE FUNDS


   A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the prospectuses for the Eligible Funds, which you can obtain by calling 1-888-458-2654. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.


                                  FEE TABLES

   The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

   If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

CHARGE                      WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
------------------------------------------------------------------------------------------------------------
Sales Charge Imposed on    On payment of premium      8% of premiums paid up to   8% of premiums paid
Premiums                                              the Target Premium (3% in
                                                      Policy years 8+), 1% of
                                                      premiums paid in excess of
                                                      the Target Premium/1/
------------------------------------------------------------------------------------------------------------
Premium Tax Imposed on     On payment of premium      2% of premiums paid         2% of premiums paid
Premiums
------------------------------------------------------------------------------------------------------------
Transfer Charge            On transfer of cash value  Not currently charged       $25 for each transfer in
                           between Sub-Accounts                                   excess of 12 per Policy
                           and to the Fixed Account                               year
------------------------------------------------------------------------------------------------------------

--------
/1/ The Target Premium varies by issue age, sex, underwriting class and face amount. The Target Premium for your Policy is shown on your personalized illustration.

   The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES

CHARGE                       WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------
Cost of Insurance/1/

  MINIMUM AND MAXIMUM       Monthly                    $.02 to $500.00 per $1,000  $.04 to $500.00 per $1,000
  CHARGE                                               of net amount at risk/2/    of net amount at risk/2,3/

  Charge in first Policy    Monthly                    $.15 per $1,000 of net      $.30 per $1,000 of net
  year for unisex, age                                 amount at risk              amount at risk
  50, standard nonsmoker
  underwriting class with
  a base Policy face
  amount of $1,600,000
--------------------------------------------------------------------------------------------------------------

Policy Fee                  Monthly                    $5.50                       $10.00
--------------------------------------------------------------------------------------------------------------

Mortality and Expense       Monthly                    .75% in Policy years 1-15   .75% in all Policy years
Risk Charge (annual rate                               .50% in Policy years 16-20
imposed on cash value)/4/                              .10% in Policy years 21+
--------------------------------------------------------------------------------------------------------------

Face Amount                 Monthly for the first 12   $.80 per $1,000 of face     $.80 per $1,000 of face
Increase Charge             months following the face  amount increase (not to     amount increase (not to
                            amount increase            exceed $25)                 exceed $25)
--------------------------------------------------------------------------------------------------------------

Loan Interest Spread/5/     Annually (or on loan       .75% of loan collateral     .75% of loan collateral
                            termination, if earlier)
--------------------------------------------------------------------------------------------------------------

--------
/1   /The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.
/2/ The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's cash value.
/3/ For Policies issued before January 1, 2009, the maximum cost of insurance charge ranges from $.09 to $500.00 per $1,000 of net amount at risk.
/4/  We are currently waiving the following amount of the Mortality and Expense
     Charge: 0.08% for the Sub-account investing in the BlackRock Large Cap Core Portfolio and an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-account investing in the MFS Research International Portfolio (Class A).
/5/ We charge interest on Policy loans at an effective rate of 4.75% per year. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 4% per year. The loan interest spread is the difference between these interest rates. The current loan interest spread is .75% in Policy years 1-10, .25% in Policy years 11-20 and .00% thereafter.

   CHARGES FOR OPTIONAL FEATURES (RIDERS):

CHARGE                       WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
------------------------------------------------------------------------------------------------------------
Adjustable Term Insurance
Rider/1/

  MINIMUM AND MAXIMUM       Monthly                    $.02 to $500.00 per        $.04 to $500.00 per
  CHARGE                                               $1,000 of net amount at    $1,000 of net amount at
                                                       risk/2/                    risk/2,3/

  CHARGE IN FIRST POLICY    Monthly                    $.07 per $1,000 of net     $.30 per $1,000 of net
  YEAR FOR UNISEX, AGE                                 amount at risk             amount at risk
  50, PREFERRED NONSMOKER
  UNDERWRITING CLASS WITH
  A BASE POLICY FACE
  AMOUNT OF $700,000
------------------------------------------------------------------------------------------------------------

Enhanced Surrender Value    On payment of premium (in  .25% of premium paid       .25% of premium paid
Rider                       first five Policy years)
------------------------------------------------------------------------------------------------------------
Waiver of Monthly
Deduction Rider/1/

  MINIMUM AND MAXIMUM       Monthly                    $1.08 to $67.77 per $100   $1.08 to $67.77 per $100
  CHARGE                                               of Monthly Deduction       of Monthly Deduction

  CHARGE IN FIRST POLICY    Monthly                    $5.71 per $100 of Monthly  $5.71 per $100 of Monthly
  YEAR FOR UNISEX, AGE                                 Deduction                  Deduction
  50, PREFERRED NONSMOKER
  UNDERWRITING CLASS
------------------------------------------------------------------------------------------------------------

--------
/1/ This charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the charges that would apply for a particular insured by contacting your registered representative.
/2/ The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's cash value.
/3/ For Policies issued before January 1, 2009, the maximum Adjustable Term Insurance Rider charge ranges from $.09 to $500.00 per $1,000 of net amount at risk.

ANNUAL ELIGIBLE FUND OPERATING EXPENSES


   The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2009. Expenses of the Eligible Funds may be higher or lower in the future. Certain Eligible Funds may impose a redemption fee in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                                               MINIMUM MAXIMUM
                                                                               ------- -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets, including management
  fees, distribution (12b-1) fees and other expenses).........................  0.28%   1.35%

   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2009, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)




                                                 DISTRIBUTION            ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                                    AND/OR               FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                                     MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
                                        FEE          FEES       EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
                                     ---------- --------------- -------- --------- --------- -------------- ----------
METROPOLITAN SERIES FUND, INC.--
  CLASS A
Artio International Stock Portfolio.    0.83%         --          0.13%    0.03%     0.99%        0.03%        0.96%/1/
Barclays Capital Aggregate Bond
  Index Portfolio...................    0.25%         --          0.05%      --      0.30%        0.01%        0.29%/2/
BlackRock Aggressive Growth
  Portfolio.........................    0.73%         --          0.06%      --      0.79%          --         0.79%
BlackRock Bond Income Portfolio.....    0.38%         --          0.05%      --      0.43%        0.03%        0.40%/3/
BlackRock Diversified Portfolio.....    0.46%         --          0.06%      --      0.52%          --         0.52%
BlackRock Large Cap Value
  Portfolio.........................    0.64%         --          0.03%      --      0.67%          --         0.67%
BlackRock Legacy Large Cap Growth
  Portfolio.........................    0.73%         --          0.10%      --      0.83%        0.01%        0.82%/4/
BlackRock Money Market
  Portfolio.........................    0.32%         --          0.02%      --      0.34%        0.01%        0.33%/5/
Davis Venture Value Portfolio.......    0.71%         --          0.03%      --      0.74%        0.05%        0.69%/6/
FI Value Leaders Portfolio..........    0.67%         --          0.10%      --      0.77%          --         0.77%
Jennison Growth Portfolio...........    0.62%         --          0.04%      --      0.66%        0.04%        0.62%/7/
Loomis Sayles Small Cap Core
  Portfolio.........................    0.90%         --          0.09%      --      0.99%        0.05%        0.94%/8/
Loomis Sayles Small Cap Growth
  Portfolio.........................    0.90%         --          0.45%      --      1.35%        0.05%        1.30%/9/
Met/Artisan Mid Cap Value
  Portfolio.........................    0.82%         --          0.05%      --      0.87%          --         0.87%/10/
MetLife Mid Cap Stock Index
  Portfolio.........................    0.25%         --          0.10%    0.01%     0.36%        0.01%        0.35%/2/
MetLife Stock Index Portfolio.......    0.25%         --          0.03%      --      0.28%        0.01%        0.27%/2/
MFS(R) Total Return Portfolio.......    0.54%         --          0.06%      --      0.60%          --         0.60%
MFS(R) Value Portfolio..............    0.71%         --          0.03%      --      0.74%        0.08%        0.66%/11/
Morgan Stanley EAFE(R) Index
  Portfolio.........................    0.30%         --          0.14%    0.01%     0.45%        0.01%        0.44%/12/
Neuberger Berman Genesis
  Portfolio.........................    0.85%         --          0.09%      --      0.94%        0.03%        0.91%/13/
Neuberger Berman Mid Cap Value
  Portfolio.........................    0.65%         --          0.07%      --      0.72%          --         0.72%
Oppenheimer Global Equity
  Portfolio.........................    0.53%         --          0.11%      --      0.64%          --         0.64%
Russell 2000(R) Index Portfolio.....    0.25%         --          0.10%      --      0.35%        0.01%        0.34%/2/
T. Rowe Price Large Cap Growth
  Portfolio.........................    0.60%         --          0.07%      --      0.67%          --         0.67%
T. Rowe Price Small Cap Growth
  Portfolio.........................    0.51%         --          0.11%      --      0.62%          --         0.62%

                                               DISTRIBUTION            ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                                  AND/OR               FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                                   MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
                                      FEE          FEES       EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
                                   ---------- --------------- -------- --------- --------- -------------- ----------
Western Asset Management
  Strategic Bond Opportunities
  Portfolio.......................    0.62%         --          0.07%      --      0.69%        0.04%        0.65%/14/
Western Asset Management U.S.
  Government Portfolio............    0.48%         --          0.04%      --      0.52%        0.01%        0.51%/15/
Zenith Equity Portfolio...........      --          --          0.02%    0.71%     0.73%          --         0.73%/16/
MetLife Conservative Allocation
  Portfolio.......................    0.10%         --          0.02%    0.58%     0.70%        0.02%        0.68%/17/
MetLife Conservative to Moderate
  Allocation Portfolio............    0.09%         --          0.01%    0.63%     0.73%          --         0.73%/18/
MetLife Moderate Allocation
  Portfolio.......................    0.07%         --            --     0.67%     0.74%          --         0.74%/18/
MetLife Moderate to Aggressive
  Allocation Portfolio............    0.07%         --            --     0.71%     0.78%          --         0.78%/18/
MetLife Aggressive Allocation
  Portfolio.......................    0.10%         --          0.04%    0.74%     0.88%        0.04%        0.84%/17/

MET INVESTORS SERIES TRUST--
  CLASS A
BlackRock Large Cap Core
  Portfolio.......................    0.59%         --          0.06%      --      0.65%          --         0.65%
Clarion Global Real Estate
  Portfolio.......................    0.64%         --          0.09%      --      0.73%          --         0.73%
Harris Oakmark International
  Portfolio.......................    0.79%         --          0.05%      --      0.84%          --         0.84%
Invesco Small Cap Growth
  Portfolio.......................    0.86%         --          0.04%      --      0.90%          --         0.90%
Janus Forty Portfolio.............    0.64%         --          0.04%      --      0.68%          --         0.68%
Lazard Mid Cap Portfolio..........    0.70%         --          0.04%      --      0.74%          --         0.74%
Legg Mason ClearBridge Aggressive
  Growth Portfolio................    0.64%         --          0.03%      --      0.67%          --         0.67%
Legg Mason Value Equity
  Portfolio.......................    0.64%         --          0.07%      --      0.71%          --         0.71%
Lord Abbett Bond Debenture
  Portfolio.......................    0.51%         --          0.04%      --      0.55%          --         0.55%
MFS(R) Research International
  Portfolio.......................    0.71%         --          0.10%      --      0.81%          --         0.81%
Morgan Stanley Mid Cap Growth
  Portfolio.......................    0.70%         --          0.20%      --      0.90%          --         0.90%
Oppenheimer Capital Appreciation
  Portfolio.......................    0.60%         --          0.07%      --      0.67%          --         0.67%
PIMCO Inflation Protected Bond
  Portfolio.......................    0.48%         --          0.05%      --      0.53%          --         0.53%
PIMCO Total Return Portfolio......    0.48%         --          0.04%      --      0.52%          --         0.52%
RCM Technology Portfolio..........    0.88%         --          0.08%      --      0.96%          --         0.96%
SSgA Growth and Income ETF
  Portfolio.......................    0.33%         --          0.07%    0.21%     0.61%        0.03%        0.58%/19/
SSgA Growth ETF Portfolio.........    0.33%         --          0.10%    0.22%     0.65%        0.03%        0.62%/20/
T. Rowe Price Mid Cap Growth
  Portfolio.......................    0.75%         --          0.04%      --      0.79%          --         0.79%

                                            DISTRIBUTION            ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                               AND/OR               FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                                MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
                                   FEE          FEES       EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
                                ---------- --------------- -------- --------- --------- -------------- ----------
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS--INITIAL CLASS
Equity-Income Portfolio........    0.46%          --         0.12%     --       0.58%         --          0.58%

AMERICAN FUNDS INSURANCE
  SERIES(R)--CLASS 2
American Funds Bond Fund.......    0.38%        0.25%        0.01%     --       0.64%         --          0.64%
American Funds Global Small
  Capitalization Fund..........    0.72%        0.25%        0.04%     --       1.01%         --          1.01%
American Funds Growth Fund.....    0.33%        0.25%        0.02%     --       0.60%         --          0.60%
American Funds Growth-Income
  Fund.........................    0.28%        0.25%        0.01%     --       0.54%         --          0.54%

--------

* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
/1/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.
/2/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.
/3/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for amounts over $1 billion but less than $3.4 billion and 0.25% on amounts over $3.4 billion.
/4/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.705% for amounts over $300 million but less than $1 billion.
/5/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. Other Expenses do not reflect fees of 0.03% paid in connection with the U.S. Treasury Temporary Guarantee Program for Money Market Funds.
/6/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.
/7/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.65% for the next $100 million and 0.60% for the next $200 million and 0.55% for the next $1.3 billion and 0.52% for the next $200 million and 0.47% for amounts over $2 billion.
/8/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.
/9/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% for amounts over $100 million.
/10/ Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.

/11/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets and 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.
/12/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.293%.
/13/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets.
/14/ MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets.
/15/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.50% for amounts over $200 million but less than $500 million.
/16/ The Portfolio is a "fund of funds" that invests equally in three underlying portfolios: the FI Value Leaders Portfolio and the Jennison Growth Portfolio of the Metropolitan Series Fund, Inc., and the Pioneer Fund Portfolio of the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.
/17/ The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to waive fees or pay all expenses so as to limit total annual operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares.
/18/ The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.
/19/ The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.37%.
/20/ The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.40%.


   THE FEE AND EXPENSE INFORMATION REGARDING THE ELIGIBLE FUNDS WAS PROVIDED BY THOSE ELIGIBLE FUNDS. FIDELITY VARIABLE INSURANCE PRODUCTS AND THE AMERICAN FUNDS INSURANCE SERIES ARE NOT AFFILIATED WITH NELICO.

   FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE POLICIES, SEE "DISTRIBUTION OF THE POLICIES."

                                  [FLOW CHART]

HOW THE POLICY WORKS

PREMIUM PAYMENTS
.. Flexible
.. Planned premium options
.. Minimum premium (in first three Policy years)

CHARGES FROM PREMIUM PAYMENTS
.. Sales Load: Currently, 8% on amount paid up to Target Premium in first seven
  Policy years and 3% thereafter, 1% on amount paid above Target Premium in all years. (Guaranteed not to exceed 8% of any premium paid in any year.) We refund the sales load deducted from premiums paid in the first Policy year if you surrender for cash in the first two Policy years (in most states).
.. State Premium Tax Charge: 2%
.. Enhanced Surrender Value Rider (if selected): .25% of premiums paid in first five Policy years

LOANS
.. Beginning 15 days after mailing of initial premium confirmation, you may borrow a portion of your cash value
.. Loan interest charge is 4.75%. We transfer loaned funds out of the Eligible
  Funds into the General Account where they are credited with not less than 4.0% interest. (Currently NELICO intends to credit 4.50% interest after 10 Policy years and 4.75% in Policy year 21 and thereafter.)

RETIREMENT BENEFITS
.. Fixed settlement options are available for policy proceeds

CASH VALUES
.. Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (in some states after an initial period during which net investment experience equal to that of the BlackRock Money Market
  Sub-Account may be credited)
.. The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
.. The cash value invested in mutual funds is not guaranteed
.. Any earnings accumulate free of any current income taxes

.. You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the Fixed Account), once we mail the initial premium confirmation (in some states, 15 days after that). Currently we do not limit the number of sub-account transfers you can make in a Policy year (subject to restrictions we impose on "market-timing" transfers)

.. Transfers to or from the Fixed Account are currently not limited as to timing, frequency or amount
.. You may allocate cash value among as many accounts as you choose. You must allocate whole percentages

DEATH BENEFIT
.. Three Death Benefit Options
.. Income tax free to named beneficiary
.. Death benefit will not be less than that required by federal tax law, using tax law test you select (guideline premium or cash value accumulation)
.. If you add term insurance coverage, you elect whether to include it in the calculation of the Option 1, Option 2 or Option 3 death benefit
.. You may increase the face amount, subject to any necessary underwriting and a monthly charge of $0.80 per $1,000 of increase (not to exceed $25) for 12 months, if the increase is underwritten

DAILY DEDUCTIONS FROM ASSETS IN THE VARIABLE ACCOUNT
.. Investment advisory fees and other expenses are deducted from the Eligible
  Fund values daily

BEGINNING OF MONTH CHARGES
.. The cost of insurance charge (reflecting any substandard risk or guaranteed issue rating)
.. Any Rider Charges
.. Policy Fee: $5.50 (not to exceed $10.00) per month
.. Mortality and expense risk charge of .75% of cash value, reduced to .50% in Policy year 16 and to .10% after the 20th Policy year (guaranteed not to exceed .75% in all years)

LIVING BENEFITS
.. If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits
.. You may surrender the Policy at any time for its net cash value
.. Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
.. Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
.. Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

                       THE COMPANY, THE VARIABLE ACCOUNT
                            AND THE ELIGIBLE FUNDS

THE COMPANY

   New England Life Insurance Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at 200 Park Avenue, New York, New York 10166. NELICO is licensed to sell life insurance in all states and the District of Columbia. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116. We are obligated to pay all benefits under the Policies.

THE VARIABLE ACCOUNT


   The New England Variable Life Separate Account is the funding vehicle for the Policies and other NELICO variable life insurance policies. Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Variable Account. We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Variable Account. The amount of the death benefit that exceeds the Policy's cash value in the Variable Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of NELICO. NELICO is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.


THE ELIGIBLE FUNDS

   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:


METROPOLITAN SERIES FUND, INC.                                                  ADVISER: METLIFE ADVISERS, LLC


ELIGIBLE FUND                                 SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                                 -----------                      --------------------
Artio International Stock Portfolio   Artio Global Management LLC  Long-term growth of capital.

Barclays Capital Aggregate Bond       MetLife Investment Advisors  To equal the performance of the Barclays
Index Portfolio                       Company, LLC                 Capital U.S. Aggregate Bond Index.

BlackRock Aggressive Growth           BlackRock Advisors, LLC      Maximum capital appreciation.
Portfolio

BlackRock Bond Income Portfolio       BlackRock Advisors, LLC      A competitive total return primarily from
                                                                   investing in fixed-income securities.

BlackRock Diversified Portfolio       BlackRock Advisors, LLC      High total return while attempting to limit
                                                                   investment risk and preserve capital.

ELIGIBLE FUND                                  SUB-ADVISER                         INVESTMENT OBJECTIVE
-------------                                   -----------                        --------------------
BlackRock Large Cap Value Portfolio  BlackRock Advisors, LLC           Long-term growth of capital.

BlackRock Legacy Large Cap           BlackRock Advisors, LLC           Long-term growth of capital.
Growth Portfolio

BlackRock Money Market Portfolio/1/  BlackRock Advisors, LLC           A high level of current income consistent
                                                                       with preservation of capital.

Davis Venture Value Portfolio        Davis Selected Advisers, L.P./2/  Growth of capital.

FI Value Leaders Portfolio           Pyramis Global Advisors, LLC/ /   Long-term growth of capital.

Jennison Growth Portfolio            Jennison Associates LLC           Long-term growth of capital.

Loomis Sayles Small Cap Core         Loomis, Sayles & Company,         Long-term capital growth from
Portfolio                            L.P.                              investments in common stocks or other
                                                                       equity securities.

Loomis Sayles Small Cap Growth       Loomis, Sayles & Company,         Long-term capital growth.
Portfolio                            L.P.

Met/Artisan Mid Cap Value Portfolio  Artisan Partners Limited          Long-term capital growth.
                                     Partnership

MetLife Mid Cap Stock Index          MetLife Investment Advisors       To equal the performance of the Standard
Portfolio                            Company, LLC                      & Poor's MidCap 400 Composite Stock
                                                                       Price Index.

MetLife Stock Index Portfolio        MetLife Investment Advisors       To equal the performance of the Standard
                                     Company, LLC                      & Poor's 500 Composite Stock Price
                                                                       Index.

MFS(R) Total Return Portfolio        Massachusetts Financial           Favorable total return through investment
                                     Services Company                  in a diversified portfolio.

MFS(R) Value Portfolio               Massachusetts Financial           Capital appreciation.
                                     Services Company

Morgan Stanley EAFE(R) Index         MetLife Investment Advisors       To equal the performance of the MSCI
Portfolio                            Company, LLC                      EAFE Index.

Neuberger Berman Genesis             Neuberger Berman                  High total return, consisting principally of
Portfolio (formerly BlackRock        Management LLC/3/                 capital appreciation.
Strategic Value Portfolio)

Neuberger Berman Mid Cap Value       Neuberger Berman                  Capital growth.
Portfolio                            Management LLC

Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.            Capital appreciation.

Russell 2000(R) Index Portfolio      MetLife Investment Advisors       To equal the performance of the
                                     Company, LLC                      Russell 2000 Index.

T. Rowe Price Large Cap Growth       T. Rowe Price Associates, Inc.    Long-term growth of capital and,
Portfolio                                                              secondarily, dividend income.

T. Rowe Price Small Cap Growth       T. Rowe Price Associates, Inc.    Long-term capital growth.
Portfolio

Western Asset Management             Western Asset Management          To maximize total return consistent with
Strategic Bond Opportunities         Company                           preservation of capital.
Portfolio

ELIGIBLE FUND                                SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                                -----------                     --------------------
Western Asset Management U.S.         Western Asset Management   To maximize total return consistent with
Government Portfolio                  Company                    preservation of capital and maintenance of
                                                                 liquidity.

Zenith Equity Portfolio/4/            N/A                        Long-term capital appreciation.

MetLife Conservative Allocation       N/A                        A high level of current income, with
Portfolio                                                        growth of capital as a secondary objective.

MetLife Conservative to Moderate      N/A                        A high total return in the form of income
Allocation Portfolio                                             and growth of capital, with a greater
                                                                 emphasis on income.

MetLife Moderate Allocation           N/A                        A balance between a high level of current
Portfolio                                                        income and growth of capital, with a
                                                                 greater emphasis on growth of capital.

MetLife Moderate to Aggressive        N/A                        Growth of capital.
Allocation Portfolio

MetLife Aggressive Allocation         N/A                        Growth of capital.
Portfolio

MET INVESTORS SERIES TRUST                                                    ADVISER: METLIFE ADVISERS, LLC

BlackRock Large Cap Core Portfolio    BlackRock Advisors, LLC    Long-term capital growth.

Clarion Global Real Estate Portfolio  ING Clarion Real Estate    Total return through investment in real
                                      Securities LLC             estate securities, emphasizing both capital
                                                                 appreciation and current income.

Harris Oakmark International          Harris Associates L.P.     Long-term capital appreciation.
Portfolio

Invesco Small Cap Growth Portfolio    Invesco Advisers, Inc./5/  Long-term growth of capital.
(formerly Met/AIM Small Cap
Growth Portfolio)

Janus Forty Portfolio                 Janus Capital Management   Capital appreciation.
                                      LLC

Lazard Mid Cap Portfolio              Lazard Asset Management    Long-term growth of capital.
                                      LLC

Legg Mason ClearBridge Aggressive     ClearBridge Advisors, LLC  Capital appreciation.
Growth Portfolio (formerly Legg
Mason Partners Aggressive Growth
Portfolio)

Legg Mason Value Equity Portfolio     Legg Mason Capital         Long-term growth of capital.
                                      Management, Inc.

Lord Abbett Bond Debenture            Lord, Abbett & Co. LLC     High current income and the opportunity
Portfolio                                                        for capital appreciation to produce a high
                                                                 total return.

MFS(R) Research International         Massachusetts Financial    Capital appreciation.
Portfolio                             Services Company

Morgan Stanley Mid Cap Growth         Morgan Stanley Investment  Capital appreciation.
Portfolio                             Management Inc.

ELIGIBLE FUND                              SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                               -----------                       --------------------
Oppenheimer Capital Appreciation  OppenheimerFunds, Inc.          Capital appreciation.
Portfolio

PIMCO Inflation Protected Bond    Pacific Investment              Maximum real return, consistent with
Portfolio                         Management Company LLC          preservation of capital and prudent
                                                                  investment management.

PIMCO Total Return Portfolio      Pacific Investment              Maximum total return, consistent with the
                                  Management Company LLC          preservation of capital and prudent
                                                                  investment management.

RCM Technology Portfolio          RCM Capital Management LLC      Capital appreciation; no consideration is
                                                                  given to income.

SSgA Growth and Income ETF        SSgA Funds Management, Inc.     Growth of capital and income.
Portfolio

SSgA Growth ETF Portfolio         SSgA Funds Management, Inc.     Growth of capital.

T. Rowe Price Mid Cap Growth      T. Rowe Price Associates, Inc.  Long-term growth of capital.
Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
                                                               ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

Equity-Income Portfolio           FMR Co., Inc.                   Reasonable income. The fund will also
                                                                  consider the potential for capital
                                                                  appreciation. The fund's goal is to achieve
                                                                  a yield which exceeds the composite yield
                                                                  on the securities comprising the Standard
                                                                  & Poor's 500/SM/ Index (S&P 500(R)).

AMERICAN FUNDS INSURANCE SERIES(R)
                                                              ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY

American Funds Bond Fund          N/A                             As high a level of current income as is
                                                                  consistent with the preservation of capital.

American Funds Global Small       N/A                             Long-term growth of capital.
Capitalization Fund

American Funds Growth Fund        N/A                             Growth of capital.

American Funds Growth-Income      N/A                             Long-term growth of capital and income.
Fund

--------

/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
/2/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.
/3/ Prior to January 19, 2010, BlackRock Advisors, LLC was the sub-adviser to the Portfolio.
/4/ The Zenith Equity Portfolio is a fund of funds that invests equally in three Portfolios: the FI Value Leaders Portfolio and the Jennison Growth Portfolio of the Metropolitan Series Fund, Inc., and the Pioneer Fund Portfolio of the Met Investors Series Trust. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.
/5/ Prior to January 1, 2010, the sub-adviser to the Portfolio was known as Invesco Aim Capital Management, Inc.

FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-888-458-2654.


   The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS


   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

   An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

   Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. (See "Fee Table--Eligible Funds Fees and Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the adviser to the subadvisers.)

   Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "Fee Table--Eligible Fund Fees and Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

SELECTION OF THE ELIGIBLE FUNDS

   We select the Eligible Funds offered through this Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Eligible Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new Premiums and/or transfers of cash value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms. These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of cash value to such Eligible Funds.

   We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

VOTING RIGHTS

   We own the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Sub-Account for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

   We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY NELICO

   We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions if the securities laws change. We also reserve the right in our discretion: (1) to add Sub-Accounts; (2) to combine Sub-Accounts; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Sub-Account to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Variable Account under the Investment Company Act of 1940; (7) to combine it with other Variable Accounts; and (8) to transfer assets supporting the Policies from one Sub-Account to another or from the Variable Account to other Variable Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments. If automatic allocations (such as dollar cost averaging or asset rebalancing) are being made to a Sub-Account that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Sub-Account will be allocated to the Black Rock Money Market Sub-Account.

   We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                 THE POLICIES

PURCHASING A POLICY

   To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office in Iselin, New Jersey. (See "Communications and Payments".)

   Each Policy is part of a "case," which is a group of one or more Policies linked by a factor such as a common employer of the insureds. We decide what Policies constitute a case. Policies in a case usually have a common Policy Owner (for example, the employer of the insureds). In addition, the total annual premium payment payable on the Policy or Policies included in the case must be at least $100,000.

   The Policies are available for insureds from the age of 20 to 80 on an underwritten basis and from the age of 20 to 70 on a guaranteed issue basis. We issue guaranteed issue Policies based on very limited underwriting information. (Guaranteed issue Policies may not be available in New Jersey.) All persons must meet our underwriting and other requirements. The minimum face amount available at issue is $50,000, unless we consent to a lower amount. We allow you to include Adjustable Term Insurance Rider coverage to meet our minimum face amount requirements, but you must have at least $10,000 of base Policy face amount. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"), except with our consent. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.

   We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

   We or an affiliate may offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Sub-Account performance and cash values. To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.

REPLACING EXISTING INSURANCE

   It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

   The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

   The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

   A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Communications and Payments".)

   You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

CONVERSION RIGHTS

   GENERAL 24 MONTH RIGHT. Generally, during the first 24 months after the Policy's issue date, and during the first 24 months after the date of an increase in face amount, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

   You may exercise this privilege only once within 24 months after issue, and only once within 24 months after each increase in face amount. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

   The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may allocate to the Fixed Account only (i) the Policy's cash value before any face amount increase plus the portion of future premiums attributable to the Policy's face amount before any increase, if you exercise the right during the first 24 months after issue, or
(ii) the portion of the Policy's cash value and future premiums attributable to the face amount increase, if you exercise the right within 24 months after a face amount increase. After exercising the 24 Month

Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your most recent exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your most recent exercise of the 24 Month Right.

   FOR POLICIES ISSUED IN MARYLAND, NEW JERSEY, NEW YORK AND
CONNECTICUT. Under Policies issued in Maryland, New Jersey, New York and Connecticut, you can exchange the initial face amount of your Policy, and any increase in face amount of your Policy, for a fixed benefit whole life or endowment life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date or, if you are exchanging an increase in face amount, within 24 months after the date of the increase. If you exercise this option, you will have to make up any investment loss you had under your Policy.

   We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. For the exchange of the initial face amount of the variable life policy, the new policy will have the same issue age, underwriting class and policy date as the variable life policy had. For the exchange of an increase in face amount, the new policy will have the same issue age and underwriting class of the insured as on the date of the increase, and a policy date equal to the effective date of the increase. We will attach any riders to the original Policy to the new policy if they are available.

   Contact our Designated Office (see "Communications and Payments") or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

   FOR POLICIES ISSUED IN NEW YORK AND FLORIDA. Under policies issued in New York and Florida, you can exchange your Policy while it is in force for a new policy issued by us or an affiliate, which provides Paid-Up Insurance. Paid-Up Insurance will be provided by using the net cash value of the Policy as a net single premium at the insured's age on the date of the exchange. Paid-Up Insurance is permanent life insurance with no further premiums due. The face amount of the new policy of Paid-Up Insurance may be less than the face amount of this Policy.

SUBSTITUTION OF INSURED PERSON

   Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. There is no additional charge for this rider. However, you may only select the rider at the time your Policy is issued and you may not exercise it until after the first policy year. The right to substitute the insured person is subject to some restrictions. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law if you selected the guideline premium test and, therefore, may require a partial surrender of cash value.

   Your registered representative can provide current information on the availability of the rider. You should consult your tax adviser before substituting the insured person under your Policy.

                                   PREMIUMS

FLEXIBLE PREMIUMS

   Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting and our consent. No payment can be less than $25 ($10 for payments made under certain monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

   You can pay Planned Premiums on an annual, semi-annual, quarterly or monthly schedule. You can change your Planned Premium schedule by sending your request to our Designated Office. (See "Communications and Payments.") However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.

   You may make payments by check or you may make premium payments by wire transfer of federal funds in accordance with our current procedures. We do not accept cash or money orders. We will send premium notices for annual, semi-annual, quarterly or monthly Planned Premiums.

   You may not make premium payments on and after the Policy anniversary on which the insured reaches age 100, except under the Policy's grace period provision. (See "Lapse and Reinstatement".)

   If you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". (See "Tax Considerations".)

   We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Sub-Accounts on the next day that the New York Stock Exchange is open. (See "Communications and Payments".)

   We treat a payment we receive while a Policy loan is outstanding first as a Planned Premium, second as payment of loan interest due, third as a repayment of the Policy loan, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in New York, unless you instruct us otherwise in writing, while a Policy loan is outstanding we treat any payment we receive that is in the exact amount of the Planned Premium as a Planned Premium. If the payment is not in the exact amount of the Planned Premium, unless you instruct us otherwise in writing, we treat it first as payment of Policy loan interest due, second as a repayment of the Policy loan, third as a Planned Premium, and last as an unscheduled payment.)

   If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans", "Deductions from Premiums" and "Death Benefits".)

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

   INVESTMENT START DATE. Your initial premium is credited with investment performance as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy. For this purpose, receipt of the premium payment means receipt by our Designated Office in Iselin, New Jersey. (See "Communications and Payments".)

   PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the Policy application is approved. Monthly Deductions begin on the Policy Date. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may make only one premium payment before the Policy is issued. If we decline an application, we refund the premium payment made.

   If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or the date of any required medical examination. (See "Death Benefits".)

   PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, the Policy Date, unless you request otherwise, and the investment start date, will be the date your premium payment is received at our Designated Office in Iselin, New Jersey. Monthly Deductions begin on the Policy Date.

   BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net annual rate for that period.

RIGHT TO RETURN THE POLICY

   You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to our Designated Office or to your registered representative. (See "Communications and Payments".) Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund the cash value of the Policy plus any sales and premium tax charges that were deducted from the premiums you paid, or if required by state insurance law, any premiums paid.

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the BlackRock Money Market Sub-Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the other Sub-Accounts and/or the Fixed Account, we will refund the Policy's cash value.

   You may cancel an increase in face amount within 10 days (more in some states) after you receive the adjusted Policy. You may return the face amount increase to NELICO or your registered representative. The face amount increase will be canceled from its beginning and we will return to your cash value any processing charge and Monthly Deduction made for the face amount increase.

ALLOCATION OF NET PREMIUMS

   We generally allocate your initial net premium to the Sub-Accounts and the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Return the Policy, however, we hold your initial net premium in the BlackRock Money Market Sub-Account until fifteen days after the investment start date, and then we make the allocation among the Sub-Accounts and the Fixed Account as you choose. For special rules regarding allocations to the Fixed Account, see "The Fixed Account."

   You can allocate your Policy's premiums and cash value among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, and among as many accounts (including the Fixed Account) as you choose. You must allocate whole percentages. If you increase the Policy face amount, we allocate the portion of net premiums attributable to the increase among accounts in accordance with your current allocation instructions.

   You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Communications and Payments".)

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the BlackRock Money Market Sub-Account in order to receive a refund of premiums should you cancel the Policy during the Right to Return the Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the other Sub-Accounts and/or the Fixed Account once the Right to Return the Policy period has ended. You must contact us to request a transfer or reallocation.

   When we allocate net premiums to your Policy's Sub-Accounts, we convert them into accumulation units of the Sub-Accounts. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. ( See "Cash Value".)

                          COMMUNICATIONS AND PAYMENTS

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request or payment conforming to our administrative procedures at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern
Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:

             Renewal Premium Payments   New England Financial
                                        75 Remittance Drive,
                                        Suite 1672
                                        Chicago, IL 60675-1672

             Surrenders, Loans,         MetLife
               Withdrawals and          485B Route One South,
               Sub-Account Transfers      Suite 420
                                        Iselin, NJ 08830
                                        (888) 458-2654

             Death Claims               MetLife
                                        485B Route One South,
                                          Suite 420
                                        Iselin, NJ 08830
                                        (888) 458-2654

             All Other Policy           MetLife
               Transactions and         485B Route One South,
               Inquiries                  Suite 420
                                        Iselin, NJ 08830
                                        (888) 458-2654

   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office or by telephoning us (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-888-458-2654. We use reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. Any telephone or facsimile instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

   If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.

   We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

   Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

PAYMENT OF PROCEEDS

   We ordinarily pay any net cash value, loan value or death benefit proceeds payable from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

   We may withhold payment of surrender or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

   Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

   Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

                                  CASH VALUE

   Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

    -- net premium payments

    -- the net investment experience of the Policy's sub-accounts

    -- interest credited to cash value in the Fixed Account

    -- interest credited to amounts held in the general account for a Policy loan

    -- the death benefit option you choose

    -- Policy charges

    -- partial surrenders

    -- transfers among the sub-accounts and Fixed Account

   We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest). We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender during the first two Policy years, in most states we also refund the total sales charges we deducted on premiums paid for the first Policy year. If the Enhanced Surrender Value Rider is in effect, we will refund instead (1) all or a portion of the total sales and premium tax charges deducted on premiums you paid up to the date of surrender, if you surrender during the first seven Policy years; and (2) a portion of the current year's cost of insurance charges, if you surrender in the first three Policy years. The Rider is only available to business-owned cases with annual recurring premium of at least $1 million, and it may not be available in all states. Moreover, neither the refund of sales charges provided under the base Policy, nor the refund of sales and cost of insurance charges provided under the Enhanced Surrender Value Rider will be paid if you surrender the Policy as part of a tax-free exchange under section 1035 of the Internal Revenue Code. (See "Charges" and "Surrender" for more information.) If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loans" and "Deductions from Cash Value".)

   The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

   The Policy's total cash value in the Variable Account equals the number of units credited in each sub-account multiplied by that sub-account's unit value. We convert any premium or cash value allocated to a sub-account into units of the sub-account. Full or partial surrenders, Policy loans, transfers and charges deducted from the cash value reduce the number of units credited in a sub-account. We determine the number of units by dividing the dollar amount of the transaction by the sub-account's unit value next determined following the transaction. (In the case of an initial premium, we use the unit value on the investment start date.)

   The unit value of a sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. The unit value for each sub-account was set at $100.00 on or about the time when shares of the corresponding Eligible Fund first became available to investors. We determine the unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent unit value by the net investment factor ("NIF") for that day (see below).

   The NIF for a sub-account reflects:

    -- the change in net asset value per share of the corresponding Eligible
       Fund (as of the close of regular trading on the Exchange) from its last value,

    -- the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and

    -- any deductions for taxes that we make from the Variable Account.

   The NIF can be greater or less than one.

                                DEATH BENEFITS

   If the insured dies while the Policy is in force we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

   DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

   The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

   The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

   The Option 3 (Face Amount Plus Premiums) death benefit is equal to the face amount, plus premiums paid (less all partial surrenders). The Option 3 death benefit is also subject to increases required by the Internal Revenue Code.

   CHOICE OF TAX TEST. To meet the Internal Revenue Code's definition of life insurance, the death benefit, which for these purposes includes any coverage provided under the Adjustable Term Insurance Rider if you choose to add it to the face amount of your Policy, will not be less than what is required by either (1) the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or (2) the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, whichever you select when the Policy is issued. The test you select at issue is used for the life of the Policy and cannot be changed.

   Under the cash value accumulation test, the death benefit is not less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered, divided by the applicable net single premium set by the Internal Revenue Code (the "Net Single Premium Corridor"). Net single premiums are based on the age and sex of the insured at the time of the calculation, and increase over time. Sample net single premiums appear in Appendix A.

   If you choose the cash value accumulation test, you may choose an "Enhanced Net Single Premium Corridor". If you do, the death benefit will not be less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered, divided by the applicable net single premium set by the Internal Revenue Code times the Enhanced Net Single Premium Factor. The Enhanced Net Single Premium Factors vary by the attained age of the insured. These factors are shown in Appendix A.

   Under the guideline premium test, the death benefit is not less than a certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered. This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

   If you choose the guideline premium test, you must select either the "Guideline Premium Test with IRS Corridor" or the "Guideline Premium Test with Enhanced Corridor". Appendix A shows the percentages that are applied to the cash value under both the IRS Corridor and the Enhanced Corridor.

   If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your primary objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit. If cash value growth in the later Policy years is your primary objective, the guideline premium test may be the appropriate choice because it requires a lower death benefit, and therefore lower mortality charges, once the Policy's death benefit is subject to increases required by the Internal Revenue Code.

   If you select the "Guideline Premium Test with Enhanced Corridor" or "Cash Value Accumulation Test with Enhanced Net Single Premium Corridor", the death benefits when the insured is age 76 through 89 could potentially be a greater percentage of the cash value than with the standard corridor for the chosen tax test. The death benefit amounts at those ages will only be affected if the cash values have reached levels that would force the death benefit amounts to be increased. When the insured's age is under 76 and over 89, the enhanced and standard corridor factors are equal. If the enhanced factors result in increased death benefit protection, there will be higher cost of insurance charges to provide the increased coverage. If the cash values never reach the required levels, the enhanced and standard options will result in the same death benefit protection. The maximum limits on premium payments for any given face amount would not change due to your choice of enhanced corridor or standard corridor factors. If death benefit protection at ages 76 through 89 is an important factor to you, the enhanced corridor for the tax test chosen may be the appropriate choice.

   TERM RIDER "IN" OR "OUT". If you add an Adjustable Term Insurance Rider to the Policy, you can have the face amount of the Rider added to the face amount of the Policy for purposes of calculating the Option 1, Option 2 or Option 3 death benefit. If you include the rider coverage in the calculation of the death benefit ("inside term"), the Policy may provide greater potential for cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit ("outside term"), the Policy may provide greater potential for the death benefit to grow relative to cash value.

   Under policies issued in New York, only the coverage provided by the Adjustable Term Insurance Rider to Age 100 can be added to the Policy's face amount for purposes of calculating the death benefit, and only if the Policy is issued on a sex-distinct basis and premiums are entirely employer-paid. For more information on the term riders, see "Additional Benefits by Rider".


   AGE 100. If death occurs at or after the Policy Anniversary when the insured reaches attained age 100, the death benefit is equal to 101% of the cash value on the date of death. The tax consequences of keeping the Policy in force beyond the insured's attained age 100 are unclear. (See "Tax Considerations".) A Policy issued in New York will mature for its net cash value when the insured attains age 100.


DEATH PROCEEDS PAYABLE

   The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by an amount to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds by any rider benefits payable. Under Policies issued in New York, the death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death.

   We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue or within two years (less in some states) from an increase in the Policy's face amount, or if a rider limits the death benefit.

   SUICIDE. If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. If the insured commits suicide more than two years from the issue date of the Policy but within two years from the date of an increase in face amount, the death benefit for the increase in face amount is limited to the Monthly Deductions and any Face Amount Increase Administrative Charge made to pay for that increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

   After the first Policy year, you may change your death benefit option by sending your written request to our Designated Office. (See "Communications and Payments.") The request will be effective on the first monthly anniversary following our approval of your request. A change in death benefit option may have tax consequences. (See "Tax Considerations".) Under Policies issued in New York, we will not allow changes in the death benefit option during the grace period.

   If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), or from Option 3 (Face Amount Plus Premiums) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. The face amount reduction will apply to the Policy's initial face amount and any prior increases in face amount on a pro rata basis. A face amount reduction below $10,000 requires our consent. We may also decrease any rider benefits under the Policy. If you selected the guideline premium test for the Policy, a partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy.

   If you change from Option 1 (Face Amount) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. The death benefit, but not the face amount, will change.

   If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

   If you change from Option 2 (Face Amount Plus Cash Value) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. We increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

   If you change from Option 3 (Face Amount Plus Premiums) to Option 1 (Face Amount), the death benefit, but not the face amount, will change.

   AFTER THE POLICY IS ISSUED, YOU CANNOT CHANGE YOUR CHOICE OF TAX TEST (CASH VALUE ACCUMULATION TEST OR GUIDELINE PREMIUM TEST). IN ADDITION, YOU CANNOT CHANGE YOUR ELECTION WHETHER TO ADD THE FACE AMOUNT OF AN ADJUSTABLE TERM INSURANCE RIDER TO THE FACE AMOUNT OF THE BASE POLICY FOR PURPOSES OF CALCULATING THE OPTION 1, OPTION 2 OR OPTION 3 DEATH BENEFIT. YOU CAN, HOWEVER, CHANGE THE CORRIDOR USED UNDER THE TAX TEST FOR YOUR POLICY. A CHANGE TO AN ENHANCED CORRIDOR REQUIRES UNDERWRITING. (SEE "DEATH BENEFIT OPTIONS".)

INCREASE IN FACE AMOUNT

   After the first Policy year you may increase the Policy's face amount. Our underwriting rules and requirements, including proof of insurability, will apply. (Face amount increases are not available under Policies issued in Texas, nor during the grace period under Policies issued in New York.) To have a face amount increase, the insured must still be eligible for the same or better underwriting class that currently applies to the Policy. The increase must be at least $10,000. If the increase requires medical underwriting, we will deduct a face amount increase charge of $0.80 per $1,000 of the face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. We will deduct the charge from the Policy's cash value in the sub-accounts and the Fixed Account, in proportion to the amount of cash value in each (unless you have elected a Single Source Expense Sub-Account).

   An increase in face amount may have tax consequences. You should consult a tax adviser before increasing the face amount.

    Sales charge--A face amount increase does not increase the Target Premium on which we currently base the sales charge. Therefore, after a face amount increase, we currently deduct 8% from each premium you pay in a Policy year until you have paid an amount equal to the Policy's Target Premium (3% in Policy year eight and thereafter) and 1% from any premium balance in that year.

    Monthly deduction--We adjust the Monthly Deduction starting on the effective date of a face amount increase to reflect the new face amount and amount at risk. Cost of insurance rates will not change due to a face amount increase. (See "Deductions from Cash Value.")

   An increase in face amount will take effect on the first day of the Policy month following our approval of your application for the increase. You can contact our Designated Office (see "Communications and Payments") or your registered representative for information on requesting a face amount increase. You have a limited time in which you may cancel a face amount increase. (See "Right to Return the Policy".)

   If a Policy has an Adjustable Term Insurance Rider, then we may offer increases in term insurance coverage, including annual term insurance increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We may also offer increases that relate to premium contributions by an employer. We determine limits on the annual and/or total amount of term insurance increases per Policy that we will permit on a guaranteed issue basis at issue of the Policies. Increases that are not pursuant to an annual increase, or which exceed this limit, will require underwriting. The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

REDUCTION IN FACE AMOUNT

   After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which reduces the Policy's net cash value.) Under Policies issued in New York, we will not allow a reduction in the face amount of the Policy during the grace period.

   For purposes of the cost of insurance charge, a face amount reduction will apply to each face amount segment on a pro rata basis. The face amount remaining has to meet our minimum face amount requirements, except with our consent.

   If you decrease the face amount of your Policy, we also decrease the Target Premium. A face amount reduction usually decreases the death benefit. However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit. A reduction in face amount in this situation is not advisable, because it will not reduce your death benefit or cost of insurance charges. We also may decrease any rider benefits attached to the Policy.

   If you have selected the guideline premium test, a reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need to have a portion of the Policy's cash value paid to you to comply with Federal tax law.

   A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or our Designated Office for information on face amount reduction procedures.

   A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)

                       SURRENDERS AND PARTIAL SURRENDERS

SURRENDER

   You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. (See "Communications and Payments".) The net cash value equals the cash value reduced by any Policy loan and accrued interest. We add to the net cash value paid on surrender the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the first two Policy years, in most states we also refund the total sales charges we deducted on premiums paid in the first Policy year.

   In states where available, if you elect the Enhanced Surrender Value Rider and surrender in any of the first seven Policy years, instead of the refund of total sales charges we deducted on premiums paid in the first Policy year described above, we refund the following percentages of the total sales and premium tax charges deducted on cumulative premiums paid up to the date of surrender. We also refund the following percentages of the current year's cost of insurance charges if you surrender in the first three Policy years.

                                      SALES AND   COST OF
                                       PREMIUM   INSURANCE
                                     TAX CHARGES  CHARGES
                                     ----------- ---------
                      Policy year 1.    100%        75%
                      Policy year 2.     90%        50%
                      Policy year 3.     75%        25%
                      Policy year 4.     60%
                      Policy year 5.     45%
                      Policy year 6.     30%
                      Policy year 7.     15%

   Neither the refund of sales charges provided under the base Policy, nor the refund of sales, premium tax and cost of insurance charges provided under the Enhanced Surrender Value Rider will be paid if you surrender the Policy as part of a tax-free exchange under section 1035 of the Internal Revenue Code.

   If you surrender the Policy during the grace period, we reduce the net cash value you receive by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. Once a Policy is surrendered all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

   You may make a partial surrender of the Policy beginning fifteen days after we mail the confirmation of the initial premium payment. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium. A partial surrender may also reduce rider benefits. For purposes of the cost of insurance charge, any face amount reduction will apply to each face amount segment on a pro rata basis. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

   We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value (that is, the cash value reduced by any outstanding Policy loan balance) on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 90% of the Policy's net cash value per year.

   You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions from Premiums."

   A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Designated Office for information on partial surrender procedures. (See "Communications and Payments".)

   A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

                                   TRANSFERS

TRANSFER OPTION

   Once we mail the confirmation for the initial premium (in some states, 15 days after that), you may transfer your Policy's cash value between accounts. We reserve the right to limit account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. A transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Communications and Payments".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

   Frequent requests from Policy owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (I.E., Clarion Global Real Estate Portfolio, Artio International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Neuberger Berman Genesis Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, MFS Research International Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more ""round-trips'' involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

   AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

   Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Policy to be submitted in writing with an original signature. Transfers made under a Dollar Cost Averaging Program, and, if applicable, any rebalancing program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners and other persons with interests in the Policies. We do not accommodate market timing in any Eligible Fund and there are no arrangements in place to permit any Policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Eligible Fund.

   In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy owner). You should read the Eligible Fund prospectuses for more details.

DOLLAR COST AVERAGING/ASSET REBALANCING

   The Policy offers two automated transfer privileges: dollar cost averaging and asset rebalancing. With dollar cost averaging, your cash value will be transferred periodically from any one Sub-Account to one or more other Sub-Accounts (and/or the Fixed Account) that you select. With asset rebalancing, your cash value will be automatically reallocated among the Sub-Accounts periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and asset rebalancing at the same time. If we exercise our right to limit transfers to four per Policy year, or to impose a $25 charge for transfers in excess of 12 per year, we reserve the right to count transfers under these programs toward these totals. For more information about these features, please contact your registered representative or see the Statement of Additional Information.

                                     LOANS

   You may borrow all or part of the Policy's "loan value" beginning fifteen days after we mail the confirmation for the initial premium. We make the loan as of the date when we receive a loan request. (See "Communications and Payments".) You should contact our Designated Office or your registered representative for information on loan procedures. (See "Communications and Payments".) A loan that is taken from, or secured by a Policy may have tax consequences.

   The Policy's loan value is equal to 90% (or more if required by state law) of the Policy's cash value. The loan value available is reduced by any outstanding loan plus interest. We currently base the loan value on 100% of the Policy's cash value, rather than 90%. However, you should be aware that borrowing up to 100% of the Policy's cash value could cause the Policy to lapse unless sufficient premiums are paid to cover the next monthly deduction. A lapse may result in adverse tax consequences. (See "Tax Considerations").

   If you purchase a Policy with the proceeds of another life insurance policy that has an outstanding policy loan, the maximum loan amount you may carry over to the new Policy is limited to 75% of the initial premium credited to the new Policy. It may not be advantageous to replace existing insurance with a Policy.

   When we pay the loan proceeds to you, we transfer cash value in the amount of the loan from the Sub-Accounts to our general account as collateral for the loan. You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer cash value in the amount of the repayment and held as collateral from the general account back to the Sub-Accounts. Unless you request otherwise, we transfer cash value for a Policy loan from the Sub-Accounts in proportion to the cash value in each. We allocate all loan repayments, unless you request otherwise, to the Sub-Accounts in proportion to the cash value in each at the time of repayment. (See "The Fixed Account" for information on when loans and loan repayments can impact cash value in the Fixed Account.)

   The interest rate charged on Policy loans is an effective rate of 4.75% per year. It accrues daily, and is due on the Policy Anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts in proportion to the amount in each. Amounts we take as collateral for a loan earn interest at an effective rate of not less than 4.00% per year. The rate we currently credit is 4.00% for the first 10 Policy years, 4.50% in Policy years 11 through 20, and 4.75% thereafter. We credit this interest amount to the Policy's Sub-Accounts on the Policy Anniversary, in proportion to the cash value in each. (See "Communications and Payments".)

   The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest. You may increase your risk of lapse if you take a loan.

   If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

   Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences of loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

   If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be Federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value may be insufficient to pay the income tax on your gains.

   If Policy loans plus accrued interest exceed the Policy's cash value at any time, we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan".) The Policy will terminate without value 62 days after we mail the notice unless you pay us the excess Policy loan amount, plus any past due Monthly Deductions, within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

   Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

                            LAPSE AND REINSTATEMENT

LAPSE

    In general, in any month that your Policy's net cash value is not large enough to cover the Monthly Deduction, your Policy will be in default and may lapse. However, you can protect your Policy against lapse for the first three Policy years by making certain minimum premium payments.

    In general, if you pay the three year Minimum Premium amounts on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy, unless on reinstatement you pay all your unpaid Minimum Premiums, including those for the period of lapse. We recalculate the Minimum Premium if you (1) reduce the face amount or make a partial surrender that reduces the face amount, (2) increase or decrease rider coverage, (3) increase the face amount, or (4) if the rating classification for your Policy is improved or we correct a misstatement of the insured's age or sex. The Minimum Premium amount (shown in your Policy) is based on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.

   Under Policies issued in New Jersey, if you have met the requirements for the three-year Minimum Premium death benefit guarantee at the end of the three year guarantee period, the Policy will remain in force for one month as long as the payment made in that month, less partial surrenders and loans, equals the maximum amount (based on policy guarantees) required to be paid at the end of the guarantee period to keep the policy in force for that month. If you make a Policy transaction that changes the amount of the Policy charges for that month, then the amount needed to ensure that the policy will stay in force for the additional month will change accordingly.

   Unless your Policy is protected by the Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to cover the Monthly Deduction and all deductions from the premium. (For Policies issued in New Jersey the amount due is the lesser of: a premium large enough to cover the Monthly Deduction and all deductions from the premium, and a premium large enough to permit the three year Minimum Premium death benefit to be in effect.) We will notify you of the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the unpaid Monthly Deduction for the period prior to the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

   Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

   If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. In computing charges on a reinstated Policy, we do not count the amount of time that the Policy was lapsed.

                         ADDITIONAL BENEFITS BY RIDER

   You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

   The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value and terminate at the insured's age 100, regardless of any extended maturity endorsement. If you seek to reduce the overall cost of your insurance protection, it is generally in your economic advantage to include a significant portion or percentage of your insurance coverage under an inside term Adjustable Term Rider. Although current charges for the inside term Adjustable Term Rider are initially lower than for the base Policy, you should be aware that guaranteed maximum charges on the inside term rider are generally the same as for the base Policy.

   The outside term Adjustable Term Rider can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the outside term rider, the cost of insurance for the outside term rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of coverage under the outside term Adjustable Term Rider can become expensive relative to the base Policy cost, particularly at higher attained ages.

   Like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term coverage no longer participate in the investment experience of the Variable Account, and generally increase with the age of the covered individual. Use of a term rider generally reduces sales compensation. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

   The following riders, some of which have been described previously, are also available:

      ADJUSTABLE TERM INSURANCE RIDER, which provides term insurance. This Rider terminates no later than the Policy anniversary on which the insured has reached age 100 (earlier in some states).

      WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions upon the disability of the insured.

      ENHANCED SURRENDER VALUE RIDER, which provides for a refund of sales and premium tax charges and cost of insurance charges upon a surrender of the Policy during the first seven Policy years (other than as part of a section 1035 exchange). This Rider is not available in Florida and Oregon.

      CHANGE TO A NEW INSURED RIDER, which permits you to substitute the insured under the Policy.

   Not all riders may be available to you and riders in addition to those listed above may be made available. Restrictions on rider coverage may apply in some states. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

   THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT. IT IS NOT AVAILABLE UNDER POLICIES ISSUED IN TEXAS.

   You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

   Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

   We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

   Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Deductions from Cash Value"). A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

   Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefits".)

POLICY TRANSACTIONS

   We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

   Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. The following special rules apply to the Fixed Account.

   Transfers from the Fixed Account to the Variable Account are allowed only once in each Policy year. We process a transfer from the Fixed Account if we receive the transfer request within the 30 day period after the Policy anniversary. We make the transfer as of the date we receive the transfer request at our Designated Office. The amount of cash value you may transfer from the Fixed Account is limited to the greater of 25% of the Policy's cash value in the Fixed Account on the transfer date or the amount of cash value transferred from the Fixed Account in the preceding Policy year. We are not currently imposing any restriction on the timing of, or any limit on the frequency or amount of, transfers to and from the Fixed Account, but we reserve the right to do so. In addition, regardless of any limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

   Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

   Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

   We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

   We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:. the death benefit, cash, and loan benefits under the Policy
                                 . investment options, including premium
                                   allocations
                                 . administration of elective options
                                 . the distribution of reports to Policy Owners

Costs and expenses we incur:     . costs associated with processing and
                                   underwriting applications, and with issuing and administering the Policy (including any riders)
                                 . overhead and other expenses for providing
                                   services and benefits
                                 . sales and marketing expenses
                                 . other costs of doing business, such as
                                   collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:                 . that the cost of insurance charges we may
                                   deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
                                 . that the cost of providing the services and
                                   benefits under the Policies exceed the
                                   charges we deduct

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

   Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and, if applicable, the Enhanced Surrender Value Rider charge.

   SALES CHARGE. We deduct a sales charge of 8% from each premium payment you make during a Policy year. Currently we reduce the charge to 1% for each premium payment you make above a Target Premium during a Policy year, and to 3% for each premium payment you make up to a Target Premium starting in Policy year eight.

   We indicated your Target Premium on your personalized illustration.

   PREMIUM TAX CHARGE. We deduct 2% from each premium payment made to cover premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

   ENHANCED SURRENDER VALUE RIDER. The Enhanced Surrender Value Rider is available to business-owned cases with annual recurring premium of at least $1 million. If the rider is elected, we will deduct a charge of 0.25% from each premium payment you make in the first five Policy years. (See "Surrender".)

DEDUCTIONS FROM CASH VALUE

   MONTHLY DEDUCTION. On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    -- If your Policy is protected against lapse by the three year Minimum
       Premium guarantee, we make the Monthly Deduction unless the net cash value equals zero. (See "Lapse and Reinstatement".)

    -- If the three year Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

   Currently, there is no Monthly Deduction on or after the Policy Anniversary when the insured reaches age 100. (In some states, it is required to equal zero on and after the Policy anniversary when the insured reaches age 100.)

   The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each, unless you choose a "Single Source Expense Sub-Account" on the Policy application. If you choose a Single Source Expense Sub-Account, we will take the Monthly Deduction from that Sub-Account until the cash value there is gone. Then we will take the Monthly Deduction from your remaining Sub-Accounts and the Fixed Account in proportion to the cash value in each. You cannot choose the Fixed Account as the Single Source Expense Sub-Account.

   The Monthly Deduction includes the following charges:

   -- POLICY FEE. The Policy fee is currently equal to $5.50 per month. The fee is guaranteed not to exceed $10.00 per month. The Policy fee compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

   -- MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. This charge is at an annual rate of 0.75%, but is reduced to 0.50% after the 15th Policy year and to .10% after the 20th Policy year (guaranteed not to exceed 0.75% in all years). The rate is applied against the entire cash value, including any cash value held in the general account as collateral for a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

   We deduct the mortality and expense risk charge last after all other components of the Monthly Deduction.

   -- MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. There is no cost of insurance charge on or after the Policy Anniversary when the insured reaches age 100. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction (except for the mortality and expense risk charge). The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial surrenders, and face amount reductions. The cost of insurance rate for your Policy changes from month to month.

   The guaranteed cost of insurance rates for a Policy depend on the insured's

    -- underwriting class

    -- age on the first day of the Policy year

    -- sex (if the Policy is sex-based).

   The current cost of the insurance rates will also depend on

    -- the insured's age at issue

    -- the Policy year.

   We guarantee that the rates on underwritten Policies will not be higher than rates based on the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO Tables"). (For Policies issued prior to January 1, 2009, the guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables").) The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively. (For information regarding a Policy's cost of insurance rates following a face amount increase, see "Increase in Face Amount".)

   The underwriting classes we use are smoker preferred, smoker standard, smoker rated, nonsmoker elite, nonsmoker preferred, nonsmoker standard, nonsmoker rated, smoker guaranteed issue and nonsmoker guaranteed issue. Rated and guaranteed issue classes have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for rated Policies on multiples of the 2001 CSO Tables (or, in the case of Policies issued prior to January 1, 2009, on multiples of the 1980 CSO Tables). (For information regarding a Policy's underwriting classification following a face amount increase, see "Increase in Face Amount". See below for a discussion of guaranteed issue Policies.)

   The following standard or better smoker and nonsmoker classes are available for underwritten Policies:

    -- nonsmoker elite for Policies with total face amounts (base Policy plus
       Adjustable Term Insurance Rider) of $250,000 or more where the issue age is 20 through 75;

    -- smoker preferred and nonsmoker preferred for Policies with total face amounts (base Policy plus Adjustable Term Insurance Rider) of $100,000 or more where the issue age is 20 through 75; and

    -- smoker standard and nonsmoker standard for Policies with total face amounts (base Policy plus Adjustable Term Insurance Rider) of $50,000 or more where the issue age is 20 through 80.

   The nonsmoker elite class offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

   Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

   Under Policies issued in New Jersey, an insured's underwriting class may not be improved from smoker to nonsmoker during the first two Policy years.

   We may offer Policies on a guaranteed issue basis to certain cases. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in the standard class. Therefore, we generally use higher current cost of insurance rates for guaranteed issue Policies. For some cases, the charge may vary based on the size of the group, the total premium for the group and certain characteristics of the group members. The guaranteed maximum monthly cost of insurance charges for guaranteed issue status will exceed charges based on 100% of the 2001 CSO Tables (or, in the case of Policies issued prior to January 1, 2009, 100% of the 1980 CSO Tables).

   Guaranteed issue Policies have cost of insurance rates that vary based on whether the insured is a smoker or nonsmoker, and the nonsmoker elite, nonsmoker preferred and smoker preferred classes are not available. For qualifying cases, the rates may also vary based on the sex of the insured. The current cost of insurance rates do not vary by individual Policy face amount but may be lower if the members of the group have certain characteristics.

   Some cases may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates as fully underwritten Policies; however, the nonsmoker elite, nonsmoker preferred and smoker preferred classes are not available to these Policies.


   In some states, we may issue standard smoker and standard nonsmoker Policies to certain cases that are based on minimal underwriting information, but that are subject to an additional flat extra charge. The overall cost of insurance deduction under these Policies will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.


   -- TERM RIDER. The Adjustable Term Insurance Rider has its own cost of insurance rates that are different from those of the base Policy. If you elect to add the Adjustable Term Insurance Rider as inside term, then once the net amount at risk of the base Policy is zero, any excess cash value of the base Policy reduces the net amount at risk under the term insurance rider. If the Adjustable Term Insurance Rider is added as outside term, then the term rider's net amount at risk will not be reduced by any of the base Policy's cash value. (See "Additional Benefits by Rider".)

   -- CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional Rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

   FACE AMOUNT INCREASE CHARGE. For an underwritten face amount increase, we deduct a charge of $0.80 per $1,000 of face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. Currently, there is no Face Amount Increase Charge on or after the Policy Anniversary when the insured reaches age 100. This charge compensates us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.

TRANSFER CHARGE

   We reserve the right to impose a $25 processing charge on each transfer between Sub-Accounts or between a Sub-Account and the Fixed Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. We reserve the right to count transfers due to dollar cost averaging or asset rebalancing as transfers for the purpose of assessing this charge.

LOAN INTEREST SPREAD

   We charge you interest on a loan at a maximum effective rate of 4.75% per year, compounded daily. We also credit interest on the amount we take from the Policy's sub-accounts as a result of the loan at a minimum annual effective rate of 4% per year, compounded daily. As a result, the loan interest spread will never be more than 0.75%.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

   CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)

   ELIGIBLE FUND EXPENSES. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.

                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

   IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, there is additional uncertainty if your Policy is issued on a substandard or guaranteed issue basis or if your Policy is paid up or almost paid up in the first two Policy years. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.


   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.


   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL--DEATH BENEFITS. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in section 101 of the Code.

   In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to Policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

   The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A material change may also occur if you request an increase in the face amount of your Policy. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments, to limit increases in face amount, or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the

   Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary. However, the foregoing exceptions generally do not apply to a corporate Policy Owner.

   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. However, the tax consequences associated with Policy loans that are outstanding after the first 10 Policy years are less clear and a tax adviser should be consulted when considering a loan.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Loans may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the

Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.


   The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.


   During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. The maximum estate tax rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.


   In general, the estate tax has been repealed for estates of decedents dying in 2010, but is scheduled to be reinstated in 2011 with an exemption of $1 million and a maximum rate of 55%. The generation-skipping transfer (GST) tax has also been repealed for 2010, and is scheduled to return in 2011, with an exemption of $1 million, plus inflation-indexed increases.

   During the repeal of the estate tax in 2010, the basis of assets received from a decedent generally will carry over from the decedent, rather than being stepped-up to date-of-death value.

   It is not known if Congress will enact permanent repeal of the estate and GST tax or will reinstate the estate tax or GST tax for 2010, and, if so, whether the reinstatement will be made retroactive to January 1, 2010. Please consult your tax adviser.

   The complexity of the tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER TAX CONSIDERATIONS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's 100th year are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.


   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                         DISTRIBUTION OF THE POLICIES


   We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Policies. Distributor is a member of the Financial Services Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line. Distributor offers the Policies through its sales representatives. Distributor may also enter into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. We pay commissions to Distributor for sales of the Policies by its sales representatives, as well as selling firms. We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments currently equal 0.25% of Variable Account assets invested in the particular Eligible Fund. (See "Fee Tables--Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses.) Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund.


   Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. The percentage the sales representative receives is determined by a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which Distributor's sales representatives are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.


   Distributor's sales representatives receive payments for sales of the Policy under one of three gross dealer concession schedules. For Policies issued on or after January 1, 2009 with the Enhanced Surrender Value (ESV) rider, the gross dealer concession amount in the first Policy year is 18.75% of premiums paid up to the Commissionable Target Premium, and 1.25% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 6, the gross dealer concession amount is 8.6% of premiums paid up to the

Commissionable Target Premium, and 1.0% of premiums paid in excess of the Commissionable Target Premium. (The Commissionable Target Premium is the Target Premium, as defined in the Glossary, plus the Target Premium associated with any riders added to the Policy.) In addition, in Policy years 7 through 20, the sales representative is entitled to a percentage of a gross dealer concession amount of 0.27% of the Policy's cash value.


   For Policies issued on or after January 1, 2009 without the ESV rider, the sales representative can select from two alternative gross dealer concession schedules. Under the first of these schedules, the gross dealer concession amount in the first Policy year is 30% of premiums paid up to the Commissionable Target Premium, and 1.25% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 7.0% of premiums paid up to the Commissionable Target Premium, and 1.0% of premiums paid in excess of the Commissionable Target Premium. In Policy years 11 through 20, the gross dealer concession amount is 2.0% of premiums paid up to the Commissionable Target Premium, and 1.0% of premiums paid in excess of the Commissionable Target Premium.

   Under the second alternative gross dealer concession schedule, the gross dealer concession amount in the first Policy year is 30% of premiums paid up to the Commissionable Target Premium, and 1.25% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 6, the gross dealer concession amount is 6.0% of premiums paid up to the Commissionable Target Premium, and 1.0% of premiums paid in excess of the Commissionable Target Premium. In Policy years 7 through 10, the gross dealer concession amount is 3.55% of premiums paid up to the Commissionable Target Premium, and 1.0% of premiums paid in excess of the Commissionable Target Premium. In addition, in Policy years 6 through 20, the sales representative is entitled to a percentage of a gross dealer concession amount of 0.20% of the Policy's cash value.


   Distributor also makes payments for the sale of the Policy to the Managing Partner who supervises the sales representative. Payments to Managing Partners vary and depend on a number of factors, including the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency.

   Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by NELICO and its affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain their agent status with us and in order to be eligible for most of the cash compensation listed above. Managing Partners may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Managing Partner supervises. Managing Partners may pay a portion of their cash compensation to their sales representatives.

   Sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Policy is sold. This amount is part of the total compensation paid for the sale of the Policy.

   Receipt of the cash compensation described above may provide our sales representatives and their Managing Partners, and the sales representatives and Managing Partners of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

   Distributor pays compensation for the sale of the Policies by affiliated and unaffiliated selling firms. The compensation paid to selling firms for sales of the Policies is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that is paid by Distributor with respect to sales made through Distributor's sales representatives. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash compensation and other benefits. In the case of our affiliate, MSI, the portion that MSI passes on to its sales representatives depends on a formula that takes into consideration the amount of proprietary products that the sales representative sells and services, which provides the sales representative with an incentive to favor the sale of the Policies over other similar products issued by non-affiliates. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

   One of our affiliated selling firms, MetLife Investors Distribution Company ("MLIDC"), enters into selling agreements with other unaffiliated selling firms for the sale of the Policies and other variable insurance products, i.e., annuity contracts and life insurance policies, that we and our affiliates issue. MLIDC may also enter into preferred distribution arrangements through which it pays additional compensation to certain of these selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

   These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor may enter into similar preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities, Inc., Tower Square Securities, Inc. and MSI. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

   Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

   The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of New England Securities Corporation to perform its contract with the Separate Account or of NELICO to meet its obligations under the Policies.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements and financial highlights comprising each of the Sub-Accounts of New England Variable Life Separate Account included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


                             FINANCIAL STATEMENTS


   Financial statements for New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 1095 Avenue of the Americas, New York, NY 10036 or telephoning 1-800-356-5015 or visiting our website at www.nef.com. NELICO's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. The financial statements of Metropolitan Life Insurance Company should be considered only as bearing on the ability of MetLife to meet its obligations under the net worth maintenance agreement described in the Statement of Additional Information.

                                   GLOSSARY

   ACCOUNT.  A Sub-Account of the Variable Account or the Fixed Account.

   AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

   CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

   EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

   FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

   INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

   NET CASH VALUE. The net cash value is equal to the Policy's cash value reduced by any outstanding Policy loan and accrued interest on the loan.

   NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period.

   PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

   PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

   POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you.

   TARGET PREMIUM. Currently we use the Target Premium to determine the amount of Sales Charge deducted from each premium payment, and also sales commissions. It varies by issue age, sex and underwriting class of the insured and the Policy's face amount at issue (or as later reduced). The Target Premium for a standard risk Policy with no riders is equal to the net annual premium that would be paid if the Policy provided for paid-up benefits after the payment of seven level net annual premiums, determined under federal income tax laws. Substandard ratings and certain riders increase the Target Premium above this amount.

   YOU.  "You" refers to the Policy Owner.

                                  APPENDIX A

            CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST

   In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits".)

   For the cash value accumulation test, sample net single premiums for selected ages of male and female insureds are listed below.


                  FOR POLICIES ISSUED BEFORE JANUARY 1, 2009
                   ------------------------------------------
                                                        NET SINGLE PREMIUM
                                                        ------------------
           AGE                                           MALE     FEMALE
           ---                                           ------   ------
           30.......................................... 0.2130    0.1818
           40.......................................... 0.2961    0.2532
           50.......................................... 0.4037    0.3458
           60.......................................... 0.5328    0.4627
           70.......................................... 0.6710    0.6060
           80.......................................... 0.7949    0.7571
           90.......................................... 0.8853    0.8760
           100......................................... 0.9900    0.9900



                  FOR POLICIES ISSUED AFTER DECEMBER 31, 2008
                  -------------------------------------------
                                                        NET SINGLE PREMIUM
                                                        ------------------
           AGE                                           MALE     FEMALE
           ---                                           ------   ------
           30.......................................... 0.1771    0.1555
           40.......................................... 0.2502    0.2211
           50.......................................... 0.3492    0.3107
           60.......................................... 0.4749    0.4224
           70.......................................... 0.6158    0.5538
           80.......................................... 0.7586    0.6977
           90.......................................... 0.8683    0.8283
           100......................................... 0.9900    0.9900


   Listed below are Enhanced Net Single Premium Factors used for the Enhanced Net Single Premium Corridor.

                           ENHANCED                      ENHANCED
                          NET SINGLE                    NET SINGLE
               AGE      PREMIUM FACTOR      AGE       PREMIUM FACTOR
               ---      -------------- -------------- --------------
           0 through 75      1.00            83            0.93
                76           0.98            84            0.94
                77           0.96            85            0.95
                78           0.94            86            0.96
                79           0.92            87            0.97
                80           0.90            88            0.98
                81           0.91            89            0.99
                82           0.92      90 through 100      1.00

   If you choose the Enhanced Net Single Premium Corridor, the net single premium is multiplied by the applicable enhanced net single premium factor listed above. The cash value is divided by that result.

   For the guideline premium test, Table I and Table II show the percentage of the Policy's cash value that is used to determine the death benefit.

                            TABLE I -- IRS CORRIDOR


                                              AGE OF
              AGE OF                        INSURED AT
        INSURED AT START OF PERCENTAGE OF    START OF     PERCENTAGE OF
          THE POLICY YEAR    CASH VALUE*  THE POLICY YEAR  CASH VALUE*
        ------------------- ------------- --------------- -------------
           0 through 40          250            61             128
                41               243            62             126
                42               236            63             124
                43               229            64             122
                44               222            65             120
                45               215            66             119
                46               209            67             118
                47               203            68             117
                48               197            69             116
                49               191            70             115
                50               185            71             113
                51               178            72             111
                52               171            73             109
                53               164            74             107
                54               157       75 through 90       105
                55               150            91             104
                56               146            92             103
                57               142            93             102
                58               138            94+            101
                59               134
                60               130

--------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death, plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered.

                         TABLE II -- ENHANCED CORRIDOR


      AGE OF                            AGE OF                            AGE OF
INSURED AT START OF PERCENTAGE OF INSURED AT START OF PERCENTAGE OF INSURED AT START OF PERCENTAGE OF
  THE POLICY YEAR    CASH VALUE*    THE POLICY YEAR    CASH VALUE*    THE POLICY YEAR    CASH VALUE*
------------------- ------------- ------------------- ------------- ------------------- -------------
   0 through 40          250              61               128              81               115
        41               243              62               126              82               114
        42               236              63               124              83               113
        43               229              64               122              84               112
        44               222              65               120              85               111
        45               215              66               119              86               109
        46               209              67               118              87               108
        47               203              68               117              88               107
        48               197              69               116              89               106
        49               191              70               115              90               105
        50               185              71               113              91               104
        51               178              72               111              92               103
        52               171              73               109              93               102
        53               164              74               107              94+              101
        54               157              75               105
        55               150              76               107
        56               146              77               109
        57               142              78               112
        58               138              79               114
        59               134              80               117
        60               130

--------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death, plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered.

                                  APPENDIX B

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

   The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $1,600,000 for a unisex insured aged 50. The insured is assumed to be in the standard nonsmoker risk class. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See "Charges.") Illustrations show the Option 2 death benefit using the cash value accumulation test with the Enhanced Net Single Premium Corridor.

   Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Sub-Accounts with varying rates of return. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were in another risk classification, or if the Policies were issued at other than unisex rates. For example, as a result of variations in actual returns additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


   The death benefits and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, a mortality and expense risk fee, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. (See "Charges".) The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of 0.70% of the average daily net assets of the Eligible Funds. This average does not reflect expense subsidies by the investment advisers of certain Eligible Funds.

   The gross rates of return used in the illustrations do not reflect deductions of the charges and expenses of the Eligible Funds. Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -0.70%, 5.26% and 9.23%, respectively.


   If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. You should contact your registered representative to request a personalized illustration.

                          UNISEX INSURED ISSUE AGE 50

                 $88,356 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                  STANDARD NONSMOKER UNDERWRITING RISK CLASS

                            $1,600,000 FACE AMOUNT

                            OPTION 2 DEATH BENEFIT
    CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                  DEATH BENEFIT            CASH VALUE ON SURRENDER ASSUMING           CASH VALUE
              ASSUMING HYPOTHETICAL                 HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                  GROSS ANNUAL                      GROSS ANNUAL                     GROSS ANNUAL
END OF          RATE OF RETURN OF                 RATE OF RETURN OF                RATE OF RETURN OF
POLICY  ---------------------------------  -------------------------------  -------------------------------
 YEAR       0%          6%         10%        0%         6%         10%        0%        6%         10%
------  ----------  ---------- ----------- --------  ---------- ----------- -------- ---------- -----------
  1     $1,675,401  $1,680,009 $ 1,683,080 $ 82,469  $   87,078 $    90,148 $ 75,401 $   80,009 $    83,080
  2      1,749,694   1,763,577   1,773,128  156,762     170,645     180,197  149,694    163,577     173,128
  3      1,822,761   1,850,723   1,870,591  222,761     250,723     270,591  222,761    250,723     270,591
  4      1,890,278   1,937,127   1,971,518  290,278     337,127     371,518  290,278    337,127     371,518
  5      1,955,948   2,026,495   2,080,018  355,948     426,495     480,018  355,948    426,495     480,018
  6      2,019,685   2,118,845   2,196,611  419,685     518,845     596,611  419,685    518,845     596,611
  7      2,081,629   2,214,424   2,322,094  481,629     614,424     722,094  481,629    614,424     722,094
  8      2,064,724   2,231,633   2,372,364  464,724     631,633     772,364  464,724    631,633     772,364
  9      2,049,555   2,251,151   2,428,436  449,555     651,151     828,436  449,555    651,151     828,436
 10      2,036,920   2,273,933   2,491,664  436,920     673,933     891,664  436,920    673,933     891,664
 15      1,959,361   2,385,281   2,877,126  359,361     785,281   1,277,126  359,361    785,281   1,277,126
 20      1,860,023   2,499,233   3,437,486  260,023     899,233   1,837,486  260,023    899,233   1,837,486
 25      1,743,862   2,634,269   4,309,375  143,862   1,034,269   2,709,375  143,862  1,034,269   2,709,375
 30                  2,709,595   5,883,172            1,109,595   3,940,719           1,109,595   3,940,719
 35                  2,659,506   7,338,703            1,059,506   5,615,304           1,059,506   5,615,304
 40                  2,351,165   9,597,359              751,165   7,997,359             751,165   7,997,359
 45                             12,923,009                       11,323,009                      11,323,009
 50                             17,654,731                       16,054,731                      16,054,731


   IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          UNISEX INSURED ISSUE AGE 50

                 $88,356 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                  STANDARD NONSMOKER UNDERWRITING RISK CLASS

                            $1,600,000 FACE AMOUNT

                            OPTION 2 DEATH BENEFIT
    CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.



                 DEATH BENEFIT            CASH VALUE ON SURRENDER ASSUMING          CASH VALUE
             ASSUMING HYPOTHETICAL                HYPOTHETICAL                ASSUMING HYPOTHETICAL
                  GROSS ANNUAL                    GROSS ANNUAL                     GROSS ANNUAL
END OF         RATE OF RETURN OF               RATE OF RETURN OF                RATE OF RETURN OF
POLICY  --------------------------------  -------------------------------- ----------------------------
YEAR        0%          6%        10%        0%         6%        10%         0%       6%       10%
------  ----------  ---------- ----------  --------  --------  ----------  -------- -------- ----------
  1     $1,672,516  $1,677,032 $1,680,042 $ 79,585   $ 84,101  $   87,110  $ 72,516 $ 77,032 $   80,042
  2      1,743,495   1,757,003  1,766,301  150,564    164,071     173,369   143,495  157,003    166,301
  3      1,812,816   1,839,896  1,859,149  212,816    239,896     259,149   212,816  239,896    259,149
  4      1,880,422   1,925,760  1,959,057  280,422    325,760     359,057   280,422  325,760    359,057
  5      1,946,181   2,014,564  2,066,452  346,181    414,564     466,452   346,181  414,564    466,452
  6      2,010,005   2,106,325  2,181,847  410,005    506,325     581,847   410,005  506,325    581,847
  7      2,071,829   2,201,075  2,305,813  471,829    601,075     705,813   471,829  601,075    705,813
  8      2,053,239   2,215,804  2,352,792  453,239    615,804     752,792   453,239  615,804    752,792
  9      2,033,930   2,230,171  2,402,686  433,930    630,171     802,686   433,930  630,171    802,686
 10      2,013,781   2,244,030  2,455,603  413,781    644,030     855,603   413,781  644,030    855,603
 15      1,892,717   2,295,951  2,765,818  292,717    695,951   1,165,818   292,717  695,951  1,165,818
 20      1,724,512   2,296,440  3,160,062  124,512    696,440   1,560,062   124,512  696,440  1,560,062
 25                  2,201,599  3,646,543             601,599   2,046,543            601,599  2,046,543
 30                  1,915,326  4,192,039             315,326   2,592,039            315,326  2,592,039
 35                             4,682,625                       3,082,625                     3,082,625
 40                             4,884,494                       3,284,494                     3,284,494
 45                             4,461,703                       2,861,703                     2,861,703
 50                             2,824,779                       1,224,779                     1,224,779


   IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

   Additional information about the Policy and the Variable Account can be found in the Statement of Additional Information, which is available online at our website www.nef.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling 1-888-458-2654 or by e-mailing us at AskUs@nef.com. You may also obtain, without charge, a personalized illustration of death benefits, net cash values and cash values by calling your registered representative.

   For information about historical values of the Variable Account Sub-Accounts, for Sub-Account transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call 1-888-458-2654.

   This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

   Information about the Policy and the Variable Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Variable Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.




File No. 811-3713

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
New England Variable Life Separate Account and Board of Directors of
New England Life Insurance Company

We have audited the accompanying statements of assets and liabilities of New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2 as of December 31, 2009, the related statements of operations and changes in net assets for each of the periods presented in the three years then ended, and the financial highlights in Note 7 for each of the periods presented in the five year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2009, the result of their operations and changes in their net assets for each of the periods presented in the three years then ended, and the financial highlights for each of the periods presented in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2010

This page is intentionally left blank.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                      MSF MSF BLACKROCK MSF BLACKROCK      MSF MFS
                            ZENITH EQUITY   BOND INCOME  MONEY MARKET TOTAL RETURN
                              SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                            ------------- ------------- ------------- ------------
ASSETS:
  Investments at fair value $ 443,654,080 $ 101,139,220 $ 257,541,092 $ 94,620,975
  Other receivables                    --            --        86,076           --
  Due from New England Life
     Insurance Company                 --            --            --           --
                            ------------- ------------- ------------- ------------
       Total Assets           443,654,080   101,139,220   257,627,168   94,620,975
                            ------------- ------------- ------------- ------------
LIABILITIES:
  Other payables                       35            --            --           --
  Due to New England Life
     Insurance Company             16,019        26,432       261,575        4,461
                            ------------- ------------- ------------- ------------
       Total Liabilities           16,054        26,432       261,575        4,461
                            ------------- ------------- ------------- ------------
NET ASSETS                  $ 443,638,026 $ 101,112,788 $ 257,365,593 $ 94,616,514
                            ============= ============= ============= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                            MSF MET/ARTISAN        MSF FI MSF LOOMIS SAYLES     MSF DAVIS
                              MID CAP VALUE VALUE LEADERS    SMALL CAP CORE VENTURE VALUE
                                SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT
                            --------------- ------------- ----------------- -------------
ASSETS:
  Investments at fair value    $ 94,144,166  $ 46,387,094     $ 117,248,118 $ 252,352,051
  Other receivables                      --            --                --            --
  Due from New England Life
     Insurance Company                   --            --                --            --
                            --------------- ------------- ----------------- -------------
       Total Assets              94,144,166    46,387,094       117,248,118   252,352,051
                            --------------- ------------- ----------------- -------------
LIABILITIES:
  Other payables                         --            --                39            11
  Due to New England Life
     Insurance Company               27,067        27,495            20,301        46,018
                            --------------- ------------- ----------------- -------------
       Total Liabilities             27,067        27,495            20,340        46,029
                            --------------- ------------- ----------------- -------------
NET ASSETS                     $ 94,117,099  $ 46,359,599     $ 117,227,778 $ 252,306,022
                            =============== ============= ================= =============

The accompanying notes are an integral part of these financial statements.

             MSF MSF WESTERN ASSET    MSF WESTERN ASSET
BLACKROCK LEGACY        MANAGEMENT MANAGEMENT STRATEGIC MSF FI MID CAP MSF JENNISON  MSF RUSSELL
LARGE CAP GROWTH   U.S. GOVERNMENT   BOND OPPORTUNITIES  OPPORTUNITIES       GROWTH   2000 INDEX
     SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
---------------- ----------------- -------------------- -------------- ------------ ------------
   $ 158,156,163       $ 8,959,605         $ 15,183,600   $ 16,881,545  $ 5,802,750 $ 19,339,408
              --                --                   --             --           --           --
              --                --                   --             --           --           --
---------------- ----------------- -------------------- -------------- ------------ ------------
     158,156,163         8,959,605           15,183,600     16,881,545    5,802,750   19,339,408
---------------- ----------------- -------------------- -------------- ------------ ------------
              45                --                   --             --           --           --
          25,439             9,803               18,642          4,554       13,309       15,514
---------------- ----------------- -------------------- -------------- ------------ ------------
          25,484             9,803               18,642          4,554       13,309       15,514
---------------- ----------------- -------------------- -------------- ------------ ------------
   $ 158,130,679       $ 8,949,802         $ 15,164,958   $ 16,876,991  $ 5,789,441 $ 19,323,894
================ ================= ==================== ============== ============ ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                      MSF ARTIO   MSF BLACKROCK   MSF METLIFE MSF BARCLAYS CAPITAL
                            INTERNATIONAL STOCK STRATEGIC VALUE   STOCK INDEX AGGREGATE BOND INDEX
                                    SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT          SUB-ACCOUNT
                            ------------------- --------------- ------------- --------------------
ASSETS:
  Investments at fair value        $ 30,265,529    $ 34,016,929 $ 138,094,949         $ 28,177,249
  Other receivables                          --              --           195                   --
  Due from New England Life
     Insurance Company                       --              --            --                   --
                            ------------------- --------------- ------------- --------------------
       Total Assets                  30,265,529      34,016,929   138,095,144           28,177,249
                            ------------------- --------------- ------------- --------------------
LIABILITIES:
  Other payables                             --              --            --                  199
  Due to New England Life
     Insurance Company                   13,603           7,925        66,275               18,742
                            ------------------- --------------- ------------- --------------------
       Total Liabilities                 13,603           7,925        66,275               18,941
                            ------------------- --------------- ------------- --------------------
NET ASSETS                         $ 30,251,926    $ 34,009,004 $ 138,028,869         $ 28,158,308
                            =================== =============== ============= ====================

The accompanying notes are an integral part of these financial statements.

                                                                         MSF NEUBERGER
MSF MORGAN STANLEY         MSF METLIFE MSF LOOMIS SAYLES   MSF BLACKROCK        BERMAN
        EAFE INDEX MID CAP STOCK INDEX  SMALL CAP GROWTH LARGE CAP VALUE MID CAP VALUE MSF MFS VALUE
       SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
------------------ ------------------- ----------------- --------------- ------------- -------------
      $ 15,703,186        $ 16,731,289       $ 5,044,624    $ 10,024,039  $ 27,589,323  $ 11,696,202
                --                  --                --              --            --            --
                --                  --                --              --            --            --
------------------ ------------------- ----------------- --------------- ------------- -------------
        15,703,186          16,731,289         5,044,624      10,024,039    27,589,323    11,696,202
------------------ ------------------- ----------------- --------------- ------------- -------------
                --                  --                --              --            --            --
            19,794              23,540             3,121          11,554         8,518         8,468
------------------ ------------------- ----------------- --------------- ------------- -------------
            19,794              23,540             3,121          11,554         8,518         8,468
------------------ ------------------- ----------------- --------------- ------------- -------------
      $ 15,683,392        $ 16,707,749       $ 5,041,503    $ 10,012,485  $ 27,580,805  $ 11,687,734
================== =================== ================= =============== ============= =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                            MSF T. ROWE PRICE MSF T. ROWE PRICE MSF OPPENHEIMER     MSF BLACKROCK
                             LARGE CAP GROWTH  SMALL CAP GROWTH   GLOBAL EQUITY AGGRESSIVE GROWTH
                                  SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                            ----------------- ----------------- --------------- -----------------
ASSETS:
  Investments at fair value       $ 6,999,145       $ 4,055,877     $ 6,838,191       $ 2,948,330
  Other receivables                        --                --              --                --
  Due from New England Life
     Insurance Company                     --                --              --                --
                            ----------------- ----------------- --------------- -----------------
       Total Assets                 6,999,145         4,055,877       6,838,191         2,948,330
                            ----------------- ----------------- --------------- -----------------
LIABILITIES:
  Other payables                           --                --              --                --
  Due to New England Life
     Insurance Company                 11,693            11,272           4,741             2,705
                            ----------------- ----------------- --------------- -----------------
       Total Liabilities               11,693            11,272           4,741             2,705
                            ----------------- ----------------- --------------- -----------------
NET ASSETS                        $ 6,987,452       $ 4,044,605     $ 6,833,450       $ 2,945,625
                            ================= ================= =============== =================

The accompanying notes are an integral part of these financial statements.

               MSF METLIFE         MSF METLIFE                               MSF METLIFE
MSF BLACKROCK CONSERVATIVE     CONSERVATIVE TO         MSF METLIFE           MODERATE TO           MSF METLIFE
  DIVERSIFIED   ALLOCATION MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION
  SUB-ACCOUNT  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
------------- ------------ ------------------- ------------------- --------------------- ---------------------
  $ 2,761,441  $ 4,034,384         $ 6,814,880        $ 33,237,543          $ 49,975,281           $ 6,672,538
           --           --                  --                  --                    --                    --
           --           --                  --                  --                    --               115,707
------------- ------------ ------------------- ------------------- --------------------- ---------------------
    2,761,441    4,034,384           6,814,880          33,237,543            49,975,281             6,788,245
------------- ------------ ------------------- ------------------- --------------------- ---------------------
           --           --                  --                  --                    --               118,864
       12,390        6,990              10,006              19,605                24,083                    --
------------- ------------ ------------------- ------------------- --------------------- ---------------------
       12,390        6,990              10,006              19,605                24,083               118,864
------------- ------------ ------------------- ------------------- --------------------- ---------------------
  $ 2,749,051  $ 4,027,394         $ 6,804,874        $ 33,217,938          $ 49,951,198           $ 6,669,381
============= ============ =================== =================== ===================== =====================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                          AMERICAN FUNDS
                            AMERICAN FUNDS AMERICAN FUNDS   GLOBAL SMALL AMERICAN FUNDS
                                    GROWTH  GROWTH-INCOME CAPITALIZATION           BOND
                               SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                            -------------- -------------- -------------- --------------
ASSETS:
  Investments at fair value  $ 162,140,800   $ 97,450,062   $ 60,537,272   $ 11,511,910
  Other receivables                     --             --          7,493             --
  Due from New England Life
     Insurance Company                  --             --             --             --
                            -------------- -------------- -------------- --------------
       Total Assets            162,140,800     97,450,062     60,544,765     11,511,910
                            -------------- -------------- -------------- --------------
LIABILITIES:
  Other payables                     6,492          2,179             --             --
  Due to New England Life
     Insurance Company              73,372         39,857         23,847         11,087
                            -------------- -------------- -------------- --------------
       Total Liabilities            79,864         42,036         23,847         11,087
                            -------------- -------------- -------------- --------------
NET ASSETS                   $ 162,060,936   $ 97,408,026   $ 60,520,918   $ 11,500,823
                            ============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

 FIDELITY VIP MIST T. ROWE PRICE   MIST PIMCO    MIST RCM MIST LAZARD     MIST MET/AIM
EQUITY-INCOME     MID CAP GROWTH TOTAL RETURN  TECHNOLOGY     MID CAP SMALL CAP GROWTH
  SUB-ACCOUNT        SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT
------------- ------------------ ------------ ----------- ----------- ----------------
 $ 93,852,035       $ 23,031,981 $ 78,734,110 $ 7,433,635 $ 5,919,435      $ 3,202,220
           --                 --          102          --          --               --
           --                 --           --          --          --               --
------------- ------------------ ------------ ----------- ----------- ----------------
   93,852,035         23,031,981   78,734,212   7,433,635   5,919,435        3,202,220
------------- ------------------ ------------ ----------- ----------- ----------------
           --                 --           --          --          --               --
       27,182             27,788       47,677      10,386      16,076           11,672
------------- ------------------ ------------ ----------- ----------- ----------------
       27,182             27,788       47,677      10,386      16,076           11,672
------------- ------------------ ------------ ----------- ----------- ----------------
 $ 93,824,853       $ 23,004,193 $ 78,686,535 $ 7,423,249 $ 5,903,359      $ 3,190,548
============= ================== ============ =========== =========== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                      MIST                MIST           MIST      MIST MFS
                            HARRIS OAKMARK LEGG MASON PARTNERS CLARION GLOBAL      RESEARCH
                             INTERNATIONAL   AGGRESSIVE GROWTH    REAL ESTATE INTERNATIONAL
                               SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                            -------------- ------------------- -------------- -------------
ASSETS:
  Investments at fair value   $ 42,549,462         $ 2,300,561   $ 16,844,410 $ 111,016,716
  Other receivables                     --                  --             --            --
  Due from New England Life
     Insurance Company                  --                  --             --            --
                            -------------- ------------------- -------------- -------------
       Total Assets             42,549,462           2,300,561     16,844,410   111,016,716
                            -------------- ------------------- -------------- -------------
LIABILITIES:
  Other payables                        --                  --             --           109
  Due to New England Life
     Insurance Company              21,983              14,707         11,555        32,246
                            -------------- ------------------- -------------- -------------
       Total Liabilities            21,983              14,707         11,555        32,355
                            -------------- ------------------- -------------- -------------
NET ASSETS                    $ 42,527,479         $ 2,285,854   $ 16,832,855 $ 110,984,361
                            ============== =================== ============== =============

The accompanying notes are an integral part of these financial statements.

                                                          MIST SSGA          MIST PIMCO
MIST LORD ABBETT     MIST OPPENHEIMER   MIST SSGA GROWTH AND INCOME INFLATION PROTECTED MIST LEGG MASON
  BOND DEBENTURE CAPITAL APPRECIATION  GROWTH ETF               ETF                BOND    VALUE EQUITY
     SUB-ACCOUNT          SUB-ACCOUNT SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT
---------------- -------------------- ----------- ----------------- ------------------- ---------------
    $ 34,422,248            $ 926,594 $ 2,140,828       $ 2,511,638        $ 11,189,437     $ 8,107,446
              --                   --          --                --                  --              --
              --                   --          --                --                  --              --
---------------- -------------------- ----------- ----------------- ------------------- ---------------
      34,422,248              926,594   2,140,828         2,511,638          11,189,437       8,107,446
---------------- -------------------- ----------- ----------------- ------------------- ---------------
              --                   --          --                --                  --              --
          17,830                1,489       5,023             1,206              10,146           5,544
---------------- -------------------- ----------- ----------------- ------------------- ---------------
          17,830                1,489       5,023             1,206              10,146           5,544
---------------- -------------------- ----------- ----------------- ------------------- ---------------
    $ 34,404,418            $ 925,105 $ 2,135,805       $ 2,510,432        $ 11,179,291     $ 8,101,902
================ ==================== =========== ================= =================== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2009

                                              MIST BLACKROCK         MIST
                                              LARGE CAP CORE  JANUS FORTY
                                                 SUB-ACCOUNT  SUB-ACCOUNT
                                              -------------- ------------
ASSETS:
  Investments at fair value                      $ 2,304,222 $ 13,218,934
  Other receivables                                       --           --
  Due from New England Life Insurance Company             --           --
                                              -------------- ------------
       Total Assets                                2,304,222   13,218,934
                                              -------------- ------------
LIABILITIES:
  Other payables                                          --           --
  Due to New England Life Insurance Company            4,476       15,003
                                              -------------- ------------
       Total Liabilities                               4,476       15,003
                                              -------------- ------------
NET ASSETS                                       $ 2,299,746 $ 13,203,931
                                              ============== ============

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                            MSF ZENITH EQUITY
                                                                                  SUB-ACCOUNT
                                                           --------------------------------------------------
                                                                    2009                 2008            2007
                                                           ---------------- -------------------- ------------
INVESTMENT INCOME:
      Dividends                                             $ 22,503,833         $ 14,811,979     $ 5,502,763
                                                           ---------------- -------------------- ------------
EXPENSES:
      Mortality and expense risk charges                       2,299,879            3,237,441       4,386,637
                                                           ---------------- -------------------- ------------
        Total expenses                                         2,299,879            3,237,441       4,386,637
                                                           ---------------- -------------------- ------------
           Net investment income (loss)                       20,203,954           11,574,538       1,116,126
                                                           ---------------- -------------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             55,665,388            3,786,789              --
      Realized gains (losses) on sale of investments         (19,006,022)          (6,273,958)      9,513,829
                                                           ---------------- -------------------- ------------
           Net realized gains (losses)                        36,659,366           (2,487,169)      9,513,829
                                                           ---------------- -------------------- ------------
      Change in unrealized gains (losses) on investments      47,389,321         (262,186,796)     23,411,344
                                                           ---------------- -------------------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                        84,048,687         (264,673,965)     32,925,173
                                                           ---------------- -------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 104,252,641       $ (253,099,427)   $ 34,041,299
                                                           ================ ==================== ============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

         MSF BLACKROCK BOND INCOME            MSF BLACKROCK MONEY MARKET
                SUB-ACCOUNT                              SUB-ACCOUNT
-------------------------------------------- -------------------------------------
       2009            2008             2007        2009        2008          2007
-------------- --------------- ------------- ----------- ----------- -------------
$ 7,542,694     $ 6,224,551      $ 4,328,987 $ 1,138,265 $ 7,536,207  $ 10,093,362
-------------- --------------- ------------- ----------- ----------- -------------
    510,231         587,147          679,178     435,131     458,574       427,655
-------------- --------------- ------------- ----------- ----------- -------------
    510,231         587,147          679,178     435,131     458,574       427,655
-------------- --------------- ------------- ----------- ----------- -------------
  7,032,463       5,637,404        3,649,809     703,134   7,077,633     9,665,707
-------------- --------------- ------------- ----------- ----------- -------------
         --              --               --          --          --            --
 (1,205,666)       (625,702)         127,546          --          --            --
-------------- --------------- ------------- ----------- ----------- -------------
 (1,205,666)       (625,702)         127,546          --          --            --
-------------- --------------- ------------- ----------- ----------- -------------
  3,263,289      (9,757,626)       3,398,540          --          --            --
-------------- --------------- ------------- ----------- ----------- -------------
  2,057,623     (10,383,328)       3,526,086          --          --            --
-------------- --------------- ------------- ----------- ----------- -------------
$ 9,090,086    $ (4,745,924)     $ 7,175,895   $ 703,134 $ 7,077,633   $ 9,665,707
============== =============== ============= =========== =========== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                           MSF MFS TOTAL RETURN
                                                                                    SUB-ACCOUNT
                                                           ------------------------------------------------------
                                                                   2009                    2008           2007
                                                           --------------- ----------------------- --------------
INVESTMENT INCOME:
      Dividends                                             $ 3,951,876             $ 4,079,839    $ 2,950,145
                                                           --------------- ----------------------- --------------
EXPENSES:
      Mortality and expense risk charges                        463,191                 591,083        754,803
                                                           --------------- ----------------------- --------------
        Total expenses                                          463,191                 591,083        754,803
                                                           --------------- ----------------------- --------------
           Net investment income (loss)                       3,488,685               3,488,756      2,195,342
                                                           --------------- ----------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --               8,781,212      4,463,515
      Realized gains (losses) on sale of investments         (2,858,231)             (1,507,092)     1,902,142
                                                           --------------- ----------------------- --------------
           Net realized gains (losses)                       (2,858,231)              7,274,120      6,365,657
                                                           --------------- ----------------------- --------------
      Change in unrealized gains (losses) on investments     14,314,270             (38,572,100)    (3,417,410)
                                                           --------------- ----------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       11,456,039             (31,297,980)     2,948,247
                                                           --------------- ----------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 14,944,724           $ (27,809,224)   $ 5,143,589
                                                           =============== ======================= ==============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

       MSF MET/ARTISAN MID CAP VALUE                               MSF FI VALUE LEADERS
                  SUB-ACCOUNT                                               SUB-ACCOUNT
--------------------------------------------------- -----------------------------------------------------
        2009             2008               2007           2009                    2008           2007
--------------- ---------------- ------------------ -------------- ----------------------- --------------
   $ 930,322        $ 467,429        $ 1,048,730    $ 1,218,006             $ 1,214,533      $ 809,095
--------------- ---------------- ------------------ -------------- ----------------------- --------------
     381,019          587,563            950,782        257,267                 381,700        548,087
--------------- ---------------- ------------------ -------------- ----------------------- --------------
     381,019          587,563            950,782        257,267                 381,700        548,087
--------------- ---------------- ------------------ -------------- ----------------------- --------------
     549,303         (120,134)            97,948        960,739                 832,833        261,008
--------------- ---------------- ------------------ -------------- ----------------------- --------------
          --       14,403,496         23,124,324             --               6,598,245      7,659,831
  (7,396,163)      (5,180,014)         8,964,547     (3,285,387)             (1,302,118)       584,957
--------------- ---------------- ------------------ -------------- ----------------------- --------------
  (7,396,163)       9,223,482         32,088,871     (3,285,387)              5,296,127      8,244,788
--------------- ---------------- ------------------ -------------- ----------------------- --------------
  35,315,264      (76,356,229)       (44,475,207)    10,535,765             (35,496,979)    (5,423,442)
--------------- ---------------- ------------------ -------------- ----------------------- --------------
  27,919,101      (67,132,747)       (12,386,336)     7,250,378             (30,200,852)     2,821,346
--------------- ---------------- ------------------ -------------- ----------------------- --------------
$ 28,468,404    $ (67,252,881)     $ (12,288,388)   $ 8,211,117           $ (29,368,019)   $ 3,082,354
=============== ================ ================== ============== ======================= ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                               MSF LOOMIS SAYLES SMALL CAP CORE
                                                                             SUB-ACCOUNT
                                                           --------------------------------------------------
                                                                   2009             2008              2007
                                                           --------------- ---------------- -----------------
INVESTMENT INCOME:
      Dividends                                               $ 300,451             $ --         $ 146,606
                                                           --------------- ---------------- -----------------
EXPENSES:
      Mortality and expense risk charges                        564,777          786,517         1,052,120
                                                           --------------- ---------------- -----------------
        Total expenses                                          564,777          786,517         1,052,120
                                                           --------------- ---------------- -----------------
           Net investment income (loss)                        (264,326)        (786,517)         (905,514)
                                                           --------------- ---------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --       23,287,469        20,142,285
      Realized gains (losses) on sale of investments         (4,689,587)      (1,388,773)        3,068,217
                                                           --------------- ---------------- -----------------
           Net realized gains (losses)                       (4,689,587)      21,898,696        23,210,502
                                                           --------------- ---------------- -----------------
      Change in unrealized gains (losses) on investments     32,615,704      (81,893,826)       (3,427,252)
                                                           --------------- ---------------- -----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       27,926,117      (59,995,130)       19,783,250
                                                           --------------- ---------------- -----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 27,661,791    $ (60,781,647)     $ 18,877,736
                                                           =============== ================ =================

(a) For the period April 30, 2007 to December 31, 2007

The accompanying notes are an integral part of these financial statements.

                MSF DAVIS VENTURE VALUE                 MSF BLACKROCK LEGACY LARGE CAP GROWTH
                            SUB-ACCOUNT                                   SUB-ACCOUNT
------------------------------------------------------- ---------------------------------------------------
        2009                       2008            2007         2009             2008               2007
--------------- -------------------------- ------------ --------------- ---------------- ------------------
 $ 3,514,953                $ 4,307,292     $ 3,162,666    $ 935,287        $ 844,216          $ 431,640
--------------- -------------------------- ------------ --------------- ---------------- ------------------
   1,095,531                  1,608,658       2,172,613      794,822        1,087,618          1,322,272
--------------- -------------------------- ------------ --------------- ---------------- ------------------
   1,095,531                  1,608,658       2,172,613      794,822        1,087,618          1,322,272
--------------- -------------------------- ------------ --------------- ---------------- ------------------
   2,419,422                  2,698,634         990,053      140,465         (243,402)          (890,632)
--------------- -------------------------- ------------ --------------- ---------------- ------------------
          --                  1,792,988              --           --               --                 --
  (2,763,909)                 5,754,987       9,218,751   (1,172,590)       3,170,643         (5,770,805)
--------------- -------------------------- ------------ --------------- ---------------- ------------------
  (2,763,909)                 7,547,975       9,218,751   (1,172,590)       3,170,643         (5,770,805)
--------------- -------------------------- ------------ --------------- ---------------- ------------------
  62,159,517               (156,121,836)      5,528,444   44,308,123      (81,836,157)        42,663,606
--------------- -------------------------- ------------ --------------- ---------------- ------------------
  59,395,608               (148,573,861)     14,747,195   43,135,533      (78,665,514)        36,892,801
--------------- -------------------------- ------------ --------------- ---------------- ------------------
$ 61,815,030             $ (145,875,227)   $ 15,737,248 $ 43,275,998    $ (78,908,916)      $ 36,002,169
=============== ========================== ============ =============== ================ ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                        SUB-ACCOUNT
                                                           -----------------------------------------------
                                                                2009           2008                2007
                                                           ------------ -------------- -------------------
INVESTMENT INCOME:
      Dividends                                            $ 382,946      $ 360,258           $ 180,075
                                                           ------------ -------------- -------------------
EXPENSES:
      Mortality and expense risk charges                      29,527         25,561              48,445
                                                           ------------ -------------- -------------------
        Total expenses                                        29,527         25,561              48,445
                                                           ------------ -------------- -------------------
           Net investment income (loss)                      353,419        334,697             131,630
                                                           ------------ -------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --             --                  --
      Realized gains (losses) on sale of investments         (58,466)       (32,547)            548,137
                                                           ------------ -------------- -------------------
           Net realized gains (losses)                       (58,466)       (32,547)            548,137
                                                           ------------ -------------- -------------------
      Change in unrealized gains (losses) on investments      42,855       (355,525)           (163,639)
                                                           ------------ -------------- -------------------
      Net realized and change in unrealized gains (losses)
        on investments                                       (15,611)      (388,072)            384,498
                                                           ------------ -------------- -------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 337,808      $ (53,375)          $ 516,128
                                                           ============ ============== ===================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES           MSF FI MID CAP OPPORTUNITIES
                SUB-ACCOUNT                                                   SUB-ACCOUNT
------------------------------------------------------------ ------------------------------------------------
       2009            2008                          2007           2009             2008             2007
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
  $ 868,942       $ 578,046                     $ 410,391      $ 231,021        $ 106,067         $ 45,446
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
     41,539          50,350                        62,240         73,869          128,417          181,049
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
     41,539          50,350                        62,240         73,869          128,417          181,049
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
    827,403         527,696                       348,151        157,152          (22,350)        (135,603)
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
    383,518          85,286                        14,151             --               --               --
   (320,032)       (207,252)                      (87,287)      (847,290)         711,775        2,127,224
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
     63,486        (121,966)                      (73,136)      (847,290)         711,775        2,127,224
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
  2,695,652      (2,667,283)                      253,652      5,087,204      (18,180,195)         529,109
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
  2,759,138      (2,789,249)                      180,516      4,239,914      (17,468,420)       2,656,333
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
$ 3,586,541    $ (2,261,553)                    $ 528,667    $ 4,397,066    $ (17,490,770)     $ 2,520,730
============== =============== ============================= ============== ================ ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                          MSF JENNISON GROWTH
                                                                                  SUB-ACCOUNT
                                                           --------------------------------------------------
                                                                  2009                   2008         2007
                                                           -------------- ---------------------- ------------
INVESTMENT INCOME:
      Dividends                                                $ 9,003              $ 162,179     $ 33,839
                                                           -------------- ---------------------- ------------
EXPENSES:
      Mortality and expense risk charges                        19,598                 26,039       34,144
                                                           -------------- ---------------------- ------------
        Total expenses                                          19,598                 26,039       34,144
                                                           -------------- ---------------------- ------------
           Net investment income (loss)                        (10,595)               136,140         (305)
                                                           -------------- ---------------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                559,259      283,769
      Realized gains (losses) on sale of investments          (329,827)               (51,557)     315,524
                                                           -------------- ---------------------- ------------
           Net realized gains (losses)                        (329,827)               507,702      599,293
                                                           -------------- ---------------------- ------------
      Change in unrealized gains (losses) on investments     1,985,020             (3,403,826)     241,138
                                                           -------------- ---------------------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                       1,655,193             (2,896,124)     840,431
                                                           -------------- ---------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 1,644,598           $ (2,759,984)   $ 840,126
                                                           ============== ====================== ============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

               MSF RUSSELL 2000 INDEX                        MSF ARTIO INTERNATIONAL STOCK
                          SUB-ACCOUNT                                   SUB-ACCOUNT
------------------------------------------------------ -------------------------------------------------
       2009                      2008          2007           2009             2008              2007
-------------- ------------------------- ------------- -------------- ---------------- -----------------
  $ 348,774                 $ 290,859     $ 268,946      $ 194,503      $ 1,235,182         $ 544,110
-------------- ------------------------- ------------- -------------- ---------------- -----------------
     68,827                    95,752       128,128        124,492          184,739           264,117
-------------- ------------------------- ------------- -------------- ---------------- -----------------
     68,827                    95,752       128,128        124,492          184,739           264,117
-------------- ------------------------- ------------- -------------- ---------------- -----------------
    279,947                   195,107       140,818         70,011        1,050,443           279,993
-------------- ------------------------- ------------- -------------- ---------------- -----------------
    474,926                 1,141,061     2,200,968             --        4,758,995         2,643,262
 (1,287,636)                 (902,672)    1,226,017       (916,141)         274,067         2,972,805
-------------- ------------------------- ------------- -------------- ---------------- -----------------
   (812,710)                  238,389     3,426,985       (916,141)       5,033,062         5,616,067
-------------- ------------------------- ------------- -------------- ---------------- -----------------
  4,554,390                (9,392,380)   (4,104,853)     6,441,300      (27,502,021)       (1,169,019)
-------------- ------------------------- ------------- -------------- ---------------- -----------------
  3,741,680                (9,153,991)     (677,868)     5,525,159      (22,468,959)        4,447,048
-------------- ------------------------- ------------- -------------- ---------------- -----------------
$ 4,021,627              $ (8,958,884)   $ (537,050)   $ 5,595,170    $ (21,418,516)      $ 4,727,041
============== ========================= ============= ============== ================ =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                 MSF BLACKROCK STRATEGIC VALUE
                                                                            SUB-ACCOUNT
                                                           --------------------------------------------------
                                                                  2009             2008               2007
                                                           -------------- ---------------- ------------------
INVESTMENT INCOME:
      Dividends                                              $ 357,958        $ 274,980          $ 220,789
                                                           -------------- ---------------- ------------------
EXPENSES:
      Mortality and expense risk charges                       129,889          216,757            325,408
                                                           -------------- ---------------- ------------------
        Total expenses                                         129,889          216,757            325,408
                                                           -------------- ---------------- ------------------
           Net investment income (loss)                        228,069           58,223           (104,619)
                                                           -------------- ---------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --        4,989,492          8,479,929
      Realized gains (losses) on sale of investments        (3,770,828)      (3,159,440)         4,161,467
                                                           -------------- ---------------- ------------------
           Net realized gains (losses)                      (3,770,828)       1,830,052         12,641,396
                                                           -------------- ---------------- ------------------
      Change in unrealized gains (losses) on investments     7,372,568      (24,366,834)       (15,003,565)
                                                           -------------- ---------------- ------------------
      Net realized and change in unrealized gains (losses)
        on investments                                       3,601,740      (22,536,782)        (2,362,169)
                                                           -------------- ---------------- ------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 3,829,809    $ (22,478,559)      $ (2,466,788)
                                                           ============== ================ ==================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                MSF METLIFE STOCK INDEX                 MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                            SUB-ACCOUNT                                SUB-ACCOUNT
------------------------------------------------------- ---------------------------------------
        2009                       2008            2007        2009           2008      2007
--------------- -------------------------- ------------ -------------- ----------- ------------
 $ 3,542,365                $ 3,545,673     $ 2,398,288 $ 1,749,445    $ 1,328,949 $1,404,882
--------------- -------------------------- ------------ -------------- ------------------------
     685,777                    989,797       1,332,854      87,216         97,620    95,544
--------------- -------------------------- ------------ -------------- ----------- ------------
     685,777                    989,797       1,332,854      87,216         97,620    95,544
--------------- -------------------------- ------------ -------------- ----------- ------------
   2,856,588                  2,555,876       1,065,434   1,662,229      1,231,329 1,309,338
--------------- -------------------------- ------------ -------------- ----------- ------------
   2,648,340                  7,604,535       4,661,979          --             --        --
  (5,627,390)                  (987,098)      3,177,430      83,650        105,937  (421,410)
--------------- -------------------------- ------------ -------------- ----------- ------------
  (2,979,050)                 6,617,437       7,839,409      83,650        105,937  (421,410)
--------------- -------------------------- ------------ -------------- ----------- ------------
  30,593,036                (87,948,781)      1,523,885    (411,186)       259,517   905,709
--------------- -------------------------- ------------ -------------- ----------- ------------
  27,613,986                (81,331,344)      9,363,294    (327,536)       365,454   484,299
--------------- -------------------------- ------------ -------------- ----------- ------------
$ 30,470,574              $ (78,775,468)   $ 10,428,728 $ 1,334,693    $ 1,596,783 $1,793,637
=============== ========================== ============ ============== =========== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MSF MORGAN STANLEY EAFE INDEX
                                                                           SUB-ACCOUNT
                                                           -----------------------------------------
                                                                  2009            2008         2007
                                                           -------------- --------------- ----------
INVESTMENT INCOME:
      Dividends                                              $ 585,842       $ 556,471    $ 410,461
                                                           -------------- --------------- ----------
EXPENSES:
      Mortality and expense risk charges                        47,199          65,961       77,728
                                                           -------------- --------------- ----------
        Total expenses                                          47,199          65,961       77,728
                                                           -------------- --------------- ----------
           Net investment income (loss)                        538,643         490,510      332,733
                                                           -------------- --------------- ----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                               95,113         768,845      218,913
      Realized gains (losses) on sale of investments        (1,050,194)        (87,879)   1,209,367
                                                           -------------- --------------- ----------
           Net realized gains (losses)                        (955,081)        680,966    1,428,280
                                                           -------------- --------------- ----------
      Change in unrealized gains (losses) on investments     3,934,370     (10,933,450)     230,293
                                                           -------------- --------------- ----------
      Net realized and change in unrealized gains (losses)
        on investments                                       2,979,289     (10,252,484)   1,658,573
                                                           -------------- --------------- ----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 3,517,932    $ (9,761,974)   $1,991,306
                                                           ============== =============== ==========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

   MSF METLIFE MID CAP STOCK INDEX              MSF LOOMIS SAYLES SMALL CAP GROWTH
                SUB-ACCOUNT                                     SUB-ACCOUNT
----------------------------------------------- ------------------------------------------
       2009            2008             2007           2009            2008        2007
-------------- --------------- ---------------- -------------- --------------- -----------
  $ 254,880       $ 237,507        $ 145,663           $ --            $ --        $ --
-------------- --------------- ---------------- -------------- --------------- -----------
     49,730          60,565           72,303         11,201          17,260      26,810
-------------- --------------- ---------------- -------------- --------------- -----------
     49,730          60,565           72,303         11,201          17,260      26,810
-------------- --------------- ---------------- -------------- --------------- -----------
    205,150         176,942           73,360        (11,201)        (17,260)    (26,810)
-------------- --------------- ---------------- -------------- --------------- -----------
    560,736       1,565,275          780,511             --         565,702     510,107
   (683,205)       (262,769)         656,349       (351,981)       (391,858)    304,907
-------------- --------------- ---------------- -------------- --------------- -----------
   (122,469)      1,302,506        1,436,860       (351,981)        173,844     815,014
-------------- --------------- ---------------- -------------- --------------- -----------
  4,498,855      (8,292,595)        (229,825)     1,403,954      (2,800,793)   (481,667)
-------------- --------------- ---------------- -------------- --------------- -----------
  4,376,386      (6,990,089)       1,207,035      1,051,973      (2,626,949)    333,347
-------------- --------------- ---------------- -------------- --------------- -----------
$ 4,581,536    $ (6,813,147)     $ 1,280,395    $ 1,040,772    $ (2,644,209)   $306,537
============== =============== ================ ============== =============== ===========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MSF BLACKROCK LARGE CAP VALUE
                                                                           SUB-ACCOUNT
                                                           ------------------------------------------
                                                                  2009            2008        2007
                                                           -------------- --------------- -----------
INVESTMENT INCOME:
      Dividends                                              $ 146,234        $ 89,531    $101,926
                                                           -------------- --------------- -----------
EXPENSES:
      Mortality and expense risk charges                        30,784          35,813      36,677
                                                           -------------- --------------- -----------
        Total expenses                                          30,784          35,813      36,677
                                                           -------------- --------------- -----------
           Net investment income (loss)                        115,450          53,718      65,249
                                                           -------------- --------------- -----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --         173,636     387,606
      Realized gains (losses) on sale of investments          (861,988)       (316,157)    359,624
                                                           -------------- --------------- -----------
           Net realized gains (losses)                        (861,988)       (142,521)    747,230
                                                           -------------- --------------- -----------
      Change in unrealized gains (losses) on investments     1,899,580      (4,506,164)   (599,618)
                                                           -------------- --------------- -----------
      Net realized and change in unrealized gains (losses)
        on investments                                       1,037,592      (4,648,685)    147,612
                                                           -------------- --------------- -----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 1,153,042    $ (4,594,967)   $212,861
                                                           ============== =============== ===========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

 MSF NEUBERGER BERMAN MID CAP VALUE                           MSF MFS VALUE
                 SUB-ACCOUNT                                    SUB-ACCOUNT
---------------------------------------------- ---------------------------------------------
       2009             2008           2007           2009             2008          2007
-------------- ----------------  ------------- -------------- ---------------- -------------
  $ 359,740        $ 275,511      $ 223,989           $ --        $ 199,973     $ 107,958
-------------- ---------------- -------------- -------------- ---------------- -------------
     91,321          137,772        186,043         28,944           34,250        48,197
-------------- ----------------  ------------- -------------- ---------------- -------------
     91,321          137,772        186,043         28,944           34,250        48,197
-------------- ----------------  ------------- -------------- ---------------- -------------
    268,419          137,739         37,946        (28,944)         165,723        59,761
-------------- ----------------  ------------- -------------- ---------------- -------------
      7,159          395,700      1,205,537             --        2,240,549       377,407
 (1,879,319)        (674,625)     1,141,912       (358,257)      (2,858,619)      458,712
-------------- ----------------  ------------- -------------- ---------------- -------------
 (1,872,160)        (278,925)     2,347,449       (358,257)        (618,070)      836,119
-------------- ----------------  ------------- -------------- ---------------- -------------
 10,630,614      (18,036,491)    (1,353,621)     2,390,394       (3,668,833)   (1,411,253)
-------------- ----------------  ------------- -------------- ---------------- -------------
  8,758,454      (18,315,416)       993,828      2,032,137       (4,286,903)     (575,134)
-------------- ----------------  ------------- -------------- ---------------- -------------
$ 9,026,873    $ (18,177,677)    $1,031,774    $ 2,003,193     $ (4,121,180)   $ (515,373)
============== ================ ============== ============== ================ =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                           SUB-ACCOUNT
                                                           -----------------------------------------
                                                                  2009            2008       2007
                                                           -------------- --------------- ----------
INVESTMENT INCOME:
      Dividends                                               $ 38,646        $ 40,324    $30,054
                                                           -------------- --------------------------
EXPENSES:
      Mortality and expense risk charges                        24,262          30,245     32,838
                                                           -------------- --------------- ----------
        Total expenses                                          24,262          30,245     32,838
                                                           -------------- --------------- ----------
           Net investment income (loss)                         14,384          10,079     (2,784)
                                                           -------------- --------------- ----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --         385,603     59,691
      Realized gains (losses) on sale of investments          (486,706)       (183,295)   282,606
                                                           -------------- --------------- ----------
           Net realized gains (losses)                        (486,706)        202,308    342,297
                                                           -------------- --------------- ----------
      Change in unrealized gains (losses) on investments     2,672,522      (3,914,385)   220,924
                                                           -------------- --------------- ----------
      Net realized and change in unrealized gains (losses)
        on investments                                       2,185,816      (3,712,077)   563,221
                                                           -------------- --------------- ----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 2,200,200    $ (3,701,998)   $560,437
                                                           ============== =============== ==========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MSF T. ROWE PRICE SMALL CAP GROWTH                 MSF OPPENHEIMER GLOBAL EQUITY
                SUB-ACCOUNT                                   SUB-ACCOUNT
--------------------------------------------- ---------------------------------------------
       2009            2008           2007           2009            2008           2007
-------------- --------------- -------------- -------------- ---------------     ----------
   $ 11,161            $ --           $ --      $ 128,078       $ 138,008       $ 67,589
-------------- --------------- -------------- -------------- --------------- --------------
     12,713          17,563         18,437         16,888          21,781         24,863
-------------- --------------- -------------- -------------- --------------- --------------
     12,713          17,563         18,437         16,888          21,781         24,863
-------------- --------------- -------------- -------------- --------------- --------------
     (1,552)        (17,563)       (18,437)       111,190         116,227         42,726
-------------- --------------- -------------- -------------- --------------- --------------
     87,694         740,694             --             --         238,499         88,174
   (308,359)       (456,269)       153,641       (614,945)       (335,695)       266,756
-------------- --------------- -------------- -------------- --------------- --------------
   (220,665)        284,425        153,641       (614,945)        (97,196)       354,930
-------------- --------------- -------------- -------------- --------------- --------------
  1,385,648      (2,161,556)       266,932      2,262,131      (3,021,442)       (64,091)
-------------- --------------- -------------- -------------- --------------- --------------
  1,164,983      (1,877,131)       420,573      1,647,186      (3,118,638)       290,839
-------------- --------------- -------------- -------------- --------------- --------------
$ 1,163,431    $ (1,894,694)     $ 402,136    $ 1,758,376    $ (3,002,411)     $ 333,565
============== =============== ============== ============== =============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                            MSF BLACKROCK AGGRESSIVE GROWTH
                                                                         SUB-ACCOUNT
                                                           ---------------------------------------
                                                                2009            2008       2007
                                                           ------------ --------------- ----------
INVESTMENT INCOME:
      Dividends                                              $ 4,109            $ --       $ --
                                                           ------------ --------------- ----------
EXPENSES:
      Mortality and expense risk charges                       8,294           9,077      6,542
                                                           ------------ --------------- ----------
        Total expenses                                         8,294           9,077      6,542
                                                           ------------ --------------- ----------
           Net investment income (loss)                       (4,185)         (9,077)    (6,542)
                                                           ------------ --------------- ----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --              --         --
      Realized gains (losses) on sale of investments        (136,473)       (124,422)    83,010
                                                           ------------ --------------- ----------
           Net realized gains (losses)                      (136,473)       (124,422)    83,010
                                                           ------------ --------------- ----------
      Change in unrealized gains (losses) on investments     992,740      (1,277,160)   210,386
                                                           ------------ --------------- ----------
      Net realized and change in unrealized gains (losses)
        on investments                                       856,267      (1,401,582)   293,396
                                                           ------------ --------------- ----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 852,082    $ (1,410,659)   $286,854
                                                           ============ =============== ==========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

             MSF BLACKROCK DIVERSIFIED                 MSF METLIFE CONSERVATIVE ALLOCATION
                           SUB-ACCOUNT                              SUB-ACCOUNT
------------------------------------------------------ ----------------------------------------------
     2009                         2008         2007         2009           2008               2007
------------ ---------------------------- ------------ ------------ -------------- ------------------
$ 148,753                     $ 91,130     $ 80,791    $ 140,649       $ 35,432               $ --
------------ ---------------------------- ------------ ------------ -------------- ------------------
    6,981                        8,576       10,216       15,017         11,357              7,484
------------ ---------------------------- ------------ ------------ -------------- ------------------
    6,981                        8,576       10,216       15,017         11,357              7,484
------------ ---------------------------- ------------ ------------ -------------- ------------------
  141,772                       82,554       70,575      125,632         24,075             (7,484)
------------ ---------------------------- ------------ ------------ -------------- ------------------
       --                       35,473           --       26,470         25,431                837
 (162,929)                     (91,536)     122,433     (100,275)       (44,955)            79,400
------------ ---------------------------- ------------ ------------ -------------- ------------------
 (162,929)                     (56,063)     122,433      (73,805)       (19,524)            80,237
------------ ---------------------------- ------------ ------------ -------------- ------------------
  500,258                     (959,063)     (15,315)     733,354       (511,558)            26,176
------------ ---------------------------- ------------ ------------ -------------- ------------------
  337,329                   (1,015,126)     107,118      659,549       (531,082)           106,413
------------ ---------------------------- ------------ ------------ -------------- ------------------
$ 479,101                   $ (932,572)   $ 177,693    $ 785,181     $ (507,007)          $ 98,929
============ ============================ ============ ============ ============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                                                          SUB-ACCOUNT
                                                           --------------------------------------------------
                                                                  2009           2008                 2007
                                                           -------------- -------------- --------------------
INVESTMENT INCOME:
      Dividends                                              $ 154,299       $ 43,814                 $ --
                                                           -------------- -------------- --------------------
EXPENSES:
      Mortality and expense risk charges                        13,995          9,248                6,272
                                                           -------------- -------------- --------------------
        Total expenses                                          13,995          9,248                6,272
                                                           -------------- -------------- --------------------
           Net investment income (loss)                        140,304         34,566               (6,272)
                                                           -------------- -------------- --------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                               32,221         37,687                4,518
      Realized gains (losses) on sale of investments          (207,158)       (76,283)              93,567
                                                           -------------- -------------- --------------------
           Net realized gains (losses)                        (174,937)       (38,596)              98,085
                                                           -------------- -------------- --------------------
      Change in unrealized gains (losses) on investments     1,108,260       (880,887)              42,349
                                                           -------------- -------------- --------------------
      Net realized and change in unrealized gains (losses)
        on investments                                         933,323       (919,483)             140,434
                                                           -------------- -------------- --------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 1,073,627     $ (884,917)           $ 134,162
                                                           ============== ============== ====================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

   MSF METLIFE MODERATE ALLOCATION            MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                SUB-ACCOUNT                                     SUB-ACCOUNT
--------------------------------------------- ------------------------------------------------
       2009            2008           2007            2009             2008            2007
-------------- --------------- -------------- --------------- ---------------- ---------------
  $ 908,370       $ 277,332       $ 46,442     $ 1,160,829        $ 353,956        $ 69,019
-------------- --------------- -------------- --------------- ---------------- ---------------
     77,501          72,750         55,629         114,336          116,324          92,683
-------------- --------------- -------------- --------------- ---------------- ---------------
     77,501          72,750         55,629         114,336          116,324          92,683
-------------- --------------- -------------- --------------- ---------------- ---------------
    830,869         204,582         (9,187)      1,046,493          237,632         (23,664)
-------------- --------------- -------------- --------------- ---------------- ---------------
    437,363         337,622         32,152         568,569          655,750          39,440
 (1,105,983)       (506,792)       340,089      (2,273,610)      (1,301,360)        600,792
-------------- --------------- -------------- --------------- ---------------- ---------------
   (668,620)       (169,170)       372,241      (1,705,041)        (645,610)        640,232
-------------- --------------- -------------- --------------- ---------------- ---------------
  6,762,521      (9,079,190)       434,465      11,742,977      (18,090,727)        110,236
-------------- --------------- -------------- --------------- ---------------- ---------------
  6,093,901      (9,248,360)       806,706      10,037,936      (18,736,337)        750,468
-------------- --------------- -------------- --------------- ---------------- ---------------
$ 6,924,770    $ (9,043,778)     $ 797,519    $ 11,084,429    $ (18,498,705)      $ 726,804
============== =============== ============== =============== ================ ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                            MSF METLIFE AGGRESSIVE ALLOCATION
                                                                           SUB-ACCOUNT
                                                           ---------------------------------------------
                                                                  2009            2008           2007
                                                           -------------- --------------- --------------
INVESTMENT INCOME:
      Dividends                                              $ 131,764        $ 48,840       $ 15,959
                                                           -------------- --------------- --------------
EXPENSES:
      Mortality and expense risk charges                        17,188          21,390         23,833
                                                           -------------- --------------- --------------
        Total expenses                                          17,188          21,390         23,833
                                                           -------------- --------------- --------------
           Net investment income (loss)                        114,576          27,450         (7,874)
                                                           -------------- --------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                9,558         178,696         10,196
      Realized gains (losses) on sale of investments          (473,411)       (375,221)       107,011
                                                           -------------- --------------- --------------
           Net realized gains (losses)                        (463,853)       (196,525)       117,207
                                                           -------------- --------------- --------------
      Change in unrealized gains (losses) on investments     1,916,286      (2,999,497)       (66,432)
                                                           -------------- --------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       1,452,433      (3,196,022)        50,775
                                                           -------------- --------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 1,567,009    $ (3,168,572)      $ 42,901
                                                           ============== =============== ==============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                AMERICAN FUNDS GROWTH                            AMERICAN FUNDS GROWTH-INCOME
                          SUB-ACCOUNT                                      SUB-ACCOUNT
-------------------------------------------------------- ----------------------------------------------
        2009                     2008            2007            2009             2008          2007
--------------- ------------------------ --------------- --------------- ---------------- -------------
   $ 918,218              $ 1,556,556     $ 1,808,360     $ 1,361,988      $ 1,921,383    $2,024,719
--------------- ------------------------ --------------- --------------- ---------------- -------------
     511,448                  744,417         931,420         272,271          376,200       467,907
--------------- ------------------------ --------------- --------------- ---------------- -------------
     511,448                  744,417         931,420         272,271          376,200       467,907
--------------- ------------------------ --------------- --------------- ---------------- -------------
     406,770                  812,139         876,940       1,089,717        1,545,183     1,556,812
--------------- ------------------------ --------------- --------------- ---------------- -------------
          --               21,792,018      15,721,386              --        7,275,526     4,240,718
  (6,120,064)                 458,009      13,121,698      (3,325,856)        (689,543)    4,528,995
--------------- ------------------------ --------------- --------------- ---------------- -------------
  (6,120,064)              22,250,027      28,843,084      (3,325,856)       6,585,983     8,769,713
--------------- ------------------------ --------------- --------------- ---------------- -------------
  52,353,013             (125,330,285)     (4,084,594)     25,593,693      (58,119,608)   (4,583,687)
--------------- ------------------------ --------------- --------------- ---------------- -------------
  46,232,949             (103,080,258)     24,758,490      22,267,837      (51,533,625)    4,186,026
--------------- ------------------------ --------------- --------------- ---------------- -------------
$ 46,639,719           $ (102,268,119)   $ 25,635,430    $ 23,357,554    $ (49,988,442)   $5,742,838
=============== ======================== =============== =============== ================ =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                                             SUB-ACCOUNT
                                                           --------------------------------------------
                                                                   2009             2008           2007
                                                           --------------- ----------------  ----------
INVESTMENT INCOME:
      Dividends                                               $ 137,174             $ --     $2,390,291
                                                           --------------- ---------------- -----------
EXPENSES:
      Mortality and expense risk charges                        192,010          278,181        352,106
                                                           --------------- ----------------  ----------
        Total expenses                                          192,010          278,181        352,106
                                                           --------------- ----------------  ----------
           Net investment income (loss)                         (54,836)        (278,181)     2,038,185
                                                           --------------- ----------------  ----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --        9,590,058      6,097,376
      Realized gains (losses) on sale of investments         (3,601,127)      (1,074,770)     4,426,929
                                                           --------------- ----------------  ----------
           Net realized gains (losses)                       (3,601,127)       8,515,288     10,524,305
                                                           --------------- ----------------  ----------
      Change in unrealized gains (losses) on investments     26,946,229      (56,146,086)     1,634,253
                                                           --------------- ----------------  ----------
      Net realized and change in unrealized gains (losses)
        on investments                                       23,345,102      (47,630,798)    12,158,558
                                                           --------------- ----------------  ----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 23,290,266    $ (47,908,979)   $14,196,743
                                                           =============== ================ ===========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

               AMERICAN FUNDS BOND                                 FIDELITY VIP EQUITY-INCOME
                       SUB-ACCOUNT                                                SUB-ACCOUNT
-------------------------------------------------- ------------------------------------------------------------
       2009                   2008         2007            2009                          2008           2007
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
  $ 347,791              $ 548,142    $ 602,879     $ 1,881,804                   $ 3,014,160    $ 3,064,817
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
     37,971                 38,925       29,462         480,664                       735,886      1,045,345
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
     37,971                 38,925       29,462         480,664                       735,886      1,045,345
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
    309,820                509,217      573,417       1,401,140                     2,278,274      2,019,472
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
         --                 23,854           --              --                       133,588     13,515,291
   (214,520)              (154,657)      35,969      (6,463,819)                   (3,516,318)     2,864,369
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
   (214,520)              (130,803)      35,969      (6,463,819)                   (3,382,730)    16,379,660
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
  1,122,817             (1,316,561)    (437,728)     26,930,907                   (63,561,281)   (16,083,412)
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
    908,297             (1,447,364)    (401,759)     20,467,088                   (66,944,011)       296,248
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
$ 1,218,117             $ (938,147)   $ 171,658    $ 21,868,228                 $ (64,665,737)   $ 2,315,720
============== ====================== ============ =============== ============================= ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MIST T. ROWE PRICE MID CAP GROWTH
                                                                            SUB-ACCOUNT
                                                           ---------------------------------------------------
                                                                    2009             2008                2007
                                                           -------------- ---------------- -------------------
INVESTMENT INCOME:
      Dividends                                                   $ --         $ 15,074            $ 54,866
                                                           -------------- ---------------- -------------------
EXPENSES:
      Mortality and expense risk charges                        72,931           91,996             101,197
                                                           -------------- ---------------- -------------------
        Total expenses                                          72,931           91,996             101,197
                                                           -------------- ---------------- -------------------
           Net investment income (loss)                        (72,931)         (76,922)            (46,331)
                                                           -------------- ---------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --        2,649,171           1,046,424
      Realized gains (losses) on sale of investments          (848,226)        (518,520)          1,737,033
                                                           -------------- ---------------- -------------------
           Net realized gains (losses)                        (848,226)       2,130,651           2,783,457
                                                           -------------- ---------------- -------------------
      Change in unrealized gains (losses) on investments     8,055,334      (12,799,749)            895,981
                                                           -------------- ---------------- -------------------
      Net realized and change in unrealized gains (losses)
        on investments                                       7,207,108      (10,669,098)          3,679,438
                                                           -------------- ---------------- -------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 7,134,177    $ (10,746,020)        $ 3,633,107
                                                           ============== ================ ===================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

             MIST PIMCO TOTAL RETURN                               MIST RCM TECHNOLOGY
                         SUB-ACCOUNT                                       SUB-ACCOUNT
--------------------------------------------------- ----------------------------------------------------
        2009                    2008           2007        2009                   2008           2007
------------ -------------------------- ----------- -------------- ---------------------- --------------
 $ 5,353,263             $ 2,434,587    $ 1,944,178        $ --              $ 758,950           $ --
------------ -------------------------- ----------- -------------- ---------------------- --------------
     268,365                 229,754        203,511      20,200                 21,246         18,206
------------ -------------------------- ----------- -------------- ---------------------- --------------
     268,365                 229,754        203,511      20,200                 21,246         18,206
------------ -------------------------- ----------- -------------- ---------------------- --------------
   5,084,898               2,204,833      1,740,667     (20,200)               737,704        (18,206)
------------ -------------------------- ----------- -------------- ---------------------- --------------
   3,035,079               1,481,179             --          --              1,583,543        151,685
      66,478                  33,875         35,653    (419,666)              (438,483)       502,076
------------ -------------------------- ----------- -------------- ---------------------- --------------
   3,101,557               1,515,054         35,653    (419,666)             1,145,060        653,761
------------ -------------------------- ----------- -------------- ---------------------- --------------
   3,644,992              (3,610,480)     2,098,892   3,015,676             (5,060,257)       595,431
------------ -------------------------- ----------- -------------- ---------------------- --------------
   6,746,549              (2,095,426)     2,134,545   2,596,010             (3,915,197)     1,249,192
------------ -------------------------- ----------- -------------- ---------------------- --------------
$ 11,831,447               $ 109,407    $ 3,875,212 $ 2,575,810           $ (3,177,493)   $ 1,230,986
============ ========================== =========== ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                          MIST LAZARD MID CAP
                                                                                  SUB-ACCOUNT
                                                           ---------------------------------------------------
                                                                  2009                   2008          2007
                                                           -------------- ---------------------- -------------
INVESTMENT INCOME:
      Dividends                                               $ 70,934               $ 91,693      $ 57,415
                                                           -------------- ---------------------- -------------
EXPENSES:
      Mortality and expense risk charges                        19,542                 29,993        41,294
                                                           -------------- ---------------------- -------------
        Total expenses                                          19,542                 29,993        41,294
                                                           -------------- ---------------------- -------------
           Net investment income (loss)                         51,392                 61,700        16,121
                                                           -------------- ---------------------- -------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                558,618       786,878
      Realized gains (losses) on sale of investments          (818,312)              (616,394)       35,802
                                                           -------------- ---------------------- -------------
           Net realized gains (losses)                        (818,312)               (57,776)      822,680
                                                           -------------- ---------------------- -------------
      Change in unrealized gains (losses) on investments     2,418,051             (3,177,298)   (1,252,571)
                                                           -------------- ---------------------- -------------
      Net realized and change in unrealized gains (losses)
        on investments                                       1,599,739             (3,235,074)     (429,891)
                                                           -------------- ---------------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 1,651,131           $ (3,173,374)   $ (413,770)
                                                           ============== ====================== =============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

     MIST MET/AIM SMALL CAP GROWTH               MIST HARRIS OAKMARK INTERNATIONAL
                SUB-ACCOUNT                                     SUB-ACCOUNT
--------------------------------------------- --------------------------------------------------
       2009            2008           2007            2009             2008              2007
-------------- --------------- -------------- --------------- ---------------- -----------------
       $ --            $ --           $ --     $ 2,662,181        $ 837,279         $ 536,334
-------------- --------------- -------------- --------------- ---------------- -----------------
     11,460          16,506         19,748         128,061          166,885           245,138
-------------- --------------- -------------- --------------- ---------------- -----------------
     11,460          16,506         19,748         128,061          166,885           245,138
-------------- --------------- -------------- --------------- ---------------- -----------------
    (11,460)        (16,506)       (19,748)      2,534,120          670,394           291,196
-------------- --------------- -------------- --------------- ---------------- -----------------
         --         407,793         69,016              --        7,168,428         4,601,954
   (546,326)       (210,366)       268,048      (3,023,910)      (2,993,161)        3,272,828
-------------- --------------- -------------- --------------- ---------------- -----------------
   (546,326)        197,427        337,064      (3,023,910)       4,175,267         7,874,782
-------------- --------------- -------------- --------------- ---------------- -----------------
  1,398,839      (2,172,723)       171,391      15,307,223      (25,488,640)       (9,052,128)
-------------- --------------- -------------- --------------- ---------------- -----------------
    852,513      (1,975,296)       508,455      12,283,313      (21,313,373)       (1,177,346)
-------------- --------------- -------------- --------------- ---------------- -----------------
  $ 841,053    $ (1,991,802)     $ 488,707    $ 14,817,433    $ (20,642,979)       $ (886,150)
============== =============== ============== =============== ================ =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH
                                                                         SUB-ACCOUNT
                                                           ---------------------------------------------
                                                                2009            2008             2007
                                                           ------------ --------------- ----------------
INVESTMENT INCOME:
      Dividends                                              $ 2,386           $ 364          $ 6,982
                                                           ------------ --------------- ----------------
EXPENSES:
      Mortality and expense risk charges                       7,661          10,096           13,291
                                                           ------------ --------------- ----------------
        Total expenses                                         7,661          10,096           13,291
                                                           ------------ --------------- ----------------
           Net investment income (loss)                       (5,275)         (9,732)          (6,309)
                                                           ------------ --------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --          20,303          284,333
      Realized gains (losses) on sale of investments        (394,944)       (138,315)          41,658
                                                           ------------ --------------- ----------------
           Net realized gains (losses)                      (394,944)       (118,012)         325,991
                                                           ------------ --------------- ----------------
      Change in unrealized gains (losses) on investments     901,647      (1,008,306)        (250,410)
                                                           ------------ --------------- ----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       506,703      (1,126,318)          75,581
                                                           ------------ --------------- ----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 501,428    $ (1,136,050)        $ 69,272
                                                           ============ =============== ================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

   MIST CLARION GLOBAL REAL ESTATE                    MIST MFS RESEARCH INTERNATIONAL
                SUB-ACCOUNT                                        SUB-ACCOUNT
------------------------------------------------ -------------------------------------------------
       2009            2008              2007            2009             2008             2007
-------------- --------------- ----------------- --------------- ---------------- ----------------
  $ 487,182       $ 404,650         $ 303,897     $ 3,422,051        $ 452,759        $ 254,062
-------------- --------------- ----------------- --------------- ---------------- ----------------
     48,476          76,521           115,932         529,083          527,628           76,591
-------------- --------------- ----------------- --------------- ---------------- ----------------
     48,476          76,521           115,932         529,083          527,628           76,591
-------------- --------------- ----------------- --------------- ---------------- ----------------
    438,706         328,129           187,965       2,892,968          (74,869)         177,471
-------------- --------------- ----------------- --------------- ---------------- ----------------
         --       1,960,389         2,435,217              --        2,294,576        2,475,350
 (1,910,846)     (1,402,537)        1,183,037      (8,518,143)      (3,491,912)          76,075
-------------- --------------- ----------------- --------------- ---------------- ----------------
 (1,910,846)        557,852         3,618,254      (8,518,143)      (1,197,336)       2,551,425
-------------- --------------- ----------------- --------------- ---------------- ----------------
  5,915,589     (10,483,737)       (8,438,976)     33,302,946      (68,263,188)        (534,417)
-------------- --------------- ----------------- --------------- ---------------- ----------------
  4,004,743      (9,925,885)       (4,820,722)     24,784,803      (69,460,524)       2,017,008
-------------- --------------- ----------------- --------------- ---------------- ----------------
$ 4,443,449    $ (9,597,756)     $ (4,632,757)   $ 27,677,771    $ (69,535,393)     $ 2,194,479
============== =============== ================= =============== ================ ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                               MIST LORD ABBETT BOND DEBENTURE
                                                                            SUB-ACCOUNT
                                                           ---------------------------------------------
                                                                   2009            2008             2007
                                                           --------------- --------------- -------------
INVESTMENT INCOME:
      Dividends                                             $ 2,510,814     $ 1,552,944      $ 2,071,611
                                                           --------------- --------------- -------------
EXPENSES:
      Mortality and expense risk charges                        131,469         149,430          172,086
                                                           --------------- --------------- -------------
        Total expenses                                          131,469         149,430          172,086
                                                           --------------- --------------- -------------
           Net investment income (loss)                       2,379,345       1,403,514        1,899,525
                                                           --------------- --------------- -------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --         538,626           47,775
      Realized gains (losses) on sale of investments           (564,005)       (453,240)         194,210
                                                           --------------- --------------- -------------
           Net realized gains (losses)                         (564,005)         85,386          241,985
                                                           --------------- --------------- -------------
      Change in unrealized gains (losses) on investments      8,294,995      (8,532,743)         237,120
                                                           --------------- --------------- -------------
      Net realized and change in unrealized gains (losses)
        on investments                                        7,730,990      (8,447,357)         479,105
                                                           --------------- --------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 10,110,335    $ (7,043,843)     $ 2,378,630
                                                           =============== =============== =============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

     MIST OPPENHEIMER CAPITAL APPRECIATION                         MIST SSGA GROWTH ETF
               SUB-ACCOUNT                                                  SUB-ACCOUNT
----------------------------------------------------- ---------------------------------------------------
       2009           2008                    2007         2009                    2008    2007
-------------- -------------- ----------------------- ------------ ----------------------- --------------
       $ --       $ 32,714                   $ 569      $ 8,864                $ 11,978           $ --
-------------- -------------- ----------------------- ------------ ----------------------- --------------
      2,330          3,074                   2,466        4,148                   2,131          2,198
-------------- -------------- ----------------------- ------------ ----------------------- --------------
      2,330          3,074                   2,466        4,148                   2,131          2,198
-------------- -------------- ----------------------- ------------ ----------------------- --------------
     (2,330)        29,640                  (1,897)       4,716                   9,847         (2,198)
-------------- -------------- ----------------------- ------------ ----------------------- --------------
         --        239,465                  25,435           --                  14,981             --
    (85,472)      (145,043)                 38,860      (89,486)               (100,736)         5,211
-------------- -------------- ----------------------- ------------ ----------------------- --------------
    (85,472)        94,422                  64,295      (89,486)                (85,755)         5,211
-------------- -------------- ----------------------- ------------ ----------------------- --------------
    359,509       (620,791)                (22,990)     271,303                (157,789)        12,959
-------------- -------------- ----------------------- ------------ ----------------------- --------------
    274,037       (526,369)                 41,305      181,817                (243,544)        18,170
-------------- -------------- ----------------------- ------------ ----------------------- --------------
  $ 271,707     $ (496,729)               $ 39,408    $ 186,533              $ (233,697)      $ 15,972
============== ============== ======================= ============ ======================= ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MIST SSGA GROWTH AND INCOME ETF
                                                                        SUB-ACCOUNT
                                                           -------------------------------------
                                                                2009           2008      2007
                                                           ------------ -------------- ---------
INVESTMENT INCOME:
      Dividends                                             $ 24,040       $ 13,471       $ 1
                                                           ------------ -------------- ---------
EXPENSES:
      Mortality and expense risk charges                       2,031            964       402
                                                           ------------ --------------  --------
        Total expenses                                         2,031            964       402
                                                           ------------ --------------  --------
           Net investment income (loss)                       22,009         12,507      (401)
                                                           ------------ --------------  --------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --         14,616        16
      Realized gains (losses) on sale of investments         (31,741)      (113,772)    2,297
                                                           ------------ --------------  --------
           Net realized gains (losses)                       (31,741)       (99,156)    2,313
                                                           ------------ --------------  --------
      Change in unrealized gains (losses) on investments     362,038       (152,331)    3,249
                                                           ------------ --------------  --------
      Net realized and change in unrealized gains (losses)
        on investments                                       330,297       (251,487)    5,562
                                                           ------------ --------------  --------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 352,306     $ (238,980)   $5,161
                                                           ============ ============== =========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MIST PIMCO INFLATION PROTECTED BOND                   MIST LEGG MASON VALUE EQUITY
               SUB-ACCOUNT                                      SUB-ACCOUNT
----------------------------------------------- ------------------------------------------------
       2009           2008          2007               2009            2008              2007
-------------- -------------- ----------------- -------------- --------------- -----------------
  $ 333,477      $ 186,099              $ 6,107   $ 126,597        $ 34,888             $ 571
-------------- -------------- ----------------- -------------- --------------- -----------------
     30,603         20,050                1,990      33,468          51,909            90,453
-------------- -------------- ----------------- -------------- --------------- -----------------
     30,603         20,050                1,990      33,468          51,909            90,453
-------------- -------------- ----------------- -------------- --------------- -----------------
    302,874        166,049                4,117      93,129         (17,021)          (89,882)
-------------- -------------- ----------------- -------------- --------------- -----------------
         --          9,826                   --          --         475,557            19,247
    (56,642)      (156,044)               6,584    (881,701)       (902,497)          165,623
-------------- -------------- ----------------- -------------- --------------- -----------------
    (56,642)      (146,218)               6,584    (881,701)       (426,940)          184,870
-------------- -------------- ----------------- -------------- --------------- -----------------
  1,214,160       (887,227)              60,630   3,048,546      (7,398,268)       (1,096,137)
-------------- -------------- ----------------- -------------- --------------- -----------------
  1,157,518     (1,033,445)              67,214   2,166,845      (7,825,208)         (911,267)
-------------- -------------- ----------------- -------------- --------------- -----------------
$ 1,460,392     $ (867,396)            $ 71,331 $ 2,259,974    $ (7,842,229)     $ (1,001,149)
============== ============== ================= ============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                             MIST BLACKROCK LARGE CAP CORE
                                                                        SUB-ACCOUNT
                                                           ------------------------------------------
                                                                2009           2008        2007 (a)
                                                           ------------ -------------- --------------
INVESTMENT INCOME:
      Dividends                                             $ 25,978       $ 13,138           $ --
                                                           ------------ -------------- --------------
EXPENSES:
      Mortality and expense risk charges                       3,679          3,266          2,290
                                                           ------------ -------------- --------------
        Total expenses                                         3,679          3,266          2,290
                                                           ------------ -------------- --------------
           Net investment income (loss)                       22,299          9,872         (2,290)
                                                           ------------ -------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --         85,823             --
      Realized gains (losses) on sale of investments        (122,553)      (146,922)         1,835
                                                           ------------ -------------- --------------
           Net realized gains (losses)                      (122,553)       (61,099)         1,835
                                                           ------------ -------------- --------------
      Change in unrealized gains (losses) on investments     478,999       (802,205)        17,789
                                                           ------------ -------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       356,446       (863,304)        19,624
                                                           ------------ -------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 378,745     $ (853,432)      $ 17,334
                                                           ============ ============== ==============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

               MIST JANUS FORTY
                    SUB-ACCOUNT
-----------------------------------------------
       2009                2008      2007 (a)
-------------- ------------------- ------------
       $ --           $ 438,129         $ --
-------------- ------------------- ------------
     40,875              38,936        5,703
-------------- ------------------- ------------
     40,875              38,936        5,703
-------------- ------------------- ------------
    (40,875)            399,193       (5,703)
-------------- ------------------- ------------
         --             189,623           --
   (557,145)           (465,203)      32,447
-------------- ------------------- ------------
   (557,145)           (275,580)      32,447
-------------- ------------------- ------------
  4,191,424          (5,405,174)     325,311
-------------- ------------------- ------------
  3,634,279          (5,680,754)     357,758
-------------- ------------------- ------------
$ 3,593,404        $ (5,281,561)   $ 352,055
============== =================== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      MSF ZENITH EQUITY
                                                                            SUB-ACCOUNT
                                                     ------------------------------------------------------
                                                              2009                 2008             2007
                                                     ---------------- -------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 20,203,954         $ 11,574,538      $ 1,116,126
  Net realized gains (losses)                           36,659,366           (2,487,169)       9,513,829
  Change in unrealized gains (losses) on investments    47,389,321         (262,186,796)      23,411,344
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                 104,252,641         (253,099,427)      34,041,299
                                                     ---------------- -------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          37,909,330           43,306,913       48,982,296
  Net transfers (including fixed account)              (11,801,037)          (6,827,958)     (16,648,229)
  Policy charges                                       (23,402,003)         (24,248,505)     (28,682,505)
  Transfers for policy benefits and terminations       (39,433,696)         (71,327,561)     (83,441,462)
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (36,727,406)         (59,097,111)     (79,789,900)
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets              67,525,235         (312,196,538)     (45,748,601)
NET ASSETS:
  Beginning of year                                    376,112,791          688,309,329      734,057,930
                                                     ---------------- -------------------- ----------------
  End of year                                        $ 443,638,026        $ 376,112,791    $ 688,309,329
                                                     ================ ==================== ================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

            MSF BLACKROCK BOND INCOME                           MSF BLACKROCK MONEY MARKET
                   SUB-ACCOUNT                                          SUB-ACCOUNT
---------------------------------------------------- ----------------------------------------------------
         2009             2008               2007             2009             2008               2007
---------------- ---------------- ------------------ ---------------- ---------------- ------------------
  $ 7,032,463      $ 5,637,404        $ 3,649,809        $ 703,134      $ 7,077,633        $ 9,665,707
   (1,205,666)        (625,702)           127,546               --               --                 --
    3,263,289       (9,757,626)         3,398,540               --               --                 --
---------------- ---------------- ------------------ ---------------- ---------------- ------------------
    9,090,086       (4,745,924)         7,175,895          703,134        7,077,633          9,665,707
---------------- ---------------- ------------------ ---------------- ---------------- ------------------
    9,523,615       10,906,811         13,102,069       13,457,071       97,988,519         98,073,424
   (5,159,196)        (687,429)        (3,553,929)      13,376,581      (54,146,220)        93,437,588
   (8,253,184)      (8,343,836)        (8,076,177)      (9,504,337)     (10,599,067)        (9,650,087)
  (13,387,824)     (14,451,703)       (17,053,383)     (34,970,404)     (27,598,762)       (28,514,588)
---------------- ---------------- ------------------ ---------------- ---------------- ------------------
  (17,276,589)     (12,576,157)       (15,581,420)     (17,641,089)       5,644,470        153,346,337
---------------- ---------------- ------------------ ---------------- ---------------- ------------------
   (8,186,503)     (17,322,081)        (8,405,525)     (16,937,955)      12,722,103        163,012,044
  109,299,291      126,621,372        135,026,897      274,303,548      261,581,445         98,569,401
---------------- ---------------- ------------------ ---------------- ---------------- ------------------
$ 101,112,788    $ 109,299,291      $ 126,621,372    $ 257,365,593    $ 274,303,548      $ 261,581,445
================ ================ ================== ================ ================ ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MSF MFS TOTAL RETURN
                                                                              SUB-ACCOUNT
                                                     --------------------------------------------------------
                                                             2009                    2008             2007
                                                     --------------- ----------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 3,488,685             $ 3,488,756      $ 2,195,342
  Net realized gains (losses)                          (2,858,231)              7,274,120        6,365,657
  Change in unrealized gains (losses) on investments   14,314,270             (38,572,100)      (3,417,410)
                                                     --------------- ----------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                 14,944,724             (27,809,224)       5,143,589
                                                     --------------- ----------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          8,999,960              10,737,057       12,200,489
  Net transfers (including fixed account)              (2,354,010)             (2,587,569)      (2,098,624)
  Policy charges                                       (8,190,222)             (8,130,387)      (9,076,745)
  Transfers for policy benefits and terminations       (8,902,863)            (10,522,920)     (12,959,163)
                                                     --------------- ----------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                       (10,447,135)            (10,503,819)     (11,934,043)
                                                     --------------- ----------------------- ----------------
     Net increase (decrease) in net assets              4,497,589             (38,313,043)      (6,790,454)
NET ASSETS:
  Beginning of year                                    90,118,925             128,431,968      135,222,422
                                                     --------------- ----------------------- ----------------
  End of year                                        $ 94,616,514            $ 90,118,925    $ 128,431,968
                                                     =============== ======================= ================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

      MSF MET/ARTISAN MID CAP VALUE                                MSF FI VALUE LEADERS
                 SUB-ACCOUNT                                                SUB-ACCOUNT
-------------------------------------------------- -------------------------------------------------------
        2009            2008               2007            2009                    2008            2007
--------------- --------------- ------------------ --------------- ----------------------- ---------------
   $ 549,303      $ (120,134)          $ 97,948       $ 960,739               $ 832,833       $ 261,008
  (7,396,163)      9,223,482         32,088,871      (3,285,387)              5,296,127       8,244,788
  35,315,264     (76,356,229)       (44,475,207)     10,535,765             (35,496,979)     (5,423,442)
--------------- --------------- ------------------ --------------- ----------------------- ---------------
  28,468,404     (67,252,881)       (12,288,388)      8,211,117             (29,368,019)      3,082,354
--------------- --------------- ------------------ --------------- ----------------------- ---------------
  11,606,641      14,391,716         17,550,825       5,116,377               6,269,557       7,145,787
  (5,028,515)     (9,163,920)        (9,114,711)     (2,575,909)             (1,690,877)     (3,058,805)
  (6,747,704)     (7,712,303)       (10,337,802)     (3,748,212)             (4,182,550)     (4,894,875)
  (8,473,360)    (13,853,477)       (21,517,389)     (3,958,961)             (6,632,847)    (10,114,059)
--------------- --------------- ------------------ --------------- ----------------------- ---------------
  (8,642,938)    (16,337,984)       (23,419,077)     (5,166,705)             (6,236,717)    (10,921,952)
--------------- --------------- ------------------ --------------- ----------------------- ---------------
  19,825,466     (83,590,865)       (35,707,465)      3,044,412             (35,604,736)     (7,839,598)
  74,291,633     157,882,498        193,589,963      43,315,187              78,919,923      86,759,521
--------------- --------------- ------------------ --------------- ----------------------- ---------------
$ 94,117,099    $ 74,291,633      $ 157,882,498    $ 46,359,599            $ 43,315,187    $ 78,919,923
=============== =============== ================== =============== ======================= ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                          MSF LOOMIS SAYLES SMALL CAP CORE
                                                                        SUB-ACCOUNT
                                                     -------------------------------------------------
                                                              2009             2008            2007
                                                     ---------------- ----------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (264,326)      $ (786,517)     $ (905,514)
  Net realized gains (losses)                           (4,689,587)      21,898,696      23,210,502
  Change in unrealized gains (losses) on investments    32,615,704      (81,893,826)     (3,427,252)
                                                     ---------------- ----------------  --------------
     Net increase (decrease) in net assets resulting
       from operations                                  27,661,791      (60,781,647)     18,877,736
                                                     ---------------- ----------------  --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          10,976,639       13,175,949      14,774,231
  Net transfers (including fixed account)               (5,462,833)      (1,026,355)     (1,641,025)
  Policy charges                                        (8,000,593)      (8,533,968)     (9,578,386)
  Transfers for policy benefits and terminations        (9,881,389)     (15,328,043)    (19,552,476)
                                                     ---------------- ----------------  --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (12,368,176)     (11,712,417)    (15,997,656)
                                                     ---------------- ----------------  --------------
     Net increase (decrease) in net assets              15,293,615      (72,494,064)      2,880,080
NET ASSETS:
  Beginning of year                                    101,934,163      174,428,227     171,548,147
                                                     ---------------- ----------------  --------------
  End of year                                        $ 117,227,778    $ 101,934,163    $174,428,227
                                                     ================ ================ ===============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                 MSF DAVIS VENTURE VALUE                               MSF BLACKROCK LEGACY LARGE CAP GROWTH
                             SUB-ACCOUNT                                        SUB-ACCOUNT
------------------------------------------------------------ --------------------------------------------------
         2009                       2008             2007             2009             2008             2007
---------------- -------------------------- ---------------- ---------------- ---------------- ----------------
  $ 2,419,422                $ 2,698,634        $ 990,053        $ 140,465       $ (243,402)      $ (890,632)
   (2,763,909)                 7,547,975        9,218,751       (1,172,590)       3,170,643       (5,770,805)
   62,159,517               (156,121,836)       5,528,444       44,308,123      (81,836,157)      42,663,606
---------------- -------------------------- ---------------- ---------------- ---------------- ----------------
   61,815,030               (145,875,227)      15,737,248       43,275,998      (78,908,916)      36,002,169
---------------- -------------------------- ---------------- ---------------- ---------------- ----------------
   27,492,918                 33,733,156       38,544,386       16,928,194       19,991,022       23,107,132
  (10,254,528)                (1,541,208)        (162,183)      (6,066,005)      (2,554,448)      (8,990,395)
  (18,863,129)               (20,918,385)     (24,032,496)     (12,174,227)     (13,014,636)     (13,964,343)
  (22,140,817)               (34,308,415)     (38,349,034)     (13,554,262)     (20,575,562)     (21,903,233)
---------------- -------------------------- ---------------- ---------------- ---------------- ----------------
  (23,765,556)               (23,034,852)     (23,999,327)     (14,866,300)     (16,153,624)     (21,750,839)
---------------- -------------------------- ---------------- ---------------- ---------------- ----------------
   38,049,474               (168,910,079)      (8,262,079)      28,409,698      (95,062,540)      14,251,330
  214,256,548                383,166,627      391,428,706      129,720,981      224,783,521      210,532,191
---------------- -------------------------- ---------------- ---------------- ---------------- ----------------
$ 252,306,022              $ 214,256,548    $ 383,166,627    $ 158,130,679    $ 129,720,981    $ 224,783,521
================ ========================== ================ ================ ================ ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                    SUB-ACCOUNT
                                                     -----------------------------------------------
                                                            2009           2008              2007
                                                     -------------- -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 353,419      $ 334,697         $ 131,630
  Net realized gains (losses)                            (58,466)       (32,547)          548,137
  Change in unrealized gains (losses) on investments      42,855       (355,525)         (163,639)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                   337,808        (53,375)          516,128
                                                     -------------- -------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         1,224,281        994,034           974,535
  Net transfers (including fixed account)                720,128        176,766       (13,642,180)
  Policy charges                                        (733,084)      (631,578)       (1,071,721)
  Transfers for policy benefits and terminations        (717,365)      (923,146)       (1,333,311)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          493,960       (383,924)      (15,072,677)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets               831,768       (437,299)      (14,556,549)
NET ASSETS:
  Beginning of year                                    8,118,034      8,555,333        23,111,882
                                                     -------------- -------------- -----------------
  End of year                                        $ 8,949,802    $ 8,118,034       $ 8,555,333
                                                     ============== ============== =================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES           MSF FI MID CAP OPPORTUNITIES
                 SUB-ACCOUNT                                                  SUB-ACCOUNT
------------------------------------------------------------ ----------------------------------------------
        2009            2008                         2007            2009            2008           2007
--------------- --------------- ---------------------------- --------------- ---------------  -------------
   $ 827,403       $ 527,696                    $ 348,151       $ 157,152       $ (22,350)    $ (135,603)
      63,486        (121,966)                     (73,136)       (847,290)        711,775      2,127,224
   2,695,652      (2,667,283)                     253,652       5,087,204     (18,180,195)       529,109
--------------- --------------- ---------------------------- --------------- ---------------  -------------
   3,586,541      (2,261,553)                     528,667       4,397,066     (17,490,770)     2,520,730
--------------- --------------- ---------------------------- --------------- ---------------  -------------
   1,395,572       1,619,875                    1,691,871       2,711,751       3,374,453      3,742,012
     441,302        (574,549)                     722,589      (1,257,629)       (600,189)      (151,503)
    (981,021)       (758,724)                    (408,643)     (1,476,120)     (1,825,010)    (2,393,294)
  (1,283,231)     (1,172,670)                  (1,376,844)     (1,225,818)     (3,476,574)    (2,973,113)
--------------- --------------- ---------------------------- --------------- ---------------  -------------
    (427,378)       (886,068)                     628,973      (1,247,816)     (2,527,320)    (1,775,898)
--------------- --------------- ---------------------------- --------------- ---------------  -------------
   3,159,163      (3,147,621)                   1,157,640       3,149,250     (20,018,090)       744,832
  12,005,795      15,153,416                   13,995,776      13,727,741      33,745,831     33,000,999
--------------- --------------- ---------------------------- --------------- ---------------  -------------
$ 15,164,958    $ 12,005,795                 $ 15,153,416    $ 16,876,991    $ 13,727,741    $33,745,831
=============== =============== ============================ =============== =============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                    MSF JENNISON GROWTH
                                                                            SUB-ACCOUNT
                                                     -------------- ---------------------- --------------
                                                            2009                   2008           2007
                                                     -------------- ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ (10,595)             $ 136,140         $ (305)
  Net realized gains (losses)                           (329,827)               507,702        599,293
  Change in unrealized gains (losses) on investments   1,985,020             (3,403,826)       241,138
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                 1,644,598             (2,759,984)       840,126
                                                     -------------- ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           657,281                776,356        865,331
  Net transfers (including fixed account)                (55,856)              (221,187)      (467,007)
  Policy charges                                        (457,644)              (442,679)      (541,759)
  Transfers for policy benefits and terminations        (511,908)              (778,762)      (501,709)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (368,127)              (666,272)      (645,144)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets             1,276,471             (3,426,256)       194,982
NET ASSETS:
  Beginning of year                                    4,512,970              7,939,226      7,744,244
                                                     -------------- ---------------------- --------------
  End of year                                        $ 5,789,441            $ 4,512,970    $ 7,939,226
                                                     ============== ====================== ==============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                MSF RUSSELL 2000 INDEX                          MSF ARTIO INTERNATIONAL STOCK
                           SUB-ACCOUNT                                     SUB-ACCOUNT
--------------------------------------------------------- ----------------------------------------------
        2009                      2008            2007            2009            2008           2007
--------------- ------------------------- --------------- --------------- ---------------  -------------
   $ 279,947                 $ 195,107       $ 140,818        $ 70,011     $ 1,050,443      $ 279,993
    (812,710)                  238,389       3,426,985        (916,141)      5,033,062      5,616,067
   4,554,390                (9,392,380)     (4,104,853)      6,441,300     (27,502,021)    (1,169,019)
--------------- ------------------------- --------------- --------------- ---------------  -------------
   4,021,627                (8,958,884)       (537,050)      5,595,170     (21,418,516)     4,727,041
--------------- ------------------------- --------------- --------------- ---------------  -------------
   1,983,105                 2,498,156       2,914,771       3,511,972       4,023,245      4,627,887
    (652,910)                 (313,434)      1,280,693          45,907         601,017     (1,272,836)
  (1,282,041)               (1,388,410)     (1,512,998)     (2,375,406)     (2,454,759)    (3,100,038)
  (1,686,364)               (1,955,429)     (2,543,374)     (2,620,461)     (4,105,341)    (4,854,339)
--------------- ------------------------- --------------- --------------- ---------------  -------------
  (1,638,210)               (1,159,117)        139,092      (1,437,988)     (1,935,838)    (4,599,326)
--------------- ------------------------- --------------- --------------- ---------------  -------------
   2,383,417               (10,118,001)       (397,958)      4,157,182     (23,354,354)       127,715
  16,940,477                27,058,478      27,456,436      26,094,744      49,449,098     49,321,383
--------------- ------------------------- --------------- --------------- ---------------  -------------
$ 19,323,894              $ 16,940,477    $ 27,058,478    $ 30,251,926    $ 26,094,744    $49,449,098
=============== ========================= =============== =============== =============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MSF BLACKROCK STRATEGIC VALUE
                                                                      SUB-ACCOUNT
                                                     -----------------------------------------------
                                                             2009            2008            2007
                                                     --------------- ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 228,069        $ 58,223      $ (104,619)
  Net realized gains (losses)                          (3,770,828)      1,830,052      12,641,396
  Change in unrealized gains (losses) on investments    7,372,568     (24,366,834)    (15,003,565)
                                                     --------------- ---------------  --------------
     Net increase (decrease) in net assets resulting
       from operations                                  3,829,809     (22,478,559)     (2,466,788)
                                                     --------------- ---------------  --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          5,343,450       6,696,926       8,567,884
  Net transfers (including fixed account)              (2,152,361)     (4,266,373)     (3,731,864)
  Policy charges                                       (3,027,584)     (3,772,507)     (4,997,622)
  Transfers for policy benefits and terminations       (3,575,391)     (5,927,237)     (7,850,922)
                                                     --------------- ---------------  --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (3,411,886)     (7,269,191)     (8,012,524)
                                                     --------------- ---------------  --------------
     Net increase (decrease) in net assets                417,923     (29,747,750)    (10,479,312)
NET ASSETS:
  Beginning of year                                    33,591,081      63,338,831      73,818,143
                                                     --------------- ---------------  --------------
  End of year                                        $ 34,009,004    $ 33,591,081     $63,338,831
                                                     =============== ===============  ==============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                 MSF METLIFE STOCK INDEX                     MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                             SUB-ACCOUNT                                      SUB-ACCOUNT
------------------------------------------------------------ --------------------------------------------
         2009                       2008             2007            2009            2008          2007
---------------- -------------------------- ---------------- --------------- --------------- -------------
  $ 2,856,588                $ 2,555,876      $ 1,065,434     $ 1,662,229     $ 1,231,329    $1,309,338
   (2,979,050)                 6,617,437        7,839,409          83,650         105,937      (421,410)
   30,593,036                (87,948,781)       1,523,885        (411,186)        259,517       905,709
---------------- -------------------------- ---------------- --------------- --------------- -------------
   30,470,574                (78,775,468)      10,428,728       1,334,693       1,596,783     1,793,637
---------------- -------------------------- ---------------- --------------- --------------- -------------
   15,334,773                 17,010,838       20,897,752       2,940,889       3,548,271     3,938,931
   (4,037,185)                (4,955,813)      (4,565,682)        368,836        (748,944)      641,064
  (11,591,782)               (12,557,545)     (13,965,424)     (2,249,437)     (2,165,605)   (2,109,596)
  (17,732,071)               (16,798,983)     (20,215,741)     (2,717,826)     (2,506,224)   (5,505,909)
---------------- -------------------------- ---------------- --------------- --------------- -------------
  (18,026,265)               (17,301,503)     (17,849,095)     (1,657,538)     (1,872,502)   (3,035,510)
---------------- -------------------------- ---------------- --------------- --------------- -------------
   12,444,309                (96,076,971)      (7,420,367)       (322,845)       (275,719)   (1,241,873)
  125,584,560                221,661,531      229,081,898      28,481,153      28,756,872    29,998,745
---------------- -------------------------- ---------------- --------------- --------------- -------------
$ 138,028,869              $ 125,584,560    $ 221,661,531    $ 28,158,308    $ 28,481,153    $28,756,872
================ ========================== ================ =============== =============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MSF MORGAN STANLEY EAFE INDEX
                                                                      SUB-ACCOUNT
                                                     --------------- --------------- -------------
                                                             2009            2008          2007
                                                     --------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 538,643       $ 490,510     $ 332,733
  Net realized gains (losses)                            (955,081)        680,966     1,428,280
  Change in unrealized gains (losses) on investments    3,934,370     (10,933,450)      230,293
                                                     --------------- --------------- -------------
     Net increase (decrease) in net assets resulting
       from operations                                  3,517,932      (9,761,974)    1,991,306
                                                     --------------- --------------- -------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,530,974       2,143,752     2,012,947
  Net transfers (including fixed account)                (475,218)      1,448,773     2,764,130
  Policy charges                                         (986,776)       (969,804)   (1,142,690)
  Transfers for policy benefits and terminations       (1,075,372)     (1,816,889)   (1,502,625)
                                                     --------------- --------------- -------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,006,392)        805,832     2,131,762
                                                     --------------- --------------- -------------
     Net increase (decrease) in net assets              2,511,540      (8,956,142)    4,123,068
NET ASSETS:
  Beginning of year                                    13,171,852      22,127,994    18,004,926
                                                     --------------- --------------- -------------
  End of year                                        $ 15,683,392    $ 13,171,852    $22,127,994
                                                     =============== =============== =============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

    MSF METLIFE MID CAP STOCK INDEX               MSF LOOMIS SAYLES SMALL CAP GROWTH
                 SUB-ACCOUNT                                     SUB-ACCOUNT
------------------------------------------------- -----------------------------------------------
        2009            2008              2007           2009           2008              2007
--------------- --------------- ----------------- -------------- -------------- -----------------
   $ 205,150       $ 176,942          $ 73,360      $ (11,201)     $ (17,260)        $ (26,810)
    (122,469)      1,302,506         1,436,860       (351,981)       173,844           815,014
   4,498,855      (8,292,595)         (229,825)     1,403,954     (2,800,793)         (481,667)
--------------- --------------- ----------------- -------------- -------------- -----------------
   4,581,536      (6,813,147)        1,280,395      1,040,772     (2,644,209)          306,537
--------------- --------------- ----------------- -------------- -------------- -----------------
   1,720,781       1,912,829         2,140,824        746,219        823,597         1,137,927
      74,032       1,137,436         1,204,876        453,811       (355,309)         (427,712)
  (1,125,745)     (1,099,402)       (1,225,103)      (395,278)      (325,077)         (581,918)
    (959,967)     (1,750,326)       (1,439,724)      (312,139)    (1,065,143)         (664,298)
--------------- --------------- ----------------- -------------- -------------- -----------------
    (290,899)        200,537           680,873        492,613       (921,932)         (536,001)
--------------- --------------- ----------------- -------------- -------------- -----------------
   4,290,637      (6,612,610)        1,961,268      1,533,385     (3,566,141)         (229,464)
  12,417,112      19,029,722        17,068,454      3,508,118      7,074,259         7,303,723
--------------- --------------- ----------------- -------------- -------------- -----------------
$ 16,707,749    $ 12,417,112      $ 19,029,722    $ 5,041,503    $ 3,508,118       $ 7,074,259
=============== =============== ================= ============== ============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                          MSF BLACKROCK LARGE CAP VALUE
                                                                     SUB-ACCOUNT
                                                     -----------------------------------------------
                                                             2009           2008             2007
                                                     --------------- -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 115,450       $ 53,718         $ 65,249
  Net realized gains (losses)                            (861,988)      (142,521)         747,230
  Change in unrealized gains (losses) on investments    1,899,580     (4,506,164)        (599,618)
                                                     --------------- -------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,153,042     (4,594,967)         212,861
                                                     --------------- -------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,582,990      1,766,449        1,736,308
  Net transfers (including fixed account)                (422,150)     1,804,279        2,790,302
  Policy charges                                         (845,637)      (790,214)        (809,970)
  Transfers for policy benefits and terminations         (351,856)    (1,208,870)        (849,408)
                                                     --------------- -------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           (36,653)     1,571,644        2,867,232
                                                     --------------- -------------- ----------------
     Net increase (decrease) in net assets              1,116,389     (3,023,323)       3,080,093
NET ASSETS:
  Beginning of year                                     8,896,096     11,919,419        8,839,326
                                                     --------------- -------------- ----------------
  End of year                                        $ 10,012,485    $ 8,896,096     $ 11,919,419
                                                     =============== ============== ================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

 MSF NEUBERGER BERMAN MID CAP VALUE                               MSF MFS VALUE
                 SUB-ACCOUNT                                        SUB-ACCOUNT
------------------------------------------------- ------------------------------------------------
        2009            2008              2007            2009             2008            2007
--------------- --------------- ----------------- --------------- ---------------- ---------------
   $ 268,419       $ 137,739          $ 37,946       $ (28,944)       $ 165,723        $ 59,761
  (1,872,160)       (278,925)        2,347,449        (358,257)        (618,070)        836,119
  10,630,614     (18,036,491)       (1,353,621)      2,390,394       (3,668,833)     (1,411,253)
--------------- --------------- ----------------- --------------- ---------------- ---------------
   9,026,873     (18,177,677)        1,031,774       2,003,193       (4,121,180)       (515,373)
--------------- --------------- ----------------- --------------- ---------------- ---------------
   3,378,482       4,299,877         4,765,700       1,672,132        1,957,809       2,470,688
    (843,643)       (767,065)        1,352,841       1,294,923           91,277        (807,292)
  (1,920,148)     (2,084,448)       (2,475,494)     (1,028,412)        (912,738)     (1,178,992)
  (2,070,561)     (2,978,228)       (3,301,385)       (693,686)        (874,275)     (1,286,132)
--------------- --------------- ----------------- --------------- ---------------- ---------------
  (1,455,870)     (1,529,864)          341,662       1,244,957          262,073        (801,728)
--------------- --------------- ----------------- --------------- ---------------- ---------------
   7,571,003     (19,707,541)        1,373,436       3,248,150       (3,859,107)     (1,317,101)
  20,009,802      39,717,343        38,343,907       8,439,584       12,298,691      13,615,792
--------------- --------------- ----------------- --------------- ---------------- ---------------
$ 27,580,805    $ 20,009,802      $ 39,717,343    $ 11,687,734      $ 8,439,584    $ 12,298,691
=============== =============== ================= =============== ================ ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                    SUB-ACCOUNT
                                                     -----------------------------------------------
                                                            2009           2008              2007
                                                     -------------- -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 14,384       $ 10,079          $ (2,784)
  Net realized gains (losses)                           (486,706)       202,308           342,297
  Change in unrealized gains (losses) on investments   2,672,522     (3,914,385)          220,924
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 2,200,200     (3,701,998)          560,437
                                                     -------------- -------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           809,355        984,317         1,012,052
  Net transfers (including fixed account)               (303,225)     1,158,807         1,717,618
  Policy charges                                        (475,265)      (377,330)         (442,333)
  Transfers for policy benefits and terminations        (488,104)      (767,474)         (604,435)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (457,239)       998,320         1,682,902
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets             1,742,961     (2,703,678)        2,243,339
NET ASSETS:
  Beginning of year                                    5,244,491      7,948,169         5,704,830
                                                     -------------- -------------- -----------------
  End of year                                        $ 6,987,452    $ 5,244,491       $ 7,948,169
                                                     ============== ============== =================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MSF T. ROWE PRICE SMALL CAP GROWTH                  MSF OPPENHEIMER GLOBAL EQUITY
               SUB-ACCOUNT                                     SUB-ACCOUNT
----------------------------------------------- ----------------------------------------------
       2009           2008              2007           2009           2008             2007
-------------- -------------- ----------------- -------------- -------------- ----------------
   $ (1,552)     $ (17,563)        $ (18,437)     $ 111,190      $ 116,227         $ 42,726
   (220,665)       284,425           153,641       (614,945)       (97,196)         354,930
  1,385,648     (2,161,556)          266,932      2,262,131     (3,021,442)         (64,091)
-------------- -------------- ----------------- -------------- -------------- ----------------
  1,163,431     (1,894,694)          402,136      1,758,376     (3,002,411)         333,565
-------------- -------------- ----------------- -------------- -------------- ----------------
    388,166        504,141           452,880        990,382        961,970          837,977
    132,256        712,059            (2,941)       365,932      1,602,439        1,279,304
   (260,542)      (220,089)         (269,262)      (424,934)      (399,281)        (533,685)
   (341,171)      (364,301)         (486,114)      (308,444)    (1,093,970)        (665,077)
-------------- -------------- ----------------- -------------- -------------- ----------------
    (81,291)       631,810          (305,437)       622,936      1,071,158          918,519
-------------- -------------- ----------------- -------------- -------------- ----------------
  1,082,140     (1,262,884)           96,699      2,381,312     (1,931,253)       1,252,084
  2,962,465      4,225,349         4,128,650      4,452,138      6,383,391        5,131,307
-------------- -------------- ----------------- -------------- -------------- ----------------
$ 4,044,605    $ 2,962,465       $ 4,225,349    $ 6,833,450    $ 4,452,138      $ 6,383,391
============== ============== ================= ============== ============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                       MSF BLACKROCK AGGRESSIVE GROWTH
                                                                    SUB-ACCOUNT
                                                     -------------- -------------- ----------------
                                                            2009           2008             2007
                                                     -------------- -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (4,185)      $ (9,077)        $ (6,542)
  Net realized gains (losses)                           (136,473)      (124,422)          83,010
  Change in unrealized gains (losses) on investments     992,740     (1,277,160)         210,386
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                   852,082     (1,410,659)         286,854
                                                     -------------- -------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           371,965        439,046          298,684
  Net transfers (including fixed account)                473,773        717,451          663,687
  Policy charges                                        (192,784)      (162,806)        (179,875)
  Transfers for policy benefits and terminations        (217,216)      (158,455)         (98,956)
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          435,738        835,236          683,540
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets             1,287,820       (575,423)         970,394
NET ASSETS:
  Beginning of year                                    1,657,805      2,233,228        1,262,834
                                                     -------------- -------------- ----------------
  End of year                                        $ 2,945,625    $ 1,657,805      $ 2,233,228
                                                     ============== ============== ================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

               MSF BLACKROCK DIVERSIFIED                   MSF METLIFE CONSERVATIVE ALLOCATION
                             SUB-ACCOUNT                                  SUB-ACCOUNT
---------------------------------------------------------- ------------------------------------------------
       2009                         2008           2007           2009           2008               2007
-------------- ---------------------------- -------------- -------------- -------------- ------------------
  $ 141,772                     $ 82,554       $ 70,575      $ 125,632       $ 24,075           $ (7,484)
   (162,929)                     (56,063)       122,433        (73,805)       (19,524)            80,237
    500,258                     (959,063)       (15,315)       733,354       (511,558)            26,176
-------------- ---------------------------- -------------- -------------- -------------- ------------------
    479,101                     (932,572)       177,693        785,181       (507,007)            98,929
-------------- ---------------------------- -------------- -------------- -------------- ------------------
    469,381                      404,400        542,378        322,895        680,936            769,492
      9,324                      (27,867)      (106,906)     1,231,312      2,133,631            880,143
   (230,086)                    (219,614)      (240,896)      (332,921)      (246,988)          (155,322)
   (593,896)                    (157,226)      (238,799)    (1,630,642)      (422,626)          (541,477)
-------------- ---------------------------- -------------- -------------- -------------- ------------------
   (345,277)                        (307)       (44,223)      (409,356)     2,144,953            952,836
-------------- ---------------------------- -------------- -------------- -------------- ------------------
    133,824                     (932,879)       133,470        375,825      1,637,946          1,051,765
  2,615,227                    3,548,106      3,414,636      3,651,569      2,013,623            961,858
-------------- ---------------------------- -------------- -------------- -------------- ------------------
$ 2,749,051                  $ 2,615,227    $ 3,548,106    $ 4,027,394    $ 3,651,569        $ 2,013,623
============== ============================ ============== ============== ============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                                                    SUB-ACCOUNT
                                                     --------------------------------------------------
                                                            2009           2008                 2007
                                                     -------------- -------------- --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 140,304       $ 34,566             $ (6,272)
  Net realized gains (losses)                           (174,937)       (38,596)              98,085
  Change in unrealized gains (losses) on investments   1,108,260       (880,887)              42,349
                                                     -------------- -------------- --------------------
     Net increase (decrease) in net assets resulting
       from operations                                 1,073,627       (884,917)             134,162
                                                     -------------- -------------- --------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           562,128        716,886              337,216
  Net transfers (including fixed account)              1,665,089      2,101,768            1,533,011
  Policy charges                                        (456,414)      (297,087)            (190,305)
  Transfers for policy benefits and terminations        (418,785)      (536,626)            (189,219)
                                                     -------------- -------------- --------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        1,352,018      1,984,941            1,490,703
                                                     -------------- -------------- --------------------
     Net increase (decrease) in net assets             2,425,645      1,100,024            1,624,865
NET ASSETS:
  Beginning of year                                    4,379,229      3,279,205            1,654,340
                                                     -------------- -------------- --------------------
  End of year                                        $ 6,804,874    $ 4,379,229          $ 3,279,205
                                                     ============== ============== ====================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

    MSF METLIFE MODERATE ALLOCATION               MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                 SUB-ACCOUNT                                       SUB-ACCOUNT
------------------------------------------------- ------------------------------------------------
        2009            2008              2007            2009            2008             2007
--------------- --------------- ----------------- --------------- --------------- ----------------
   $ 830,869       $ 204,582          $ (9,187)    $ 1,046,493       $ 237,632        $ (23,664)
    (668,620)       (169,170)          372,241      (1,705,041)       (645,610)         640,232
   6,762,521      (9,079,190)          434,465      11,742,977     (18,090,727)         110,236
--------------- --------------- ----------------- --------------- --------------- ----------------
   6,924,770      (9,043,778)          797,519      11,084,429     (18,498,705)         726,804
--------------- --------------- ----------------- --------------- --------------- ----------------
   4,578,172       5,614,893         4,591,851       9,224,436      10,616,370        8,025,824
   1,399,683       4,360,665        11,387,562         511,771      15,455,803       16,643,206
  (2,760,586)     (2,459,141)       (2,291,100)     (4,833,195)     (4,734,357)      (3,459,926)
  (2,912,015)     (1,676,811)       (1,867,684)     (3,427,356)     (5,916,534)      (3,231,860)
--------------- --------------- ----------------- --------------- --------------- ----------------
     305,254       5,839,606        11,820,629       1,475,656      15,421,282       17,977,244
--------------- --------------- ----------------- --------------- --------------- ----------------
   7,230,024      (3,204,172)       12,618,148      12,560,085      (3,077,423)      18,704,048
  25,987,914      29,192,086        16,573,938      37,391,113      40,468,536       21,764,488
--------------- --------------- ----------------- --------------- --------------- ----------------
$ 33,217,938    $ 25,987,914      $ 29,192,086    $ 49,951,198    $ 37,391,113     $ 40,468,536
=============== =============== ================= =============== =============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     MSF METLIFE AGGRESSIVE ALLOCATION
                                                                    SUB-ACCOUNT
                                                     ----------------------------------------------
                                                            2009           2008             2007
                                                     -------------- -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 114,576       $ 27,450         $ (7,874)
  Net realized gains (losses)                           (463,853)      (196,525)         117,207
  Change in unrealized gains (losses) on investments   1,916,286     (2,999,497)         (66,432)
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                 1,567,009     (3,168,572)          42,901
                                                     -------------- -------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         1,410,366      1,884,708        1,465,391
  Net transfers (including fixed account)               (160,874)        69,675        3,168,683
  Policy charges                                        (608,797)      (616,683)        (704,990)
  Transfers for policy benefits and terminations        (469,696)      (368,799)        (134,659)
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          170,999        968,901        3,794,425
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets             1,738,008     (2,199,671)       3,837,326
NET ASSETS:
  Beginning of year                                    4,931,373      7,131,044        3,293,718
                                                     -------------- -------------- ----------------
  End of year                                        $ 6,669,381    $ 4,931,373      $ 7,131,044
                                                     ============== ============== ================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                 AMERICAN FUNDS GROWTH                            AMERICAN FUNDS GROWTH-INCOME
                           SUB-ACCOUNT                                      SUB-ACCOUNT
---------------------------------------------------------- --------------------------------------------------
         2009                     2008             2007            2009            2008               2007
---------------- ------------------------ ---------------- --------------- --------------- ------------------
    $ 406,770                $ 812,139        $ 876,940     $ 1,089,717     $ 1,545,183        $ 1,556,812
   (6,120,064)              22,250,027       28,843,084      (3,325,856)      6,585,983          8,769,713
   52,353,013             (125,330,285)      (4,084,594)     25,593,693     (58,119,608)        (4,583,687)
---------------- ------------------------ ---------------- --------------- --------------- ------------------
   46,639,719             (102,268,119)      25,635,430      23,357,554     (49,988,442)         5,742,838
---------------- ------------------------ ---------------- --------------- --------------- ------------------
   20,037,736               25,734,828       28,650,107      12,318,583      14,999,619         17,443,560
   (6,439,527)               2,697,565        8,738,159      (3,005,856)      1,043,191          5,598,362
  (12,203,976)             (13,985,047)     (15,172,729)     (7,526,267)     (8,338,234)        (9,265,701)
  (13,729,215)             (20,245,117)     (23,992,053)     (7,889,956)     (9,534,098)        (9,282,924)
---------------- ------------------------ ---------------- --------------- --------------- ------------------
  (12,334,982)              (5,797,771)      (1,776,516)     (6,103,496)     (1,829,522)         4,493,297
---------------- ------------------------ ---------------- --------------- --------------- ------------------
   34,304,737             (108,065,890)      23,858,914      17,254,058     (51,817,964)        10,236,135
  127,756,199              235,822,089      211,963,175      80,153,968     131,971,932        121,735,797
---------------- ------------------------ ---------------- --------------- --------------- ------------------
$ 162,060,936            $ 127,756,199    $ 235,822,089    $ 97,408,026    $ 80,153,968      $ 131,971,932
================ ======================== ================ =============== =============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                                      SUB-ACCOUNT
                                                     -----------------------------------------------
                                                             2009            2008            2007
                                                     --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (54,836)     $ (278,181)    $ 2,038,185
  Net realized gains (losses)                          (3,601,127)      8,515,288      10,524,305
  Change in unrealized gains (losses) on investments   26,946,229     (56,146,086)      1,634,253
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                 23,290,266     (47,908,979)     14,196,743
                                                     --------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          7,079,950       8,917,881       8,861,579
  Net transfers (including fixed account)              (1,594,366)      3,558,772      11,221,226
  Policy charges                                       (4,397,061)     (4,667,126)     (5,193,638)
  Transfers for policy benefits and terminations       (4,444,554)     (7,270,865)     (7,731,219)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (3,356,031)        538,662       7,157,948
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets             19,934,235     (47,370,317)     21,354,691
NET ASSETS:
  Beginning of year                                    40,586,683      87,957,000      66,602,309
                                                     --------------- --------------- ---------------
  End of year                                        $ 60,520,918    $ 40,586,683    $ 87,957,000
                                                     =============== =============== ===============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                AMERICAN FUNDS BOND                                   FIDELITY VIP EQUITY-INCOME
                        SUB-ACCOUNT                                                  SUB-ACCOUNT
----------------------------------------------------- --------------------------------------------------------------
        2009                   2008           2007            2009                          2008             2007
--------------- ---------------------- -------------- --------------- ----------------------------- ----------------
   $ 309,820              $ 509,217      $ 573,417     $ 1,401,140                   $ 2,278,274      $ 2,019,472
    (214,520)              (130,803)        35,969      (6,463,819)                   (3,382,730)      16,379,660
   1,122,817             (1,316,561)      (437,728)     26,930,907                   (63,561,281)     (16,083,412)
--------------- ---------------------- -------------- --------------- ----------------------------- ----------------
   1,218,117               (938,147)       171,658      21,868,228                   (64,665,737)       2,315,720
--------------- ---------------------- -------------- --------------- ----------------------------- ----------------
   1,113,974              1,467,896        808,464       9,364,353                    11,209,202       12,978,363
   1,586,332                111,131      6,542,599      (3,739,353)                   (4,090,826)        (793,715)
    (857,624)              (720,430)      (402,838)     (6,361,510)                   (6,978,124)      (8,472,918)
    (586,063)              (700,812)      (446,366)     (8,564,172)                  (14,923,024)     (20,802,918)
--------------- ---------------------- -------------- --------------- ----------------------------- ----------------
   1,256,619                157,785      6,501,859      (9,300,682)                  (14,782,772)     (17,091,188)
--------------- ---------------------- -------------- --------------- ----------------------------- ----------------
   2,474,736               (780,362)     6,673,517      12,567,546                   (79,448,509)     (14,775,468)
   9,026,087              9,806,449      3,132,932      81,257,307                   160,705,816      175,481,284
--------------- ---------------------- -------------- --------------- ----------------------------- ----------------
$ 11,500,823            $ 9,026,087    $ 9,806,449    $ 93,824,853                  $ 81,257,307    $ 160,705,816
=============== ====================== ============== =============== ============================= ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                       MIST T. ROWE PRICE MID CAP GROWTH
                                                                      SUB-ACCOUNT
                                                     -------------------------------------------------
                                                             2009            2008              2007
                                                     --------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (72,931)      $ (76,922)        $ (46,331)
  Net realized gains (losses)                            (848,226)      2,130,651         2,783,457
  Change in unrealized gains (losses) on investments    8,055,334     (12,799,749)          895,981
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  7,134,177     (10,746,020)        3,633,107
                                                     --------------- --------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,184,882       2,658,331         2,616,266
  Net transfers (including fixed account)               1,331,637       2,457,487         2,286,635
  Policy charges                                       (1,520,531)     (1,486,566)       (1,482,925)
  Transfers for policy benefits and terminations       (1,909,520)     (2,293,992)       (3,414,682)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                            86,468       1,335,260             5,294
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets              7,220,645      (9,410,760)        3,638,401
NET ASSETS:
  Beginning of year                                    15,783,548      25,194,308        21,555,907
                                                     --------------- --------------- -----------------
  End of year                                        $ 23,004,193    $ 15,783,548      $ 25,194,308
                                                     =============== =============== =================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                MIST PIMCO TOTAL RETURN                                   MIST RCM TECHNOLOGY
                            SUB-ACCOUNT                                           SUB-ACCOUNT
---------------------------------------------------------- ----------------------------------------------------
        2009                       2008            2007           2009                   2008           2007
--------------- -------------------------- --------------- -------------- ---------------------- --------------
 $ 5,084,898                $ 2,204,833     $ 1,740,667      $ (20,200)             $ 737,704      $ (18,206)
   3,101,557                  1,515,054          35,653       (419,666)             1,145,060        653,761
   3,644,992                 (3,610,480)      2,098,892      3,015,676             (5,060,257)       595,431
--------------- -------------------------- --------------- -------------- ---------------------- --------------
  11,831,447                    109,407       3,875,212      2,575,810             (3,177,493)     1,230,986
--------------- -------------------------- --------------- -------------- ---------------------- --------------
   7,065,605                  7,515,531       7,798,188        858,710                848,033        748,864
   9,682,378                  9,342,712       8,797,608        909,488              1,587,222        992,668
  (5,490,730)                (4,420,164)     (3,609,937)      (575,579)              (457,352)      (337,837)
  (9,024,684)                (6,284,542)     (4,627,274)      (430,736)              (643,118)      (502,954)
--------------- -------------------------- --------------- -------------- ---------------------- --------------
   2,232,569                  6,153,537       8,358,585        761,883              1,334,785        900,741
--------------- -------------------------- --------------- -------------- ---------------------- --------------
  14,064,016                  6,262,944      12,233,797      3,337,693             (1,842,708)     2,131,727
  64,622,519                 58,359,575      46,125,778      4,085,556              5,928,264      3,796,537
--------------- -------------------------- --------------- -------------- ---------------------- --------------
$ 78,686,535               $ 64,622,519    $ 58,359,575    $ 7,423,249            $ 4,085,556    $ 5,928,264
=============== ========================== =============== ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                    MIST LAZARD MID CAP
                                                                            SUB-ACCOUNT
                                                     ----------------------------------------------------
                                                            2009                   2008           2007
                                                     -------------- ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 51,392               $ 61,700       $ 16,121
  Net realized gains (losses)                           (818,312)               (57,776)       822,680
  Change in unrealized gains (losses) on investments   2,418,051             (3,177,298)    (1,252,571)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                 1,651,131             (3,173,374)      (413,770)
                                                     -------------- ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           814,593              1,028,490      1,061,073
  Net transfers (including fixed account)               (227,858)              (298,462)     2,487,040
  Policy charges                                        (464,019)              (455,388)      (568,318)
  Transfers for policy benefits and terminations        (747,242)              (754,985)      (797,916)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (624,526)              (480,345)     2,181,879
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets             1,026,605             (3,653,719)     1,768,109
NET ASSETS:
  Beginning of year                                    4,876,754              8,530,473      6,762,364
                                                     -------------- ---------------------- --------------
  End of year                                        $ 5,903,359            $ 4,876,754    $ 8,530,473
                                                     ============== ====================== ==============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

    MIST MET/AIM SMALL CAP GROWTH                MIST HARRIS OAKMARK INTERNATIONAL
               SUB-ACCOUNT                                      SUB-ACCOUNT
---------------------------------------------- -------------------------------------------------
       2009           2008             2007            2009            2008              2007
-------------- -------------- ---------------- --------------- --------------- -----------------
  $ (11,460)     $ (16,506)       $ (19,748)    $ 2,534,120       $ 670,394         $ 291,196
   (546,326)       197,427          337,064      (3,023,910)      4,175,267         7,874,782
  1,398,839     (2,172,723)         171,391      15,307,223     (25,488,640)       (9,052,128)
-------------- -------------- ---------------- --------------- --------------- -----------------
    841,053     (1,991,802)         488,707      14,817,433     (20,642,979)         (886,150)
-------------- -------------- ---------------- --------------- --------------- -----------------
    353,606        553,965          583,986       4,313,265       5,616,116         6,699,487
   (311,768)       (34,707)         309,844       1,091,471      (4,931,984)       10,245,789
   (298,613)      (312,584)        (339,442)     (2,667,128)     (2,752,437)       (3,258,769)
   (316,161)      (431,652)        (452,322)     (3,245,653)     (4,129,365)       (7,228,755)
-------------- -------------- ---------------- --------------- --------------- -----------------
   (572,936)      (224,978)         102,066        (508,045)     (6,197,670)        6,457,752
-------------- -------------- ---------------- --------------- --------------- -----------------
    268,117     (2,216,780)         590,773      14,309,388     (26,840,649)        5,571,602
  2,922,431      5,139,211        4,548,438      28,218,091      55,058,740        49,487,138
-------------- -------------- ---------------- --------------- --------------- -----------------
$ 3,190,548    $ 2,922,431      $ 5,139,211    $ 42,527,479    $ 28,218,091      $ 55,058,740
============== ============== ================ =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH
                                                                    SUB-ACCOUNT
                                                     ---------------------------------------------
                                                            2009           2008            2007
                                                     -------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (5,275)      $ (9,732)       $ (6,309)
  Net realized gains (losses)                           (394,944)      (118,012)        325,991
  Change in unrealized gains (losses) on investments     901,647     (1,008,306)       (250,410)
                                                     -------------- -------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                   501,428     (1,136,050)         69,272
                                                     -------------- -------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           353,242        431,946         494,859
  Net transfers (including fixed account)                117,745         86,137        (140,512)
  Policy charges                                        (180,740)      (159,490)       (228,414)
  Transfers for policy benefits and terminations        (220,726)      (318,548)       (272,791)
                                                     -------------- -------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           69,521         40,045        (146,858)
                                                     -------------- -------------- ---------------
     Net increase (decrease) in net assets               570,949     (1,096,005)        (77,586)
NET ASSETS:
  Beginning of year                                    1,714,905      2,810,910       2,888,496
                                                     -------------- -------------- ---------------
  End of year                                        $ 2,285,854    $ 1,714,905     $ 2,810,910
                                                     ============== ============== ===============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

    MIST CLARION GLOBAL REAL ESTATE                    MIST MFS RESEARCH INTERNATIONAL
                 SUB-ACCOUNT                                        SUB-ACCOUNT
------------------------------------------------- --------------------------------------------------
        2009            2008              2007             2009            2008              2007
--------------- --------------- ----------------- ---------------- --------------- -----------------
   $ 438,706       $ 328,129         $ 187,965      $ 2,892,968       $ (74,869)        $ 177,471
  (1,910,846)        557,852         3,618,254       (8,518,143)     (1,197,336)        2,551,425
   5,915,589     (10,483,737)       (8,438,976)      33,302,946     (68,263,188)         (534,417)
--------------- --------------- ----------------- ---------------- --------------- -----------------
   4,443,449      (9,597,756)       (4,632,757)      27,677,771     (69,535,393)        2,194,479
--------------- --------------- ----------------- ---------------- --------------- -----------------
   2,740,172       3,827,534         4,350,769       10,534,651       9,096,752         1,971,165
    (881,546)        (44,314)        4,217,420       (6,269,892)    153,726,724         9,894,185
  (1,600,762)     (1,955,257)       (2,374,752)      (6,297,302)     (6,426,159)         (974,849)
  (1,285,831)     (2,390,982)       (2,790,791)     (11,085,950)    (12,521,632)       (1,510,679)
--------------- --------------- ----------------- ---------------- --------------- -----------------
  (1,027,967)       (563,019)        3,402,646      (13,118,493)    143,875,685         9,379,822
--------------- --------------- ----------------- ---------------- --------------- -----------------
   3,415,482     (10,160,775)       (1,230,111)      14,559,278      74,340,292        11,574,301
  13,417,373      23,578,148        24,808,259       96,425,083      22,084,791        10,510,490
--------------- --------------- ----------------- ---------------- --------------- -----------------
$ 16,832,855    $ 13,417,373      $ 23,578,148    $ 110,984,361    $ 96,425,083      $ 22,084,791
=============== =============== ================= ================ =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                         MIST LORD ABBETT BOND DEBENTURE
                                                                      SUB-ACCOUNT
                                                     -------------------------------------------------
                                                             2009            2008              2007
                                                     --------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 2,379,345     $ 1,403,514       $ 1,899,525
  Net realized gains (losses)                            (564,005)         85,386           241,985
  Change in unrealized gains (losses) on investments    8,294,995      (8,532,743)          237,120
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 10,110,335      (7,043,843)        2,378,630
                                                     --------------- --------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,647,703       4,245,887         5,048,438
  Net transfers (including fixed account)              (1,587,805)       (689,222)        1,930,430
  Policy charges                                       (3,112,864)     (3,049,316)       (3,094,670)
  Transfers for policy benefits and terminations       (3,806,499)     (3,670,788)       (3,801,319)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (4,859,465)     (3,163,439)           82,879
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets              5,250,870     (10,207,282)        2,461,509
NET ASSETS:
  Beginning of year                                    29,153,548      39,360,830        36,899,321
                                                     --------------- --------------- -----------------
  End of year                                        $ 34,404,418    $ 29,153,548      $ 39,360,830
                                                     =============== =============== =================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MIST OPPENHEIMER CAPITAL APPRECIATION                            MIST SSGA GROWTH ETF
             SUB-ACCOUNT                                                  SUB-ACCOUNT
------------------------------------------------- ---------------------------------------------------
     2009           2008                  2007           2009                    2008         2007
------------ -------------- --------------------- -------------- ----------------------- ------------
 $ (2,330)      $ 29,640              $ (1,897)       $ 4,716                 $ 9,847     $ (2,198)
  (85,472)        94,422                64,295        (89,486)                (85,755)       5,211
  359,509       (620,791)              (22,990)       271,303                (157,789)      12,959
------------ -------------- --------------------- -------------- ----------------------- ------------
  271,707       (496,729)               39,408        186,533                (233,697)      15,972
------------ -------------- --------------------- -------------- ----------------------- ------------
  151,996        158,612                96,097        104,681                 112,343       59,076
   43,113        205,857               583,595      1,435,127                  89,065      752,504
  (71,045)       (58,204)              (51,485)       (66,695)                (58,139)     (62,899)
  (59,492)      (120,860)             (100,436)       (59,871)               (190,748)     (38,167)
------------ -------------- --------------------- -------------- ----------------------- ------------
   64,572        185,405               527,771      1,413,242                 (47,479)     710,514
------------ -------------- --------------------- -------------- ----------------------- ------------
  336,279       (311,324)              567,179      1,599,775                (281,176)     726,486
  588,826        900,150               332,971        536,030                 817,206       90,720
------------ -------------- --------------------- -------------- ----------------------- ------------
$ 925,105      $ 588,826             $ 900,150    $ 2,135,805               $ 536,030    $ 817,206
============ ============== ===================== ============== ======================= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                       MIST SSGA GROWTH AND INCOME ETF
                                                                    SUB-ACCOUNT
                                                     --------------------------------------------
                                                            2009           2008           2007
                                                     -------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 22,009       $ 12,507         $ (401)
  Net realized gains (losses)                            (31,741)       (99,156)         2,313
  Change in unrealized gains (losses) on investments     362,038       (152,331)         3,249
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                   352,306       (238,980)         5,161
                                                     -------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           340,020         98,174         30,553
  Net transfers (including fixed account)              1,534,271        138,560        492,703
  Policy charges                                         (71,392)       (27,773)       (25,861)
  Transfers for policy benefits and terminations        (107,776)       (47,115)        (1,133)
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        1,695,123        161,846        496,262
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets             2,047,429        (77,134)       501,423
NET ASSETS:
  Beginning of year                                      463,003        540,137         38,714
                                                     -------------- -------------- --------------
  End of year                                        $ 2,510,432      $ 463,003      $ 540,137
                                                     ============== ============== ==============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MIST PIMCO INFLATION PROTECTED BOND                   MIST LEGG MASON VALUE EQUITY
                SUB-ACCOUNT                                     SUB-ACCOUNT
------------------------------------------------ -----------------------------------------------
        2009           2008              2007           2009           2008              2007
--------------- -------------- ----------------- -------------- -------------- -----------------
   $ 302,874      $ 166,049           $ 4,117       $ 93,129      $ (17,021)        $ (89,882)
     (56,642)      (146,218)            6,584       (881,701)      (426,940)          184,870
   1,214,160       (887,227)           60,630      3,048,546     (7,398,268)       (1,096,137)
--------------- -------------- ----------------- -------------- -------------- -----------------
   1,460,392       (867,396)           71,331      2,259,974     (7,842,229)       (1,001,149)
--------------- -------------- ----------------- -------------- -------------- -----------------
   1,009,761        668,093            81,110      1,375,011      1,535,299         1,876,712
   3,297,674      7,471,629         1,418,711       (308,473)      (435,099)         (289,314)
    (805,216)      (348,053)          (29,715)      (723,859)      (725,186)       (1,170,952)
  (1,143,561)    (1,143,906)         (125,721)      (660,346)    (1,505,276)       (1,438,828)
--------------- -------------- ----------------- -------------- -------------- -----------------
   2,358,658      6,647,763         1,344,385       (317,667)    (1,130,262)       (1,022,382)
--------------- -------------- ----------------- -------------- -------------- -----------------
   3,819,050      5,780,367         1,415,716      1,942,307     (8,972,491)       (2,023,531)
   7,360,241      1,579,874           164,158      6,159,595     15,132,086        17,155,617
--------------- -------------- ----------------- -------------- -------------- -----------------
$ 11,179,291    $ 7,360,241       $ 1,579,874    $ 8,101,902    $ 6,159,595      $ 15,132,086
=============== ============== ================= ============== ============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                         MIST BLACKROCK LARGE CAP CORE
                                                                    SUB-ACCOUNT
                                                     ----------------------------------------------
                                                            2009           2008          2007 (a)
                                                     -------------- -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 22,299        $ 9,872         $ (2,290)
  Net realized gains (losses)                           (122,553)       (61,099)           1,835
  Change in unrealized gains (losses) on investments     478,999       (802,205)          17,789
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                   378,745       (853,432)          17,334
                                                     -------------- -------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           315,985        286,979          261,566
  Net transfers (including fixed account)                468,906        290,541        2,139,773
  Policy charges                                        (203,095)      (119,003)        (195,732)
  Transfers for policy benefits and terminations        (148,289)      (177,002)        (163,530)
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          433,507        281,515        2,042,077
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets               812,252       (571,917)       2,059,411
NET ASSETS:
  Beginning of year                                    1,487,494      2,059,411               --
                                                     -------------- -------------- ----------------
  End of year                                        $ 2,299,746    $ 1,487,494      $ 2,059,411
                                                     ============== ============== ================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                MIST JANUS FORTY
                     SUB-ACCOUNT
--------------------------------------------------
        2009                2008        2007 (a)
--------------- ------------------- --------------
   $ (40,875)          $ 399,193       $ (5,703)
    (557,145)           (275,580)        32,447
   4,191,424          (5,405,174)       325,311
--------------- ------------------- --------------
   3,593,404          (5,281,561)       352,055
--------------- ------------------- --------------
   1,292,453           1,159,391         64,358
   2,186,670           9,116,185      4,029,930
    (891,797)           (574,801)       (53,982)
    (823,905)           (928,859)       (35,610)
--------------- ------------------- --------------
   1,763,421           8,771,916      4,004,696
--------------- ------------------- --------------
   5,356,825           3,490,355      4,356,751
   7,847,106           4,356,751             --
--------------- ------------------- --------------
$ 13,203,931         $ 7,847,106    $ 4,356,751
=============== =================== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE
COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on January 31, 1983 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Division of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Metropolitan Series Fund, Inc. ("MSF")*
American Funds Insurance Series ("American Funds")
Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*

*See Note 5 for discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF SUB-ACCOUNTS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the policy owner. The following Sub-Accounts had net assets as of December 31, 2009:

MSF Zenith Equity Sub-Account
MSF BlackRock Bond Income Sub-Account
MSF BlackRock Money Market Sub-Account
MSF MFS Total Return Sub-Account
MSF Met/Artisan Mid Cap Value Sub-Account
MSF FI Value Leaders Sub-Account
MSF Loomis Sayles Small Cap Core Sub-Account
MSF Davis Venture Value Sub-Account
MSF BlackRock Legacy Large Cap Growth Sub-Account
MSF Western Asset Management U.S. Government Sub-Account
MSF Western Asset Management Strategic Bond Opportunities Sub-Account MSF FI Mid Cap Opportunities Sub-Account
MSF Jennison Growth Sub-Account
MSF Russell 2000 Index Sub-Account
MSF Artio International Stock Sub-Account
MSF BlackRock Strategic Value Sub-Account
MSF MetLife Stock Index Sub-Account
MSF Barclays Capital Aggregate Bond Index Sub-Account
MSF Morgan Stanley EAFE Index Sub-Account
MSF MetLife Mid Cap Stock Index Sub-Account
MSF Loomis Sayles Small Cap Growth Sub-Account
MSF BlackRock Large Cap Value Sub-Account
MSF Neuberger Berman Mid Cap Value Sub-Account
MSF MFS Value Sub-Account
MSF T. Rowe Price Large Cap Growth Sub-Account
MSF T. Rowe Price Small Cap Growth Sub-Account
MSF Oppenheimer Global Equity Sub-Account
MSF BlackRock Aggressive Growth Sub-Account
MSF BlackRock Diversified Sub-Account
MSF MetLife Conservative Allocation Sub-Account
MSF MetLife Conservative to Moderate Allocation Sub-Account
MSF MetLife Moderate Allocation Sub-Account
MSF MetLife Moderate to Aggressive Allocation Sub-Account
MSF MetLife Aggressive Allocation Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Global Small Capitalization Sub-Account
American Funds Bond Sub-Account
Fidelity VIP Equity-Income Sub-Account
MIST T. Rowe Price Mid Cap Growth Sub-Account

 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF SUB-ACCOUNTS -- (CONTINUED)

MIST PIMCO Total Return Sub-Account
MIST RCM Technology Sub-Account
MIST Lazard Mid Cap Sub-Account
MIST Met/AIM Small Cap Growth Sub-Account
MIST Harris Oakmark International Sub-Account
MIST Legg Mason Partners Aggressive Growth Sub-Account
MIST Clarion Global Real Estate Sub-Account
MIST MFS Research International Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account
MIST Oppenheimer Capital Appreciation Sub-Account
MIST SSgA Growth ETF Sub-Account
MIST SSgA Growth and Income ETF Sub-Account
MIST PIMCO Inflation Protected Bond Sub-Account
MIST Legg Mason Value Equity Sub-Account
MIST BlackRock Large Cap Core Sub-Account
MIST Janus Forty Sub-Account

3. PORTFOLIO CHANGES

The following Sub-Account ceased operations during the year ended December 31, 2009:

MSF FI Large Cap Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2009:

NAME CHANGES:

Former Name                                               New Name
(MSF) Harris Oakmark Focused Value Portfolio              (MSF) Met/Artisan Mid Cap Value Portfolio
(MSF) Loomis Sayles Small Cap Portfolio                   (MSF) Loomis Sayles Small Cap Core Portfolio
(MSF) Julius Baer International Stock Portfolio           (MSF) Artio International Stock Portfolio
(MSF) Lehman Brothers Aggregate Bond Index Portfolio      (MSF) Barclays Capital Aggregate Bond Index Portfolio
(MSF) Franklin Templeton Small Cap Growth Portfolio       (MSF) Loomis Sayles Small Cap Growth Portfolio

MERGER:

Former Portfolio              NEW Portfolio

(MSF) FI Large Cap Portfolio  (MSF) BlackRock Legacy Large Cap Growth Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB ACCOUNTING STANDARDS CODIFICATION ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification, which changed the referencing and organization of accounting guidance without modification of existing GAAP, is effective for interim and annual periods ending after September 15, 2009. Since it did not modify existing GAAP, Codification did not have any impact on the financial results of the Sub-Accounts. On the effective date of Codification, substantially all existing non-Securities and Exchange Commission accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying notes to the financial statements.

 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Sub-Accounts' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts as of the end of the valuation period in which received, as provided in the prospectus. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts and are credited as accumulation units.

 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

NET TRANSFERS
Funds transferred by the policy owner into or out of the Sub-Accounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

Effective January 1, 2008, the Separate Account adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets measured at fair value. The adoption of this guidance did not have an impact on the fair value of items measured at fair value for each of the Sub-Accounts.

 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS

Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the net asset value per share of the underlying assets of the portfolio, series, or fund including daily charges against the Sub-Account for mortality and expense risk charges, where applicable, and any dividend or capital gain distributions from the portfolio, series, or fund.

The following annual Separate Account charge is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2009:

Mortality and Expense Risk    0.20% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, the Mortality and Expense Risk charge which ranges from .10% to .90% is assessed on a monthly basis through the reduction in policy owner cash values. Other policy charges that are assessed through the reduction in policy owner cash values generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $.02 to $.38 for every $1,000 of the policy face amount and are assessed per policy per month. Policy fees range from $0 to $25 and are assessed monthly depending on the policy and the policy year. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 90% of the policy's target premium. Certain policies have an additional surrender charge that ranges from $0 to $5 per $1,000 of policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0 to $500 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.86 to $67.77 per $100 of the benefit provided. These charges are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                              SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                          ---------- ------------ ------------- --------------
MSF Zenith Equity Sub-Account                              1,565,194  565,777,185    79,679,165     40,481,082
MSF BlackRock Bond Income Sub-Account                        970,999  105,167,130     9,075,427     19,339,548
MSF BlackRock Money Market Sub-Account                     2,575,408  257,541,092    33,852,445     50,882,483
MSF MFS Total Return Sub-Account                             777,558  104,255,695     5,495,999     12,461,388
MSF Met/Artisan Mid Cap Value Sub-Account                    635,508  129,898,895     2,483,429     10,527,248
MSF FI Value Leaders Sub-Account                             369,442   61,005,896     1,706,377      5,900,400
MSF Loomis Sayles Small Cap Core Sub-Account                 669,989  131,271,164       865,578     13,476,074
MSF Davis Venture Value Sub-Account                        8,958,184  228,608,643     5,467,505     26,764,127
MSF BlackRock Legacy Large Cap Growth Sub-Account          6,888,335  137,626,568     1,547,563     16,252,695
MSF Western Asset Management U.S. Government
  Sub-Account                                                755,447    9,077,011     3,639,383      2,798,856
MSF Western Asset Management Strategic Bond Opportunities
  Sub-Account                                              1,245,579   14,906,958     3,053,406      2,273,714
MSF FI Mid Cap Opportunities Sub-Account                   1,362,514   19,275,172     1,223,632      2,314,347
MSF Jennison Growth Sub-Account                              531,874    5,732,247       954,764      1,337,559
MSF Russell 2000 Index Sub-Account                         1,822,753   23,350,254     1,909,330      2,777,326
MSF Artio International Stock Sub-Account                  3,202,701   33,956,840     1,714,111      3,072,126
MSF BlackRock Strategic Value Sub-Account                  3,588,284   55,850,965     1,114,718      4,285,471
MSF MetLife Stock Index Sub-Account                        5,248,763  155,295,916     9,273,184     21,819,942
MSF Barclays Capital Aggregate Bond Index Sub-Account      2,575,617   27,538,142     4,514,211      4,527,868
MSF Morgan Stanley EAFE Index Sub-Account                  1,384,761   17,528,806     2,433,422      2,802,695
MSF MetLife Mid Cap Stock Index Sub-Account                1,507,323   19,080,153     2,332,503      1,856,840
MSF Loomis Sayles Small Cap Growth Sub-Account               683,553    6,209,247     1,094,545        622,477
MSF BlackRock Large Cap Value Sub-Account                  1,059,624   12,134,937     2,426,449      2,353,572
MSF Neuberger Berman Mid Cap Value Sub-Account             1,725,411   33,189,842     2,023,371      3,199,504
MSF MFS Value Sub-Account                                  1,044,303   12,487,175     2,389,226      1,162,468
MSF T. Rowe Price Large Cap Growth Sub-Account               542,990    7,288,940     1,108,794      1,537,453
MSF T. Rowe Price Small Cap Growth Sub-Account               333,817    4,479,174       960,190        955,317
MSF Oppenheimer Global Equity Sub-Account                    507,284    7,174,293     2,261,874      1,529,287
MSF BlackRock Aggressive Growth Sub-Account                  126,104    2,946,041       938,276        510,051
MSF BlackRock Diversified Sub-Account                        189,010    2,924,324       949,613      1,150,839
MSF MetLife Conservative Allocation Sub-Account              371,148    3,758,063     2,746,422      3,007,204
MSF MetLife Conservative to Moderate Allocation
  Sub-Account                                                646,573    6,505,881     3,928,205      2,408,902
MSF MetLife Moderate Allocation Sub-Account                3,294,107   34,275,707     6,754,229      5,167,286
MSF MetLife Moderate to Aggressive Allocation Sub-Account  5,130,932   54,738,740     8,878,234      5,782,483
MSF MetLife Aggressive Allocation Sub-Account                712,878    7,619,220     1,388,472      1,107,421
American Funds Growth Sub-Account                          3,517,154  180,086,203     4,622,747     16,507,824
American Funds Growth-Income Sub-Account                   3,125,403  109,644,891     4,543,916      9,535,951
American Funds Global Small Capitalization Sub-Account     3,410,551   68,795,474     3,572,781      6,966,728
American Funds Bond Sub-Account                            1,125,309   12,052,598     3,725,335      2,165,023
Fidelity VIP Equity-Income Sub-Account                     5,583,107  125,778,236     2,459,102     10,340,640
MIST T. Rowe Price Mid Cap Growth Sub-Account              2,979,558   24,067,291     2,955,943      2,933,231
MIST PIMCO Total Return Sub-Account                        6,550,259   75,414,367    19,475,491      9,120,290
MIST RCM Technology Sub-Account                            1,945,977    8,426,391     1,632,267        882,579
MIST Lazard Mid Cap Sub-Account                              632,418    7,799,891       652,652      1,225,043
MIST Met/AIM Small Cap Growth Sub-Account                    285,403    3,546,430       719,090      1,304,705
MIST Harris Oakmark International Sub-Account              3,531,076   52,263,012     6,727,488      4,698,727
MIST Legg Mason Partners Aggressive Growth Sub-Account       377,760    2,577,551       837,213        767,237
MIST Clarion Global Real Estate Sub-Account                1,758,289   25,166,846     1,573,834      2,149,514
MIST MFS Research International Sub-Account               11,835,471  145,693,977     4,824,470     15,111,365
MIST Lord Abbett Bond Debenture Sub-Account                2,812,275   33,552,512     4,647,117      7,150,671
MIST Oppenheimer Capital Appreciation Sub-Account            163,709    1,194,138       198,781        137,827
MIST SSgA Growth ETF Sub-Account                             216,902    2,013,693     1,738,059        318,974
MIST SSgA Growth and Income ETF Sub-Account                  242,905    2,298,421     2,676,373        973,184

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                  FOR THE YEAR ENDED
                                                AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                ----------------------- ----------------------------
                                                                              COST OF       PROCEEDS
                                                   SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                --------- ------------- ------------- --------------
MIST PIMCO Inflation Protected Bond Sub-Account 1,001,740    10,802,520     4,832,695      2,168,227
MIST Legg Mason Value Equity Sub-Account        1,309,765    12,637,560       751,004        974,002
MIST BlackRock Large Cap Core Sub-Account         294,657     2,609,639       867,058        422,021
MIST Janus Forty Sub-Account                      204,122    14,107,374     3,426,012      1,699,972

 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolio, series, or fund, and the investment income ratio to average net assets, for each of the periods presented in the five years ended December 31, 2009. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against the Sub-Account assets, where applicable, for each type of policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies as such charges will affect the actual cash values and benefits of the Policies.

                                                  AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                  ----------------- ---------------------------------------------------
                                                                    INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                           INCOME        LOWEST TO         LOWEST TO
                                                     NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                  ----------------- ------------- ---------------- --------------------
MSF Zenith Equity Sub-Account                2009       443,638,026          5.79      0.20 - 0.90     29.24 - 30.41
                                             2008       376,112,791          2.70      0.20 - 0.90  (39.08) - (38.52)
                                             2007       688,309,329          0.76      0.20 - 0.90       4.31 - 5.26
                                             2006       734,057,930          0.53      0.00 - 0.90       7.31 - 8.28
                                             2005       760,537,208          0.90      0.00 - 0.90      9.17 - 10.15
MSF BlackRock Bond Income Sub-Account        2009       101,112,788          7.11      0.20 - 0.90       8.49 - 9.47
                                             2008       109,299,291          5.22      0.20 - 0.90    (4.30) - (3.43)
                                             2007       126,621,372          3.31      0.20 - 0.90       5.34 - 6.29
                                             2006       135,026,897          5.70      0.00 - 0.90       3.48 - 4.41
                                             2005       136,600,474          4.03      0.00 - 0.90       1.50 - 2.41
MSF BlackRock Money Market Sub-Account       2009       257,365,593          0.43      0.20 - 0.90     (0.48) - 0.42
                                             2008       274,303,548          2.80      0.20 - 0.90       1.97 - 2.89
                                             2007       261,581,445          4.94      0.20 - 0.90       4.09 - 5.04
                                             2006        98,569,401          4.66      0.00 - 0.90       3.88 - 4.81
                                             2005        92,247,000          2.73      0.00 - 0.90       1.97 - 2.89
MSF MFS Total Return Sub-Account             2009        94,616,514          4.41      0.20 - 0.90     17.54 - 18.60
                                             2008        90,118,925          3.64      0.20 - 0.90  (22.85) - (22.15)
                                             2007       128,431,968          2.19      0.20 - 0.90       3.44 - 4.38
                                             2006       135,222,422          3.59      0.00 - 0.90     11.21 - 12.21
                                             2005       129,599,852          1.78      0.00 - 0.90       2.20 - 3.12
MSF Met/Artisan Mid Cap Value Sub-Account    2009        94,117,099          1.15      0.20 - 0.90     40.30 - 41.56
                                             2008        74,291,633          0.39      0.20 - 0.90  (46.49) - (46.00)
                                             2007       157,882,498          0.57      0.20 - 0.90    (7.68) - (6.84)
                                             2006       193,589,963          0.31      0.00 - 0.90     11.45 - 12.45
                                             2005       191,375,939          0.04      0.00 - 0.90       9.00 - 9.98
MSF FI Value Leaders Sub-Account             2009        46,359,599          2.90      0.20 - 0.90     20.75 - 21.85
                                             2008        43,315,187          1.95      0.20 - 0.90  (38.95) - (38.50)
                                             2007        78,919,923          0.96      0.20 - 0.90       3.26 - 4.20
                                             2006        86,759,521          1.12      0.00 - 0.90     10.93 - 11.93
                                             2005        83,598,030          1.13      0.00 - 0.90      9.71 - 10.69
MSF Loomis Sayles Small Cap Core Sub-Account 2009       117,227,778          0.29      0.20 - 0.90     29.08 - 30.25
                                             2008       101,934,163            --      0.20 - 0.90  (36.47) - (35.89)
                                             2007       174,428,227          0.08      0.20 - 0.90     10.89 - 11.90
                                             2006       171,548,147            --      0.00 - 0.90     15.64 - 16.68
                                             2005       157,114,039            --      0.00 - 0.90       6.00 - 6.96

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                  AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                  ----------------- ---------------------------------------------------
                                                                    INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                           INCOME        LOWEST TO         LOWEST TO
                                                     NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                  ----------------- ------------- ---------------- --------------------
MSF Davis Venture Value Sub-Account          2009       252,306,022          1.60      0.20 - 0.90     30.80 - 31.99
                                             2008       214,256,548          1.37      0.20 - 0.90  (39.89) - (39.35)
                                             2007       383,166,627          0.80      0.20 - 0.90       3.64 - 4.58
                                             2006       391,428,706          0.83      0.00 - 0.90     13.56 - 14.58
                                             2005       357,153,939          0.69      0.00 - 0.90      9.31 - 10.30
MSF BlackRock Legacy Large Cap Growth        2009       158,130,679          0.68      0.20 - 0.90     33.35 - 36.79
  Sub-Account                                2008       129,720,981          0.45      0.20 - 0.90  (37.08) - (36.51)
                                             2007       224,783,521          0.20      0.20 - 0.90     17.65 - 18.72
                                             2006       210,532,191          0.12      0.00 - 0.90       3.20 - 4.13
                                             2005       222,568,551          0.41      0.00 - 0.90       6.05 - 7.00
MSF Western Asset Management U.S. Government 2009         8,949,802          4.49      0.20 - 0.90       3.74 - 4.33
  Sub-Account                                2008         8,118,034          4.39      0.20 - 0.90    (1.26) - (0.36)
                                             2007         8,555,333          1.62      0.20 - 0.90       3.41 - 4.35
                                             2006        23,111,882          1.96      0.00 - 0.90       3.23 - 4.16
                                             2005         5,988,976          1.41      0.00 - 0.90       0.81 - 1.72
MSF Western Asset Management Strategic Bond  2009        15,164,958          6.64      0.20 - 0.90     31.04 - 32.22
  Opportunities Sub-Account                  2008        12,005,795          4.12      0.20 - 0.90  (15.78) - (15.01)
                                             2007        15,153,416          2.75      0.20 - 0.90       3.10 - 4.03
                                             2006        13,995,776          5.01      0.00 - 0.90       4.12 - 5.06
                                             2005         9,512,958          2.35      0.00 - 0.90       1.91 - 2.83
MSF FI Mid Cap Opportunities Sub-Account     2009        16,876,991          1.55      0.20 - 0.90     32.60 - 33.80
                                             2008        13,727,741          0.42      0.20 - 0.90  (55.69) - (55.28)
                                             2007        33,745,831          0.13      0.20 - 0.90       7.36 - 8.33
                                             2006        33,000,999          0.01      0.00 - 0.90     10.85 - 11.85
                                             2005        31,907,921            --      0.00 - 0.90       5.96 - 6.92
MSF Jennison Growth Sub-Account              2009         5,789,441          0.18      0.20 - 0.90     38.73 - 39.99
  (Commenced 5/1/2005)                       2008         4,512,970          2.48      0.20 - 0.90  (37.00) - (36.43)
                                             2007         7,939,226          0.43      0.20 - 0.90     10.67 - 11.67
                                             2006         7,744,244            --      0.00 - 0.90       1.84 - 2.76
                                             2005         8,101,181            --      0.00 - 0.90     20.77 - 21.49
MSF Russell 2000 Index Sub-Account           2009        19,323,894          2.06      0.20 - 0.90     24.88 - 26.01
                                             2008        16,940,477          1.27      0.20 - 0.90  (34.10) - (33.50)
                                             2007        27,058,478          0.93      0.20 - 0.90    (2.40) - (1.51)
                                             2006        27,456,436          0.86      0.00 - 0.90     16.91 - 17.96
                                             2005        24,753,651          0.78      0.00 - 0.90       3.57 - 4.50
MSF Artio International Stock Sub-Account    2009        30,251,926          0.72      0.20 - 0.90     21.07 - 22.17
                                             2008        26,094,744          3.17      0.20 - 0.90  (44.63) - (44.13)
                                             2007        49,449,098          1.07      0.20 - 0.90      9.34 - 10.33
                                             2006        49,321,383          1.49      0.00 - 0.90     15.45 - 16.49
                                             2005        48,315,947          0.63      0.00 - 0.90     16.95 - 18.00
MSF BlackRock Strategic Value Sub-Account    2009        34,009,004          1.14      0.20 - 0.90     12.14 - 13.15
                                             2008        33,591,081          0.55      0.20 - 0.90  (38.96) - (38.40)
                                             2007        63,338,831          0.31      0.20 - 0.90    (4.32) - (3.45)
                                             2006        73,818,143          0.31      0.00 - 0.90     15.69 - 16.73
                                             2005        70,237,347            --      0.00 - 0.90       3.22 - 4.15

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                    ----------------- ---------------------------------------------------
                                                                      INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                             INCOME        LOWEST TO         LOWEST TO
                                                       NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                    ----------------- ------------- ---------------- --------------------
MSF MetLife Stock Index Sub-Account            2009       138,028,869          2.79      0.20 - 0.90     26.24 - 28.14
                                               2008       125,584,560          1.97      0.20 - 0.90  (37.67) - (37.10)
                                               2007       221,661,531          1.05      0.20 - 0.90       4.29 - 5.23
                                               2006       229,081,898          2.00      0.00 - 0.90     14.43 - 15.46
                                               2005       213,385,168          1.60      0.00 - 0.90       3.70 - 4.64
MSF Barclays Capital Aggregate Bond Index      2009        28,158,308          6.22      0.20 - 0.90       4.22 - 5.17
  Sub-Account                                  2008        28,481,153          4.55      0.20 - 0.90       5.04 - 5.99
                                               2007        28,756,872          4.78      0.20 - 0.90       5.91 - 6.87
                                               2006        29,998,745          4.36      0.00 - 0.90       3.19 - 4.12
                                               2005        29,833,679          3.98      0.00 - 0.90       1.15 - 2.06
MSF Morgan Stanley EAFE Index Sub-Account      2009        15,683,392          4.28      0.20 - 0.90     27.52 - 28.67
                                               2008        13,171,852          2.94      0.20 - 0.90  (42.60) - (42.08)
                                               2007        22,127,994          1.95      0.20 - 0.90      9.82 - 10.82
                                               2006        18,004,926          1.70      0.00 - 0.90     24.60 - 25.72
                                               2005        13,270,424          1.55      0.00 - 0.90     12.23 - 13.24
MSF MetLife Mid Cap Stock Index Sub-Account    2009        16,707,749          1.83      0.20 - 0.90     35.77 - 36.99
                                               2008        12,417,112          1.42      0.20 - 0.90  (36.75) - (36.17)
                                               2007        19,029,722          0.76      0.20 - 0.90       6.81 - 7.78
                                               2006        17,068,454          1.22      0.00 - 0.90      9.11 - 10.10
                                               2005        14,077,266          0.74      0.00 - 0.90     11.27 - 12.27
MSF Loomis Sayles Small Cap Growth Sub-Account 2009         5,041,503            --      0.20 - 0.90     28.77 - 29.93
                                               2008         3,508,118            --      0.20 - 0.90  (41.70) - (41.17)
                                               2007         7,074,259            --      0.20 - 0.90       3.60 - 4.54
                                               2006         7,303,723            --      0.00 - 0.90      9.03 - 10.01
                                               2005         6,719,469            --      0.00 - 0.90       3.72 - 4.65
MSF BlackRock Large Cap Value Sub-Account      2009        10,012,485          1.57      0.20 - 0.90     10.22 - 11.21
                                               2008         8,896,096          0.83      0.20 - 0.90  (35.48) - (34.90)
                                               2007        11,919,419          0.93      0.20 - 0.90       2.46 - 3.39
                                               2006         8,839,326          1.20      0.00 - 0.90     18.26 - 19.32
                                               2005         5,225,941          0.94      0.00 - 0.90       5.04 - 5.98
MSF Neuberger Berman Mid Cap Value Sub-Account 2009        27,580,805          1.60      0.20 - 0.90     46.77 - 48.10
                                               2008        20,009,802          0.86      0.20 - 0.90  (47.82) - (47.34)
                                               2007        39,717,343          0.55      0.20 - 0.90       2.52 - 3.45
                                               2006        38,343,907          0.50      0.00 - 0.90     10.46 - 11.45
                                               2005        32,943,567          0.26      0.00 - 0.90     11.26 - 12.27
MSF MFS Value Sub-Account                      2009        11,687,734            --      0.20 - 0.90     19.74 - 20.82
                                               2008         8,439,584          1.91      0.20 - 0.90  (34.06) - (33.46)
                                               2007        12,298,691          0.79      0.20 - 0.90    (4.66) - (3.79)
                                               2006        13,615,792          0.80      0.00 - 0.90     17.06 - 18.11
                                               2005        13,328,806          0.73      0.00 - 0.90    (2.26) - (1.38)
MSF T. Rowe Price Large Cap Growth Sub-Account 2009         6,987,452          0.65      0.20 - 0.90     42.15 - 43.44
                                               2008         5,244,491          0.58      0.20 - 0.90  (42.41) - (41.88)
                                               2007         7,948,169          0.42      0.20 - 0.90       8.40 - 9.39
                                               2006         5,704,830          0.42      0.00 - 0.90     12.23 - 13.24
                                               2005         6,065,326          0.67      0.00 - 0.90       5.64 - 6.59

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                     ----------------- ---------------------------------------------------
                                                                       INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                              INCOME        LOWEST TO         LOWEST TO
                                                        NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                     ----------------- ------------- ---------------- --------------------
MSF T. Rowe Price Small Cap Growth Sub-Account  2009         4,044,605          0.34      0.20 - 0.90     37.72 - 38.97
                                                2008         2,962,465            --      0.20 - 0.90  (36.77) - (36.19)
                                                2007         4,225,349            --      0.20 - 0.90       8.87 - 9.86
                                                2006         4,128,650            --      0.00 - 0.90       2.97 - 3.90
                                                2005         2,248,854            --      0.00 - 0.90     10.01 - 11.01
MSF Oppenheimer Global Equity Sub-Account       2009         6,833,450          2.42      0.20 - 0.90     39.06 - 40.31
                                                2008         4,452,138          2.22      0.20 - 0.90  (40.90) - (40.37)
                                                2007         6,383,391          1.08      0.20 - 0.90       5.53 - 6.49
                                                2006         5,131,307          2.33      0.00 - 0.90     15.55 - 16.59
                                                2005         2,435,641          0.37      0.00 - 0.90     15.18 - 16.22
MSF BlackRock Aggressive Growth Sub-Account     2009         2,945,625          0.19      0.20 - 0.90     48.10 - 49.44
                                                2008         1,657,805            --      0.20 - 0.90  (46.21) - (45.73)
                                                2007         2,233,228            --      0.20 - 0.90     19.49 - 20.58
                                                2006         1,262,834            --      0.00 - 0.90       5.77 - 6.73
                                                2005           778,161            --      0.00 - 0.90      9.71 - 10.70
MSF BlackRock Diversified Sub-Account           2009         2,749,051          5.13      0.20 - 0.90     16.25 - 17.30
                                                2008         2,615,227          2.79      0.20 - 0.90  (25.47) - (24.79)
                                                2007         3,548,106          2.37      0.20 - 0.90       4.94 - 5.90
                                                2006         3,414,636          2.35      0.00 - 0.90      9.54 - 10.53
                                                2005         3,082,467          1.19      0.00 - 0.90       2.13 - 3.05
MSF MetLife Conservative Allocation Sub-Account 2009         4,027,394          3.48      0.20 - 0.90     19.65 - 20.73
  (Commenced 5/1/2005)                          2008         3,651,569          1.10      0.20 - 0.90  (14.87) - (14.10)
                                                2007         2,013,623            --      0.20 - 0.90       4.79 - 5.74
                                                2006           961,858          2.62      0.00 - 0.90       6.30 - 7.25
                                                2005           494,420          0.67      0.00 - 0.90       3.50 - 4.13
MSF MetLife Conservative to Moderate Allocation 2009         6,804,874          2.95      0.20 - 0.90     22.89 - 24.00
  Sub-Account                                   2008         4,379,229          1.19      0.20 - 0.90  (22.13) - (21.42)
  (Commenced 5/1/2005)                          2007         3,279,205            --      0.20 - 0.90       4.11 - 5.06
                                                2006         1,654,340          1.51      0.00 - 0.90       8.79 - 9.77
                                                2005           230,607          0.80      0.00 - 0.90       5.79 - 6.43
MSF MetLife Moderate Allocation Sub-Account     2009        33,217,938          3.17      0.20 - 0.90     25.71 - 26.84
  (Commenced 5/1/2005)                          2008        25,987,914          1.01      0.20 - 0.90  (29.08) - (28.43)
                                                2007        29,192,086          0.20      0.20 - 0.90       3.61 - 4.55
                                                2006        16,573,938          1.85      0.00 - 0.90     11.18 - 12.18
                                                2005         3,737,916          0.81      0.00 - 0.90       8.00 - 8.66
MSF MetLife Moderate to Aggressive Allocation   2009        49,951,198          2.79      0.20 - 0.90     28.27 - 29.43
  Sub-Account                                   2008        37,391,113          0.83      0.20 - 0.90  (35.55) - (34.96)
  (Commenced 5/1/2005)                          2007        40,468,536          0.20      0.20 - 0.90       3.18 - 4.12
                                                2006        21,764,488          0.94      0.00 - 0.90     13.53 - 14.55
                                                2005         2,818,965          0.77      0.00 - 0.90     10.27 - 10.94
MSF MetLife Aggressive Allocation Sub-Account   2009         6,669,381          2.43      0.20 - 0.90     30.74 - 31.92
  (Commenced 5/1/2005)                          2008         4,931,373          0.77      0.20 - 0.90  (40.82) - (40.28)
                                                2007         7,131,044          0.27      0.20 - 0.90       2.55 - 3.48
                                                2006         3,293,718          0.72      0.00 - 0.90     15.03 - 16.07
                                                2005           405,330          0.75      0.00 - 0.90     12.04 - 12.72

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                ----------------- ---------------------------------------------------
                                                                  INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                         INCOME        LOWEST TO         LOWEST TO
                                                   NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                ----------------- ------------- ---------------- --------------------
American Funds Growth Sub-Account          2009       162,060,936          0.66      0.20 - 0.90     38.16 - 39.41
                                           2008       127,756,199          0.80      0.20 - 0.90  (44.47) - (43.97)
                                           2007       235,822,089          0.78      0.20 - 0.90     11.34 - 12.35
                                           2006       211,963,175          0.81      0.00 - 0.90      9.23 - 10.22
                                           2005       184,342,864          0.72      0.00 - 0.90     15.15 - 16.19
American Funds Growth-Income Sub-Account   2009        97,408,026          1.61      0.20 - 0.90     30.07 - 31.24
                                           2008        80,153,968          1.72      0.20 - 0.90  (38.41) - (37.85)
                                           2007       131,971,932          1.54      0.20 - 0.90       4.10 - 5.04
                                           2006       121,735,797          1.60      0.00 - 0.90     14.17 - 15.20
                                           2005       102,332,076          1.39      0.00 - 0.90       4.89 - 5.83
American Funds Global Small Capitalization 2009        60,520,918          0.28      0.20 - 0.90     59.85 - 61.30
  Sub-Account                              2008        40,586,683            --      0.20 - 0.90  (53.94) - (53.52)
                                           2007        87,957,000          2.91      0.20 - 0.90     20.33 - 21.43
                                           2006        66,602,309          0.46      0.00 - 0.90     22.95 - 24.05
                                           2005        47,588,867          0.92      0.00 - 0.90     24.23 - 25.35
American Funds Bond Sub-Account            2009        11,500,823          3.32      0.20 - 0.90     11.60 - 12.61
  (Commenced 5/1/2006)                     2008         9,026,087          5.63      0.20 - 0.90   (10.16) - (9.35)
                                           2007         9,806,449          9.07      0.20 - 0.90       2.40 - 3.33
                                           2006         3,132,932          0.57      0.00 - 0.90       5.32 - 5.95
Fidelity VIP Equity-Income Sub-Account     2009        93,824,853          2.28      0.20 - 0.90     29.04 - 30.21
                                           2008        81,257,307          2.39      0.20 - 0.90  (43.17) - (42.65)
                                           2007       160,705,816          1.75      0.20 - 0.90       0.62 - 1.53
                                           2006       175,481,284          3.32      0.00 - 0.90     19.12 - 20.19
                                           2005       160,020,101          1.60      0.00 - 0.90       4.92 - 5.87
MIST T. Rowe Price Mid Cap Growth          2009        23,004,193            --      0.20 - 0.90     44.54 - 45.85
  Sub-Account                              2008        15,783,548          0.07      0.20 - 0.90  (40.17) - (39.62)
                                           2007        25,194,308          0.23      0.20 - 0.90     16.79 - 17.85
                                           2006        21,555,907            --      0.00 - 0.90       5.61 - 6.56
                                           2005        17,311,727            --      0.00 - 0.90     13.84 - 14.87
MIST PIMCO Total Return Sub-Account        2009        78,686,535          7.42      0.20 - 0.90     17.33 - 18.39
                                           2008        64,622,519          3.91      0.20 - 0.90     (0.27) - 0.64
                                           2007        58,359,575          3.62      0.20 - 0.90       6.88 - 7.85
                                           2006        46,125,778          2.55      0.00 - 0.90       3.87 - 4.80
                                           2005        41,507,727          0.06      0.00 - 0.90       1.55 - 2.46
MIST RCM Technology Sub-Account            2009         7,423,249            --      0.20 - 0.90     57.74 - 59.17
                                           2008         4,085,556         13.22      0.20 - 0.90  (44.75) - (44.25)
                                           2007         5,928,264            --      0.20 - 0.90     30.48 - 31.67
                                           2006         3,796,537            --      0.00 - 0.90       4.54 - 5.48
                                           2005         3,690,264            --      0.00 - 0.90     10.36 - 11.35
MIST Lazard Mid Cap Sub-Account            2009         5,903,359          1.38      0.20 - 0.90     35.92 - 37.14
                                           2008         4,876,754          1.27      0.20 - 0.90  (38.71) - (38.15)
                                           2007         8,530,473          0.64      0.20 - 0.90    (3.35) - (2.47)
                                           2006         6,762,364          0.53      0.00 - 0.90     13.85 - 14.87
                                           2005         6,002,785          0.39      0.00 - 0.90       7.43 - 8.40

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                       ----------------- ---------------------------------------------------
                                                                         INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                                INCOME        LOWEST TO         LOWEST TO
                                                          NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                       ----------------- ------------- ---------------- --------------------
MIST Met/AIM Small Cap Growth Sub-Account         2009         3,190,548            --      0.20 - 0.90     33.01 - 34.21
                                                  2008         2,922,431            --      0.20 - 0.90  (39.15) - (38.60)
                                                  2007         5,139,211            --      0.20 - 0.90     10.40 - 11.40
                                                  2006         4,548,438            --      0.00 - 0.90     12.89 - 13.91
                                                  2005         3,699,893            --      0.00 - 0.90       7.62 - 8.59
MIST Harris Oakmark International Sub-Account     2009        42,527,479          7.97      0.20 - 0.90     54.07 - 55.46
                                                  2008        28,218,091          2.01      0.20 - 0.90  (41.25) - (40.72)
                                                  2007        55,058,740          0.93      0.20 - 0.90    (1.75) - (0.86)
                                                  2006        49,487,138          2.51      0.00 - 0.90     28.05 - 29.20
                                                  2005        28,085,269          0.15      0.00 - 0.90     13.46 - 14.48
MIST Legg Mason Partners Aggressive Growth        2009         2,285,854          0.12      0.20 - 0.90     32.26 - 33.45
  Sub-Account                                     2008         1,714,905          0.01      0.20 - 0.90  (39.50) - (38.95)
                                                  2007         2,810,910          0.23      0.20 - 0.90       1.68 - 2.60
                                                  2006         2,888,496            --      0.00 - 0.90    (2.48) - (1.60)
                                                  2005         3,341,457            --      0.00 - 0.90     12.83 - 13.84
MIST Clarion Global Real Estate Sub-Account       2009        16,832,855          3.52      0.20 - 0.90     33.91 - 35.12
                                                  2008        13,417,373          2.05      0.20 - 0.90  (42.08) - (41.56)
                                                  2007        23,578,148          1.11      0.20 - 0.90  (15.56) - (14.79)
                                                  2006        24,808,259          1.05      0.00 - 0.90     36.67 - 37.90
                                                  2005        10,704,430            --      0.00 - 0.90     12.59 - 13.61
MIST MFS Research International Sub-Account       2009       110,984,361          3.46      0.20 - 0.90     30.75 - 31.93
                                                  2008        96,425,083          0.46      0.20 - 0.90  (41.77) - (42.25)
                                                  2007        22,084,791          1.44      0.20 - 0.90     12.58 - 13.60
                                                  2006        10,510,490          1.49      0.00 - 0.90     25.78 - 26.91
                                                  2005         4,008,903          0.86      0.00 - 0.90     15.73 - 16.77
MIST Lord Abbett Bond Debenture Sub-Account       2009        34,404,418          7.73      0.20 - 0.90     35.89 - 37.12
                                                  2008        29,153,548          4.37      0.20 - 0.90  (19.13) - (18.40)
                                                  2007        39,360,830          5.37      0.20 - 0.90       5.89 - 6.85
                                                  2006        36,899,321          6.78      0.00 - 0.90       8.38 - 9.35
                                                  2005        34,356,749          4.73      0.00 - 0.90       0.90 - 1.81
MIST Oppenheimer Capital Appreciation Sub-Account 2009           925,105            --      0.20 - 0.90     42.73 - 44.02
  (Commenced 5/1/2005)                            2008           588,826          3.72      0.20 - 0.90  (46.29) - (45.80)
                                                  2007           900,150          0.10      0.20 - 0.90     13.42 - 14.45
                                                  2006           332,971          0.28      0.00 - 0.90       6.85 - 7.81
                                                  2005           146,981          0.14      0.00 - 0.90       3.93 - 4.87
MIST SSgA Growth ETF Sub-Account                  2009         2,135,805          1.03      0.20 - 0.90     28.34 - 29.51
  (Commenced 5/1/2006)                            2008           536,030          1.85      0.20 - 0.90  (33.44) - (32.84)
                                                  2007           817,206            --      0.20 - 0.90       5.02 - 5.76
                                                  2006            90,720          6.20      0.00 - 0.90       7.06 - 7.70
MIST SSgA Growth and Income ETF Sub-Account       2009         2,510,432          1.88      0.20 - 0.90     23.84 - 24.96
  (Commenced 5/1/2006)                            2008           463,003          1.80      0.20 - 0.90  (25.54) - (24.87)
                                                  2007           540,137            --      0.20 - 0.90       4.81 - 5.97
                                                  2006            38,714          8.25      0.00 - 0.90       6.68 - 7.31

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

7. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                     AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                     ----------------- ---------------------------------------------------
                                                                       INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                              INCOME        LOWEST TO         LOWEST TO
                                                        NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                     ----------------- ------------- ---------------- --------------------
MIST PIMCO Inflation Protected Bond Sub-Account 2009        11,179,291          3.63      0.20 - 0.90     16.69 - 18.37
  (Commenced 5/1/2006)                          2008         7,360,241          3.34      0.20 - 0.90    (7.46) - (6.62)
                                                2007         1,579,874          1.02      0.20 - 0.90     10.08 - 11.08
                                                2006           164,158            --      0.00 - 0.90     (0.42) - 0.46
MIST Legg Mason Value Equity Sub-Account        2009         8,101,902          1.84      0.20 - 0.90     36.55 - 37.79
  (Commenced 5/1/2006)                          2008         6,159,595          0.33      0.20 - 0.90  (54.94) - (54.43)
                                                2007        15,132,086            --      0.20 - 0.90    (6.57) - (5.72)
                                                2006        17,155,617          0.21      0.00 - 0.90       7.71 - 8.35
MIST BlackRock Large Cap Core Sub-Account       2009         2,299,746          1.41      0.20 - 0.90     18.36 - 19.43
  (Commenced 4/30/2007)                         2008         1,487,494          0.69      0.20 - 0.90  (37.68) - (37.12)
                                                2007         2,059,411            --      0.20 - 0.90       5.67 - 6.63
MIST Janus Forty Sub-Account                    2009        13,203,931            --      0.20 - 0.90     41.93 - 43.21
  (Commenced 4/30/2007)                         2008         7,847,106          5.09      0.20 - 0.90  (42.38) - (41.85)
                                                2007         4,356,751            --      0.20 - 0.90     26.05 - 27.09

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude mortality and expense risk charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Sub-Account invests.

(2) These amounts represent the annualized policy expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the reduction in policy owner cash values have been excluded.

(3) The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

(4) The Company sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of expense ratios and total returns.

This page is intentionally left blank.

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                               BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of an Enterprise Executive Advantage Prospectus dated May 1, 2010. This Variable Life policy is offered by New England Life Insurance Company.


-----------------------------  --------------------
           (Date)              (Client's Signature)

                      NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                (617) 578-2000

                        ENTERPRISE EXECUTIVE ADVANTAGE


                         SUPPLEMENT DATED MAY 1, 2010

                                      TO

                         PROSPECTUS DATED MAY 1, 2010


   This supplement is prepared for Owners of ZENITH EXECUTIVE ADVANTAGE 2000 policies. It describes certain differences between your Policy and the Policy as described in the current Enterprise Executive Advantage prospectus.

1. The current Enterprise Executive Advantage prospectus states that starting in the eighth Policy year, the current sales charge is reduced from 8% to 3% for premiums paid up to the Target Premium. Under YOUR Policy, the sales charge on premiums paid up to the Target Premium is 8% in all Policy years.

2. The Enhanced Surrender Value Rider described in the current Enterprise Executive Advantage prospectus is not available under your Policy.

3. The nonsmoker elite and smoker preferred underwriting classes described in the current Enterprise Executive Advantage prospectus are not available under your Policy.

4. The current Enterprise Executive Advantage prospectus states that we currently credit interest on cash value we hold as collateral for a Policy loan at a rate of 4% in Policy years 1-10, 4.5% in Policy years 11-20 and 4.75% thereafter. Under YOUR Policy, we currently credit 4% in the first ten Policy years and 4.5% thereafter.

5. The current Enterprise Executive Advantage prospectus states that guaranteed issue Policies are available for insureds with issue ages of 20 to 70. Under YOUR Policy, the guaranteed issue underwriting class was available for insureds with issue ages of 20 to 65.

6. The current Enterprise Executive Advantage prospectus states that the minimum total annual premium for a case is $100,000. For YOUR Policy, the minimum total annual premium was $100,000 for a case consisting of five or more Policies, and $250,000 for a case of fewer than five Policies.

7. The current Enterprise Executive Advantage prospectus states that the mortality and expense risk charge is currently imposed at an annual rate of .75% in Policy years 1-15, .50% in Policy years 16-20 and .10% thereafter. The current mortality and expense risk charge under YOUR Policy is imposed at an annual rate of .50% in the first 20 Policy years and .25% thereafter.

8. For your Policy, the following paragraphs replace the second through fifth paragraphs appearing under DISTRIBUTION OF THE POLICIES in the current Enterprise Executive Advantage prospectus.

   NELICO agents who sell who sell the Policies can select one of two schedules for payment of commissions and/or service fees: (1) a maximum of 12.5% of the Target Premium paid in the first Policy year, a maximum of 6.25% of the Target Premium paid in Policy years two through ten, and a maximum of 2.25% thereafter; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% thereafter); or (2) a maximum of 8% of the Target Premium paid in the first Policy year, a maximum of 5.4% of the Target Premium paid in the second through tenth Policy years, and a maximum of ..75% thereafter; and beginning in the second Policy year, a maximum of .18% of the Policy's cash value; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% thereafter).

   Commissions paid on behalf of the registered representatives of other broker-dealers with whom New England Securities enters into selling agreements will not exceed those described above except for a possible maximum 7% of the Target Premium and 2.5% of each payment above the Target Premium paid in the second through tenth Policy years under the first schedule, and a possible maximum of 6% of the Target Premium and .85% of each payment above the Target Premium paid in those Policy years under the second schedule. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic compensation for the particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                (617) 578-2000

                        ENTERPRISE EXECUTIVE ADVANTAGE


                         SUPPLEMENT DATED MAY 1, 2010

                                      TO

                         PROSPECTUS DATED MAY 1, 2010


   This supplement is prepared for Owners of ZENITH EXECUTIVE ADVANTAGE PLUS policies. It describes certain differences between your Policy and the Policy as described in the current Enterprise Executive Advantage prospectus.

1. The current Enterprise Executive Advantage prospectus states that starting in the eighth Policy year, the current sales charge is reduced from 8% to 3% for premiums paid up to the Target Premium. Under YOUR Policy, the sales charge on premiums paid up to the Target Premium is 8% in all Policy years.

2. The Enhanced Surrender Value Rider described in the current Enterprise Executive Advantage prospectus is not available under your Policy.

3. The nonsmoker elite and smoker preferred underwriting classes described in the current Enterprise Executive Advantage prospectus are not available under your Policy.

4. The current Enterprise Executive Advantage prospectus states that we currently credit interest on cash value we hold as collateral for a Policy loan at a rate of 4% in Policy years 1-10, 4.5% in Policy years 11-20 and 4.75% thereafter. Under YOUR Policy, we currently credit 4% in the first ten Policy years and 4.5% thereafter.

5. The current Enterprise Executive Advantage prospectus states that guaranteed issue Policies are available for insureds with issue ages of 20 to 70. Under YOUR Policy, the guaranteed issue underwriting class was available for insureds with issue ages of 20 to 65.

6. The current Enterprise Executive Advantage prospectus states that the minimum total annual premium for a case is $100,000. For YOUR Policy, the minimum total annual premium was $100,000 for a case consisting of five or more Policies, and $250,000 for a case of fewer than five Policies.

7. The current Enterprise Executive Advantage prospectus describes three death benefit options. Under YOUR Policy, the Option 3 (Face Amount Plus Premiums) death benefit option is not available.

8. The current Enterprise Executive Advantage prospectus states that the mortality and expense risk charge is currently imposed at an annual rate of .75% in Policy years 1-15, .50% in Policy years 16-20 and .10% thereafter. The current mortality and expense risk charge under YOUR Policy is imposed at an annual rate of .75% in the first ten Policy years (and in the first ten years following a face amount increase) and .25% thereafter. Under your Policy we calculate the mortality and expense risk charge separately for each underwritten segment of coverage and each segment resulting from a term conversion. The actual charge is a weighted average of the mortality and expense risk charge applicable to each segment, based on the relative Target Premium for each segment.

9. The current Enterprise Executive Advantage prospectus states that the current Policy fee is $5.50 per month. The current Policy fee for YOUR Policy is $5.00 per month.

10.The current Enterprise Executive Advantage prospectus states that upon surrender of the Policy within the first two Policy years, we refund the sales charges that we deducted from premiums paid in the first Policy year. This refund of sales charges provision does not apply under your Policy.

11.The current cost of insurance rates shown in the Fee Table in the current
   Enterprise Executive Advantage prospectus range from $.02 to $500.00 per $1,000 of net amount at risk. The current cost of insurance rates for your Policy range from $.05 to $500.00 per $1,000 of net amount at risk.

12.The current Enterprise Executive Advantage prospectus states that the cost of insurance rates will not change due to an increase in the Policy's face amount. Under YOUR Policy, if there is an increase in face amount, we base the cost of insurance charges for the face amount increase on the insured's age at the time of the increase (if underwritten or from a term conversion), or on the age at issue (if not underwritten), and reflect any change in risk class (if underwritten). Generally, if the insured's risk class is improved, we base future cost of insurance rates for the whole Policy on the better class. If the insured's risk class is worse than at issue (or at the time of an earlier face amount increase), only the cost of insurance charge for the face amount increase will be based on the worse risk class. We base cost of insurance rates for the Policy after a face amount increase on a weighted average of the net amounts at risk for each face amount segment.

13.The "Enhanced Net Single Premium Corridor" option that is described under
   DEATH BENEFITS in the current Enterprise Executive Advantage prospectus is not available under your Policy.

14.The current Enterprise Executive Advantage Prospectus states that a face amount increase will not increase the Target Premium on which sales charges are based. Under YOUR Policy, a face amount increase will increase the Target Premium and we will deduct 8% from each premium you pay each year up to the amount of the increased Target Premium.

15.For your Policy, the following paragraphs replace the second through fifth paragraphs appearing under DISTRIBUTION OF THE POLICIES in the current Enterprise Executive Advantage prospectus.

NELICO agents who sell who sell the Policies can select one of three schedules for payment of commissions and/or service fees: (1) a maximum of 12.5% of the Target Premium paid in the first Policy year (or in the first year after a face amount increase), a maximum of 6% in Policy years two through ten, and a maximum of 2% thereafter; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% in renewal years); or (2) a maximum of 8% of the Target Premium paid in the first through fourth Policy years (or in the first through fourth years after a face amount increase) and 2% of the Target Premium paid in the fifth through fifteenth such years, and beginning in the fifth Policy year, a maximum of .15% of the Policy's cash value (reducing to .11% in the 11th Policy year and .074% in the 16th Policy year); with a maximum commission of .75% of each payment above the Target Premium in the first Policy year (.20% in renewal years); or (3) a maximum commission of 12.5% of the Target Premium paid in the first Policy year (or in the first year after a face amount increase), plus a maximum of .26% of the Policy's cash value after the first Policy year; with a maximum commission of .75% of each payment above the Target Premium in the first Policy year. Each face amount segment has its own Target Premium. For commission purposes, we attribute a portion of each premium payment to each face amount segment, based on the segment's relative Target Premiums.

   Commissions paid on behalf of the registered representatives of other broker-dealers with whom New England Securities enters into selling agreements will not exceed those described above except for a possible maximum 6.5% of the Target Premium commission in the second through tenth Policy years under the first schedule). We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic compensation for the particular year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

                        ENTERPRISE EXECUTIVE ADVANTAGE

                          FLEXIBLE PREMIUM ADJUSTABLE

                       VARIABLE LIFE INSURANCE POLICIES

                  New England Variable Life Separate Account

                 Issued by New England Life Insurance Company

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                  May 1, 2010

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2010 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation, 1095 Avenue of the Americas, New York, NY 10036.






                                     SAI-1

                               TABLE OF CONTENTS


                                                                       PAGE
                                                                      ------
    GENERAL INFORMATION AND HISTORY..................................  SAI-3
      The Company....................................................  SAI-3
      The Variable Account...........................................  SAI-3
    DISTRIBUTION OF THE POLICIES.....................................  SAI-3
    ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES.......  SAI-4
      Dollar Cost Averaging..........................................  SAI-4
      Asset Rebalancing..............................................  SAI-4
      Payment of Proceeds............................................  SAI-5
      Payment Options................................................  SAI-5
    ADDITIONAL INFORMATION ABOUT CHARGES.............................  SAI-6
      Special Arrangements...........................................  SAI-6
    POTENTIAL CONFLICTS OF INTEREST..................................  SAI-6
    LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.................  SAI-6
    MISSTATEMENT OF AGE OR SEX.......................................  SAI-7
    REPORTS..........................................................  SAI-7
    PERSONALIZED ILLUSTRATIONS.......................................  SAI-7
    PERFORMANCE DATA.................................................  SAI-8
    INVESTMENT ADVICE................................................  SAI-8
    REGISTRATION STATEMENT........................................... SAI-11
    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................... SAI-11
    EXPERTS.......................................................... SAI-11
    FINANCIAL STATEMENTS............................................. SAI-11


                                     SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

   New England Life Insurance Company ("NELICO") was organized as a stock life insurance company in Delaware on September 9, 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is 200 Park Avenue, New York, New York 10166. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116.


   MetLife entered into a net worth maintenance agreement with NELICO at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause NELICO to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2009, the capital and surplus of NELICO was in excess of these minimum capital and surplus levels. MetLife and NELICO entered into the agreement in part to enhance and maintain the financial strength of NELICO as set forth in the agreement. Creditors of NELICO (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of NELICO with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to NELICO. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if NELICO attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support.


THE VARIABLE ACCOUNT

   We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                         DISTRIBUTION OF THE POLICIES

   The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


   New England Securities Corporation ("Distributor") serves as principal underwriter for the Policies. Distributor is a Massachusetts corporation organized in 1968 and a wholly-owned subsidiary of the Company, and its home address is located at 1095 Avenue of the Americas, New York, NY 10036. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Services Regulatory


                                     SAI-3

Authority. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.

   Distributor received sales compensation with respect to the Variable Account in the following amounts during the periods indicated:


                                            AGGREGATE AMOUNT OF COMMISSIONS
   FISCAL       AGGREGATE AMOUNT OF         RETAINED BY DISTRIBUTOR AFTER
   YEAR    COMMISSIONS PAID TO DISTRIBUTOR    PAYMENTS TO SELLING FIRMS
   ------  -------------------------------  -------------------------------
   2009             $27,964,928                          $ 0
   2008             $50,630,845                          $ 0
   2007             $55,260,939                          $ 0


   Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies. Under the distribution arrangement, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies.

          ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING

   You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations but does not assure a profit or protect against a loss in declining markets.

   Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). You must transfer a minimum of $100 to each account that you select under this feature. If, in the future, we exercise our right to limit the number of transfers or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. (See "Asset Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future. We reserve the right to suspend dollar cost averaging at any time.

ASSET REBALANCING

   You can select an asset rebalancing program for your cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

                                     SAI-4

   You can select an asset rebalancing program when you apply for the Policy or at a later date. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts, as well as the frequency (using calendar month-end, quarter-end or year-end dates). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of your chosen period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone to stop. If, in the future, we exercise our right to limit the number of transfers or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the asset rebalancing program against the total number of transfers allowed in a Policy year. There is no extra charge for this feature.

PAYMENT OF PROCEEDS

   We may delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

   The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account provides convenient access to proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

   Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

   We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

   The following payment options are available:

    (i)INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

   (ii)LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

   (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

                                     SAI-5

    (v)SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

   (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

   You need our consent to use an option if the installment payments would be less than $20.

                     ADDITIONAL INFORMATION ABOUT CHARGES

SPECIAL ARRANGEMENTS

   We may waive, reduce or vary any Policy charges under Policies sold to some cases. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

   Sales charges for Policies sold to some cases may be reduced. We may reduce or eliminate the sales charge when you purchase a Policy, on cash value transferred in the first year from certain life insurance policies that were issued by New England Mutual, NELICO or NELICO's affiliates. Eligibility requirements will apply. Your registered representative can advise you regarding the availability of this feature.

   The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                        POTENTIAL CONFLICTS OF INTEREST

   The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

   Generally, we can challenge the validity of your Policy or a rider to your Policy during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for

                                     SAI-6
two years during the insured's lifetime from receipt of the premium payment and can challenge the portion of the death benefit resulting from an increase in face amount for two years during the insured's lifetime from the date of the increase. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. If the insured dies within two years of an increase in face amount, we can challenge the portion of the death benefit resulting from the face amount increase at any time for misrepresentation.

                          MISSTATEMENT OF AGE OR SEX

   If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                    REPORTS

   We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

   You will be sent periodic reports containing the financial statements of the Eligible Funds.

                          PERSONALIZED ILLUSTRATIONS

   We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, net cash value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (I.E., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

   The illustrated death benefit, net cash value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

   Illustrations may also show the internal rate of return on the net cash value and the death benefit. The internal rate of return on the net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Sub-Accounts of the Variable Account.

                                     SAI-7

                               PERFORMANCE DATA

   We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and mortality and expense risk charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date of the corresponding Sub-Account.

                               INVESTMENT ADVICE

   The Variable Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers"), as the adviser to the Met Series Fund and the Met Investors Series Trust, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Variable Account invests.

   MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund. On May 1, 2009, MetLife Advisers became the investment adviser to the Portfolios of the Met Investors Series Trust.

   MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (currently, the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the BlackRock Bond Income Portfolio), the Westpeak Value Growth Series (currently, the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series (currently Loomis Sayles Small Cap Core Portfolio), and the Loomis Sayles Avanti Growth Series (currently, the Met/Artisan Mid Cap Value Portfolio), MetLife Advisers became the adviser on May 1, 1995; and, in the case of the Capital Growth Series (currently, the Zenith Equity Portfolio), MetLife Advisers became the adviser on May 1, 2001.

   Met Investors Advisory, LLC (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001. On May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers.

   The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

   The sub-adviser to the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio which was formerly the Westpeak Growth and Income Series which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio which was formerly the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser to these

                                     SAI-8

Portfolios on January 31, 2005. The sub-adviser to the MFS Total Return Portfolio (formerly, the Back Bay Advisors Managed Series) was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser. The sub-adviser to the Met/Artisan Mid Cap Value Portfolio (formerly, the Harris Oakmark Focused Value Portfolio which was formerly the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000, and Artisan Partners Limited Partnership became the sub-adviser on May 1, 2009. The sub-adviser to the Balanced Portfolio (formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the sub-adviser. On or about April 30, 2004, the Balanced Portfolio merged with and into the MFS Total Return Portfolio and the Balanced Portfolio ceased to exist. The sub-adviser to the Westpeak Stock Index Series, which was replaced by the MetLife Stock Index Portfolio on April 27, 2001 and was formerly known as the Stock Index Series, was Back Bay Advisors, L.P. until August 1, 1993, when Westpeak Investment Advisors, L.P. became the sub-adviser.

   Prior to May 1, 2002, Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Portfolio. As of May 1, 2002, Capital Growth Management Limited Partnership ceased to be the sub-adviser to the Zenith Equity Portfolio and at that time, the Zenith Equity Portfolio became a "fund of funds" that invests equally in two Portfolios of the Met Series Fund, i.e., the FI Value Leaders Portfolio and the Jennison Growth Portfolio, and one Portfolio of the Met Investors Series Trust, i.e., the Pioneer Fund Portfolio. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.


   The sub-adviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly, the State Street Research Large Cap Growth Portfolio which was formerly the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc., became the sub-adviser on January 31, 2005. Effective May 4, 2009, the FI Large Cap Portfolio merged with and into the BlackRock Legacy Large Cap Growth Portfolio. On May 1, 2004, the MFS Total Return Portfolio of the Met Series Fund replaced the VIP Asset Manager Portfolio of Fidelity(R) Variable Insurance Products. On or about April 30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap Portfolio and immediately thereafter Fidelity Management & Research Company replaced Janus Capital Management LLC as the sub-adviser to the Portfolio, which then became known as the FI Mid Cap Opportunities Portfolio. On or about May 1, 2010, the FI Mid Cap Opportunities Portfolio merged into the Morgan Stanley Mid Cap Growth Portfolio of the Met Investors Series Trust. On or about April 30, 2004, the MFS Research Managers Portfolio merged with and into the MFS Investors Trust Portfolio and the MFS Research Managers Portfolio ceased to exist. On or about May 1, 2006, the MFS Investors Trust Portfolio merged with and into the Legg Mason Value Equity Portfolio, a Portfolio of the Met Investors Series Trust, and the MFS Investors Trust Portfolio ceased to exist.


   The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:

   MetLife Investment Advisors Company, LLC replaced Metropolitan Life Insurance Company as the sub-adviser to the Barclays Capital Aggregate Bond Index Portfolio (formerly the Lehman Brothers(R) Aggregate Bond Index Portfolio), the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on April 30, 2007; Metropolitan Life Insurance Company had been the sub-adviser to these Portfolios since May 1, 2001. The sub-adviser to the Artio International Stock Portfolio (formerly the Julius Baer International Stock Portfolio which was formerly the FI International Stock Portfolio which was formerly the Putnam International Stock Portfolio) was Fidelity Management & Research Company until January 7, 2008 when Julius Baer Investment Management LLC became the sub-adviser; Artio Global Management LLC became the sub-adviser on May 1, 2009. On December 1, 2000, the Putnam International Stock Portfolio replaced the Morgan Stanley International Magnum Equity Series (formerly the Draycott International Equity Series) of the Zenith Fund. The sub-adviser to the Morgan Stanley International Magnum Equity Series was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the sub-adviser. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged

                                     SAI-9
with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust. The sub-adviser to the Janus Aggressive Growth Portfolio was Janus Capital Management LLC until October 1, 2006, when Legg Mason Capital Management, Inc became the sub-adviser to the Portfolio, which then became known as the Legg Mason Partners Aggressive Growth Portfolio. The sub-adviser to the Loomis Sayles Small Cap Growth Portfolio (formerly the Franklin Templeton Small Cap Growth Portfolio) was Franklin Advisers, Inc. until January 5, 2009, when Loomis, Sayles & Company, L.P. became the sub-adviser.


   The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio which was formerly the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), the BlackRock Investment Trust Portfolio (formerly, the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser. On January 19, 2010, Neuberger Berman Management LLC became the sub-adviser to the BlackRock Strategic Value Portfolio. On April 30, 2007, the BlackRock Investment Trust Portfolio merged with and into the BlackRock Large-Cap Core Portfolio, a Portfolio of the Met Investors Series Trust, and the BlackRock Investment Trust Portfolio ceased to exist. The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly, the Scudder Global Equity Portfolio) was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser. On May 1, 2005, the Met/Putnam Voyager Portfolio (formerly, the Putnam Large Cap Growth Portfolio) merged with and into the Jennison Growth Portfolio and the Met/Putnam Voyager Portfolio ceased to exist. The sub-adviser to the Western Asset Management Strategic Bond Opportunities Portfolio and the Western Asset Management U.S. Government Portfolio (formerly, the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brothers U.S. Government Portfolio, respectively) was Salomon Brothers Asset Management Inc. until May 1, 2006, when Western Asset Management Company became the sub-adviser to the Portfolios. The sub-adviser of the MFS(R) Value Portfolio (formerly, the Harris Oakmark Large Cap Value Portfolio) was Harris Associates L.P. until January 7, 2008 when Massachusetts Financial Services Company became the sub-adviser.


   The following is the sub-adviser history of the Met Investors Series Trust:


   The sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, the State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003. The sub-adviser to the RCM Technology Portfolio (formerly, the PIMCO PEA Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the sub-adviser. On May 1, 2005, the Lord Abbett Bond Debenture Portfolio replaced the VIP High Income Portfolio of Fidelity Variable Insurance Products. The sub-adviser to the Lazard Mid-Cap Portfolio (formerly, the Met/AIM Mid Cap Core Equity Portfolio) was AIM Capital Management Inc. until December 19, 2005, when Lazard Asset Management LLC became the sub-adviser. On April 28, 2008, ING Clarion Real Estate Securities, L.P. succeeded Neuberger Berman Management, Inc. as the sub-adviser to the Neuberger Berman Real Estate Portfolio, which then changed its name to Clarion Global Real Estate Portfolio. On or about April 28, 2008, the MFS Research International Portfolio replaced the Fidelity VIP Overseas Portfolio.


   On September 2, 2008, SSgA Funds Management, Inc. replaced Gallatin Asset Management, Inc. as the sub-adviser to the SSgA Growth and Income ETF Portfolio (formerly the Cyclical Growth and Income ETF Portfolio) and the SSgA Growth ETF Portfolio (formerly the Cyclical Growth ETF Portfolio).

                                    SAI-10

                            REGISTRATION STATEMENT

   This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The consolidated financial statements of New England Life Insurance Company (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries ("MLIC"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in MLIC's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


                                    EXPERTS


   Paul L. LeClair, FSA, Vice President of NELICO has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.


                             FINANCIAL STATEMENTS

   The financial statements of NELICO and MetLife are included herein. The financial statements of NELICO should be considered only as bearing upon the ability of NELICO to meet its obligations under the Policies. The financial statements of MetLife should be considered only as bearing upon the ability of MetLife to meet its obligations under the net worth maintenance agreement.

                                    SAI-11

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Financial Statements

for the Years Ended December 31, 2009, 2008 and 2007 and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New England Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (an indirect wholly owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 19, 2010

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                               2009      2008
                                                             -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at
     estimated fair value (amortized cost: $1,194 and $975,
     respectively).........................................  $ 1,233   $   921
  Mortgage loans, net......................................       82        52
  Policy loans.............................................      397       405
  Other limited partnership interests......................        1        --
  Short-term investments...................................       59       186
  Other invested assets....................................       39        40
                                                             -------   -------
     Total investments.....................................    1,811     1,604
Cash.......................................................       10        10
Accrued investment income..................................       24        21
Premiums and other receivables.............................      459       688
Deferred policy acquisition costs..........................    1,184     1,212
Current income tax recoverable.............................        8        31
Other assets...............................................       49        47
Separate account assets....................................    8,805     7,136
                                                             -------   -------
     Total assets..........................................  $12,350   $10,749
                                                             =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits...................................  $   647   $   658
  Policyholder account balances............................      969     1,096
  Other policyholder funds.................................      413       406
  Policyholder dividends payable...........................        3         4
  Long-term debt -- affiliated.............................       25        25
  Deferred income tax liability............................       91       111
  Other liabilities........................................      260       223
  Separate account liabilities.............................    8,805     7,136
                                                             -------   -------
     Total liabilities.....................................   11,213     9,659
                                                             -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 11)

STOCKHOLDER'S EQUITY:
Common stock, par value $125 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding.........        3         3
Additional paid-in capital.................................      458       458
Retained earnings..........................................      674       683
Accumulated other comprehensive income (loss)..............        2       (54)
                                                             -------   -------
     Total stockholder's equity............................    1,137     1,090
                                                             -------   -------
     Total liabilities and stockholder's equity............  $12,350   $10,749
                                                             =======   =======




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                              2009    2008    2007
                                                             -----   ------   ----
REVENUES
Premiums...................................................  $  66   $   73   $ 80
Universal life and investment-type product policy fees.....    375      553    546
Net investment income......................................     90       77     71
Other revenues.............................................    101      122    121
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities............................................     (1)      (3)    --
  Other net investment gains (losses), net.................   (130)     198      7
                                                             -----   ------   ----
     Total net investment gains (losses)...................   (131)     195      7
                                                             -----   ------   ----
       Total revenues......................................    501    1,020    825
                                                             -----   ------   ----
EXPENSES
Policyholder benefits and claims...........................    113      170    142
Interest credited to policyholder account balances.........     33       28     30
Policyholder dividends.....................................      5        5      8
Other expenses.............................................    376      608    507
                                                             -----   ------   ----
       Total expenses......................................    527      811    687
                                                             -----   ------   ----
Income (loss) before provision for income tax..............    (26)     209    138
Provision for income tax expense (benefit).................    (36)      59     27
                                                             -----   ------   ----
Net income.................................................  $  10   $  150   $111
                                                             =====   ======   ====




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                                  ACCUMULATED OTHER
                                                                COMPREHENSIVE INCOME
                                                                       (LOSS)              TOTAL NEW
                                                             --------------------------   ENGLAND LIFE
                                                                   NET         DEFINED     INSURANCE
                                       ADDITIONAL              UNREALIZED      BENEFIT     COMPANY'S
                               COMMON    PAID-IN   RETAINED    INVESTMENT       PLANS    STOCKHOLDER'S  NONCONTROLLING   TOTAL
                                STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENT      EQUITY        INTERESTS    EQUITY
                               ------  ----------  --------  --------------  ----------  -------------  --------------  ------
Balance at December 31,
  2006.......................    $3       $458       $503         $ --          $(10)        $  954           $ 7       $  961
Cumulative effect of a change
  in accounting principle,
  net of income tax (Note
  1).........................                          13                                        13                         13
                                 --       ----       ----         ----          ----         ------           ---       ------
Balance at January 1, 2007...     3        458        516           --           (10)           967             7          974
Change in equity of
  noncontrolling interests...                                                                                  (7)          (7)
Comprehensive income:
  Net income.................                         111                                       111                        111
  Other comprehensive income
     (loss):
     Unrealized investment
       gains (losses), net of
       related offsets and
       income tax............                                        1                            1                          1
                                                                                             ------           ---       ------
  Comprehensive income.......                                                                   112            --          112
                                 --       ----       ----         ----          ----         ------           ---       ------
Balance at December 31,
  2007.......................     3        458        627            1           (10)         1,079            --        1,079
Dividend on common stock.....                         (94)                                      (94)                       (94)
Comprehensive income:
  Net income.................                         150                                       150                        150
  Other comprehensive income
     (loss):
     Unrealized investment
       gains (losses), net of
       related offsets and
       income tax............                                      (43)                         (43)                       (43)
     Defined benefit plans
       adjustment, net of
       income tax............                                                     (2)            (2)                        (2)
                                                                                             ------           ---       ------
     Other comprehensive
       income (loss).........                                                                   (45)           --          (45)
                                                                                             ------           ---       ------
  Comprehensive income.......                                                                   105            --          105
                                 --       ----       ----         ----          ----         ------           ---       ------
Balance at December 31,
  2008.......................     3        458        683          (42)          (12)         1,090            --        1,090
Dividend on common stock.....                         (19)                                      (19)                       (19)
Comprehensive income:
  Net income.................                          10                                        10                         10
  Other comprehensive income
     (loss):
     Unrealized investment
       gains (losses), net of
       related offsets and
       income tax............                                       60                           60                         60
     Defined benefit plans
       adjustment, net of
       income tax............                                                     (4)            (4)                        (4)
                                                                                             ------           ---       ------
     Other comprehensive
       income (loss).........                                                                    56            --           56
                                                                                             ------           ---       ------
  Comprehensive income.......                                                                    66            --           66
                                 --       ----       ----         ----          ----         ------           ---       ------
Balance at December 31,
  2009.......................    $3       $458       $674         $ 18          $(16)        $1,137           $--       $1,137
                                 ==       ====       ====         ====          ====         ======           ===       ======




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)


                                                              2009    2008      2007
                                                             -----   ------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income.................................................  $  10   $  150   $   111
Adjustments to reconcile net income to net cash used in
  operating activities:
     Depreciation and amortization expenses................      4        3         3
     Amortization of premiums and accretion of discounts
       associated with investments, net....................     (2)      (1)       (1)
     (Gains) losses from sales of investments, net.........    131     (195)       (7)
     Interest credited to policyholder account balances....     33       28        30
     Universal life and investment-type product policy
       fees................................................   (375)    (553)     (546)
     Change in premiums and other receivables..............     14      (78)        7
     Change in deferred policy acquisition costs, net......     21      141       (40)
     Change in insurance-related liabilities...............      5       66        52
     Change in income tax receivable (payable).............    (31)      48        (7)
     Change in other assets................................     85      106       108
     Change in other liabilities...........................     81      224       206
     Other, net............................................     (3)      (2)        1
                                                             -----   ------   -------
Net cash used in operating activities......................    (27)     (63)      (83)
                                                             -----   ------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities.............................    241      268       283
     Mortgage loans........................................      3       --        --
     Other limited partnership interests...................     --       --         3
  Purchases of:
     Fixed maturity securities.............................   (456)    (437)     (219)
     Mortgage loans........................................    (33)     (51)       --
     Other limited partnership interests...................     (1)      --        --
  Net change in short-term investments.....................    125      (63)       18
  Payment to participating common stock shareholders upon
     dissolution of subsidiary (Note 2)....................     --       --       (16)
  Net change in other invested assets......................    (10)      (7)       --
  Net change in policy loans...............................      8        6       (54)
  Other, net...............................................     (1)      (1)       (1)
                                                             -----   ------   -------
Net cash (used in) provided by investing activities........   (124)    (285)       14
                                                             -----   ------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..............................................    846    1,137     1,771
     Withdrawals...........................................   (676)    (736)   (1,663)
  Dividend on common stock.................................    (19)     (94)       --
                                                             -----   ------   -------
Net cash provided by financing activities..................    151      307       108
                                                             -----   ------   -------
Change in cash.............................................     --      (41)       39
Cash, beginning of year....................................     10       51        12
                                                             -----   ------   -------
CASH, END OF YEAR..........................................  $  10   $   10   $    51
                                                             =====   ======   =======
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Income tax............................................  $  (9)  $   10   $    22
                                                             =====   ======   =======
  Non-cash transactions during the year:
     Issuance of secured demand note collateral agreement..  $  --   $   25   $    --
                                                             =====   ======   =======




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     New England Life Insurance Company ("NELICO") and its subsidiaries (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company, which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company.

     The Company principally provides life insurance and annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, pension products, as well as group life, medical and disability coverage. The Company is licensed to conduct business in 50 states and the District of Columbia.

     NELICO owns 100% of the outstanding common stock of New England Securities Corporation ("NES").

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries. Intercompany accounts and transactions have been eliminated.

     See Note 2 for discussion concerning the dispositions of certain subsidiaries.

     The Company adopted revised guidance on the accounting for noncontrolling interests in the consolidated financial statements, effective January 1, 2009, which requires retrospective reclassification for all periods presented of noncontrolling interests (formerly called minority interests) to the equity section of the balance sheet and change in presentation of net income (loss) in the consolidated cash flows to include the portion of net income (loss) attributable to noncontrolling interests with a corresponding reduction in other operating activities. These consolidated financial statements present retrospective changes required under this revised guidance for the periods prior to the adoption as of January 1, 2009. For the impact for the years ended December 31, 2008 and 2007 refer to "Adoption of New Accounting
Pronouncements -- Business Combinations and Noncontrolling Interests."

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2009 presentation.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

     In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB Accounting Standards Codification ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification changed the referencing and organization of accounting guidance without modification of existing GAAP. Since it did not modify existing GAAP, Codification did not have any impact on the Company's financial condition or results of

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES operations. On the effective date of Codification, substantially all existing non-SEC accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying consolidated financial statements.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

       Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

       Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

       Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value on a nonrecurring basis.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Investments

     The accounting policies for each of the Company's investments are as follows:

          Fixed Maturity Securities. The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. This interest income is recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed securities are estimated by management using inputs obtained from third-party specialists, including broker-dealers and based on management's knowledge of the current market. For credit-sensitive mortgage-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed securities, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity securities for impairments. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:(i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or amortized cost

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES recovers; (vii) unfavorable changes in forecasted cash flows on mortgage-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted new guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "Adoption of New Accounting Pronouncements -- Financial Instruments." The new guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded as other comprehensive income (loss).

          Prior to the adoption of the new OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost basis. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, which are classified as fixed maturity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          Upon adoption of the new OTTI guidance, the Company's methodology and significant inputs used to determine the amount of the credit loss are as follows:

               (i) The Company calculates the recovery value of fixed maturity securities by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

               (ii) When determining the collectability and the period over which the fixed maturity security is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

               (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS"). These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

               (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates and the overall macroeconomic conditions.

          The cost or amortized cost of fixed maturity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          Mortgage Loans. Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, loan specific valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. The Company also establishes allowances for loan losses for pools of loans with similar characteristics, such as mortgage loans based on similar property types, similar loan-to-value, or similar debt service coverage ratio factors when, based on past experience, it is probable that a credit event has occurred and the amount of the loss can be reasonably estimated. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to accrue for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded in accordance with the loan agreement as a reduction of principal and/or as interest income. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in other limited partnership interests consisting of leveraged buy-out funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has significant influence or more than 20% interest. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations. The Company reports the distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also includes an investment in an affiliated money market pool.

          Other Invested Assets. Other invested assets consist principally of a loan to an affiliate and tax credit partnerships.

          Loans to affiliates consists of a loan to the Company's affiliate, which is regulated, to meet their capital requirements. The loan is carried at amortized cost.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

          The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

          The recognition of income on certain investments (e.g., loan-backed securities, including mortgage-backed securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting rules for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The primary beneficiary is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

          When assessing the expected losses to determine the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as hybrid securities, joint ventures, limited partnerships and limited liability companies, the Company takes into consideration the design of the VIE and generally uses a

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual and implied rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements. The Company did not consolidate any of its VIEs at December 31, 2009 and 2008.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, to manage risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact in the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets. The Company had no fair value hedges during the years ended December 31, 2009, 2008 and 2007.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheets at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheets at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was less than $1 million at both December 31, 2009 and 2008. Accumulated depreciation and amortization of property, equipment and leasehold improvements was less than $1 million at both December 31, 2009 and 2008. Related depreciation and amortization expense was less than $1 million for the years ended December 31, 2009 and 2008. For the year ended December 31, 2007, related depreciation and amortization expense was $1 million.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $38 million and $35 million at December 31, 2009 and 2008, respectively. Accumulated amortization of capitalized software was $35 million and $33 million at December 31, 2009 and 2008, respectively. Related amortization expense was $2 million for the year ended December 31, 2009. For the years ended December 31, 2008 and 2007, related amortization expense was $1 million.

  Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions and agency and policy issuance expenses. The recovery of DAC is dependent upon the future profitability of the related business.

     DAC on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC related to non-participating and non-dividend-paying traditional contracts (term insurance and non-medical health insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

     The Company amortizes DAC related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

     The Company amortizes DAC related to fixed and variable universal life contracts and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%) and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 6%.

     Participating business represented approximately 2% and 2% of the Company's life insurance in-force and 9% and 10% of the number of life insurance policies in-force, at December 31, 2009 and 2008, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Participating policies represented approximately 41% and 61%, 40% and 58%, and 42% and 59%, of gross and net life insurance premiums for the years ended December 31, 2009, 2008 and 2007, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 5% to 7%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC and are thus

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The fair values for these embedded derivatives are then estimated based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives includes an adjustment for the Company's own credit and risk margins for non capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraphs to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes to an affiliated reinsurance company certain directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and
(ii) credited interest, ranging from 1% to 9% less expenses, mortality charges and withdrawals.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Policyholder Dividends

     Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

  Income Taxes

     NELICO joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii) future reversals of existing taxable temporary differences;

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          (iii) taxable income in prior carryback years; and

          (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 10) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received) and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. At December 31, 2008, virtually all the obligations were calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The expected postretirement plan benefit obligations ("EPBO") represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligation ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include mutual funds, hedge funds and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted new OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity securities.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of less than $1 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of less than $1 million, net of deferred income taxes of less than $1 million, resulting in the net cumulative effect adjustment of less than $1 million. The entire increase in the amortized cost basis of fixed maturity securities was in the U.S. corporate securities sector.

     The adoption of the OTTI guidance had no impact on the Company's pre-tax earnings for the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

     The following new pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted new guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted new guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

     - Effective January 1, 2008, the Company adopted new guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This new guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this new guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective January 1, 2009, the Company adopted prospectively new guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2008, the Company adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $7 million ($5 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of income where it was presented in the respective statement of income caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. The Company provided all of the material disclosures in Note 5.

     In February 2007, the FASB issued guidance related to the fair value option for financial assets and financial liabilities. This guidance permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective April 1, 2009, the Company adopted new guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements. This adoption did not have any other material impact on the Company's consolidated financial statements.

     The following new pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - Effective September 30, 2008, the Company adopted new guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective December 31, 2009, the Company adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted new guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2009, the Company adopted new guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively new guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted new guidance relating to disclosures by public entities about transfers of financial assets and interests in VIEs. This guidance requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in VIEs. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest in the VIE or is its sponsor. The Company provided all of the material disclosures in its consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective January 1, 2007, the Company adopted new guidance on income taxes. This guidance clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. It requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. As a result of the implementation, the Company recognized a $10 million decrease in the liability for unrecognized tax benefits and a $3 million decrease in the interest liability for unrecognized tax benefits. The corresponding increase to the January 1, 2007 balance of retained earnings was $13 million.

     The following new pronouncement had no impact on the Company's consolidated financial statements:

     Effective January 1, 2007, the Company adopted new guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in guidance relating to accounting and reporting by insurance enterprises for long-duration contracts and for realized gains and losses from the sale of investments. As a result of the adoption of the new guidance, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In January 2010, the FASB issued new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3 (Accounting Standards Update ("ASU") 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements). In addition, this guidance provides clarification of existing disclosure requirements about (a) level of disaggregation and (b) inputs and valuation techniques. The update is effective for the first quarter of 2010. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

     In June 2009, the FASB issued additional guidance related to financial instrument transfers (ASU 2009-16, Transfers and Servicing (Topic 860):
Accounting for Transfers of Financial Assets) and evaluation of VIEs for consolidation (ASU 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities). The guidance is effective for the first quarter of 2010:

     - The financial instrument transfer guidance eliminates the concept of a "QSPE," eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also requires additional disclosures about transfers of financial assets, including securitized transactions, as well as a company's continuing involvement in transferred financial assets. The Company does not expect the adoption of the new guidance to have a material impact on the Company's consolidated financial statements.

     - The consolidation guidance relating to VIEs changes the determination of the primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. The guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements. Subsequently, this guidance was indefinitely deferred for an interest in an entity that has the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies (ASU 2010-10, Consolidation (Topic 810): Amendments to Statement 167 for Certain Investment Funds). The Company does not expect the adoption of the new guidance to have a material impact on the Company's consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  DISPOSITIONS

     On April 24, 2009, the Company sold MetLife Advisors, LLC ("Advisors") to MetLife Investors Group, Inc. ("MLIG"). The Company received consideration of $145 thousand, which represented the Company's investment in Advisors. Total assets and total liabilities of Advisors were both $5 million at December 31, 2008. Total revenues of Advisors included in the Company's consolidated revenues were less than $1 million for each of the years ended December 31, 2009, 2008 and 2007.

     On October 31, 2006, the board of directors of Omega approved the adoption of a restructuring plan (the "Restructuring Plan"). On November 20, 2006, the board of directors of NELICO, as Omega's sole voting shareholder, and Omega's participating common stock ("PCS") shareholders, also approved the Restructuring Plan. Under the Restructuring Plan: (i) all reinsurance arrangements were terminated effective December 31, 2006; (ii) all outstanding shares of PCS were redeemed effective December 31, 2006; and (iii) payments totaling $16 million were made on June 29, 2007 to the PCS shareholders. Payments consisted of former shareholders' outstanding redemption payment balance plus an additional 40 percent of such balance. In connection with the Restructuring Plan, Omega was dissolved in October 2007 and its remaining assets and liabilities were assumed by NELICO. Total revenues of Omega included in the Company's consolidated revenues were less than $1 million for the year ended December 31, 2007.

3.  INVESTMENTS

  FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below at December 31, 2009 include the noncredit loss component of OTTI loss:

                                                            DECEMBER 31, 2009
                                        --------------------------------------------------------
                                                        GROSS UNREALIZED
                                         COST OR    -----------------------
                                        AMORTIZED          TEMPORARY   OTTI    ESTIMATED    % OF
                                           COST     GAIN      LOSS     LOSS   FAIR VALUE   TOTAL
                                        ---------   ----   ---------   ----   ----------   -----
                                                              (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.............    $  531     $33      $ 4       $--     $  560      45.4%
Foreign corporate securities..........       260      12        8        --        264      21.4
RMBS..................................       184      10       --        --        194      15.8
U.S. Treasury and agency securities...       149       2        9        --        142      11.5
CMBS..................................        40       1       --        --         41       3.3
State and political subdivision
  securities..........................        29       2       --        --         31       2.5
Foreign government securities.........         1      --       --        --          1       0.1
                                          ------     ---      ---       ---     ------     -----
  Total fixed maturity securities (1),
     (2)..............................    $1,194     $60      $21       $--     $1,233     100.0%
                                          ======     ===      ===       ===     ======     =====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              DECEMBER 31, 2008
                                              ------------------------------------------------
                                                               GROSS
                                               COST OR       UNREALIZED
                                              AMORTIZED   ---------------    ESTIMATED    % OF
                                                 COST     GAIN       LOSS   FAIR VALUE   TOTAL
                                              ---------   ----       ----   ----------   -----
                                                                (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................     $465      $10        $40      $435       47.2%
Foreign corporate securities................      195        1         33       163       17.7
RMBS........................................      212        7          2       217       23.6
U.S. Treasury and agency securities.........       44        8         --        52        5.7
CMBS........................................       41       --          3        38        4.1
State and political subdivision securities..        6       --          1         5        0.5
Foreign government securities...............       12       --          1        11        1.2
                                                 ----      ---        ---      ----      -----
  Total fixed maturity securities (1), (2)..     $975      $26        $80      $921      100.0%
                                                 ====      ===        ===      ====      =====



--------

   (1) At time of acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature, as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities held by the Company and included within fixed maturity securities (within foreign corporate securities) at December 31, 2009 and 2008 had an estimated fair value of $30 million and $22 million, respectively.

   (2) The Company held $5 million and $4 million at estimated fair value of redeemable preferred stock which have stated maturity dates at December 31, 2009 and 2008, respectively. These securities, commonly referred to as "capital securities," are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are included in the U.S. corporate securities sector within fixed maturity securities.

     The Company held foreign currency derivatives with notional amounts of $10 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at both December 31, 2009 and 2008.

     Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $36 million and $30 million at December 31, 2009 and 2008, respectively. These securities had net unrealized losses of $2 million and $9 million at December 31, 2009 and 2008, respectively.

     Non-Income Producing Fixed Maturity Securities. Non-Income producing fixed maturity securities at estimated fair value were $2 million at December 31, 2009 and 2008. There was less than $1 million net unrealized losses associated with non-income producing fixed maturity securities at December 31, 2009. There was no net unrealized gains (losses) associated with non-income producing fixed maturity securities at December 31, 2008.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government and certain U.S. government agencies. The Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $142 million and $52 million at December 31, 2009 and 2008, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 2% of total investments. The tables below present the major industry types that comprise the corporate fixed maturity securities holdings, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2009                 2008
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Corporate fixed maturity securities -- by
  industry type:
Foreign (1).................................     $264       32.0%     $163       27.3%
Utility.....................................      158       19.2       145       24.2
Industrial..................................      144       17.5        91       15.2
Consumer....................................      135       16.4        92       15.4
Finance.....................................       83       10.1        82       13.7
Communications..............................       40        4.8        25        4.2
                                                 ----      -----      ----      -----
  Total.....................................     $824      100.0%     $598      100.0%
                                                 ====      =====      ====      =====



--------

   (1) Includes U.S. Dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity security investments.

                                                             DECEMBER 31,
                                         ---------------------------------------------------
                                                   2009                       2008
                                         ------------------------   ------------------------
                                          ESTIMATED    % OF TOTAL    ESTIMATED    % OF TOTAL
                                         FAIR VALUE   INVESTMENTS   FAIR VALUE   INVESTMENTS
                                         ----------   -----------   ----------   -----------
                                                            (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer..     $ 27           1.5%        $ 25           1.6%
  Holdings in ten issuers with the
     largest exposures.................     $183          10.1%        $164          10.3%

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated National Association of Insurance Commissioners ("NAIC") 1 at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2009                 2008
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
By security type:
  Pass-through securities...................     $126       64.9%     $131       60.4%
  Collateralized mortgage obligations.......       68       35.1        86       39.6
                                                 ----      -----      ----      -----
     Total RMBS.............................     $194      100.0%     $217      100.0%
                                                 ====      =====      ====      =====
By risk profile:
  Agency....................................     $194      100.0%     $197       90.8%
  Prime.....................................       --         --        14        6.4
  Alternative residential mortgage loans....       --         --         6        2.8
                                                 ----      -----      ----      -----
     Total RMBS.............................     $194      100.0%     $217      100.0%
                                                 ====      =====      ====      =====
Portion rated Aaa/AAA (1)...................     $194      100.0%     $217      100.0%
                                                 ====      =====      ====      =====
Portion rated NAIC (1), (2).................     $194      100.0%     $217      100.0%
                                                 ====      =====      ====      =====



--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC.

     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles.

     At December 31, 2009, the Company had no exposure to Alt-A RMBS. At December 31, 2008, the Company's Alt-A RMBS exposure at estimated fair value was $6 million, with an unrealized loss of $1 million, all were rated Aa/AA or better by Moody's Investors Service ("Moody's"), S&P Rating Services, or Fitch Ratings ("Fitch") and 100% were in the 2005 and prior vintage years. Vintage years refer to the year of origination and not to the year of purchase.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $41 million and $38 million at estimated fair value at December 31, 2009 and 2008, respectively. The Company had no exposure to CMBS index securities and no exposure to holdings of commercial real estate collateralized debt obligations securities at December 31, 2009 and 2008.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the Company's holdings of CMBS by vintage year at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2009                 2008
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
VINTAGE YEAR:
2003 & Prior................................      $41      100.0%      $38      100.0%
2004 through 2009...........................       --         --        --         --
                                                  ---      -----       ---      -----
Total.......................................      $41      100.0%      $38      100.0%
                                                  ===      =====       ===      =====




                                                            DECEMBER 31,
                                                  -------------------------------
                                                       2009             2008
                                                  --------------   --------------
                                                            % OF             % OF
                                                  AMOUNT   TOTAL   AMOUNT   TOTAL
                                                  ------   -----   ------   -----
                                                           (IN MILLIONS)
Net unrealized gain (loss)......................    $1               $(3)
Rated Aaa/AAA...................................            100%             100%


     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2009                     2008
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................    $   15      $   15        $ 28        $ 25
Due after one year through five years...       354         381         330         323
Due after five years through ten years..       402         410         227         206
Due after ten years.....................       199         192         137         112
                                            ------      ------        ----        ----
  Subtotal..............................       970         998         722         666
RMBS and CMBS...........................       224         235         253         255
                                            ------      ------        ----        ----
  Total fixed maturity securities.......    $1,194      $1,233        $975        $921
                                            ======      ======        ====        ====



     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS and CMBS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted new OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined.

     With respect to fixed maturity securities, the Company considers, amongst other impairment criteria, whether it has the intent to sell a particular impaired fixed maturity security. The Company's intent to sell a particular

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES impaired fixed maturity security considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. In certain circumstances, the Company may determine that it does not intend to sell a particular security but that it is more likely than not that it will be required to sell that security before recovery of the decline in estimated fair value below amortized cost. In such instances, the fixed maturity security will be deemed other-than-temporarily impaired in the period during which it was determined more likely than not that the security will be required to be sold and an OTTI loss will be recorded in earnings. If the Company does not have the intent to sell (i.e., has not made the decision to sell) and it does not believe that it is more likely than not that it will be required to sell the security before recovery of its amortized cost, an impairment assessment is made, as described in Note 1. Prior to April 1, 2009, the Company's assessment of OTTI for fixed maturity securities included consideration of its intent and ability to hold a particular fixed maturity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost.

     With respect to perpetual hybrid securities, which are classified as fixed maturity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows at:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2009      2008      2007
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Fixed maturity securities that were temporarily
  impaired...........................................  $ 39      $(54)      $ 7
Derivatives..........................................    (2)       (2)       (2)
Short-term investments...............................    (3)      (11)       --
Other................................................    --        --        (1)
                                                       ----      ----       ---
  Subtotal...........................................    34       (67)        4
                                                       ----      ----       ---
Amounts allocated from DAC...........................    (5)        2        (2)
Deferred income tax benefit (expense)................   (11)       23        (1)
                                                       ----      ----       ---
  Subtotal...........................................   (16)       25        (3)
                                                       ----      ----       ---
Net unrealized investment gains (losses).............  $ 18      $(42)      $ 1
                                                       ====      ====       ===



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive loss was less than $1 million at December 31, 2009.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2009      2008      2007
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Balance, beginning of period.........................  $(42)     $  1       $--
Unrealized investment gains (losses) during the
  year...............................................   101       (71)        2
Unrealized investment gains (losses) relating to:
  DAC................................................    (7)        4        --
  Deferred income tax benefit (expense)..............   (34)       24        (1)
                                                       ----      ----       ---
Balance, end of period...............................  $ 18      $(42)      $ 1
                                                       ====      ====       ===
Change in net unrealized investment gains (losses)...  $ 60      $(43)      $ 1
                                                       ====      ====       ===



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below at December 31, 2009 include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive loss are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                  DECEMBER 31, 2009
                                     ---------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                                                         THAN
                                       LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     -----------------------   -----------------------   -----------------------
                                                     GROSS                     GROSS                     GROSS
                                      ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                     FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $ 55          $ 1          $34          $ 3         $ 89          $ 4
Foreign corporate securities.......       35            2           43            6           78            8
RMBS...............................       --           --           --           --           --           --
U.S. Treasury and agency
  securities.......................      116            9           --           --          116            9
CMBS...............................       --           --           --           --           --           --
State and political subdivision
  securities.......................       --           --           --           --           --           --
Foreign government securities......       --           --           --           --           --           --
                                        ----          ---          ---          ---         ----          ---
  Total fixed maturity securities..     $206          $12          $77          $ 9         $283          $21
                                        ====          ===          ===          ===         ====          ===
Total number of securities in an
  unrealized loss position.........       26                        36
                                        ====                       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                  DECEMBER 31, 2008
                                     ---------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                       LESS THAN 12 MONTHS          THAN 12 MONTHS                TOTAL
                                     -----------------------   -----------------------   -----------------------
                                                     GROSS                     GROSS                     GROSS
                                      ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                     FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $248          $19         $ 76          $21         $324          $40
Foreign corporate securities.......       72           11           51           22          123           33
RMBS...............................       23            2           --           --           23            2
U.S. Treasury and agency
  securities.......................       --           --           --           --           --           --
CMBS...............................       37            3           --           --           37            3
State and political subdivision
  securities.......................        5            1           --           --            5            1
Foreign government securities......       10            1           --           --           10            1
                                        ----          ---         ----          ---         ----          ---
  Total fixed maturity securities..     $395          $37         $127          $43         $522          $80
                                        ====          ===         ====          ===         ====          ===
Total number of securities in an
  unrealized loss position.........      124                        59
                                        ====                      ====



  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, gross unrealized loss as a percentage of cost or amortized cost and number of securities for fixed maturity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                               DECEMBER 31, 2009
                                                      -------------------------------------------------------------------
                                                        COST OR AMORTIZED                                  NUMBER OF
                                                               COST           GROSS UNREALIZED LOSS        SECURITIES
                                                      ---------------------   ---------------------   -------------------
                                                      LESS THAN      20% OR   LESS THAN      20% OR   LESS THAN    20% OR
                                                         20%          MORE       20%          MORE       20%        MORE
                                                      ---------      ------   ---------      ------   ---------    ------
                                                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months................................     $139          $ 3       $ 3           $ 1        21          3
Six months or greater but less than nine months.....       62           --         6            --         3         --
Nine months or greater but less than twelve months..       17           --         3            --         2         --
Twelve months or greater............................       80            3         7             1        31          2
                                                         ----          ---       ---           ---
  Total.............................................     $298          $ 6       $19           $ 2
                                                         ====          ===       ===           ===
Percentage of cost or amortized cost................                               6%           33%
                                                                                 ===           ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                               DECEMBER 31, 2008
                                                      -------------------------------------------------------------------
                                                        COST OR AMORTIZED                                  NUMBER OF
                                                               COST           GROSS UNREALIZED LOSS        SECURITIES
                                                      ---------------------   ---------------------   -------------------
                                                      LESS THAN      20% OR   LESS THAN      20% OR   LESS THAN    20% OR
                                                         20%          MORE       20%          MORE       20%        MORE
                                                      ---------      ------   ---------      ------   ---------    ------
                                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months................................     $249         $110       $13           $42        67         45
Six months or greater but less than nine months.....      107            2         9             1        29          1
Nine months or greater but less than twelve months..       43            3         4             1        15          1
Twelve months or greater............................       88           --        10            --        28         --
                                                         ----         ----       ---           ---
  Total.............................................     $487         $115       $36           $44
                                                         ====         ====       ===           ===
Percentage of cost or amortized cost................                               7%           38%
                                                                                 ===           ===



  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, of $21 million and $80 million at December 31, 2009 and 2008, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                 DECEMBER 31,
                                                               ---------------
                                                                2009     2008
                                                               ------   ------
SECTOR:
  U.S. Treasury and agency securities........................     43%      --%
  Foreign corporate securities...............................     38       41
  U.S. corporate securities..................................     19       50
  CMBS.......................................................     --        4
  RMBS.......................................................     --        3
  Other......................................................     --        2
                                                                 ---      ---
       Total.................................................    100%     100%
                                                                 ===      ===
INDUSTRY:
  U.S. Treasury and agency securities........................     43%      --%
  Finance....................................................     39       48
  Consumer...................................................     12       15
  Utility....................................................      5       18
  Mortgage-backed............................................     --        7
  Industrial.................................................     --        3
  Other......................................................      1        9
                                                                 ---      ---
       Total.................................................    100%     100%
                                                                 ===      ===



  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The Company did not hold any fixed maturity securities with a gross unrealized loss of greater than $10 million at December 31, 2009 or 2008.

     Based upon the Company's current evaluation of securities in an unrealized loss position in accordance with its impairment policy, the cause of the improvement in gross unrealized losses for the year ended December 31, 2009 being primarily attributable to improving market conditions, including narrowing of credit spreads reflecting an improvement in liquidity, and the Company's current intentions and assessments (as applicable to the type of

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected.

     Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional other-than-temporary impairments may be incurred in upcoming periods.

  NET INVESTMENT GAINS (LOSSES)

     As described more fully in Note 1, effective April 1, 2009, the Company adopted new guidance on the recognition and presentation of OTTI that amends the methodology to determine for fixed maturity securities whether an OTTI exists and for certain fixed maturity securities, changes how OTTI losses that are charged to earnings are measured.

     The components of net investment gains (losses) are as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                        ----------------------------
                                                         2009       2008       2007
                                                        ------     ------     ------
                                                                (IN MILLIONS)
Total losses on fixed maturity securities:
Total OTTI losses recognized..........................   $  (1)     $ (3)       $--
  Less: Noncredit portion of OTTI losses transferred
     to and recognized in other comprehensive loss....      --        --         --
                                                         -----      ----        ---
     Net OTTI losses on fixed maturity securities
       recognized in earnings.........................      (1)       (3)        --
     Fixed maturity securities -- net gains (losses)
       on sales and disposals.........................       1        (4)        (2)
                                                         -----      ----        ---
       Total losses on fixed maturity securities......      --        (7)        (2)
                                                         -----      ----        ---
Other net investment gains (losses):
Freestanding derivatives..............................      (1)        1         (1)
Embedded derivatives..................................    (130)      200          9
Other.................................................      --         1          1
                                                         -----      ----        ---
       Total net investment gains (losses)............   $(131)     $195        $ 7
                                                         =====      ====        ===



     See Note 8 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                      2009      2008      2007
                                                      ----      ----      ----
                                                            (IN MILLIONS)
Proceeds............................................  $166      $212      $229
                                                      ====      ====      ====
Gross investment gains..............................  $  4      $  1      $  1
                                                      ----      ----      ----
Gross investment losses.............................    (3)       (5)       (3)
                                                      ----      ----      ----
Total OTTI losses recognized in earnings:
  Credit-related....................................    --        (3)       --
  Other (1).........................................    (1)       --        --
                                                      ----      ----      ----
     Total OTTI losses recognized in earnings.......    (1)       (3)       --
                                                      ----      ----      ----
Net investment gains (losses).......................  $ --      $ (7)     $ (2)
                                                      ====      ====      ====



--------

   (1) Other OTTI losses recognized in earnings include impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

     The Company periodically disposes of fixed maturity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in estimated fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions, or the Company's need to shift the portfolio to maintain its portfolio management objectives. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Fixed maturity security OTTI losses recognized in earnings relate to the following sectors and industries:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2009      2008      2007
                                                        ----      ----      ----
                                                              (IN MILLIONS)
U.S. and foreign corporate securities:
Finance...............................................   $ 1       $--       $--
Consumer..............................................    --         3        --
                                                         ---       ---       ---
  Total...............................................   $ 1       $ 3       $--
                                                         ===       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE LOSS

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at December 31, 2009 for which a portion of the OTTI loss was recognized in other comprehensive loss:

                                                                YEAR ENDED
                                                            DECEMBER 31, 2009
                                                            -----------------
                                                              (IN MILLIONS)
Balance, beginning of period..............................         $--
Credit loss component of OTTI loss not reclassified to
  other comprehensive loss in the cumulative effect
  transition adjustment...................................           3
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired...................          --
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired.......................          --
Reductions:
  Due to sales (or maturities, pay downs or prepayments)
     during the period of securities previously credit
     loss OTTI impaired...................................          --
                                                                   ---
Balance, end of period....................................         $ 3
                                                                   ===



  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2009      2008      2007
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Fixed maturity securities.............................   $64       $49       $48
Mortgage loans........................................     5        --        --
Policy loans..........................................    22        23        21
Other limited partnership interests...................    --         3        (1)
Cash and short-term investments.......................    --         3         5
Other.................................................     1        --         1
                                                         ---       ---       ---
  Total investment income.............................    92        78        74
Less: Investment expenses.............................     2         1         3
                                                         ---       ---       ---
  Net investment income...............................   $90       $77       $71
                                                         ===       ===       ===



     Affiliated investment expenses, included in the table above, were $1 million for each of the years ended December 31, 2009, 2008 and 2007. See
"-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

  INVESTED ASSETS ON DEPOSIT

     The Company had invested assets on deposit with regulatory agencies with an estimated fair value of $3 million and $4 million at December 31, 2009 and 2008, respectively, consisting primarily of fixed maturity securities.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  MORTGAGE LOANS

     Mortgage loans, net of valuation allowances, are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2009               2008
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
                                                           (IN MILLIONS)
Mortgage loans:
Commercial mortgage loans.....................     $20      24.4%     $21      40.4%
Agricultural mortgage loans...................      62      75.6       31      59.6
                                                   ---     -----      ---     -----
  Total mortgage loans........................     $82     100.0%     $52     100.0%
                                                   ===     =====      ===     =====



     Mortgage loans are collateralized by properties located in the United States. At December 31, 2009, 39%, 24% and 24% of the value of the Company's mortgage loans were located in California, Oregon and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     For the year ended December 31, 2009, valuation allowances were less than $1 million for mortgage loans. There were no valuation allowances on mortgage loans for the years ended December 31, 2008 and 2007.

     The Company had no impaired mortgage loans held-for-investment, no restructured loans, no loans 90 days or more past due and no loans in foreclosure at both December 31, 2009 and 2008.

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $1 million at December 31, 2009 and less than $1 million at December 31, 2008. There were no impairments of other limited partnership interests for the years ended December 31, 2009, 2008 and 2007.

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2009               2008
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
                                                           (IN MILLIONS)
Loans to affiliates...........................     $25      64.1%     $25      62.5%
Tax credit partnerships.......................      13      33.3       14      35.0
Other.........................................       1       2.6        1       2.5
                                                   ---     -----      ---     -----
  Total.......................................     $39     100.0%     $40     100.0%
                                                   ===     =====      ===     =====



     Loans to affiliates consists of a loan to the Company's affiliate, which is regulated, to meet their capital requirements. The loan is carried at amortized cost. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are accounted for under the equity method.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  VARIABLE INTEREST ENTITIES

     The Company invests in certain entities that are VIEs, as a passive investor holding a limited partnership interest, or as a sponsor or debt holder. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2009 and 2008:

                                                             DECEMBER 31,
                                         ---------------------------------------------------
                                                   2009                       2008
                                         ------------------------   ------------------------
                                                        MAXIMUM                    MAXIMUM
                                          CARRYING      EXPOSURE     CARRYING      EXPOSURE
                                         AMOUNT (1)   TO LOSS (1)   AMOUNT (1)   TO LOSS (1)
                                         ----------   -----------   ----------   -----------
                                                            (IN MILLIONS)
Fixed maturity securities available-
  for-sale:
Foreign corporate securities...........      $16          $16           $ 5          $ 5
  Other invested assets................       13           13            14           14
                                             ---          ---           ---          ---
Total..................................      $29          $29           $19          $19
                                             ===          ===           ===          ===



--------

   (1) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2009 and 2008, the Company held $45 million and $171 million, respectively, of its total invested assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was less than $1 million, $3 million and $5 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Transfers of invested assets are done at estimated fair value with net investment gains (losses) recognized by the affiliate initiating the transfer. Invested assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                               YEARS ENDED
                                                              DECEMBER 31,
                                                           ------------------
                                                           2009   2008   2007
                                                           ----   ----   ----
                                                              (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates.............................................   $ 3    $--    $--
Amortized cost of invested assets transferred to
  affiliates.............................................   $ 4    $--    $--
Net investment losses recognized on transfers of invested
  assets to affiliates...................................   $(1)   $--    $--


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

     See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

     See Note 5 for information about the fair value hierarchy for derivatives.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held at:

                                                                              DECEMBER 31,
                                                      ------------------------------------------------------------
                                                                   2009                           2008
                                                      -----------------------------  -----------------------------
                                                                     ESTIMATED                      ESTIMATED
                                                                   FAIR VALUE (1)                 FAIR VALUE (1)
PRIMARY UNDERLYING                                    NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE                INSTRUMENT TYPE           AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------           ---------------          --------  ------  -----------  --------  ------  -----------
                                                                            (IN MILLIONS)
 Foreign currency   Foreign currency swaps..........     $10      $--       $ 5         $10      $--       $ 4
 Credit             Credit default swaps............       5       --        --           1       --        --
                                                         ---      ---       ---         ---      ---       ---
                      Total.........................     $15      $--       $ 5         $11      $--       $ 4
                                                         ===      ===       ===         ===      ===       ===



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2009:

                                                          REMAINING LIFE
                               -------------------------------------------------------------------
                                             AFTER ONE YEAR   AFTER FIVE YEARS
                               ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                   LESS           YEARS             YEARS          YEARS     TOTAL
                               -----------   --------------   ----------------   ---------   -----
                                                       (IN MILLIONS)
Foreign currency swaps.......      $--             $10               $--            $--       $10
Credit default swaps.........       --               5                --             --         5
                                   ---             ---               ---            ---       ---
  Total......................      $--             $15               $--            $--       $15
                                   ===             ===               ===            ===       ===



     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

  HEDGING

     The following table presents the notional amount and estimated fair value of derivatives that are not designated or do not qualify as hedging instruments by derivative type at:

                                                                   DECEMBER 31,
                                        -----------------------------------------------------------------
                                                      2009                              2008
                                        -------------------------------   -------------------------------
                                                         ESTIMATED                         ESTIMATED
                                                        FAIR VALUE                        FAIR VALUE
DERIVATIVES NOT DESIGNATED OR           NOTIONAL   --------------------   NOTIONAL   --------------------
NOT QUALIFYING AS HEDGING INSTRUMENTS    AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
-------------------------------------   --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Foreign currency swaps................     $10       $--        $ 5          $10       $--        $ 4
Credit default swaps..................       5        --         --            1        --         --
                                           ---       ---        ---          ---       ---        ---
Total non-designated or non-qualifying
  derivatives.........................     $15       $--        $ 5          $11       $--        $ 4
                                           ===       ===        ===          ===       ===        ===



     The Company recognized insignificant net investment gains (losses) from settlement payments related to non-qualifying hedges for each of the years ended December 31, 2009, 2008 and 2007.

  CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges when they have met the requirements of cash flow hedging.

     For the years ended December 31, 2009, 2008 and 2007, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. For the years ended December 31, 2009, 2008 and 2007, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2009, 2008 and 2007.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                                     YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                              2009      2008      2007
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Other comprehensive income (loss), balance at January 1,....   $(2)      $(2)      $(3)
Amounts reclassified to net investment gains (losses).......    --        --         1
                                                               ---       ---       ---
Other comprehensive income (loss), balance at December 31,..   $(2)      $(2)      $(2)
                                                               ===       ===       ===



     At December 31, 2009, insignificant amounts of deferred net gains (losses) on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings within the next 12 months.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of income and the consolidated statements of stockholder's equity for the years ended December 31, 2009, 2008 and 2007:

                                                                    AMOUNT AND LOCATION OF
                                                                        GAINS (LOSSES)
                                                                      RECLASSIFIED FROM
                                              AMOUNT OF GAINS         ACCUMULATED OTHER
                                             (LOSSES) DEFERRED       COMPREHENSIVE INCOME
                                               IN ACCUMULATED     (LOSS) INTO INCOME (LOSS)
                                            OTHER COMPREHENSIVE   -------------------------
DERIVATIVES IN CASH FLOW HEDGING              INCOME (LOSS) ON          NET INVESTMENT
RELATIONSHIPS                                   DERIVATIVES             GAINS (LOSSES)
--------------------------------            -------------------   -------------------------
                                                             (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Foreign currency swaps....................          $--                      $--
FOR THE YEAR ENDED DECEMBER 31, 2008:
Foreign currency swaps....................          $--                      $--
FOR THE YEAR ENDED DECEMBER 31, 2007:
Foreign currency swaps....................          $--                      $(1)


  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (ii) credit default swaps to economically hedge exposure to adverse movements of credit; and (iii) equity variance swaps as a macro hedge on certain invested assets.

     The following table presents the amount recognized in income for derivatives that are not designated or qualifying as hedging instruments:

                                                              NET INVESTMENT
                                                              GAINS (LOSSES)
                                                              --------------
                                                               (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
  Foreign currency swaps....................................        $(1)
                                                                    ===
FOR THE YEAR ENDED DECEMBER 31, 2008........................        $ 1
                                                                    ===
FOR THE YEAR ENDED DECEMBER 31, 2007........................        $--
                                                                    ===



  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2009 and 2008, the Company did not accept any collateral.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

 ESTIMATED FAIR VALUE (1)
    OF DERIVATIVES IN      ESTIMATED FAIR VALUE OF
  NET LIABILITY POSITION     COLLATERAL PROVIDED                   FAIR VALUE OF INCREMENTAL COLLATERAL
    DECEMBER 31, 2009         DECEMBER 31, 2009                               PROVIDED UPON:
-------------------------  -----------------------   ----------------------------------------------------------------
                                                                                  DOWNGRADE IN THE COMPANY'S CREDIT
                                                            ONE NOTCH           RATING TO A LEVEL THAT TRIGGERS FULL
                                FIXED MATURITY           DOWNGRADE IN THE          OVERNIGHT COLLATERALIZATION OR
                                SECURITIES (2)       COMPANY'S CREDIT RATING   TERMINATION OF THE DERIVATIVE POSITION
                           -----------------------   -----------------------   --------------------------------------
                                                    (IN MILLIONS)
            $5                       $--                       $--                               $5


--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2009, the Company did not provide any cash collateral.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2009 was $5 million. At December 31, 2009, the Company did not provide any securities collateral in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating is downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements are deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2009 would be $5 million.

     At December 31, 2008, the Company did not pledge any securities collateral in connection with derivative instruments.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance contracts of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                               DECEMBER 31,
                                                              --------------
                                                              2009      2008
                                                              ----      ----
                                                               (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits.........................  $113      $320
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits........................  $ 14      $104


     The following table presents changes in estimated fair value related to embedded derivatives:

                                                         YEARS ENDED DECEMBER 31,
                                                        -------------------------
                                                         2009      2008      2007
                                                        -----      ----      ----
                                                              (IN MILLIONS)
Net investment gains (losses)(1)......................  $(130)     $200       $9


--------

   (1) Effective January 1, 2008, the valuation of the Company's guaranteed minimum benefits includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the years ended December 31, 2009 and 2008 were gains (losses) of ($95) million and $115 million, respectively, in connection with this adjustment.

5.  FAIR VALUE

     Effective January 1, 2008, the Company prospectively adopted the provisions of fair value measurement guidance. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments are as follows:

                                                  NOTIONAL      CARRYING      ESTIMATED
DECEMBER 31, 2009                                  AMOUNT        VALUE       FAIR VALUE
-----------------                                 --------   -------------   ----------
                                                             (IN MILLIONS)
Assets
  Fixed maturity securities.....................                 $1,233        $1,233
  Mortgage loans................................                 $   82        $   83
  Policy loans..................................                 $  397        $  482
  Short-term investments........................                 $   59        $   59
  Other invested assets: (1)
     Other......................................                 $   25        $   25
  Cash..........................................                 $   10        $   10
  Accrued investment income.....................                 $   24        $   24
  Premiums and other receivables (1)............                 $  107        $  105
  Other assets..................................                 $    6        $    5
  Separate account assets.......................                 $8,805        $8,805
  Net embedded derivatives within asset host
     contracts (2)..............................                 $  113        $  113
Liabilities
  Policyholder account balances (1).............                 $   83        $   80
  Long-term debt -- affiliated..................                 $   25        $   24
  Other liabilities: (1)
     Derivative liabilities (3).................     $15         $    5        $    5
     Other......................................                 $   33        $   33
  Separate account liabilities (1)..............                 $  235        $  235
  Net embedded derivatives within liability host
     contracts (2)..............................                 $   14        $   14
Commitments (4)
  Mortgage loan commitments.....................     $ 1         $   --        $   --
  Commitments to fund private corporate bond
     investments................................     $ 5         $   --        $   --

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                   NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2008                                   AMOUNT      VALUE    FAIR VALUE
-----------------                                  --------   --------   ----------
                                                             (IN MILLIONS)
Assets
  Fixed maturity securities......................              $  921      $  921
  Mortgage loans.................................              $   52      $   52
  Policy loans...................................              $  405      $  575
  Short-term investments.........................              $  186      $  186
  Other invested assets: (1).....................
     Derivative assets (3).......................     $ 1      $   --      $   --
     Other.......................................              $   25      $   25
  Cash...........................................              $   10      $   10
  Accrued investment income......................              $   21      $   21
  Premiums and other receivables (1).............              $   90      $   76
  Separate account assets........................              $7,136      $7,136
  Net embedded derivatives within asset host
     contracts (2)...............................              $  320      $  320
Liabilities
  Policyholder account balances (1)..............              $   74      $   62
  Long-term debt -- affiliated...................              $   25      $   25
  Other liabilities: (1)
     Derivative liabilities (3)..................     $10      $    4      $    4
     Other.......................................              $   25      $   25
  Separate account liabilities (1)...............              $  357      $  357
  Net embedded derivatives within liability host
     contracts(2)................................              $  104      $  104
Commitments (4)
  Mortgage loan commitments......................     $34      $   --      $    1


--------

   (1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances.

   (3) Derivative assets are presented within other invested assets and derivative liabilities are presented within other liabilities.

   (4) Commitments are off-balance sheet obligations. Positive estimated fair values represent off-balance sheet assets.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities -- When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include:

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage Loans -- The Company originates mortgage loans principally for investment purposes. These loans are carried at amortized cost. The estimated fair value for mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at estimated fair value in the consolidated balance sheets in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheets are principally comprised of investments in tax credit partnerships and loan to an affiliate. Investments in tax credit partnerships, which are accounted for under the equity method are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The estimated fair value of loan to an affiliate is determined by discounting expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

     Cash -- In light of recent market conditions, cash has been monitored to ensure there is sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheets are principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, fees and general operating receivables, and embedded derivatives related to the ceded reinsurance of certain variable annuity guarantees.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity guarantees are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the section labeled "Embedded Derivatives within Asset and Liability Host Contracts" which follows.

     Other Assets -- Other assets in the consolidated balance sheets are principally comprised of deferred sales inducements, capitalized software and receivables for miscellaneous loans to agencies. With the exception of these receivables, other assets are not considered financial instruments subject to disclosure. Accordingly, the amount presented in the preceding table represents the receivables from agencies for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the Company's lending rate, at the end of the reporting period, for loans issued to agencies.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts are comprised of mutual funds, hedge funds and cash. The estimated fair value of mutual funds and hedge funds are based upon quoted prices or reported NAVs provided by the fund manager. Accounting guidance effective for December 31, 2009 clarified how investments that use NAV as a practical expedient for their fair value measurement are classified in the fair value hierarchy. As a result, the Company has included certain mutual funds in the amount of $7.1 billion in Level 2 of the fair value hierarchy which were previously included in Level 1. The estimated fair values of cash held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account.

     Policyholder Account Balances -- Policyholder account balances in the tables above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the tables above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit which is determined using publicly available information relating to the Company's claims paying ability.

     Affiliated Long-term Debt -- The estimated fair value of affiliated long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of other companies with similar types of borrowing arrangements.

     Other Liabilities -- Other liabilities in the consolidated balance sheets are principally comprised of freestanding derivatives with negative estimated fair values; tax and litigation contingency liabilities; obligations for employee-related benefits; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the section labeled "Derivatives" which follows.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist of amounts payable under certain assumed reinsurance contracts recognized using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheets represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheets at an equivalent summary total of the separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those liabilities approximates the estimated fair value of the related separate account assets.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread over the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance contracts related to such variable annuity guarantees. Embedded derivatives are recorded in the consolidated financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWB, GMAB and certain GMIB are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances. The fair value for these guarantees are estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these guarantees includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraph to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes, to the same affiliated reinsurance company, directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

     Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments -- The estimated fair values for mortgage loan commitments and commitments to fund private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                               DECEMBER 31, 2009
                                      ------------------------------------------------------------------
                                         FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                      -----------------------------------------------------
                                       QUOTED PRICES IN
                                      ACTIVE MARKETS FOR                        SIGNIFICANT
                                       IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE      TOTAL
                                        AND LIABILITIES    OBSERVABLE INPUTS      INPUTS       ESTIMATED
                                           (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                      ------------------   -----------------   ------------   ----------
                                                                 (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.........          $--                $  543            $ 17         $   560
  Foreign corporate securities......           --                   236              28             264
  RMBS..............................           --                   194              --             194
  U.S. Treasury and agency
     securities.....................           49                    93              --             142
  CMBS..............................           --                    41              --              41
  State and political subdivision
     securities.....................           --                    31              --              31
  Foreign government securities.....           --                     1              --               1
                                              ---                ------            ----         -------
     Total fixed maturity
       securities...................           49                 1,139              45           1,233
                                              ---                ------            ----         -------
Short-term investments (1)..........           --                    45              --              45
Net embedded derivatives within
  asset host contracts (2)..........           --                    --             113             113
Separate account assets(3)..........           --                 8,805              --           8,805
                                              ---                ------            ----         -------
     Total assets...................          $49                $9,989            $158         $10,196
                                              ===                ======            ====         =======
LIABILITIES
Derivative liabilities (4)..........          $--                $    5            $ --         $     5
Net embedded derivatives within
  liability host contracts (2)......           --                    --              14              14
                                              ---                ------            ----         -------
     Total liabilities..............          $--                $    5            $ 14         $    19
                                              ===                ======            ====         =======


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                               DECEMBER 31, 2008
                                      ------------------------------------------------------------------
                                         FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                      -----------------------------------------------------
                                       QUOTED PRICES IN
                                      ACTIVE MARKETS FOR                        SIGNIFICANT
                                       IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE      TOTAL
                                        AND LIABILITIES    OBSERVABLE INPUTS      INPUTS       ESTIMATED
                                           (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                      ------------------   -----------------   ------------   ----------
                                                                 (IN MILLIONS)
ASSETS
  Fixed maturity securities:
  U.S. corporate securities.........        $   --               $  423            $ 12         $  435
  Foreign corporate securities......            --                  140              23            163
  RMBS..............................            --                  217              --            217
  U.S. Treasury and agency
     securities.....................             4                   48              --             52
  CMBS..............................            --                   38              --             38
  State and political subdivision
     securities.....................            --                    5              --              5
  Foreign government securities.....            --                   11              --             11
                                            ------               ------            ----         ------
     Total fixed maturity
       securities...................             4                  882              35            921
                                            ------               ------            ----         ------
Short-term investments (1)..........            --                  171              --            171
Net embedded derivatives within
  asset host contracts (2)..........            --                   --             320            320
Separate account assets (3).........         7,122                   14              --          7,136
                                            ------               ------            ----         ------
     Total assets...................        $7,126               $1,067            $355         $8,548
                                            ======               ======            ====         ======
LIABILITIES
Derivative liabilities (4)..........        $   --               $    4            $ --         $    4
Net embedded derivatives within
  liability host contracts (2)......            --                   --             104            104
                                            ------               ------            ----         ------
     Total liabilities..............        $   --               $    4            $104         $  108
                                            ======               ======            ====         ======



--------

   (1) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, money market funds, etc.).

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances.

   (3) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   (4) Derivatives liabilities are presented within other liabilities. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the following tables.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities. Separate account assets classified within this level are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity securities priced principally by independent pricing services using observable inputs. Fixed maturity securities classified as Level 2 include most U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, RMBS, CMBS, state and political subdivision securities and foreign government securities. Short-term investments included within Level 2 are of a similar nature to these fixed maturity securities. As it relates to derivatives, this level includes derivatives for which all the inputs used are observable including foreign currency swaps and credit default swaps. Separate account assets classified within this level are generally similar to those classified within this level for the general account, with the exception of certain mutual funds without readily determinable fair values given prices are not published publicly. Hedge funds owned by separate accounts are also included within this level.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level primarily consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including U.S. and foreign corporate securities -- including below investment grade private placements. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity guarantees.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for the years ended December 31, 2009 and 2008 is as follows:

                                    FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL
                                                                   3) (1)
                                   ---------------------------------------------------------------------
                                                             TOTAL REALIZED/UNREALIZED
                                                            GAINS (LOSSES) INCLUDED IN:     PURCHASES,     TRANSFER
                                                           -----------------------------      SALES,          IN
                        BALANCE,                                               OTHER        ISSUANCES       AND/OR     BALANCE,
                      DECEMBER 31,   IMPACT OF   BALANCE,                  COMPREHENSIVE       AND          OUT OF   DECEMBER 31,
                          2007     ADOPTION (2) JANUARY 1, EARNINGS (3, 4) INCOME (LOSS) SETTLEMENTS (5) LEVEL 3 (6)     2009
                      ------------ ------------ ---------- --------------- ------------- --------------- ----------- ------------
                                                                     (IN MILLIONS)
FOR THE YEAR ENDED
  DECEMBER 31, 2009:
Fixed maturity
  securities:
  U.S. corporate
     securities......                              $ 12         $  --           $  1           $  5          $(1)        $ 17
  Foreign corporate
     securities......                                23             5             12            (12)          --           28
                                                   ----         -----           ----           ----          ---         ----
     Total fixed
       maturity
       securities....                              $ 35         $   5           $ 13           $ (7)         $(1)        $ 45
                                                   ====         =====           ====           ====          ===         ====
Net embedded
  derivatives (7)....                              $216         $(127)          $ --           $ 10          $--         $ 99
FOR THE YEAR ENDED
  DECEMBER 31, 2008:
Fixed maturity
  securities.........      $47          $--        $ 47         $  (3)          $(15)          $  5          $ 1         $ 35
Net embedded
  derivatives (7)....      $ 9          $11        $ 20         $ 189           $ --           $  7          $--         $216


--------

   (1) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

   (2) Impact of adoption of fair value measurement guidance represents the amount recognized in earnings as a change in estimate associated with Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was an $11 million increase to net assets. Such amount was also impacted by a decrease to DAC of $4 million for a total impact of $7 million on Level 3 assets and liabilities and the total net impact of adoption.

   (3) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included with the earnings caption of total gains (losses).

   (4) Interest accruals, as well as cash interest coupons, are excluded from the rollforward.

   (5) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (6) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in and/or out of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (7) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

     The table below summarizes both realized and unrealized gains and losses for the years ended December 31, 2009 and 2008 due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                         TOTAL GAINS AND LOSSES
                                                ---------------------------------------
                                                 CLASSIFICATION OF REALIZED/UNREALIZED
                                                                 GAINS
                                                     (LOSSES) INCLUDED IN EARNINGS
                                                ---------------------------------------
                                                    NET              NET
                                                INVESTMENT       INVESTMENT
                                                  INCOME       GAINS (LOSSES)     TOTAL
                                                ----------     --------------     -----
                                                                (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
  Foreign corporate securities................      $--             $   5         $   5
                                                    ---             -----         -----
     Total fixed maturity securities..........      $--             $   5         $   5
                                                    ===             =====         =====
Net embedded derivatives......................      $--             $(127)        $(127)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities.....................      $--             $  (3)        $  (3)
Net embedded derivatives......................       --               189           189

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the years ended December 31, 2009 and 2008 for Level 3 assets and liabilities that were still held at December 31, 2009 and 2008, respectively.

                                                     CHANGES IN UNREALIZED GAINS
                                                               (LOSSES)
                                                  RELATING TO ASSETS AND LIABILITIES
                                                                 HELD
                                                 -----------------------------------
                                                     NET            NET
                                                 INVESTMENT     INVESTMENT
                                                   INCOME     GAINS (LOSSES)   TOTAL
                                                 ----------   --------------   -----
                                                               (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
  Foreign corporate securities.................      $--           $   5       $   5
                                                     ---           -----       -----
     Total fixed maturity securities...........      $--           $   5       $   5
                                                     ===           =====       =====
Net embedded derivatives.......................       --            (125)       (125)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities......................      $--           $  (3)      $  (3)
Net embedded derivatives.......................       --             190         190


6.  DEFERRED POLICY ACQUISITION COSTS

     Information regarding DAC is as follows:

                                                                     DAC
                                                                -------------
                                                                (IN MILLIONS)
Balance at January 1, 2007....................................      $1,310
  Capitalizations.............................................         136
                                                                    ------
     Subtotal.................................................       1,446
                                                                    ------
  Less: Amortization related to:
  Net investment gains (losses)...............................           2
  Other expenses..............................................          95
                                                                    ------
     Total amortization.......................................          97
                                                                    ------
Balance at December 31, 2007..................................       1,349
  Capitalizations.............................................         124
                                                                    ------
     Subtotal.................................................       1,473
                                                                    ------
  Less: Amortization related to:
  Net investment gains (losses)...............................          44
  Other expenses..............................................         221
                                                                    ------
     Total amortization.......................................         265
                                                                    ------
  Less: Unrealized investment gains (losses)..................          (4)
                                                                    ------
Balance at December 31, 2008..................................       1,212
  Capitalizations.............................................          90
                                                                    ------
     Subtotal.................................................       1,302
                                                                    ------
  Less: Amortization related to:
  Net investment gains (losses)...............................         (29)
  Other expenses..............................................         140
                                                                    ------
     Total amortization.......................................         111
                                                                    ------
  Less: Unrealized investment gains (losses)..................           7
                                                                    ------
Balance at December 31, 2009..................................      $1,184
                                                                    ======


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amortization of DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

7.  INSURANCE

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2009      2008      2007
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Balance at January 1,................................   $40      $ 42       $39
Capitalization.......................................     4         8         9
Amortization.........................................    (5)      (10)       (6)
                                                        ---      ----       ---
Balance at December 31,..............................   $39      $ 40       $42
                                                        ===      ====       ===



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $8,805 million and $7,136 million at December 31, 2009 and 2008, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $332 million, $387 million and $357 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     For each of the years ended December 31, 2009, 2008 and 2007, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2009      2008      2007
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Balance at January 1,................................  $ 21      $ 22      $ 21
  Less: Reinsurance recoverables.....................   (17)      (18)      (17)
                                                       ----      ----      ----
Net balance at January 1,............................     4         4         4
                                                       ----      ----      ----
Incurred related to:
  Current year.......................................     2         2         1
  Prior years........................................    --        (1)       --
                                                       ----      ----      ----
                                                          2         1         1
                                                       ----      ----      ----
Paid related to:
  Current year.......................................    --        --        --
  Prior years........................................    (1)       (1)       (1)
                                                       ----      ----      ----
                                                         (1)       (1)       (1)
                                                       ----      ----      ----
Net balance at December 31,..........................     5         4         4
  Add: Reinsurance recoverables......................    19        17        18
                                                       ----      ----      ----
Balance at December 31,..............................  $ 24      $ 21      $ 22
                                                       ====      ====      ====



     During 2009 and 2007, there was no change to claims and claim adjustment expenses associated with prior years. During 2008, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $1 million, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                  DECEMBER 31,
                                        ---------------------------------------------------------------
                                                     2009                             2008
                                        ------------------------------   ------------------------------
                                            IN THE             AT            IN THE             AT
                                        EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                        --------------   -------------   --------------   -------------
                                                                  (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value................     $   4,037             N/A        $   2,993             N/A
Net amount at risk (2)................     $     217 (3)         N/A        $     705 (3)         N/A
Average attained age of
  contractholders.....................      60 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value................     $   2,196       $   3,133        $   1,871       $   2,249
Net amount at risk (2)................     $     348 (3)   $     637 (4)    $     737 (3)   $   1,023 (4)
Average attained age of
  contractholders.....................      61 years        59 years         61 years        58 years



                                                                    DECEMBER 31,
                                                             --------------------------
                                                                2009            2008
                                                             ----------      ----------
                                                              SECONDARY       SECONDARY
                                                             GUARANTEES      GUARANTEES
                                                             ----------      ----------
                                                                    (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
  Account value (general and separate account).............   $   1,986       $   1,734
  Net amount at risk (2)...................................   $  22,429 (3)   $  25,520 (3)
  Average attained age of policyholders....................    49 years        48 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                      UNIVERSAL AND
                                              ANNUITY CONTRACTS       VARIABLE LIFE
                                         --------------------------     CONTRACTS
                                         GUARANTEED     GUARANTEED    -------------
                                            DEATH     ANNUITIZATION     SECONDARY
                                          BENEFITS       BENEFITS       GUARANTEES    TOTAL
                                         ----------   -------------   -------------   -----
                                                              (IN MILLIONS)
DIRECT
Balance, at January 1, 2007............      $ 2           $ 2             $ 1         $ 5
  Incurred guaranteed benefits.........        1             3              --           4
  Paid guaranteed benefits.............       --            --              --          --
                                             ---           ---             ---         ---
Balance, at December 31, 2007..........        3             5               1           9
  Incurred guaranteed benefits.........       13            29               1          43
  Paid guaranteed benefits.............       (3)           --              --          (3)
                                             ---           ---             ---         ---
Balance, at December 31, 2008..........       13            34               2          49
  Incurred guaranteed benefits.........       --            (5)             (1)         (6)
  Paid guaranteed benefits.............       (6)           --              --          (6)
                                             ---           ---             ---         ---
Balance, at December 31, 2009..........      $ 7           $29             $ 1         $37
                                             ===           ===             ===         ===
CEDED
Balance, at January 1, 2007............      $ 1           $ 2             $--         $ 3
  Incurred guaranteed benefits.........        1            --              --           1
  Paid guaranteed benefits.............       --            --              --          --
                                             ---           ---             ---         ---
Balance, at December 31, 2007..........        2             2              --           4
  Incurred guaranteed benefits.........       10            10              --          20
  Paid guaranteed benefits.............       (3)           --              --          (3)
                                             ---           ---             ---         ---
Balance, at December 31, 2008..........        9            12              --          21
  Incurred guaranteed benefits.........        3            (2)             --           1
  Paid guaranteed benefits.............       (6)           --              --          (6)
                                             ---           ---             ---         ---
Balance, at December 31, 2009..........      $ 6           $10             $--         $16
                                             ===           ===             ===         ===
NET
Balance, at January 1, 2007............      $ 1           $--             $ 1         $ 2
  Incurred guaranteed benefits.........       --             3              --           3
  Paid guaranteed benefits.............       --            --              --          --
                                             ---           ---             ---         ---
Balance, at December 31, 2007..........        1             3               1           5
  Incurred guaranteed benefits.........        3            19               1          23
  Paid guaranteed benefits.............       --            --              --          --
                                             ---           ---             ---         ---
Balance, at December 31, 2008..........        4            22               2          28
  Incurred guaranteed benefits.........       (3)           (3)             (1)         (7)
  Paid guaranteed benefits.............       --            --              --          --
                                             ---           ---             ---         ---
Balance, at December 31, 2009..........      $ 1           $19             $ 1         $21
                                             ===           ===             ===         ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                              DECEMBER 31,
                                                            ---------------
                                                             2009     2008
                                                            ------   ------
                                                             (IN MILLIONS)
Fund Groupings:
  Equity..................................................  $3,736   $3,005
  Balanced................................................   2,330    1,610
  Bond....................................................     767      711
  Money Market............................................     285      336
  Specialty...............................................     250       65
                                                            ------   ------
     Total................................................  $7,368   $5,727
                                                            ======   ======



8.  REINSURANCE

     The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. During 2005, the Company changed its retention practices for certain individual life insurance policies. Under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company has historically reinsured certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards.

     The Company reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities issued since 2001 with an affiliate reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives a reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers and periodically monitors collectibility of reinsurance balances. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2009 and 2008, were immaterial.

     The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. At December 31, 2009, the Company had $162 million of unsecured unaffiliated reinsurance recoverable balances.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2009, the Company had $204 million of net unaffiliated ceded reinsurance recoverables. Of this total, $137 million, or 67%, were with the Company's five largest unaffiliated ceded reinsurers, including $105 million of which were unsecured.

     The amounts in the consolidated statements of income include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       -------------------------
                                                       2009      2008       2007
                                                       ----     ------      ----
                                                             (IN MILLIONS)
PREMIUMS:
  Direct premiums....................................  $117      $137       $153
  Reinsurance ceded..................................   (51)      (64)       (73)
                                                       ----      ----       ----
     Net premiums....................................  $ 66      $ 73       $ 80
                                                       ====      ====       ====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type product
     policy fees.....................................  $433      $611       $608
  Reinsurance ceded..................................   (58)      (58)       (62)
                                                       ----      ----       ----
     Net universal life and investment-type product
       policy fees...................................  $375      $553       $546
                                                       ====      ====       ====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims............  $191      $266       $209
  Reinsurance ceded..................................   (78)      (96)       (67)
                                                       ----      ----       ----
     Net policyholder benefits and claims............  $113      $170       $142
                                                       ====      ====       ====



     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                         DECEMBER 31, 2009
                                             -----------------------------------------
                                              TOTAL
                                             BALANCE                     TOTAL, NET OF
                                              SHEET    ASSUMED   CEDED    REINSURANCE
                                             -------   -------   -----   -------------
                                                        (IN MILLIONS)
ASSETS:
Premiums and other receivables.............   $  459     $--      $429       $   30
Deferred policy acquisition costs..........    1,184      --         7        1,177
                                              ------     ---      ----       ------
  Total assets.............................   $1,643     $--      $436       $1,207
                                              ======     ===      ====       ======
LIABILITIES:
Policyholder account balances..............   $  969     $(2)     $ --       $  971
Other liabilities..........................      260      --        60          200
                                              ------     ---      ----       ------
  Total liabilities........................   $1,229     $(2)     $ 60       $1,171
                                              ======     ===      ====       ======


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                         DECEMBER 31, 2008
                                             -----------------------------------------
                                              TOTAL
                                             BALANCE                     TOTAL, NET OF
                                              SHEET    ASSUMED   CEDED    REINSURANCE
                                             -------   -------   -----   -------------
                                                        (IN MILLIONS)
ASSETS:
Premiums and other receivables.............   $  688     $--      $611       $   77
Deferred policy acquisition costs..........    1,212      --         5        1,207
                                              ------     ---      ----       ------
  Total assets.............................   $1,900     $--      $616       $1,284
                                              ======     ===      ====       ======
LIABILITIES:
Policyholder account balances..............   $1,096     $(2)     $ --       $1,098
Other liabilities..........................      223      --        48          175
                                              ------     ---      ----       ------
  Total liabilities........................   $1,319     $(2)     $ 48       $1,273
                                              ======     ===      ====       ======



  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries, including Metropolitan Life Insurance Company, Exeter Reassurance Company, Ltd. and MetLife Reinsurance Company of Vermont.

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of income is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2009      2008      2007
                                                        ----      ----      ----
                                                              (IN MILLIONS)
PREMIUMS:
Reinsurance ceded (1).................................  $ (4)     $ (4)     $ (4)
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
Reinsurance ceded (1).................................  $(16)     $(16)     $(19)
OTHER REVENUES:
Reinsurance ceded.....................................  $  1      $  1      $  1
POLICYHOLDER BENEFITS AND CLAIMS:
Reinsurance ceded (1).................................  $ (6)     $(27)     $ (3)
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Reinsurance ceded.....................................  $ (2)     $ (2)     $ (2)
OTHER EXPENSES:
Reinsurance ceded (1).................................  $ --      $  2      $ (2)


--------

   (1) In September 2008, MetLife completed a tax-free split-off of its majority owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). After the split-off, reinsurance transactions with RGA were no longer considered affiliated transactions. For purposes of comparison, the 2008 and 2007 affiliated transactions with RGA have been removed from the presentation in the table above. Affiliated transactions with RGA for the year ended December 31, 2008 include ceded premiums, ceded fees, ceded benefits and ceded interest costs of $2 million, $6 million, $6 million and ($1) million, respectively and for the year ended December 31, 2007 include ceded premiums, ceded fees and ceded benefits of $3 million, $9 million and $5 million, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the effect of ceded affiliated reinsurance included in the consolidated balance sheets is as follows:

                                                               DECEMBER 31,
                                                              --------------
                                                              2009      2008
                                                              ----      ----
                                                               (IN MILLIONS)
ASSETS:
Premiums and other receivables..............................  $213      $405
                                                              ----      ----
  Total assets..............................................  $213      $405
                                                              ====      ====
LIABILITIES:
Other liabilities...........................................  $ 15      $ 10
                                                              ----      ----
  Total liabilities.........................................  $ 15      $ 10
                                                              ====      ====



     The Company has ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net investment gains (losses). The embedded derivatives associated with the cessions are included within premiums and other receivables and were assets of $113 million and $319 million at December 31, 2009 and 2008, respectively. For the years ended December 31, 2009, 2008 and 2007, net investment gains (losses) included ($224) million, $294 million and $17 million, respectively, in changes in fair value of such embedded derivatives as well as the associated bifurcation fees.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2009, the Company has $92 million of unsecured affiliated reinsurance recoverable balances.

9.  LONG-TERM DEBT -- AFFILIATED

     Effective September 30, 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matures on February 28, 2011 and bears interest at 0.50% per annum. The Company has not exercised its right to sell or repledge the collateral.

10.  INCOME TAX

     The provision for income tax is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2009      2008      2007
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Current:
  Federal............................................  $ 16       $(8)      $17
  State and local....................................    --        --         1
                                                       ----       ---       ---
  Subtotal...........................................    16        (8)       18
                                                       ----       ---       ---
Deferred:
  Federal............................................   (52)       67         9
                                                       ----       ---       ---
Provision for income tax expense (benefit)...........  $(36)      $59       $27
                                                       ====       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2009      2008      2007
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Tax provision at U.S. statutory rate..................  $ (9)     $ 73      $ 48
Tax effect of:
  Tax-exempt investment income........................   (19)      (16)      (25)
  Prior year tax......................................    (4)        2         4
  Other, net..........................................    (4)       --        --
                                                        ----      ----      ----
Provision for income tax expense (benefit)............  $(36)     $ 59      $ 27
                                                        ====      ====      ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                               DECEMBER 31,
                                                              --------------
                                                              2009      2008
                                                              ----      ----
                                                               (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................  $237      $187
  Employee benefits.........................................     8         5
  Deferred intercompany losses..............................    10        10
  Net unrealized investment losses..........................    --        23
  Litigation-related and government mandated................     3        --
  Investments, including derivatives........................     1        --
  Other, net................................................    12        16
                                                              ----      ----
                                                               271       241
  Less: Valuation allowance.................................    10        10
                                                              ----      ----
                                                               261       231
                                                              ----      ----
Deferred income tax liabilities:
  Investments, including derivatives........................    --         1
  DAC.......................................................   341       341
  Net unrealized investment gains...........................    11        --
                                                              ----      ----
                                                               352       342
                                                              ----      ----
Net deferred income tax liability...........................  $ 91      $111
                                                              ====      ====



     The Company has recorded a valuation allowance related to a deferred intercompany loss from the sale of Exeter Reassurance Company, Ltd. to MetLife prior to 2003. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

     The Company participates in a tax sharing agreement with MetLife. Under this agreement current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES federal tax expense. Pursuant to this tax sharing agreement, the amounts due from MetLife include $8 million, $31 million and $13 million for 2009, 2008 and 2007, respectively.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2000. In 2005, the IRS commenced an examination of the Company's U.S. income tax returns for the years 2000 through 2002 that was completed. The IRS examination of the next audit cycle, years 2003 to 2005, is expected to begin in early 2010.

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2009 and 2008, the Company recognized an income tax benefit of $18 million and $16 million, respectively related to the separate account DRD. The 2009 benefit included a benefit of $4 million related to a true-up of the prior year tax return.

11.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     The Company conducted an internal investigation of an agency in Los Angeles concerning the referral of clients to an entity which the SEC has put into receivership for allegedly defrauding investors. Three of the Company's former representatives may have encouraged customers to invest in this entity. Restitution is being made to customers.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, federal, state or industry regulatory or governmental authorities may conduct investigations, serve subpoenas, or make other inquiries concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2009, 2008 and 2007. At December 31, 2009 and 2008, the Company maintained a liability of $1 million and less than $1 million, respectively. The related assets for premium tax offsets were $1 million and less than $1 million at December 31, 2009 and 2008, respectively, for undiscounted future assessments with respect to impaired, insolvent or failed insurers. The Company maintained at both December 31, 2009 and 2008, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease agreements for office space, data processing and other equipment. Future minimum gross rental payments relating to these lease agreements are as follows:

                                                                    GROSS
                                                                    RENTAL
                                                                   PAYMENTS
                                                                -------------
                                                                (IN MILLIONS)
2010..........................................................       $15
2011..........................................................       $12
2012..........................................................       $ 9
2013..........................................................       $ 7
2014..........................................................       $ 3
Thereafter....................................................       $ 1


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $6 million and $8 million at December 31, 2009 and 2008, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $1 million and $34 million at December 31, 2009 and 2008.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $5 million at December 31, 2009. There were no commitments to lend funds under private corporate bond investments at December 31, 2008.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is $45 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company had no liability for indemnities, guarantees and commitments at both December 31, 2009 and 2008.

12.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company's employees, sales representatives and retirees participate in funded qualified and unfunded non-qualified defined benefit pension plans and other postretirement plans sponsored by Metropolitan Life Insurance Company. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2009, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 92% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by Metropolitan Life Insurance Company. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The Company is allocated both pension and other postretirement expenses from Metropolitan Life Insurance Company associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. The Company's share of pension expense was $12 million, $4 million and $4 million for the years ended December 31, 2009, 2008 and 2007, respectively. In

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES addition, the Company's share of other postretirement expense was $3 million for the year ended December 31, 2009, and less than $1 million for both of the years ended December 31, 2008 and 2007. The combined allocated pension and other postretirement benefit expense is included in the accompanying consolidated statements of income.

     The Company sponsors the Non-Qualified Retirement Plan for Managing Partners (the "MPRP Plan"), a non-qualified defined benefit pension plan. The MPRP Plan supplements earned benefits to participants under the Agency Employees' Retirement Plan (the "AERP Plan"), a multiple employer pension plan. The assets and obligations of the AERP Plan are not included in the accompanying consolidated balance sheets or the disclosure below. The Company made contributions of $2 million, $2 million and less than $1 million for the years ended December 31, 2009, 2008 and 2007, respectively, to the AERP Plan. The assets and obligations of the MPRP Plan along with the related net periodic pension expense, are included in the accompanying consolidated financial statements and the additional disclosures below.

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                            DECEMBER 31,
                                                     -------------------------
                                                                      OTHER
                                                                   POSTRETIRE-
                                                       PENSION         MENT
                                                       BENEFITS      BENEFITS
                                                     -----------   -----------
                                                     2009   2008   2009   2008
                                                     ----   ----   ----   ----
                                                           (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year..  $ 37   $ 29   $ 25   $ 24
  Service cost.....................................     1      1      1     --
  Interest cost....................................     2      2      2      2
  Plan participants' contributions.................    --     --      2      4
  Net actuarial (gains) losses.....................     3      5      1     --
  Change in benefits...............................    --      1      5     --
  Benefits paid....................................    (2)    (1)    (5)    (5)
                                                     ----   ----   ----   ----
Benefit obligation at end of year..................    41     37     31     25
                                                     ----   ----   ----   ----
Change in plan assets:
Fair value of plan assets at beginning of year.....    --     --     --     --
  Actual return on plan assets.....................    --     --     --     --
  Plan participants' contributions.................    --     --      2     --
  Employer contribution............................     2      1      3     --
  Benefits paid....................................    (2)    (1)    (5)    --
                                                     ----   ----   ----   ----
Fair value of plan assets at end of year...........    --     --     --     --
                                                     ----   ----   ----   ----
Funded status at end of year.......................  $(41)  $(37)  $(31)  $(25)
                                                     ====   ====   ====   ====
Amounts recognized in the consolidated balance
  sheets consist of:
  Other liabilities................................  $(41)  $(37)  $(31)  $(25)
                                                     ====   ====   ====   ====
Accumulated other comprehensive (income) loss:
  Net actuarial losses.............................  $  8   $  5   $ (2)  $ (4)
  Prior service cost (credit)......................     1      1     18     16
                                                     ----   ----   ----   ----
                                                        9      6     16     12
  Deferred income tax..............................    (3)    (2)    (6)    (4)
                                                     ----   ----   ----   ----
                                                     $  6   $  4   $ 10   $  8
                                                     ====   ====   ====   ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The accumulated benefit obligation for the defined benefit pension plan was $38 million and $34 million at December 31, 2009 and 2008, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                                DECEMBER 31,
                                                               --------------
                                                               2009      2008
                                                               ----      ----
                                                                (IN MILLIONS)
Projected benefit obligation.................................   $41       $37
Accumulated benefit obligation...............................   $38       $34
Fair value of plan assets....................................   $--       $--


     The projected benefit obligation exceeded assets for all plans at December 31, 2009 and 2008.

     Net periodic pension cost and net periodic other postretirement benefit plan cost are comprised of the following:

          i) Service Cost -- Service cost is the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Subsidiaries on service rendered during the current year.

          ii) Interest Cost on the Liability -- Interest cost is the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

          iii) Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated (other) pension fund assets in a particular year.

          iv) Amortization of Prior Service Cost -- This cost relates to the recognition of increases or decreases in pension (other postretirement) benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income at the time of the amendment. These costs are then amortized to pension (other postretirement benefit) expense over the expected service years of the employees affected by the change.

          v) Amortization of Net Actuarial Gains or Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension (other postretirement) plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension (other postretirement benefit) expense over the expected service years of the employees.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------
                                                                               OTHER
                                                         PENSION          POSTRETIREMENT
                                                        BENEFITS             BENEFITS
                                                   ------------------   ------------------
                                                   2009   2008   2007   2009   2008   2007
                                                   ----   ----   ----   ----   ----   ----
                                                                (IN MILLIONS)
NET PERIODIC BENEFIT COST (CREDIT)
  Service cost...................................   $ 1    $ 1    $--    $ 1    $--    $ 1
  Interest cost..................................     2      2      2      2      2      1
  Amortization of prior service cost (credit)....    --      2      5      2      2      2
                                                    ---    ---    ---    ---    ---    ---
     Net periodic benefit cost (credit)..........     3      5      7      5      4      4
                                                    ---    ---    ---    ---    ---    ---
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER COMPREHENSIVE
  INCOME (LOSS)
  Net actuarial (gains) losses...................     3      4     --      1     --     --
  Prior service cost (credit)....................    --      1      6      5      2     --
  Amortization of prior service cost (credit)....    --     (2)    (5)    (2)    (2)    (2)
                                                    ---    ---    ---    ---    ---    ---
     Total recognized in other comprehensive
       income (loss).............................     3      3      1      4     --     (2)
                                                    ---    ---    ---    ---    ---    ---
     Total recognized in net periodic benefit
       cost and other comprehensive income
       (loss)....................................   $ 6    $ 8    $ 8    $ 9    $ 4    $ 2
                                                    ===    ===    ===    ===    ===    ===



     Included within other comprehensive income (loss) are other changes in plan assets and benefit obligations associated with pension benefits of $3 million and other postretirement benefits of $4 million for an aggregate reduction in other comprehensive income (loss) of $7 million before income tax and $4 million, net of income tax.

     The estimated net actuarial (gains) losses and prior service cost (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are less than $1 million.

     The estimated net actuarial (gains) losses and prior service cost (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost (credit) over the next year are less than $1 million and $2 million, respectively.

     The Company receives subsidies under the Prescription Drug Act. The reduction in the accumulated other postretirement obligation was less than $1 million and $1 million for the years ended December 31, 2009 and 2008, respectively. The reduction of the net periodic other postretirement benefit cost (credit) resulting from the Prescription Drug Act was less than $1 million for each of the years ended December 31, 2009, 2008 and 2007.

     The Company received subsidies of less than $1 million for each of the years ended December 31, 2009, 2008 and 2007.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                             DECEMBER 31,
                                                     ---------------------------
                                                                       OTHER
                                                                    POSTRETIRE-
                                                       PENSION          MENT
                                                       BENEFITS       BENEFITS
                                                     -----------   -------------
                                                     2009   2008   2009     2008
                                                     ----   ----   ----     ----
Weighted average discount rate.....................  6.25%  6.60%  6.25%    6.60%
Rate of compensation increase......................  5.00%  5.00%   N/A      N/A

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Assumptions used in determining net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                            ---------------------------------------
                                                                        OTHER
                                                  PENSION          POSTRETIREMENT
                                                 BENEFITS             BENEFITS
                                            ------------------   ------------------
                                            2009   2008   2007   2009   2008   2007
                                            ----   ----   ----   ----   ----   ----
Weighted average discount rate............  6.60%  6.65%  6.00%  6.60%  6.65%  6.00%
Weighted average expected rate of return
  on plan assets..........................   N/A    N/A    N/A    N/A    N/A    N/A
Rate of compensation increase.............     5%     4%     4%   N/A    N/A    N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:

                                                     DECEMBER 31,
                              ----------------------------------------------------------
                                          2009                          2008
                              ----------------------------  ----------------------------
Pre-and Post-Medicare         8.2% down to 5.8% in 2018     8.8% down to 5.8% in 2018
  eligible claims             and gradually decreasing      and gradually decreasing
                              until 2079 reaching the       until 2079 reaching the
                              ultimate rate of 4.1%         ultimate rate of 4.1%


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN THOUSANDS)
Effect on total of service and interest cost
  components.........................................      $ 58         $ (51)
Effect of accumulated postretirement benefit
  obligation.........................................      $544         $(492)


  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

     Benefit payments due under the non-qualified pension plan are funded from the Company's general assets as they become due under the provision of the plan. In 2010, the Company does not expect to make a contribution to its non-qualified pension plan.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. It is the Company's practice to use its general assets to pay claims as they come due. Total payments were $5 million for both of the years ended December 31, 2009 and 2008.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                        OTHER POSTRETIREMENT BENEFITS
                                                     ----------------------------------
                                           PENSION              PRESCRIPTION
                                          BENEFITS    GROSS    DRUG SUBSIDIES     NET
                                          --------   -------   --------------   -------
                                                          (IN THOUSANDS)
2010....................................   $ 2,243   $ 2,257        $(500)      $ 1,757
2011....................................   $ 2,540   $ 2,309        $  --       $ 2,309
2012....................................   $ 2,298   $ 2,247        $  --       $ 2,247
2013....................................   $ 2,656   $ 2,262        $  --       $ 2,262
2014....................................   $ 2,436   $ 2,334        $  --       $ 2,334
2015-2019...............................   $14,137   $12,496        $  --       $12,496


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed less than $1 million for each of the years ended December 31, 2009, 2008 and 2007.

13.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NELICO exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

     Statutory net income of NELICO, as filed with the Commonwealth of Massachusetts Division of Insurance, was $111 million, $28 million and $122 million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory capital and surplus, as filed, was $564 million and $469 million at December 31, 2009 and 2008, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  DIVIDEND RESTRICTIONS

     Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as such dividends, when aggregated with all other dividends in the preceding 12 months, do not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2009 and 2008, NELICO paid a dividend of $19 million and $94 million, respectively. During the year ended December 31, 2007, NELICO did not pay a dividend to Metropolitan Life Insurance Company. The maximum amount of dividends which NELICO may pay to Metropolitan Life Insurance Company in 2010 without prior regulatory approval is $84 million.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2009, 2008 and 2007 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2009      2008      2007
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Holding gains (losses) on investments arising during
  the year...........................................  $104      $(77)      $ 1
Income tax effect of holding gains (losses)..........   (38)       27        --
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income.............................    (1)        7        --
  Amortization of premiums and accretion of discounts
     associated with investments.....................    (2)       (1)        1
Income tax effect....................................     1        (2)       (1)
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts.............    (7)        4        --
Income tax effect of allocation of holding (gains)
  losses to other policyholder amounts...............     3        (1)       --
                                                       ----      ----       ---
Net unrealized investment gains (losses), net of
  income tax.........................................    60       (43)        1
Defined benefit plan adjustment, net of income tax...    (4)       (2)       --
                                                       ----      ----       ---
Other comprehensive income (loss)....................  $ 56      $(45)      $ 1
                                                       ====      ====       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                        --------------------------
                                                        2009       2008       2007
                                                        ----      -----      -----
                                                               (IN MILLIONS)
Compensation..........................................  $ 73      $  22      $  54
Commissions...........................................    85        119        154
Amortization of DAC...................................   111        265         97
Capitalization of DAC.................................   (90)      (124)      (136)
Insurance tax.........................................    14         16         16
Agency allowances.....................................    58         76         63
Sub-advisory fees and related expenses................    39        164        169
Other.................................................    86         70         90
                                                        ----      -----      -----
  Total other expenses................................  $376      $ 608      $ 507
                                                        ====      =====      =====



  Amortization and Capitalization of DAC

     See Note 6 for a rollforward of DAC including impacts of amortization and capitalization.

  Affiliated Expenses

     Commissions, amortization of DAC and capitalization of DAC include the impact of affiliated reinsurance transactions.

     See Notes 8 and 15 for discussion of affiliated expenses included in the table above.

15.  RELATED PARTY TRANSACTIONS

     The Company has entered into a master service agreement with Metropolitan Life Insurance Company which provides administrative, accounting, legal and similar services to the Company. Metropolitan Life Insurance Company charged the Company $38 million, $30 million and $18 million, included in other expenses, for services performed under the master service agreement for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $24 million, $14 million and $28 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into marketing and selling agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $1 million, $3 million and $1 million, included in other expenses, for the years ended December 31, 2009, 2008 and 2007, respectively. Also, under these agreements the Company agrees to sell insurance products on behalf of certain affiliates. The Company received fees for this service of $152 million, $98 million and $59 million, included in other expenses, for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into service agreements with MetLife Investors Distribution Company ("MDC"), in which the Company agrees to provide certain administrative services to MDC. MDC agrees to compensate the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company for the administrative services provided in accordance with the terms of the agreements. The Company received fee revenue of $7 million, $5 million and $4 million, included in other revenues, for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into an investment service agreement with several affiliates, in which the Company provides investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the affiliates. Per the agreement, the net profit or loss of the Company is allocated to the affiliates resulting in expenses of $20 million, $80 million and $88 million included in other expense for the years ended December 31, 2009, 2008 and 2007, respectively. In addition, the Company has entered into an investment service agreement with an affiliate in which the affiliate provides investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the Company. Per the agreement, the net profit or loss of the affiliate is allocated to the Company resulting in revenue of $18 million, $6 million and $4 million included in universal life and investment-type product policy fees, for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company had net receivables from affiliates of $7 million and $39 million at December 31, 2009 and 2008, respectively, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 8.

     See Note 3 for additional related party transactions.

16.  SUBSEQUENT EVENT

     The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 financial statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 26, 2010

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  2009       2008
                                                                --------   --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $145,439 and $135,428,
     respectively)............................................  $144,649   $122,229
  Equity securities available-for-sale, at estimated fair
     value (cost: $2,191 and $2,931, respectively)............     2,116      2,298
  Trading securities, at estimated fair value (cost: $451 and
     $281, respectively)......................................       471        277
  Mortgage loans (net of valuation allowances of $594 and
     $244, respectively)......................................    40,620     42,105
  Policy loans................................................     8,099      7,881
  Real estate and real estate joint ventures held-for-
     investment...............................................     5,667      6,205
  Real estate held-for-sale...................................        44         51
  Other limited partnership interests.........................     4,215      4,732
  Short-term investments......................................     3,315      7,598
  Other invested assets.......................................     6,811      9,916
                                                                --------   --------
     Total investments........................................   216,007    203,292
Cash and cash equivalents.....................................     3,347     10,279
Accrued investment income.....................................     2,066      2,079
Premiums and other receivables................................    26,375     28,290
Deferred policy acquisition costs and value of business
  acquired....................................................     9,364     10,871
Current income tax recoverable................................       121         75
Deferred income tax assets....................................     1,094      2,557
Other assets..................................................     4,206      4,517
Separate account assets.......................................    80,377     72,259
                                                                --------   --------
     Total assets.............................................  $342,957   $334,219
                                                                ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Future policy benefits........................................  $ 99,960   $ 98,183
Policyholder account balances.................................    86,590     93,308
Other policyholder funds......................................     5,627      5,483
Policyholder dividends payable................................       761      1,023
Payables for collateral under securities loaned and other
  transactions................................................    14,662     18,649
Short-term debt...............................................       319        414
Long-term debt................................................     3,502      2,722
Other liabilities.............................................    33,690     29,350
Separate account liabilities..................................    80,377     72,259
                                                                --------   --------
     Total liabilities........................................   325,488    321,391
                                                                --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)

STOCKHOLDER'S EQUITY:
Metropolitan Life Insurance Company stockholder's equity:
  Common stock, par value $0.01 per share; 1,000,000,000
     shares authorized; 494,466,664 shares issued and
     outstanding at both December 31, 2009 and 2008...........         5          5
  Additional paid-in capital..................................    14,438     14,437
  Retained earnings...........................................     4,817      7,298
  Accumulated other comprehensive loss........................    (2,082)    (8,995)
                                                                --------   --------
     Total Metropolitan Life Insurance Company stockholder's
       equity.................................................    17,178     12,745
Noncontrolling interests......................................       291         83
                                                                --------   --------
     Total equity.............................................    17,469     12,828
                                                                --------   --------
     Total liabilities and stockholder's equity...............  $342,957   $334,219
                                                                ========   ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                           2009      2008      2007
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $18,629   $18,444   $16,435
Universal life and investment-type product policy
  fees.................................................    2,067     2,285     2,246
Net investment income..................................   10,190    11,116    12,576
Other revenues.........................................    1,739     1,882       934
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities........................................   (1,521)     (787)      (38)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive
     loss..............................................      623        --        --
  Other net investment gains (losses), net.............   (5,197)    4,259      (249)
                                                         -------   -------   -------
     Total net investment gains (losses)...............   (6,095)    3,472      (287)
                                                         -------   -------   -------
       Total revenues..................................   26,530    37,199    31,904
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   20,662    20,699    18,275
Interest credited to policyholder account balances.....    2,669     3,181     3,515
Policyholder dividends.................................    1,612     1,716     1,687
Other expenses.........................................    6,009     6,578     5,042
                                                         -------   -------   -------
     Total expenses....................................   30,952    32,174    28,519
                                                         -------   -------   -------
Income (loss) from continuing operations before
  provision for income tax.............................   (4,422)    5,025     3,385
Provision for income tax expense (benefit).............   (1,890)    1,650     1,082
                                                         -------   -------   -------
Income (loss) from continuing operations, net of income
  tax..................................................   (2,532)    3,375     2,303
Income (loss) from discontinued operations, net of
  income tax...........................................       10      (191)      325
                                                         -------   -------   -------
     Net income (loss).................................   (2,522)    3,184     2,628
Less: Net income (loss) attributable to noncontrolling
  interests............................................       (5)       97       196
                                                         -------   -------   -------
Net income (loss) attributable to Metropolitan Life
  Insurance Company....................................  $(2,517)  $ 3,087   $ 2,432
                                                         =======   =======   =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                  (IN MILLIONS)


                                                                           ACCUMULATED OTHER
                                                                      COMPREHENSIVE INCOME (LOSS)
                                                         ----------------------------------------------------
                                                                                                                    TOTAL
                                                                                                                METROPOLITAN
                                                               NET                      FOREIGN      DEFINED   LIFE INSURANCE
                                   ADDITIONAL              UNREALIZED     OTHER-THAN    CURRENCY     BENEFIT       COMPANY
                           COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY   TRANSLATION     PLANS     STOCKHOLDER'S
                            STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS  ADJUSTMENTS  ADJUSTMENT      EQUITY
                           ------  ----------  --------  --------------  -----------  -----------  ----------  --------------
Balance at December 31,
  2008 (Note 1)..........    $5      $14,437    $ 7,298      $(7,701)       $  --         $143       $(1,437)      $12,745
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                            36                       (36)
Capital contributions
  from MetLife, Inc.
  (Note 15)..............                  3                                                                             3
Excess tax liabilities
  related to stock-based
  compensation...........                 (2)                                                                           (2)
Change in equity of
  noncontrolling
  interests..............
Comprehensive income
  (loss):
  Net loss...............                        (2,517)                                                            (2,517)
  Other comprehensive
     income (loss):
     Unrealized gains
       (losses) on
       derivative
       instruments, net
       of income tax.....                                       (162)                                                 (162)
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax....                                      7,598         (305)                                   7,293
     Foreign currency
       translation
       adjustments, net
       of income tax.....                                                                  (92)                        (92)
     Defined benefit
       plans adjustment,
       net of income
       tax...............                                                                                (90)          (90)
                                                                                                                   -------
       Other
          comprehensive
          income (loss)..                                                                                            6,949
                                                                                                                   -------
  Comprehensive income
     (loss)..............                                                                                            4,432
                             --      -------    -------      -------        -----         ----       -------       -------
Balance at December 31,
  2009...................    $5      $14,438    $ 4,817      $  (265)       $(341)        $ 51       $(1,527)      $17,178
                             ==      =======    =======      =======        =====         ====       =======       =======

                           NONCONTROLLING   TOTAL
                              INTERESTS     EQUITY
                           --------------  -------
Balance at December 31,
  2008 (Note 1)..........       $ 83       $12,828
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....
Capital contributions
  from MetLife, Inc.
  (Note 15)..............                        3
Excess tax liabilities
  related to stock-based
  compensation...........                       (2)
Change in equity of
  noncontrolling
  interests..............        218           218
Comprehensive income
  (loss):
  Net loss...............         (5)       (2,522)
  Other comprehensive
     income (loss):
     Unrealized gains
       (losses) on
       derivative
       instruments, net
       of income tax.....                     (162)
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax....         (5)        7,288
     Foreign currency
       translation
       adjustments, net
       of income tax.....                      (92)
     Defined benefit
       plans adjustment,
       net of income
       tax...............                      (90)
                                ----       -------
       Other
          comprehensive
          income (loss)..         (5)        6,944
                                ----       -------
  Comprehensive income
     (loss)..............        (10)        4,422
                                ----       -------
Balance at December 31,
  2009...................       $291       $17,469
                                ====       =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2008

                                  (IN MILLIONS)


                                                                                      ACCUMULATED OTHER
                                                                                 COMPREHENSIVE INCOME (LOSS)
                                                                           ---------------------------------------
                                                                                                                         TOTAL
                                                                                                                     METROPOLITAN
                                                                                 NET         FOREIGN      DEFINED   LIFE INSURANCE
                                                     ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT       COMPANY
                                             COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS     STOCKHOLDER'S
                                              STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT      EQUITY
                                             ------  ----------  --------  --------------  -----------  ----------  --------------
Balance at December 31, 2007 (Note 1)......    $5      $14,426    $ 5,529      $ 1,342        $ 283       $  (284)     $ 21,301
Treasury stock transactions, net -- by
  subsidiary...............................                (11)                                                             (11)
  Capital contributions from MetLife, Inc.
     (Note 15).............................                 13                                                               13
  Excess tax benefits related to stock-
     based compensation....................                  9                                                                9
  Dividends of interests in subsidiary
     (Note 2)..............................                        (1,318)                                               (1,318)
  Dividends on subsidiary common stock.....
  Change in equity of noncontrolling
     interests.............................
Comprehensive income (loss):
  Net income...............................                         3,087                                                 3,087
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax..........................                                        272                                      272
     Unrealized investment gains (losses),
       net of related offsets and income
       tax.................................                                     (9,315)                                  (9,315)
     Foreign currency translation
       adjustments, net of income tax......                                                    (140)                       (140)
     Defined benefit plans adjustment, net
       of income tax.......................                                                                (1,153)       (1,153)
                                                                                                                       --------
     Other comprehensive income (loss).....                                                                             (10,336)
                                                                                                                       --------
  Comprehensive income (loss)..............                                                                              (7,249)
                                               --      -------    -------      -------        -----       -------      --------
Balance at December 31, 2008 (Note 1)......    $5      $14,437    $ 7,298      $(7,701)       $ 143       $(1,437)     $ 12,745
                                               ==      =======    =======      =======        =====       =======      ========

                                             NONCONTROLLING INTERESTS
                                             ------------------------
                                             DISCONTINUED  CONTINUING    TOTAL
                                              OPERATIONS   OPERATIONS   EQUITY
                                             ------------  ----------  --------
Balance at December 31, 2007 (Note 1)......     $ 1,534       $162     $ 22,997
Treasury stock transactions, net -- by
  subsidiary...............................                                 (11)
  Capital contributions from MetLife, Inc.
     (Note 15).............................                                  13
  Excess tax benefits related to stock-
     based compensation....................                                   9
  Dividends of interests in subsidiary
     (Note 2)..............................                              (1,318)
  Dividends on subsidiary common stock.....          34                      34
  Change in equity of noncontrolling
     interests.............................      (1,409)       (82)      (1,491)
Comprehensive income (loss):
  Net income...............................          94          3        3,184
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax..........................                                 272
     Unrealized investment gains (losses),
       net of related offsets and income
       tax.................................        (150)                 (9,465)
     Foreign currency translation
       adjustments, net of income tax......        (107)                   (247)
     Defined benefit plans adjustment, net
       of income tax.......................           4                  (1,149)
                                                -------       ----     --------
     Other comprehensive income (loss).....        (253)        --      (10,589)
                                                -------       ----     --------
  Comprehensive income (loss)..............        (159)         3       (7,405)
                                                -------       ----     --------
Balance at December 31, 2008 (Note 1)......     $    --       $ 83     $ 12,828
                                                =======       ====     ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

         CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY -- (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2007

                                  (IN MILLIONS)


                                                                                       ACCUMULATED OTHER
                                                                                  COMPREHENSIVE INCOME (LOSS)
                                                                            ---------------------------------------
                                                                                                                          TOTAL
                                                                                                                      METROPOLITAN
                                                                                  NET         FOREIGN      DEFINED   LIFE INSURANCE
                                                      ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT       COMPANY
                                              COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS     STOCKHOLDER'S
                                               STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT      EQUITY
                                              ------  ----------  --------  --------------  -----------  ----------  --------------
Balance at December 31, 2006 (Note 1).......    $5      $14,343    $3,812       $1,696          $144        $(808)       $19,192
Cumulative effect of changes in accounting
  principles, net of income tax (Note 1)....                         (215)                                                  (215)
                                                --      -------    ------       ------          ----        -----        -------
Balance at January 1, 2007 (Note 1).........     5       14,343     3,597        1,696           144         (808)        18,977
Treasury stock transactions, net -- by
  subsidiary................................                 10                                                               10
Capital contributions from MetLife, Inc.
  (Note 15).................................                  7                                                                7
Excess proceeds received on sale of
  interests in affiliate (Note 15)..........                 30                                                               30
Excess tax benefits related to stock-based
  compensation..............................                 36                                                               36
Dividends on common stock...................                         (500)                                                  (500)
Dividends on subsidiary common stock........
Change in equity of noncontrolling
  interests.................................
Comprehensive income (loss):
  Net income................................                        2,432                                                  2,432
  Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
       instruments, net of income tax.......                                       (15)                                      (15)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax..................................                                      (339)                                     (339)
     Foreign currency translation
       adjustments, net of income tax.......                                                     139                         139
     Defined benefit plans adjustment, net
       of income tax........................                                                                  524            524
                                                                                                                         -------
     Other comprehensive income (loss)......                                                                                 309
                                                                                                                         -------
  Comprehensive income (loss)...............                                                                               2,741
                                                --      -------    ------       ------          ----        -----        -------
Balance at December 31, 2007 (Note 1).......    $5      $14,426    $5,529       $1,342          $283        $(284)       $21,301
                                                ==      =======    ======       ======          ====        =====        =======

                                              NONCONTROLLING INTERESTS
                                              ------------------------
                                              DISCONTINUED  CONTINUING   TOTAL
                                               OPERATIONS   OPERATIONS   EQUITY
                                              ------------  ----------  -------
Balance at December 31, 2006 (Note 1).......     $1,347        $169     $20,708
Cumulative effect of changes in accounting
  principles, net of income tax (Note 1)....        (11)                   (226)
                                                 ------        ----     -------
Balance at January 1, 2007 (Note 1).........      1,336         169      20,482
Treasury stock transactions, net -- by
  subsidiary................................                                 10
Capital contributions from MetLife, Inc.
  (Note 15).................................                                  7
Excess proceeds received on sale of
  interests in affiliate (Note 15)..........                                 30
Excess tax benefits related to stock-based
  compensation..............................                                 36
Dividends on common stock...................                               (500)
Dividends on subsidiary common stock........        (34)                    (34)
Change in equity of noncontrolling
  interests.................................         42         (62)        (20)
Comprehensive income (loss):
  Net income................................        141          55       2,628
  Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
       instruments, net of income tax.......                                (15)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax..................................         (8)                   (347)
     Foreign currency translation
       adjustments, net of income tax.......         56                     195
     Defined benefit plans adjustment, net
       of income tax........................          1                     525
                                                 ------        ----     -------
     Other comprehensive income (loss)......         49                     358
                                                 ------        ----     -------
  Comprehensive income (loss)...............        190          55       2,986
                                                 ------        ----     -------
Balance at December 31, 2007 (Note 1).......     $1,534        $162     $22,997
                                                 ======        ====     =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)


                                                              2009       2008       2007
                                                            --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).........................................  $ (2,522)  $  3,184   $  2,628
Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:
  Depreciation and amortization expenses..................       381        258        368
  Amortization of premiums and accretion of discounts
     associated with investments, net.....................      (715)      (660)      (592)
  (Gains) losses from sales of investments and businesses,
     net..................................................     6,081     (2,868)       420
  Undistributed equity earnings of real estate joint
     ventures and other limited partnership interests.....       716        524       (433)
  Interest credited to policyholder account balances......     2,669      3,289      3,777
  Universal life and investment-type product policy fees..    (2,067)    (2,285)    (2,246)
  Change in accrued investment income.....................        14        316       (201)
  Change in premiums and other receivables................      (507)    (1,734)       228
  Change in deferred policy acquisition costs, net........      (441)      (100)      (598)
  Change in insurance-related liabilities.................     2,582      5,117      4,022
  Change in trading securities............................      (165)        74        188
  Change in income tax recoverable (payable)..............    (2,340)       630        715
  Change in other assets..................................       (10)     2,828       (232)
  Change in other liabilities.............................     3,330      1,730     (1,505)
  Other, net..............................................        85        161         51
                                                            --------   --------   --------
Net cash provided by operating activities.................     7,091     10,464      6,590
                                                            --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturity securities...............................    41,437     68,089     73,576
  Equity securities.......................................     1,030      2,140      1,265
  Mortgage loans..........................................     4,589      5,238      8,085
  Real estate and real estate joint ventures..............        30        159        503
  Other limited partnership interests.....................       751        404        764
Purchases of:
  Fixed maturity securities...............................   (51,066)   (56,251)   (73,375)
  Equity securities.......................................      (544)    (1,094)    (2,204)
  Mortgage loans..........................................    (3,231)    (8,819)   (11,891)
  Real estate and real estate joint ventures..............      (318)    (1,071)    (1,369)
  Other limited partnership interests.....................      (585)    (1,163)    (1,459)
Net change in short-term investments......................     4,268     (6,967)       582
Sales of businesses.......................................        --         (4)        25
Dividend of subsidiary....................................        --       (270)        --
Excess proceeds received on sale of interests in
  affiliate...............................................        --         --         30
Net change in other invested assets.......................      (687)    (1,831)    (1,587)
Net change in policy loans................................      (218)      (193)      (149)
Net change in property, equipment and leasehold
  improvements............................................      (109)      (171)       (88)
Other, net................................................         1         --         22
                                                            --------   --------   --------
Net cash used in investing activities.....................  $ (4,652)  $ (1,804)  $ (7,270)
                                                            --------   --------   --------


        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                              2009       2008       2007
                                                            --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................  $ 51,313   $ 58,338   $ 39,125
     Withdrawals..........................................   (57,182)   (48,818)   (34,135)
  Net change in payables for collateral under securities
     loaned and other transactions........................    (3,987)   (10,303)    (3,167)
  Net change in short-term debt...........................       (95)        57       (476)
  Long-term debt issued...................................     1,205         27      1,705
  Long-term debt repaid...................................      (737)       (21)      (894)
  Shares subject to mandatory redemption..................        --         --       (131)
  Debt issuance costs.....................................        --         --         (8)
  Capital contribution from MetLife, Inc. ................        --         --          7
  Dividends on common stock...............................        --         --       (500)
  Excess tax benefits from share-based payment
     arrangements.........................................        --          8         30
  Other, net..............................................       112         --         --
                                                            --------   --------   --------
Net cash (used in) provided by financing activities.......    (9,371)      (712)     1,556
                                                            --------   --------   --------
Change in cash and cash equivalents.......................    (6,932)     7,948        876
Cash and cash equivalents, beginning of year..............    10,279      2,331      1,455
                                                            --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $  3,347   $ 10,279   $  2,331
                                                            ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year.......................................  $     --   $    404   $    164
                                                            ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END
  OF YEAR.................................................  $     --   $     --   $    404
                                                            ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year.......................................  $ 10,279   $  1,927   $  1,291
                                                            ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END
  OF YEAR.................................................  $  3,347   $ 10,279   $  1,927
                                                            ========   ========   ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid during the year for:
  Interest................................................  $    166   $    268   $    332
                                                            ========   ========   ========
  Income tax..............................................  $    285   $    494   $  1,010
                                                            ========   ========   ========
Non-cash transactions during the year:
  Dividend of subsidiary:
  Assets disposed.........................................  $     --   $ 22,135   $     --
  Liabilities disposed....................................        --    (20,689)        --
                                                            --------   --------   --------
  Net assets disposed.....................................        --      1,446         --
  Cash disposed...........................................        --        270         --
  Dividend of interests in subsidiary.....................        --     (1,318)        --
                                                            --------   --------   --------
  Loss on dividend of interests in subsidiary.............  $     --   $    398   $     --
                                                            ========   ========   ========
  Purchase money mortgages on real estate sale............  $     93   $     --   $     --
                                                            ========   ========   ========
  Fixed maturity securities received in connection with
     insurance contract commutation.......................  $     --   $    115   $     --
                                                            ========   ========   ========
  Capital contribution from MetLife, Inc. ................  $      3   $     13   $     --
                                                            ========   ========   ========
  Real estate acquired in satisfaction of debt............  $    209   $     --   $     --
                                                            ========   ========   ========
  Issuance of secured demand note collateral agreement....  $     --   $     25   $     --
                                                            ========   ========   ========
  Long-term debt issued to MetLife, Inc. in exchange for
     fixed maturity securities............................  $    300   $     --   $     --
                                                            ========   ========   ========





        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

     During 2009, the Company realigned its former institutional and individual businesses into three operating segments: Insurance Products, Retirement Products and Corporate Benefit Funding. The segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. In addition, the Company has Corporate & Other, which is comprised of other business activities. See Note 17 for further business segment information.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

     The Company adopted revised guidance on the accounting for noncontrolling interests in the consolidated financial statements, effective January 1, 2009, which requires retrospective reclassification for all periods presented of noncontrolling interests (formerly called minority interests) to the equity section of the balance sheet, and change in presentation of net income (loss) in the consolidated cash flows to include the portion of net income (loss) attributable to noncontrolling interests with a corresponding reduction in other operating activities. These consolidated financial statements present retrospective changes required under this revised guidance for the periods prior to the adoption as of January 1, 2009. For the impact for the years ended December 31, 2008 and 2007 refer to " Adoption of New Accounting
Pronouncements -- Business Combinations and Noncontrolling Interests."

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2009 presentation. See
Note 18 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB Accounting Standards Codification ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification changed the referencing and organization of accounting guidance without modification of existing GAAP. Since it did not modify existing GAAP, Codification did not have any impact on the Company's financial condition or results of operations. On the effective date of Codification, substantially all existing non-SEC accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying consolidated financial statements.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

  Investments

     The accounting policies for the Company's principal investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or amortized cost recovers; (vii) with respect to equity securities, whether the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost; (viii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and
     (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted new guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "Adoption of New Accounting Pronouncements -- Financial Instruments." The new guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded as other comprehensive income (loss). There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          Prior to the adoption of the new OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost basis. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, some of which are classified as fixed maturity securities and some of which are classified as non-redeemable preferred stock within equity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          Upon adoption of the new OTTI guidance, the Company's methodology and significant inputs used to determine the amount of the credit loss are as follows:

     (i) The Company calculates the recovery value of fixed maturity securities by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

     (ii) When determining the collectability and the period over which the fixed maturity security is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

     (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on fixed maturity securities. These investments are generally made through structured notes and similar

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their investment income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses). In addition, the Company has invested in certain structured transactions that are VIEs. These structured transactions include reinsurance trusts, asset-backed securitizations, hybrid securities, joint ventures, limited partnerships and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities which are presented separately and short sale agreement liabilities, which are included in other liabilities, are recorded at estimated fair value, with subsequent changes in estimated fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, loan specific valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. The Company also establishes allowances for loan losses for pools of loans with similar characteristics, such as mortgage loans based on similar property types, similar loan-to-value, or similar debt service coverage ratio factors when, based on past experience, it is probable that a credit event has occurred and the amount of the loss can be reasonably estimated. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to accrue for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded in accordance with the loan agreement as a reduction of principal and/or as interest income. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Certain mortgage loans previously designated as held-for-investment have been designated as held-for-sale to reflect a change in the Company's intention as it relates to holding such loans. At the time of transfer, such loans are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. Amortized cost is determined in the same manner as for mortgage loans held-for-investment described above. The amount by which amortized cost exceeds estimated fair value less expected disposition costs is accounted for as a valuation allowance. Changes in such valuation allowance are recognized in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has significant influence or more than a 20% interest. For certain real estate joint ventures the Company records its share of earnings using a three-month lag methodology for all instances where the timely financial information is available and the contractual right exists to receive such financial information. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, tax credit partnerships, funds withheld and investments in insurance enterprise joint ventures.

          Freestanding derivatives with positive estimated fair values are described in the derivatives accounting policy which follows.

          Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

          Loans to affiliates, some of which are regulated, are carried at amortized cost and are used by the affiliates to assist in meeting their capital requirements.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are also accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for on the equity method.

     The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

     When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include:

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     Certain mortgage loans have also been designated as held-for-sale which are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. For these loans, estimated fair value is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the estimated fair value of the underlying collateral estimated using internal models.

     Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

     The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

     The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities, certain structured investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The accounting rules for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The primary beneficiary is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

     When assessing the expected losses to determine the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as hybrid securities, joint ventures, limited partnerships and limited liability companies, the Company takes into consideration the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual and implied rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses) except for those in net investment income for economic hedges of equity method investment in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact in the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.5 billion and $1.4 billion at December 31, 2009 and 2008, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $804 million and $720 million at December 31, 2009 and 2008, respectively. Related depreciation and amortization expense was $111 million, $111 million and $105 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.3 billion and $1.2 billion at December 31, 2009 and 2008, respectively. Accumulated amortization of capitalized software was $983 million and $862 million at December 31, 2009 and 2008, respectively. Related amortization expense was $125 million, $117 million and $97 million for the years ended December 31, 2009, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions and agency and policy issuance expenses. Value of business acquired ("VOBA") is an intangible asset that represents the present value of future profits embedded in acquired insurance annuity and investment -- type contracts. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts (dividend paying traditional contracts within the closed block) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful life ranging from 10 to 30 years and such amortization is included in other expenses. Each year the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill is recognized as an impairment and recorded as a charge against net income.

     In performing its goodwill impairment tests, when management believes meaningful comparable market data are available, the estimated fair values of the reporting units are determined using a market multiple approach. When relevant comparables are not available, the Company uses a discounted cash flow model. For reporting units which are particularly sensitive to market assumptions, such as the retirement products and individual life reporting units, the Company may corroborate its estimated fair values by using additional valuation methodologies.

     The key inputs, judgments and assumptions necessary in determining estimated fair value include current book value (with and without accumulated other comprehensive income), the level of economic capital required to support the mix of business, long term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate management believes appropriate to the risk associated with the respective reporting unit.

     Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods.

     During the 2009 impairment tests of goodwill, management concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. However, management continues

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     See Note 7 for further consideration of goodwill impairment testing during 2009.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 7%.

     Participating business represented approximately 6% and 8% of the Company's life insurance in-force, and 16% and 17% of the number of life insurance policies in-force, at December 31, 2009 and 2008, respectively. Participating policies represented approximately 33% and 34%, 32% and 33%, and 36% and 36% of gross and net life insurance premiums for the years ended December 31, 2009, 2008 and 2007, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The fair values for these embedded derivatives are then estimated based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt, as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 17%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Income Taxes

     The Company joins with MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii) future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 12) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. At December 31, 2008, virtually all the obligations were calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The expected postretirement plan benefit obligations ("EPBO") represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligation ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

     As more fully described in Note 15, MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted new OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $36 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $59 million, net of policyholder related amounts of $4 million and net of deferred income taxes of $19 million, resulting in the net cumulative effect adjustment of $36 million. The increase in the amortized cost basis of fixed maturity securities of $59 million by sector was as follows: $25 million -- ABS, $25 million -- RMBS and $9 million -- U.S. corporate securities.

     As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $566 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

     The following new pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted new guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted new guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Effective January 1, 2008, the Company adopted new guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This new guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this new guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance. As a result of its implementation, total equity at December 31, 2008 and 2007 increased by $83 million and $1,696 million, respectively, representing noncontrolling interests with an offsetting impact to other liabilities and total liabilities, as a result of the elimination of minority interests. Also as a result of the adoption, income from continuing operations increased by $97 million and $196 million for the years ended December 31, 2008 and 2007, respectively, with the corresponding increase in net income attributable to noncontrolling interests for the years ended December 31, 2008 and 2007.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2009, the Company adopted prospectively new guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2008, the Company adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $13 million ($8 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of operations where it was presented in the respective statement of operations caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. The Company provided all of the material disclosures in Note 5.

     In February 2007, the FASB issued guidance related to the fair value option for financial assets and financial liabilities. This guidance permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective April 1, 2009, the Company adopted new guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements. This adoption did not have any other material impact on the Company's consolidated financial statements.

     The following new pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - Effective September 30, 2008, the Company adopted new guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective December 31, 2009, the Company adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted new guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2009, the Company adopted new guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively new guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted new guidance relating to disclosures by public entities about transfers of financial assets and interests in VIEs. This guidance requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in VIEs. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest in the VIE or is its sponsor. The Company provided all of the material disclosures in its consolidated financial statements.

     Effective January 1, 2007, the Company adopted new guidance on income taxes. This guidance clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. It requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. As a result of the implementation, the Company recognized an $18 million increase in the liability for unrecognized tax benefits and a $16 million decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $13 million, net of $11 million of noncontrolling interests.

     Effective January 1, 2007, the Company adopted new guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in guidance relating to accounting and reporting by insurance enterprises for long-duration contracts and for realized gains and losses from the sale of investments. As a result of the adoption of the new guidance, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed. The adoption of this guidance resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption, DAC on such contracts is to be amortized over the rate reset period. The impact as of January 1, 2007 was a cumulative effect adjustment of $202 million, net of income tax of $116 million, which was recorded as a reduction to retained earnings.

     The following new pronouncement had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2008, the Company prospectively adopted new guidance on the sale of real estate when the agreement includes a buy-sell clause. This guidance addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity and concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In January 2010, the FASB issued new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3 (Accounting Standards Update ("ASU") 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements). In addition, this guidance provides clarification of existing disclosure requirements about (a) level of disaggregation and (b) inputs and valuation techniques. The update is effective for the first quarter of 2010. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In June 2009, the FASB issued additional guidance related to financial instrument transfers (ASU 2009-16, Transfers and Servicing (Topic 860):
Accounting for Transfers of Financial Assets) and evaluation of VIEs for consolidation (ASU 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities). The guidance is effective for the first quarter of 2010:

     - The financial instrument transfer guidance eliminates the concept of a "QSPE," eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also requires additional disclosures about transfers of financial assets, including securitized transactions, as well as a company's continuing involvement in transferred financial assets. The Company does not expect the adoption of the new guidance to have a material impact on the Company's consolidated financial statements.

     - The consolidation guidance relating to VIEs changes the determination of the primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. The guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements. Subsequently, this guidance was indefinitely deferred for an interest in an entity that has the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies (ASU 2010-10, Consolidation (Topic 810): Amendments to Statement 167 for Certain Investment Funds). The Company does not expect the adoption of the new guidance to have a material impact on the Company's consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

  2008 DISPOSITION

     In September 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). In connection with this transaction, General American Life Insurance Company ("GALIC") dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. Metropolitan Life Insurance Company, through its investment in GALIC, retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they have been classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The carrying value will be adjusted to fair value at each subsequent reporting date. The Company has agreed to dispose of the remaining shares of RGA within the next five years. In connection with the Company's agreement to dispose of the remaining shares, the Company also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA.

     The impact of the disposition of the Company's investment in RGA is reflected in the Company's consolidated financial statements as discontinued operations.

  OTHER ACQUISITIONS AND DISPOSITIONS

     See Note 15 for information on the contribution from MetLife, Inc. in the form of intangible assets related to VOCRA from a 2008 acquisition by MetLife, Inc.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  2009 DISPOSITION THROUGH ASSUMPTION REINSURANCE

     On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below at December 31, 2009 include the noncredit loss component of OTTI loss:

                                                                  DECEMBER 31, 2009
                                                ----------------------------------------------------
                                                               GROSS UNREALIZED
                                                 COST OR   -----------------------  ESTIMATED
                                                AMORTIZED          TEMPORARY  OTTI     FAIR     % OF
                                                   COST     GAIN      LOSS    LOSS    VALUE    TOTAL
                                                ---------  ------  ---------  ----  ---------  -----
                                                                    (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.....................   $ 48,650  $2,179    $1,752   $  9   $ 49,068   33.9%
RMBS..........................................     31,810     899     1,303    421     30,985   21.4
Foreign corporate securities..................     24,367   1,469       836      3     24,997   17.3
U.S. Treasury, agency and government
  guaranteed securities (1)...................     16,399     681       678     --     16,402   11.3
CMBS..........................................     11,393     124       746     --     10,771    7.5
ABS...........................................      7,892     102       682    141      7,171    5.0
State and political subdivision securities....      2,827      53       146     --      2,734    1.9
Foreign government securities.................      2,101     467        47     --      2,521    1.7
                                                 --------  ------    ------   ----   --------  -----
  Total fixed maturity securities (2), (3)....   $145,439  $5,974    $6,190   $574   $144,649  100.0%
                                                 ========  ======    ======   ====   ========  =====
EQUITY SECURITIES:
Common stock..................................   $  1,076  $   58    $    4   $ --   $  1,130   53.4%
Non-redeemable preferred stock (2)............      1,115      54       183     --        986   46.6
                                                 --------  ------    ------   ----   --------  -----
  Total equity securities (4).................   $  2,191  $  112    $  187   $ --   $  2,116  100.0%
                                                 ========  ======    ======   ====   ========  =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31, 2008
                                                  --------------------------------------------
                                                                  GROSS
                                                   COST OR      UNREALIZED    ESTIMATED
                                                  AMORTIZED  ---------------     FAIR     % OF
                                                     COST     GAIN     LOSS     VALUE    TOTAL
                                                  ---------  ------  -------  ---------  -----
                                                                  (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.......................   $ 49,334  $  770  $ 6,352   $ 43,752   35.8%
RMBS............................................     25,659     539    3,145     23,053   18.9
Foreign corporate securities....................     23,898     435    4,109     20,224   16.5
U.S. Treasury, agency and government guaranteed
  securities (1)................................     12,884   3,052       --     15,936   13.0
CMBS............................................     11,502      11    2,436      9,077    7.4
ABS.............................................      8,490      14    2,193      6,311    5.2
Foreign government securities...................      2,436     464      125      2,775    2.3
State and political subdivision securities......      1,225      31      155      1,101    0.9
                                                   --------  ------  -------   --------  -----
  Total fixed maturity securities (2), (3)......   $135,428  $5,316  $18,515   $122,229  100.0%
                                                   ========  ======  =======   ========  =====
EQUITY SECURITIES:
Common stock....................................   $  1,358  $   29  $    96   $  1,291   56.2%
Non-redeemable preferred stock (2)..............      1,573       1      567      1,007   43.8
                                                   --------  ------  -------   --------  -----
  Total equity securities (4)...................   $  2,931  $   30  $   663   $  2,298  100.0%
                                                   ========  ======  =======   ========  =====



--------

   (1) The Company has classified within the U.S. Treasury, agency and government guaranteed securities caption certain corporate fixed maturity securities issued by U.S. financial institutions that were guaranteed by the Federal Deposit Insurance Corporation ("FDIC") pursuant to the FDIC's Temporary Liquidity Guarantee Program ("FDIC Program") of $51 million and $2 million at estimated fair value with unrealized gains (losses) of less than $1 million and less than ($1) million at December 31, 2009 and 2008, respectively.

   (2) At time of acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature, as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." The following table presents the perpetual hybrid securities held by the Company at:

                                                                                 DECEMBER 31,
                                                                            ---------------------
                                                                               2009        2008
                              CLASSIFICATION                                ---------   ---------
-------------------------------------------------------------------------   ESTIMATED   ESTIMATED
CONSOLIDATED BALANCE                                                           FAIR        FAIR
SHEETS                        SECTOR TABLE            PRIMARY ISSUERS         VALUE       VALUE
------------------------  --------------------   ------------------------   ---------   ---------
                                                                                (IN MILLIONS)
                          Non-redeemable         Non-U.S. financial
Equity securities         preferred stock        institutions                 $  699      $  885
                          Non-redeemable         U.S. financial
Equity securities         preferred stock        institutions                 $  191      $  122
Fixed maturity            Foreign corporate      Non-U.S. financial
  securities              securities             institutions                 $1,785      $1,426
Fixed maturity            U.S. corporate         U.S. financial
  securities              securities             institutions                 $   38      $    7


--------

   (3) The Company held $1,769 million and $1,495 million at estimated fair value of redeemable preferred stock which have stated maturity dates at December 31, 2009 and 2008, respectively. These securities, commonly

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       referred to as "capital securities", are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are included in the U.S. corporate securities sector within fixed maturity securities.

   (4) Equity securities primarily consist of investments in common and preferred stocks, including certain perpetual hybrid securities and mutual fund interests. Privately held equity securities represented $810 million and $891 million at estimated fair value at December 31, 2009 and 2008, respectively.

     The Company held foreign currency derivatives with notional amounts of $7.5 billion and $7.3 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2009 and 2008, respectively.

     The following table presents selected information about certain fixed maturity securities held by the Company at:

                                                                   DECEMBER 31,
                                                                 ----------------
                                                                   2009     2008
                                                                 -------   ------
                                                                   (IN MILLIONS)
Below-investment grade or non-rated fixed maturity securities
  (1):
  Estimated fair value.........................................  $13,438   $8,383
  Net unrealized loss..........................................  $ 1,804   $3,275
Non-income producing fixed maturity securities (1):
  Estimated fair value.........................................  $   120   $   59
  Net unrealized loss..........................................  $    12   $   17
Fixed maturity securities credit enhanced by financial
  guarantor insurers -- by sector -- at estimated fair value:
  U.S. corporate securities....................................  $ 1,278   $1,463
  ABS..........................................................      484      515
  State and political subdivision securities...................      430      426
  RMBS.........................................................       29       34
                                                                 -------   ------
     Total fixed maturity securities credit enhanced by
       financial guarantor insurers............................  $ 2,221   $2,438
                                                                 =======   ======
Ratings of the financial guarantor insurers providing the
  credit enhancement:
  Portion rated Aa/AA..........................................       14%      11%
                                                                 =======   ======
  Portion rated A..............................................       --%      --%
                                                                 =======   ======
  Portion rated Baa/BBB........................................       42%      74%
                                                                 =======   ======



--------

   (1) Based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners ("NAIC"), with the exception of non-agency RMBS held by the Company's insurance subsidiaries. Non-agency RMBS held by the Company's insurance subsidiaries at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government, certain U.S. government agencies and certain securities guaranteed by the U.S. government. The Company's holdings in U.S. Treasury, agency and government guaranteed fixed maturity securities at estimated fair value were $16.4 billion and $15.9 billion at December 31, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 1% of total investments. The tables below present the major industry types that comprise the corporate fixed maturity securities holdings, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2009                2008
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                  (IN MILLIONS)
Corporate fixed maturity securities -- by industry
  type:
  Foreign (1).....................................   $24,997     33.7%   $20,224     31.6%
  Industrial......................................    12,339     16.6     10,240     16.0
  Consumer........................................    11,456     15.5      9,120     14.3
  Utility.........................................    10,372     14.0      8,798     13.8
  Finance.........................................     8,658     11.7      9,660     15.1
  Communications..................................     4,273      5.8      3,810      5.9
  Other...........................................     1,970      2.7      2,124      3.3
                                                     -------    -----    -------    -----
     Total........................................   $74,065    100.0%   $63,976    100.0%
                                                     =======    =====    =======    =====



--------

   (1) Includes U.S. Dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity security investments.

                                                                  DECEMBER 31,
                                               -------------------------------------------------
                                                         2009                      2008
                                               -----------------------   -----------------------
                                               ESTIMATED                 ESTIMATED
                                                  FAIR      % OF TOTAL      FAIR      % OF TOTAL
                                                 VALUE     INVESTMENTS     VALUE     INVESTMENTS
                                               ---------   -----------   ---------   -----------
                                                                 (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer........    $  753        0.3%        $  992        0.5%
  Holdings in ten issuers with the largest
     exposures...............................    $5,363        2.5%        $6,185        3.0%

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2009                2008
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                (IN MILLIONS)
By security type:
  Collateralized mortgage obligations.............   $17,051     55.0%   $17,343     75.2%
  Pass-through securities.........................    13,934     45.0      5,710     24.8
                                                     -------    -----    -------    -----
     Total RMBS...................................   $30,985    100.0%   $23,053    100.0%
                                                     =======    =====    =======    =====
By risk profile:
  Agency..........................................   $23,415     75.6%   $15,268     66.2%
  Prime...........................................     4,613     14.9      5,443     23.6
  Alternative residential mortgage loans..........     2,957      9.5      2,342     10.2
                                                     -------    -----    -------    -----
     Total RMBS...................................   $30,985    100.0%   $23,053    100.0%
                                                     =======    =====    =======    =====
Portion rated Aaa/AAA (1).........................   $25,316     81.7%   $21,321     92.5%
                                                     =======    =====    =======    =====
Portion rated NAIC 1 (2)..........................   $27,305     88.1%   $22,037     95.6%
                                                     =======    =====    =======    =====



--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS held by the Company's insurance subsidiaries. Non-agency RMBS held by the Company's insurance subsidiaries at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. During 2009, there were significant ratings downgrades from investment grade to below investment grade, for non-agency RMBS, both Alt-A and prime RMBS, contributing to the decrease in the percentage of RMBS with a Aaa/AAA rating to 81.7% at December 31, 2009 as compared to 92.5% at December 31, 2008, and a decrease in RMBS with a rating of NAIC 1 to 88.1% at December 31, 2009 as compared to 95.6% at December 31, 2008. These downgrades also contributed to the substantial decrease presented below in the Company's Alt-A securities holdings rated Aa/AA or better or rated NAIC 1 as compared to December 31, 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's investment in Alt-A RMBS by vintage year (vintage year refers to the year of origination and not to the year of purchase) and certain other selected data:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2009                2008
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                (IN MILLIONS)
VINTAGE YEAR:
2004 & Prior......................................    $   79      2.7%    $  174      7.5%
2005..............................................       948     32.0        991     42.3
2006..............................................       619     20.9        623     26.6
2007..............................................       543     18.4        554     23.6
2008..............................................        --       --         --       --
2009..............................................       768     26.0         --       --
                                                      ------    -----     ------    -----
Total.............................................    $2,957    100.0%    $2,342    100.0%
                                                      ======    =====     ======    =====




                                                    AMOU-    % OF              % OF
                                                      NT     TOTAL   AMOUNT    TOTAL
                                                    -----   ------   ------   ------
                                                             (IN MILLIONS)
Net unrealized loss...............................   $821            $1,315
Rated Aa/AA or better (1).........................            35.0%             63.6%
Rated NAIC 1 (2)..................................            36.7%             67.5%
Fixed rate........................................            90.4%             88.0%
Hybrid ARM........................................             9.6              12.0
                                                             -----             -----
Total Alt-A RMBS..................................           100.0%            100.0%
                                                             =====             =====



--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS held by the Company's insurance subsidiaries. Non-agency RMBS held by the Company's insurance subsidiaries at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $10.8 billion and $9.1 billion at estimated fair value at December 31, 2009 and 2008, respectively. The Company had no exposure to CMBS index securities and holdings of commercial real estate collateralized debt obligations securities had an estimated fair value of $39 million and $46 million at December 31, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's holdings of CMBS by rating agency designations and by vintage year at:

                                                                  DECEMBER 31, 2009
                   ---------------------------------------------------------------------------------------------------------------
                            AAA                   AA                     A                    BAA           BELOW INVESTMENT GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                    COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR      ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                              (IN MILLIONS)
2003 & Prior.....    $4,421     $4,480      $331       $308       $132       $113       $ 22       $ 18       $ --          $ --
2004.............     1,633      1,645       108         91         70         43         20         15         58            45
2005.............     2,138      2,064       125         94         33         28         35         21         21            19
2006.............       705        656        97         84        332        284        149        106         96            37
2007.............       410        294         7          6        247        189        193        124         10             7
2008.............        --         --        --         --         --         --         --         --         --            --
2009.............        --         --        --         --         --         --         --         --         --            --
                     ------     ------      ----       ----       ----       ----       ----       ----       ----          ----
  Total..........    $9,307     $9,139      $668       $583       $814       $657       $419       $284       $185          $108
                     ======     ======      ====       ====       ====       ====       ====       ====       ====          ====
Ratings
  Distribution                    84.9%                 5.4%                  6.1%                  2.6%                     1.0%
                                ======                 ====                  ====                  ====                     ====

                     DECEMBER 31, 2009
                   --------------------
                           TOTAL
                   --------------------
                    COST OR   ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
2003 & Prior.....   $ 4,906    $ 4,919
2004.............     1,889      1,839
2005.............     2,352      2,226
2006.............     1,379      1,167
2007.............       867        620
2008.............        --         --
2009.............        --         --
                    -------    -------
  Total..........   $11,393    $10,771
                    =======    =======
Ratings
  Distribution                   100.0%
                               =======




                                                                  DECEMBER 31, 2008
                   ---------------------------------------------------------------------------------------------------------------
                            AAA                   AA                     A                    BAA           BELOW INVESTMENT GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                    COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR      ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                    (IN MILLIONS)
2003 & Prior.....   $ 3,940     $3,611      $367       $236       $151       $ 81       $ 13       $  4       $--           $ --
2004.............     1,891      1,602        52         18         79         27          8          5        43             36
2005.............     2,412      1,885       125         32         21          9          5          1        --             --
2006.............     1,309        960        85         31         25         14         72         28        --             --
2007.............       839        466        17          5         37         16         10          9        --             --
2008.............         1          1        --         --         --         --         --         --        --             --
2009.............        --         --        --         --         --         --         --         --        --             --
                    -------     ------      ----       ----       ----       ----       ----       ----       ---           ----
  Total..........   $10,392     $8,525      $646       $322       $313       $147       $108       $ 47       $43           $ 36
                    =======     ======      ====       ====       ====       ====       ====       ====       ===           ====
Ratings
  Distribution                    93.9%                 3.6%                  1.6%                  0.5%                     0.4%
                                ======                 ====                  ====                  ====                     ====

                     DECEMBER 31, 2008
                   --------------------
                           TOTAL
                   --------------------
                    COST OR   ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
                       (IN MILLIONS)
2003 & Prior.....   $ 4,471     $3,932
2004.............     2,073      1,688
2005.............     2,563      1,927
2006.............     1,491      1,033
2007.............       903        496
2008.............         1          1
2009.............        --         --
                    -------     ------
  Total..........   $11,502     $9,077
                    =======     ======
Ratings
  Distribution                   100.0%
                                ======



     Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $7.2 billion and $6.3 billion at estimated fair value at December 31, 2009 and 2008, respectively. The Company's ABS are diversified both by sector and by issuer.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the types of and certain other information about ABS held by the Company at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2009                2008
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                (IN MILLIONS)
By collateral type:
  Credit card loans...............................    $3,706     51.7%    $2,944     46.6%
  Student loans...................................       882     12.3        744     11.8
  Automobile loans................................       619      8.6        683     10.8
  RMBS backed by sub-prime mortgage loans.........       710      9.9        711     11.3
  Other loans.....................................     1,254     17.5      1,229     19.5
                                                      ------    -----     ------    -----
       Total......................................    $7,171    100.0%    $6,311    100.0%
                                                      ======    =====     ======    =====
Portion rated Aaa/AAA (1).........................    $4,947     69.0%    $4,819     76.4%
                                                      ======    =====     ======    =====
Portion rated NAIC 1 (2)..........................    $6,155     85.8%    $5,600     88.7%
                                                      ======    =====     ======    =====
  RMBS backed by sub-prime mortgage
     loans -- portion credit enhanced by financial
     guarantor insurers...........................               45.3%               49.3%
  Of the 45.3% and 49.3% credit enhanced, the
     financial guarantor insurers were rated as
     follows:
     By financial guarantor insurers rated Aa/AA..                 19%                 21%
     By financial guarantor insurers rated A......                  9%                 --%
     By financial guarantor insurers rated
       Baa/BBB....................................                 --%                 34%


--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS backed by sub-prime mortgage loans held by the Company's insurance subsidiaries. Non-agency RMBS backed by sub-prime mortgage loans held by the Company's insurance subsidiaries at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's holdings of ABS supported by sub-prime mortgage loans by rating agency designations and by vintage year at:

                                                                  DECEMBER 31, 2009
                   ---------------------------------------------------------------------------------------------------------------
                            AAA                   AA                     A                    BAA           BELOW INVESTMENT GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                    COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR      ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                    (IN MILLIONS)
2003 & Prior.....     $ 40      $  35       $ 55      $  47       $ 7        $  5       $ 5        $  4       $ 82         $  50
2004.............       57         40        120         98         9           5        16          10         19             9
2005.............       51         38        159        109        36          26        14           8        132            89
2006.............        2          2         62         22        --          --        23           5         97            69
2007.............       --         --         78         28        --          --        --          --         27            11
2008.............       --         --         --         --        --          --        --          --         --            --
2009.............       --         --         --         --        --          --        --          --         --            --
                      ----      -----       ----      -----       ---        ----       ---        ----       ----         -----
  Total..........     $150      $ 115       $474      $ 304       $52        $ 36       $58        $ 27       $357         $ 228
                      ====      =====       ====      =====       ===        ====       ===        ====       ====         =====
Ratings
  Distribution                   16.2%                 42.8%                  5.1%                  3.9%                    32.0%
                                =====                 =====                  ====                  ====                    =====

                     DECEMBER 31, 2009
                   --------------------
                           TOTAL
                   --------------------
                    COST OR   ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
                       (IN MILLIONS)
2003 & Prior.....    $  189     $  141
2004.............       221        162
2005.............       392        270
2006.............       184         98
2007.............       105         39
2008.............        --         --
2009.............        --         --
                     ------     ------
  Total..........    $1,091     $  710
                     ======     ======
Ratings
  Distribution                   100.0%
                                ======



     The rating distribution of the Company's ABS supported by sub-prime mortgage loans at December 31, 2009 using NAIC ratings are as follows: 61.7% NAIC 1, 4.8% NAIC 2, 17.3% NAIC 3, 8.0% NAIC 4, 8.2% NAIC 5 and 0% NAIC 6.

                                                                  DECEMBER 31, 2008
                   ---------------------------------------------------------------------------------------------------------------
                            AAA                   AA                     A                    BAA           BELOW INVESTMENT GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                    COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR      ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                    (IN MILLIONS)
2003 & Prior.....     $ 64      $  53       $ 61      $  50       $15        $  9       $ 77      $  48       $ 8           $  4
2004.............       64         36         79         41         1          --         37         29         1             --
2005.............      281        176         98         60        10           4         39         17        --             --
2006.............      132         95         50         23        16          10         26          7        --             --
2007.............       --         --         78         34        28          13          1          1         2              1
2008.............       --         --         --         --        --          --         --         --        --             --
                      ----      -----       ----      -----       ---        ----       ----      -----       ---           ----
  Total..........     $541      $ 360       $366      $ 208       $70        $ 36       $180      $ 102       $11           $  5
                      ====      =====       ====      =====       ===        ====       ====      =====       ===           ====
Ratings
  Distribution                   50.6%                 29.2%                  5.1%                 14.3%                     0.8%
                                =====                 =====                  ====                 =====                     ====

                     DECEMBER 31, 2008
                   --------------------
                           TOTAL
                   --------------------
                    COST OR   ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
                       (IN MILLIONS)
2003 & Prior.....    $  225     $  164
2004.............       182        106
2005.............       428        257
2006.............       224        135
2007.............       109         49
2008.............        --         --
                     ------     ------
  Total..........    $1,168     $  711
                     ======     ======
Ratings
  Distribution                   100.0%
                                ======



     Concentrations of Credit Risk (Equity Securities). The Company is not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholder's equity at December 31, 2009 and 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                                DECEMBER 31,
                                               ---------------------------------------------
                                                        2009                    2008
                                               ---------------------   ---------------------
                                                           ESTIMATED               ESTIMATED
                                               AMORTIZED      FAIR     AMORTIZED      FAIR
                                                  COST       VALUE        COST       VALUE
                                               ---------   ---------   ---------   ---------
                                                               (IN MILLIONS)
Due in one year or less......................   $  3,927    $  3,987    $  3,491    $  3,500
Due after one year through five years........     22,001      22,733      21,495      19,741
Due after five years through ten years.......     25,114      25,974      27,411      24,402
Due after ten years..........................     43,302      43,028      37,380      36,145
                                                --------    --------    --------    --------
  Subtotal...................................     94,344      95,722      89,777      83,788
RMBS, CMBS and ABS...........................     51,095      48,927      45,651      38,441
                                                --------    --------    --------    --------
Total fixed maturity securities..............   $145,439    $144,649    $135,428    $122,229
                                                ========    ========    ========    ========



     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for- sale securities holdings in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted new OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined. There was no change in the OTTI methodology for equity securities.

     With respect to fixed maturity securities, the Company considers, amongst other impairment criteria, whether it has the intent to sell a particular impaired fixed maturity security. The Company's intent to sell a particular impaired fixed maturity security considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. In certain circumstances, the Company may determine that it does not intend to sell a particular security but that it is more likely than not that it will be required to sell that security before recovery of the decline in estimated fair value below amortized cost. In such instances, the fixed maturity security will be deemed other-than-temporarily impaired in the period during which it was determined more likely than not that the security will be required to be sold and an OTTI loss will be recorded in earnings. If the Company does not have the intent to sell (i.e., has not made the decision to sell) and it does not believe that it is more likely than not that it will be required to sell the security before recovery of its amortized cost, an impairment assessment is made, as

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


described in Note 1. Prior to April 1, 2009, the Company's assessment of OTTI for fixed maturity securities was performed in the same manner as described below for equity securities.

     With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. Decisions to sell equity securities are based on current conditions in relation to the same broad portfolio management considerations in a manner consistent with that described above for fixed maturity securities.

     With respect to perpetual hybrid securities, some of which are classified as fixed maturity securities and some of which are classified as equity securities, within non-redeemable preferred stock, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows at:

                                                                YEARS ENDED DECEMBER 31,
                                                                ------------------------
                                                                 2009    2008      2007
                                                                -----  --------  -------
                                                                      (IN MILLIONS)
Fixed maturity securities that were temporarily impaired......  $(216) $(13,199) $ 3,885
Fixed maturity securities with noncredit OTTI losses in other
  comprehensive loss..........................................   (574)       --       --
                                                                -----  --------  -------
  Total fixed maturity securities.............................   (790)  (13,199)   3,885
Equity securities.............................................    (75)     (633)     251
Derivatives...................................................   (156)       14     (358)
Short-term investments........................................    (23)       --       --
Other.........................................................     52        56      (22)
                                                                -----  --------  -------
  Subtotal....................................................   (992)  (13,762)   3,756
                                                                -----  --------  -------
Amounts allocated from:
  Insurance liability loss recognition........................     --        (1)    (366)
  DAC and VOBA on which noncredit OTTI losses have been
     recognized...............................................     49        --       --
  DAC and VOBA................................................      6     2,000     (420)
     Policyholder dividend obligation.........................     --        --     (789)
                                                                -----  --------  -------
     Subtotal.................................................     55     1,999   (1,575)
Deferred income tax benefit (expense) on which noncredit OTTI
  losses have been recognized.................................    184        --       --
Deferred income tax benefit (expense).........................    142     4,062     (689)
                                                                -----  --------  -------
Net unrealized investment gains (losses)......................   (611)   (7,701)   1,492
Net unrealized investment gains (losses) attributable to
  noncontrolling interests....................................      5        --     (150)
                                                                -----  --------  -------
Net unrealized investment gains (losses) attributable to
  Metropolitan Life Insurance Company.........................  $(606) $ (7,701) $ 1,342
                                                                =====  ========  =======



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive loss, as presented above, of $574 million includes $59 million related to the transition adjustment, $623 million ($566 million, net of DAC) of noncredit losses recognized in the year ended December 31, 2009, and $108 million of subsequent

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

increases in estimated fair value during the year ended December 31, 2009 on such securities for which a noncredit loss was previously recognized in accumulated other comprehensive loss.

     The changes in net unrealized investment gains (losses) are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2009     2008      2007
                                                             -------  --------  -------
                                                                    (IN MILLIONS)
Balance, beginning of period...............................  $(7,701) $  1,342  $ 1,696
Cumulative effect of change in accounting principle, net of
  income tax...............................................      (36)       --       --
Fixed maturity securities on which noncredit OTTI losses
  have been recognized.....................................     (515)       --       --
Unrealized investment gains (losses) during the year.......   13,344   (17,624)  (1,173)
Unrealized investment losses of subsidiary at the date of
  dividend of interests....................................       --       106       --
Unrealized investment gains (losses) relating to:
  Insurance liability gain (loss) recognition..............        1       365      440
  DAC and VOBA on which noncredit OTTI losses have been
     recognized............................................       45        --       --
  DAC and VOBA.............................................   (1,994)    2,438     (181)
  DAC and VOBA of subsidiary at date of dividend of
     interests.............................................       --       (18)      --
  Policyholder dividend obligation.........................       --       789      273
  Deferred income tax benefit (expense) on which noncredit
     OTTI losses have been recognized......................      165        --       --
  Deferred income tax benefit (expense)....................   (3,920)    4,797      279
  Deferred income tax benefit (expense) of subsidiary at
     date of dividend of interests.........................       --       (46)      --
                                                             -------  --------  -------
Net unrealized investment gains (losses)...................     (611)   (7,851)   1,334
Net unrealized investment gains (losses) attributable to
  noncontrolling interests.................................        5        --       --
Net unrealized investment gains (losses) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests....................................       --       150        8
                                                             -------  --------  -------
Balance, end of period.....................................  $  (606) $ (7,701) $ 1,342
                                                             -------  --------  -------
Change in net unrealized investment gains (losses).........  $ 7,090  $ (9,193) $  (362)
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests.................        5        --       --
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests of subsidiary at
  date of dividend of interests............................       --       150        8
                                                             -------  --------  -------
Change in net unrealized investment gains (losses)
  attributable to Metropolitan Life Insurance Company......  $ 7,095  $ (9,043) $  (354)
                                                             =======  ========  =======



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below at December 31, 2009 include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive loss are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2009
                                          -------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                          ---------------------  ---------------------  ---------------------
                                          ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                             FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                            VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                          ---------  ----------  ---------  ----------  ---------  ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...............   $ 5,592     $  270     $11,119     $1,491     $16,711     $1,761
RMBS....................................     4,703         80       6,534      1,644      11,237      1,724
Foreign corporate securities............     2,442         77       5,047        762       7,489        839
U.S. Treasury, agency and government
  guaranteed securities.................     9,089        678          --         --       9,089        678
CMBS....................................     1,291         15       3,865        731       5,156        746
ABS.....................................       826         73       3,454        750       4,280        823
State and political subdivision
  securities............................     1,236         64         272         82       1,508        146
Foreign government securities...........       171          9         171         38         342         47
                                           -------     ------     -------     ------     -------     ------
  Total fixed maturity securities.......   $25,350     $1,266     $30,462     $5,498     $55,812     $6,764
                                           =======     ======     =======     ======     =======     ======
EQUITY SECURITIES:
Common stock............................   $    49     $    4     $     2     $   --     $    51     $    4
Non-redeemable preferred stock..........        46         29         628        154         674        183
                                           -------     ------     -------     ------     -------     ------
Total equity securities.................   $    95     $   33     $   630     $  154     $   725     $  187
                                           =======     ======     =======     ======     =======     ======
Total number of securities in an
  unrealized loss position..............     1,365                  2,073
                                           =======                =======




                                                                      DECEMBER 31, 2008
                                             -------------------------------------------------------------------
                                                                     EQUAL TO OR GREATER
                                              LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                             ---------------------  ---------------------  ---------------------
                                             ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                                FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                               VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                             ---------  ----------  ---------  ----------  ---------  ----------
                                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities.................    $20,927     $2,988     $11,002     $3,364     $31,929     $ 6,352
RMBS......................................      6,833      1,958       2,561      1,187       9,394       3,145
Foreign corporate securities..............     10,899      2,370       4,421      1,739      15,320       4,109
U.S. Treasury, agency and government
  guaranteed securities...................         34         --          --         --          34          --
CMBS......................................      6,828      1,250       2,112      1,186       8,940       2,436
ABS.......................................      3,708        717       2,418      1,476       6,126       2,193
State and political subdivision
  securities..............................        586        117         106         38         692         155
Foreign government securities.............        555         86         128         39         683         125
                                              -------     ------     -------     ------     -------     -------
  Total fixed maturity securities.........    $50,370     $9,486     $22,748     $9,029     $73,118     $18,515
                                              =======     ======     =======     ======     =======     =======
EQUITY SECURITIES.........................    $   505     $  199     $   694     $  464     $ 1,199     $   663
                                              =======     ======     =======     ======     =======     =======
Total number of securities in an
  unrealized loss position................      4,556                  2,038
                                              =======                =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, gross unrealized loss as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                   DECEMBER 31, 2009
                                               --------------------------------------------------------
                                                COST OR AMORTIZED   GROSS UNREALIZED      NUMBER OF
                                                      COST                LOSS            SECURITIES
                                               ------------------  -----------------  -----------------
                                               LESS THAN   20% OR  LESS THAN  20% OR  LESS THAN  20% OR
                                                  20%       MORE      20%      MORE      20%      MORE
                                               ---------  -------  ---------  ------  ---------  ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months.........................   $22,545   $ 1,574    $  657   $  414    1,057      115
Six months or greater but less than nine
  months.....................................     2,813       317       352       85       75       30
Nine months or greater but less than twelve
  months.....................................       713     1,161        67      356       37       55
Twelve months or greater.....................    25,337     8,116     1,972    2,861    1,417      486
                                                -------   -------    ------   ------
  Total......................................   $51,408   $11,168    $3,048   $3,716
                                                =======   =======    ======   ======
Percentage of cost or amortized cost.........                             6%      33%
                                                                     ======   ======
EQUITY SECURITIES:
Less than six months.........................   $    60   $    54    $    4   $   12      166        7
Six months or greater but less than nine
  months.....................................        --        --        --       --        3       --
Nine months or greater but less than twelve
  months.....................................         3        69        --       29        4        5
Twelve months or greater.....................       389       337        47       95       30       20
                                                -------   -------    ------   ------
  Total......................................   $   452   $   460    $   51   $  136
                                                =======   =======    ======   ======
Percentage of cost...........................                            11%      30%
                                                                     ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  DECEMBER 31, 2008
                                              ---------------------------------------------------------
                                               COST OR AMORTIZED   GROSS UNREALIZED       NUMBER OF
                                                     COST                LOSS             SECURITIES
                                              ------------------  ------------------  -----------------
                                              LESS THAN   20% OR  LESS THAN   20% OR  LESS THAN  20% OR
                                                 20%       MORE      20%       MORE      20%      MORE
                                              ---------  -------  ---------  -------  ---------  ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months........................   $22,435   $31,160    $1,677   $11,043    1,894     1,902
Six months or greater but less than nine
  months....................................     9,681     1,325       941       676      656        97
Nine months or greater but less than twelve
  months....................................    10,482     2,119     1,185     1,165      507       122
Twelve months or greater....................    14,076       355     1,598       230      915        37
                                               -------   -------    ------   -------
  Total.....................................   $56,674   $34,959    $5,401   $13,114
                                               =======   =======    ======   =======
Percentage of cost or amortized cost........                            10%       38%
                                                                    ======   =======
EQUITY SECURITIES:
Less than six months........................   $   329   $   757    $   49   $   336      229       410
Six months or greater but less than nine
  months....................................        15       301         2       146        5        22
Nine months or greater but less than twelve
  months....................................         2       340        --       125        1        14
Twelve months or greater....................       118        --         5        --       11        --
                                               -------   -------    ------   -------
  Total.....................................   $   464   $ 1,398    $   56   $   607
                                               =======   =======    ======   =======
Percentage of cost..........................                            12%       43%
                                                                    ======   =======



     Equity securities with a gross unrealized loss of 20% or more for twelve months or greater increased from none at December 31, 2008 to $95 million at December 31, 2009. As shown in the section below "Evaluating Temporarily Impaired Available-for-Sale Securities", the $95 million of equity securities with a gross unrealized loss of 20% or more for twelve months or greater at December 31, 2009 were investment grade non-redeemable preferred stock, all of which were financial services industry investment grade non-redeemable preferred stock, of which 71% were rated A or better.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity and equity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, of $7.0 billion and $19.2 billion, at December 31, 2009 and 2008, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2009   2008
                                                                     ----   ----
SECTOR:
  U.S. corporate securities........................................    25%    33%
  RMBS.............................................................    25     16
  ABS..............................................................    12     11
  Foreign corporate securities.....................................    12     21
  CMBS.............................................................    11     13
  U.S. Treasury, agency and government guaranteed securities.......    10     --
  State and political subdivision securities.......................     2      1
  Other............................................................     3      5
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Mortgage-backed..................................................    36%    29%
  Finance..........................................................    23     24
  Asset-backed.....................................................    12     11
  U.S. Treasury, agency and government guaranteed securities.......    10     --
  Consumer.........................................................     4     12
  Utility..........................................................     4     10
  State and political subdivision securities.......................     2      1
  Communications...................................................     2      5
  Industrial.......................................................     1      4
  Other............................................................     6      4
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The following table presents the Company's fixed maturity and equity securities with a gross unrealized loss of greater than $10 million, the number of securities, total gross unrealized loss and percentage of total gross unrealized loss at:

                                                                     DECEMBER 31,
                                                  -------------------------------------------------
                                                            2009                      2008
                                                  -----------------------   -----------------------
                                                     FIXED                     FIXED
                                                   MATURITY      EQUITY      MATURITY      EQUITY
                                                  SECURITIES   SECURITIES   SECURITIES   SECURITIES
                                                  ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities............................       145           5           440          28
Total gross unrealized loss.....................    $2,796         $70        $8,558        $484
Percentage of total gross unrealized loss.......        41%         37%           46%         73%


     The fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million, decreased $6.2 billion during the year ended December 31, 2009. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2009 being primarily attributable to improving market conditions, including narrowing of credit spreads reflecting an improvement in liquidity, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities is given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     The following table presents certain information about the Company's equity securities available-for-sale with a gross unrealized loss of 20% or more at December 31, 2009:

                                                                   NON-REDEEMABLE PREFERRED STOCK
                                          --------------------------------------------------------------------------------
                                            ALL TYPES OF
                                                NON-
                                             REDEEMABLE
                                           PREFERRED STOCK                         INVESTMENT GRADE
                              ALL EQUITY  ----------------  --------------------------------------------------------------
                              SECURITIES             % OF          ALL INDUSTRIES           FINANCIAL SERVICES INDUSTRY
                              ----------   GROSS     ALL    ---------------------------  ---------------------------------
                                 GROSS    UNREAL-   EQUITY     GROSS        % OF ALL        GROSS                   % A
                              UNREALIZED    IZED   SECURI-  UNREALIZED   NON-REDEEMABLE  UNREALIZED   % OF ALL     RATED
                                 LOSS       LOSS     TIES      LOSS     PREFERRED STOCK     LOSS     INDUSTRIES  OR BETTER
                              ----------  -------  -------  ----------  ---------------  ----------  ----------  ---------
                                                                   (IN MILLIONS)
Less than six months........     $ 12       $ 12     100%      $  7            58%          $  7         100%        --%
Six months or greater but
  less than twelve months...       29         29     100%        29           100%            29         100%       100%
Twelve months or greater....       95         95     100%        95           100%            95         100%        71%
                                 ----       ----               ----                         ----
All equity securities with a
  gross unrealized loss of
  20% or more...............     $136       $136     100%      $131            96%          $131         100%        74%
                                 ====       ====               ====                         ====



     In connection with the equity securities impairment review process at December 31, 2009, the Company evaluated its holdings in non-redeemable preferred stock, particularly those of financial services companies. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

The Company also considered whether any non-redeemable preferred stock with an unrealized loss, regardless of credit rating, have deferred any dividend payments. No such dividend payments were deferred.

     With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of 20% or less in an extended unrealized loss position (i.e., 12 months or greater).

     Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional other-than-temporary impairments may be incurred in upcoming periods.

  NET INVESTMENT GAINS (LOSSES)

     As described more fully in Note 1, effective April 1, 2009, the Company adopted new guidance on the recognition and presentation of OTTI that amends the methodology to determine for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how OTTI losses that are charged to earnings are measured. There was no change in the methodology for identification and measurement of OTTI losses charged to earnings for impaired equity securities.

     The components of net investment gains (losses) are as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                             2009      2008     2007
                                                           -------   -------   -----
                                                                 (IN MILLIONS)
Total losses on fixed maturity securities:
  Total OTTI losses recognized...........................  $(1,521)  $  (787)  $ (38)
  Less: Noncredit portion of OTTI losses transferred to
     and recognized in other comprehensive loss..........      623        --      --
                                                           -------   -------   -----
  Net OTTI losses on fixed maturity securities recognized
     in earnings.........................................     (898)     (787)    (38)
  Fixed maturity securities -- net gains (losses) on
     sales and disposals.................................       (7)     (275)   (246)
                                                           -------   -------   -----
     Total losses on fixed maturity securities...........     (905)   (1,062)   (284)
                                                           -------   -------   -----
Other net investment gains (losses):
  Equity securities......................................     (255)      (90)    133
  Mortgage loans.........................................     (373)      (88)      4
  Real estate and real estate joint ventures.............     (100)      (18)     45
  Other limited partnership interests....................     (284)     (131)     35
  Freestanding derivatives...............................   (2,842)    3,257    (526)
  Embedded derivatives...................................   (1,586)    1,744      15
  Other..................................................      250      (140)    291
                                                           -------   -------   -----
     Total net investment gains (losses).................  $(6,095)  $ 3,472   $(287)
                                                           =======   =======   =====



     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to internal asset transfers included in the table above. See also Note 9 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as follows:

                                FIXED MATURITY SECURITIES        EQUITY SECURITIES                   TOTAL
                               ---------------------------    -----------------------    -----------------------------
                                                               YEARS ENDED DECEMBER 31,
                               ---------------------------------------------------------------------------------------
                                 2009      2008      2007      2009     2008     2007      2009       2008       2007
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
                                                               (IN MILLIONS)
Proceeds.....................  $24,900   $42,785   $52,377    $ 658    $1,888    $760    $25,558    $44,673    $53,137
                               =======   =======   =======    =====    ======    ====    =======    =======    =======
Gross investment gains.......  $   685   $   631   $   343    $ 118    $  412    $176    $   803    $ 1,043    $   519
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
Gross investment losses......     (692)     (906)     (589)     (90)     (223)    (27)      (782)    (1,129)      (616)
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
Total OTTI losses recognized
  in earnings:
  Credit-related.............     (632)     (668)      (38)      --        --      --       (632)      (668)       (38)
  Other(1)...................     (266)     (119)       --     (283)     (279)    (16)      (549)      (398)       (16)
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
  Total OTTI losses
     recognized in earnings..     (898)     (787)      (38)    (283)     (279)    (16)    (1,181)    (1,066)       (54)
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
Net investment gains
  (losses)...................  $  (905)  $(1,062)  $  (284)   $(255)   $  (90)   $133    $(1,160)   $(1,152)   $  (151)
                               =======   =======   =======    =====    ======    ====    =======    =======    =======



--------

   (1) Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in estimated fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions, or the Company's need to shift the portfolio to maintain its portfolio management objectives. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Fixed maturity security OTTI losses recognized in earnings relate to the following sectors and industries:

                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2009     2008     2007
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
U.S. and foreign corporate securities:
  Finance...................................................  $284     $361      $10
  Communications............................................   130      109       --
  Consumer..................................................   127       71       --
  Utility...................................................    81        5        1
  Industrial................................................     9       26       14
  Other.....................................................    27      144        4
                                                              ----     ----      ---
     Total U.S. and foreign corporate securities............   658      716       29
  RMBS......................................................   127       --       --
  ABS.......................................................    95       61        9
  CMBS......................................................    18       --       --
  Foreign government securities.............................    --       10       --
                                                              ----     ----      ---
     Total..................................................  $898     $787      $38
                                                              ====     ====      ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity security OTTI losses recognized in earnings relate to the following sectors and industries:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Sector:
  Non-redeemable preferred stock..........................  $228      $197       $ 1
  Common stock............................................    55        82        15
                                                            ----      ----       ---
  Total...................................................  $283      $279       $16
                                                            ====      ====       ===
Industry:
  Financial services industry:
     Perpetual hybrid securities..........................  $228      $ 38       $--
     Common and remaining non-redeemable preferred stock..    25       180        --
                                                            ----      ----       ---
       Total financial services industry..................   253       218        --
Other.....................................................    30        61        16
                                                            ----      ----       ---
  Total...................................................  $283      $279       $16
                                                            ====      ====       ===



  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE LOSS

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at December 31, 2009 for which a portion of the OTTI loss was recognized in other comprehensive loss:

                                                            YEAR ENDED DECEMBER 31, 2009
                                                            ----------------------------
                                                                    (IN MILLIONS)
Balance, beginning of period..............................              $ --
Credit loss component of OTTI loss not reclassified to
  other comprehensive loss in the cumulative effect
  transition adjustment...................................               110
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired...................               188
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired.......................                36
Reductions:
  Due to sales (or maturities, pay downs or prepayments)
     during the period of securities previously credit
     loss OTTI impaired...................................               (30)
  Due to increases in cash flows -- accretion of previous
     credit loss OTTI.....................................                (1)
                                                                        ----
Balance, end of period....................................              $303
                                                                        ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2009      2008      2007
                                                         -------   -------   -------
                                                                (IN MILLIONS)
Fixed maturity securities..............................  $ 7,799   $ 8,830   $ 9,671
Equity securities......................................      126       174       169
Trading securities.....................................      116       (21)        6
Mortgage loans.........................................    2,236     2,387     2,376
Policy loans...........................................      504       475       460
Real estate and real estate joint ventures.............     (136)      501       806
Other limited partnership interests....................      147       (92)    1,141
Cash, cash equivalents and short-term investments......       27       134       144
International joint ventures...........................        7        (1)       (6)
Other..................................................      104       202       182
                                                         -------   -------   -------
  Total investment income..............................   10,930    12,589    14,949
Less: Investment expenses..............................      740     1,473     2,373
                                                         -------   -------   -------
  Net investment income................................  $10,190   $11,116   $12,576
                                                         =======   =======   =======



     Affiliated investment income included in the table above was $44 million, $29 million and $21 million related to fixed maturity securities for the years ended December 31, 2009, 2008 and 2007, respectively. Affiliated investment income related to short-term investments was less than $1 million, $2 million and $2 million for the years ended December 31, 2009, 2008 and 2007, respectively. The Company provides investment administrative services to certain affiliates. Administrative service costs charged to these affiliates, which reduced investment expenses in the table above, were $87 million, $67 million and $66 million for the years ended December 31, 2009, 2008 and 2007, respectively. See "-- Related Party Investment Transactions" for discussion of additional affiliated net investment income related to short-term investments included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to its counterparties the cash collateral under its control, the amounts of which by aging category are presented below.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Elements of the securities lending programs are presented below at:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
Securities on loan:
  Cost or amortized cost......................................  $13,468   $13,389
  Estimated fair value........................................  $13,523   $14,732
Aging of cash collateral liability:
  Open (1)....................................................  $ 1,611   $ 3,515
  Less than thirty days.......................................    9,810     9,352
  Thirty days or greater but less than sixty days.............    1,684     2,218
  Sixty days or greater but less than ninety days.............       41        --
  Ninety days or greater......................................      734        --
                                                                -------   -------
  Total cash collateral liability.............................  $13,880   $15,085
                                                                =======   =======
Security collateral on deposit from counterparties............  $     6   $    95
                                                                =======   =======
Reinvestment portfolio -- estimated fair value................  $13,373   $13,075
                                                                =======   =======



--------

   (1) Open -- meaning that the related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

     The estimated fair value of the securities related to the cash collateral on open at December 31, 2009 has been reduced to $1,558 million from $3,416 million at December 31, 2008. Of the $1,558 million of estimated fair value of the securities related to the cash collateral on open at December 31, 2009, $1,430 million were U.S. Treasury, agency and government guaranteed securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan, related to the cash collateral aged less than thirty days to ninety days or greater, was primarily U.S. Treasury, agency and government guaranteed securities, and very liquid RMBS. The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including RMBS, ABS, U.S. corporate and foreign corporate securities).

     Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INVESTED ASSETS ON DEPOSIT, HELD IN TRUST AND PLEDGED AS COLLATERAL

     The invested assets on deposit, invested assets held in trust and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, fixed maturity and equity securities and at carrying value for mortgage loans.

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
Invested assets on deposit:
  Regulatory agencies (1).....................................  $ 1,296   $ 1,187
Invested assets held in trust:
  Reinsurance arrangements (2)................................       --        45
Invested assets pledged as collateral:
  Funding agreements -- FHLB of NY (3)........................   15,084    17,830
  Funding agreements -- Farmer MAC (4)........................    2,871     2,875
  Derivative transactions (5).................................      290       297
  Short sale agreements (6)...................................      496       346
                                                                -------   -------
     Total invested assets on deposit, held in trust and
       pledged as collateral..................................  $20,037   $22,580
                                                                =======   =======



--------

   (1) The Company had investment assets on deposit with regulatory agencies consisting primarily of fixed maturity and equity securities.

   (2) The Company has pledged certain investments, primarily fixed maturity securities, in connection with certain reinsurance transactions.

   (3) The Company has pledged fixed maturity securities in support of its funding agreements with the Federal Home Loan Bank of New York ("FHLB of NY"). The nature of the Federal Home Loan Bank arrangements is described in Note 8.

   (4) The Company has pledged certain agricultural real estate mortgage loans in connection with funding agreements issued to certain SPEs that have issued securities guaranteed by the Federal Agricultural Mortgage Corporation ("Farmer MAC"). The nature of the Farmer MAC arrangements is described in Note 8.

   (5) Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 4.

   (6) Certain of the Company's trading securities and cash and cash equivalents are pledged to secure liabilities associated with short sale agreements in the trading securities portfolio as described in the following section.

     See also the immediately preceding section "Securities Lending" for the amount of the Company's cash and invested assets received from and due back to counterparties pursuant to the securities lending program.

  TRADING SECURITIES

     The Company has a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities, the execution of short sale agreements and asset and liability matching strategies for certain insurance products.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The table below presents certain information about the Company's trading securities portfolio:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2009   2008
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Trading securities -- at estimated fair value.....................  $471   $277
Short sale agreement liabilities -- at estimated fair value
  (included in other liabilities).................................  $106   $ 57
Investments pledged to secure short sale agreement liabilities....  $496   $346



                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2009     2008     2007
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
Net investment income (1)...................................  $116     $(21)     $ 6
Changes in estimated fair value included in net investment
  income....................................................  $ 31     $(17)     $(4)


--------

   (1) Includes interest and dividends earned on trading securities, in addition to the net realized gains (losses) and changes in estimated fair value subsequent to purchase, recognized on the trading securities and the related short sale agreement liabilities.

  MORTGAGE LOANS

     Mortgage loans, net of valuation allowances, are categorized as follows:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2009               2008
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                (IN MILLIONS)
Mortgage loans held-for-investment:
  Commercial mortgage loans........................   $29,934    73.7%   $31,308    74.4%
  Agricultural mortgage loans......................    10,685    26.3     10,768    25.6
  Residential and consumer loans...................         1      --         10      --
                                                      -------   -----    -------   -----
     Total mortgage loans held-for-investment......    40,620   100.0%    42,086   100.0%
                                                      -------   -----    -------   -----
Mortgage loans held-for-sale:
  Commercial -- lower of amortized cost or
     estimated fair value..........................        --      --         19      --
                                                      -------   -----    -------   -----
     Total mortgage loans held-for-sale............        --      --         19      --
                                                      -------   -----    -------   -----
Total mortgage loans, net..........................   $40,620   100.0%   $42,105   100.0%
                                                      =======   =====    =======   =====



     Mortgage Loans by Geographic Region and Property Type -- The Company diversifies its mortgage loans by both geographic region and property type to reduce risk of concentration. Mortgage loans are collateralized by properties primarily located in the United States. The carrying value of the Company's mortgage loans located in California, Texas and New York were 21%, 7% and 7% at December 31, 2009, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. Commercial mortgage loans at December 31, 2009 and 2008 were $30,426 million and $31,492 million, respectively, or 74% and 74%, respectively, of total mortgage loans prior to valuation allowances. Net of valuation allowances

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

commercial mortgage loans were $29,934 million and $31,308 million at December 31, 2009 and 2008, respectively, and there was diversity across geographic regions and property types as shown below at:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2009               2008
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                (IN MILLIONS)
REGION
Pacific............................................   $ 7,378    24.6%   $ 7,586    24.3%
South Atlantic.....................................     6,311    21.1      6,984    22.3
Middle Atlantic....................................     5,053    16.9      5,173    16.5
International......................................     3,395    11.3      3,247    10.4
West South Central.................................     2,581     8.6      2,739     8.7
East North Central.................................     2,263     7.6      2,381     7.6
New England........................................     1,001     3.3      1,095     3.5
Mountain...........................................       825     2.8        920     2.9
West North Central.................................       598     2.0        664     2.1
East South Central.................................       326     1.1        313     1.0
Other..............................................       203     0.7        206     0.7
                                                      -------   -----    -------   -----
  Total............................................   $29,934   100.0%   $31,308   100.0%
                                                      =======   =====    =======   =====
PROPERTY TYPE
Office.............................................   $13,104    43.8%   $13,532    43.2%
Retail.............................................     6,768    22.6      7,011    22.4
Apartments.........................................     3,015    10.1      3,305    10.6
Industrial.........................................     2,512     8.4      2,644     8.4
Hotel..............................................     2,441     8.1      2,530     8.1
Other..............................................     2,094     7.0      2,286     7.3
                                                      -------   -----    -------   -----
  Total............................................   $29,934   100.0%   $31,308   100.0%
                                                      =======   =====    =======   =====



     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $368 million and $372 million at December 31, 2009 and 2008, respectively.

     Information regarding valuation allowances on mortgage loans held-for-investment is as follows:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                              2009    2008   2007
                                                              ----   -----   ----
                                                                 (IN MILLIONS)
Balance, January 1,.........................................  $244   $ 181   $160
Additions...................................................   394     174     70
Deductions..................................................   (44)   (111)   (49)
                                                              ----   -----   ----
Balance, December 31,.......................................  $594   $ 244   $181
                                                              ====   =====   ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Impaired mortgage loans held-for-investment consisted of the following:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2009   2008
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Impaired loans with valuation allowances..........................  $249   $232
Impaired loans without valuation allowances.......................    89     15
                                                                    ----   ----
  Subtotal........................................................   338    247
Less: Valuation allowances on impaired loans......................    86     45
                                                                    ----   ----
  Impaired loans, net.............................................  $252   $202
                                                                    ====   ====



     Information about impaired loans, restructured loans, loans 90 days or more past due and loans in foreclosure is as follows:

                                                                AS OF AND FOR THE
                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Impaired loans -- average investment during the period....  $288      $315      $399
Impaired loans -- interest income recognized -- accrual
  basis...................................................  $  1      $ 10      $ 35
Impaired loans -- interest income recognized -- cash
  basis...................................................  $  5      $ 11      $ 18
Restructured loans -- amount..............................  $ 27      $  1      $  2
Restructured loans -- interest income recognized..........  $ --      $  1      $  1
Loans 90 days or more past due, interest still
  accruing -- amortized cost..............................  $  1      $  2      $  1
Loans 90 days or more past due, interest no longer
  accruing -- amortized cost..............................  $ 48      $ 10      $ 18
Loans in foreclosure -- amortized cost....................  $ 71      $ 23      $  6


  REAL ESTATE HOLDINGS

     Real estate holdings by type consisted of the following:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2009               2008
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                (IN MILLIONS)
Real estate........................................   $ 4,628    81.0%   $ 4,562    72.9%
Accumulated depreciation...........................    (1,379)  (24.1)    (1,316)  (21.0)
                                                      -------   -----    -------   -----
  Net real estate..................................     3,249    56.9      3,246    51.9
Real estate joint ventures and funds...............     2,297    40.2      2,959    47.3
Foreclosed real estate.............................       121     2.1         --      --
                                                      -------   -----    -------   -----
  Real estate held-for-investment..................     5,667    99.2      6,205    99.2
Real estate held-for-sale..........................        44     0.8         51     0.8
                                                      -------   -----    -------   -----
  Total real estate holdings.......................   $ 5,711   100.0%   $ 6,256   100.0%
                                                      =======   =====    =======   =====



     Related depreciation expense on real estate was $120 million, $120 million and $112 million for the years ended December 31, 2009, 2008 and 2007, respectively. These amounts include $1 million, $1 million and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

$3 million of depreciation expense related to discontinued operations for the years ended December 31, 2009, 2008 and 2007, respectively.

     There were no impairments recognized on real estate held-for-sale for the years ended December 31, 2009, 2008 and 2007. Impairments of real estate and real estate joint ventures held-for-investment were $96 million and $20 million for the years ended December 31, 2009 and 2008, respectively. There were no impairments of real estate and real estate joint ventures held-for-investment for the year ended December 31, 2007. The carrying value of non-income producing real estate was $72 million and $27 million at December 31, 2009 and 2008, respectively.

     The Company diversifies its real estate holdings by both geographic region and property type to reduce risk of concentration. The Company's real estate holdings are primarily located in the United States, and at December 31, 2009, 21%, 14%, 11% and 11% were located in California, Florida, Texas and New York, respectively.

     Real estate holdings were categorized as follows:

                                                                   DECEMBER 31,
                                                       -----------------------------------
                                                             2009               2008
                                                       ----------------   ----------------
                                                       CARRYING    % OF   CARRYING    % OF
                                                         VALUE    TOTAL     VALUE    TOTAL
                                                       --------   -----   --------   -----
                                                                    (IN MILLIONS)
Office...............................................   $2,770      49%    $2,602      42%
Apartments...........................................    1,366      24      1,495      24
Retail...............................................      443       8        453       7
Industrial...........................................      411       7        483       8
Real estate investment funds.........................      405       7        936      15
Hotel................................................      190       3        170       3
Agriculture..........................................       46       1          9      --
Land.................................................       22      --         62       1
Other................................................       58       1         46      --
                                                        ------     ---     ------     ---
  Total real estate holdings.........................   $5,711     100%    $6,256     100%
                                                        ======     ===     ======     ===



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.2 billion and $4.7 billion at December 31, 2009 and 2008, respectively. Included within other limited partnership interests were $617 million and $943 million at December 31, 2009 and 2008, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally cost method other limited partnership interests, were $288 million, $99 million and $3 million for the years ended December 31, 2009, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2009               2008
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                  (IN MILLIONS)
Freestanding derivatives with positive fair
  values...........................................   $2,415     35.5%   $6,646     67.0%
Leveraged leases, net of non-recourse debt.........    1,763     25.9     1,704     17.2
Loans to affiliates................................    1,628     23.9       795      8.0
Tax credit partnerships............................      683     10.0       476      4.8
Funds withheld.....................................       38      0.6        44      0.5
Joint venture investment...........................       36      0.5        31      0.3
Other..............................................      248      3.6       220      2.2
                                                      ------    -----    ------    -----
Total..............................................   $6,811    100.0%   $9,916    100.0%
                                                      ======    =====    ======    =====



     See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See the following section for the composition of leveraged leases. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method or under the effective yield method. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The joint venture investment is accounted for on the equity method and represents the Company's investment in insurance underwriting joint ventures in China.

  LEVERAGED LEASES

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                                   DECEMBER 31,
                                                                 ----------------
                                                                   2009     2008
                                                                 -------   ------
                                                                   (IN MILLIONS)
Rental receivables, net........................................  $ 1,690   $1,478
Estimated residual values......................................    1,225    1,217
                                                                 -------   ------
  Subtotal.....................................................    2,915    2,695
Unearned income................................................   (1,152)    (991)
                                                                 -------   ------
  Investment in leveraged leases...............................  $ 1,763   $1,704
                                                                 =======   ======



     The Company's deferred income tax liability related to leveraged leases was $1,064 million and $962 million at December 31, 2009 and 2008, respectively. The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net income from investment in leveraged leases are as follows:

                                                                 YEARS ENDED
                                                                DECEMBER 31,
                                                             ------------------
                                                             2009   2008   2007
                                                             ----   ----   ----
                                                                (IN MILLIONS)
Income from investment in leveraged leases (included in net
  investment income).......................................  $ 92   $ 95   $ 48
Less: Income tax expense on leveraged leases...............   (32)   (33)   (17)
                                                             - --   - --   - --
Net income from investment in leveraged leases.............  $ 60   $ 62   $ 31
                                                             = ==   = ==   = ==



  VARIABLE INTEREST ENTITIES

     The Company invests in certain entities that are VIEs, as a passive investor holding a limited partnership interest, or as a sponsor or debt holder. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated in the Company's financial statements at December 31, 2009 and 2008. Generally, creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                                     DECEMBER 31,
                                                     -------------------------------------------
                                                             2009                   2008
                                                     --------------------   --------------------
                                                      TOTAL      TOTAL       TOTAL      TOTAL
                                                     ASSETS   LIABILITIES   ASSETS   LIABILITIES
                                                     ------   -----------   ------   -----------
                                                                  (IN MILLIONS)
Other limited partnership interests................   $367        $72         $20        $ 3
Other invested assets..............................     27          1          10          3
Real estate joint ventures.........................     22         17          26         15
                                                      ----        ---         ---        ---
Total..............................................   $416        $90         $56        $21
                                                      ====        ===         ===        ===



     The Company invests in certain entities that are VIEs, as a passive investor holding a limited partnership interest, or as a sponsor or debt holder. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2009 and 2008:

                                                                   DECEMBER 31,
                                                 -----------------------------------------------
                                                          2009                     2008
                                                 ----------------------   ----------------------
                                                              MAXIMUM                  MAXIMUM
                                                 CARRYING     EXPOSURE    CARRYING     EXPOSURE
                                                  AMOUNT    TO LOSS (1)    AMOUNT    TO LOSS (1)
                                                 --------   -----------   --------   -----------
                                                                 (IN MILLIONS)
Other limited partnership interests............   $1,908       $2,170      $2,538       $2,965
Fixed maturity securities available-for-sale:
  U.S. corporate securities....................      809          809         251          251
  Foreign corporate securities.................      733          733         362          362
Other invested assets..........................      394          387         310          108
                                                  ------       ------      ------       ------
Total..........................................   $3,844       $4,099      $3,461       $3,686
                                                  ======       ======      ======       ======



--------

   (1) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of tax credits which are guaranteed by a creditworthy third-party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties of $226 million and $271 million at December 31, 2009 and 2008, respectively.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2009, 2008 and 2007.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2009 and 2008, the Company held $717 million and $229 million, respectively, in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from this investment was $1 million, $4 million and $12 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     The MetLife Intermediate Income Pool (the "MIIP") is a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed and consolidated by the Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool and is included in the Company's noncontrolling interests in the consolidated balance sheets. The affiliated companies' ownership interests in the pooled investments held by the MIIP were $118 million and $29 million at December 31, 2009 and 2008, respectively. Net investment income allocated to affiliates from the MIIP was $1 million, $3 million and $7 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     During the year ended December 31, 2009, the Company loaned $1.0 billion to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate, which was included in other invested assets. The loans are due as follows: $500 million on June 30, 2014, $250 million on September 30, 2012 and $250 million on September 30, 2016, and these amounts bear interest, payable semi-annually, at 6.44%, 5.33% and 7.44%, respectively. Both principal and interest payments have been guaranteed by MetLife, Inc.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates, which are as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2009    2008   2007
                                                              ------   ----   ----
                                                                  (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates................................................  $   --   $230   $142
Amortized cost of invested assets transferred to
  affiliates................................................  $   --   $220   $145
Net investment gains (losses) recognized on transfers of
  invested assets...........................................  $   --   $ 10   $ (3)
Estimated fair value of invested assets transferred from
  affiliates................................................  $1,019   $ 57   $778


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

See Note 5 for information about the fair value hierarchy for derivatives.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS AND NON-DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held at:

                                                                             DECEMBER 31,
                                                     ------------------------------------------------------------
                                                                  2009                           2008
                                                     -----------------------------  -----------------------------
                                                                    ESTIMATED                      ESTIMATED
                                                                  FAIR VALUE (1)                 FAIR VALUE (1)
PRIMARY UNDERLYING                                   NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE               INSTRUMENT TYPE           AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  -------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                             (IN MILLIONS)
Interest rate       Interest rate swaps............   $18,630  $  804     $  696    $ 20,043  $3,188     $1,090
                    Interest rate floors...........    12,115     339          2      32,855   1,082         --
                    Interest rate caps.............    23,406     255         --      21,130      10         --
                    Interest rate futures..........     1,186      --          5       3,628       2         58
                    Interest rate options..........     3,750     114         57       2,365     939         35
                    Synthetic GICs.................     4,352      --         --       4,260      --         --
Foreign currency    Foreign currency swaps.........    12,706     821      1,058      14,180   1,245      1,066
                    Foreign currency forwards......     1,466      16          5       1,467      47         21
                    Non-derivative hedging
                    instruments (2)................        --      --         --         351      --        323
Credit              Swap spreadlocks...............        --      --         --       2,087      --         90
                    Credit default swaps...........     5,656      61         99       4,466     133         60
                    Credit forwards................       130       2          2          --      --         --
Equity market       Equity futures.................        --      --         --           2      --         --
                    Equity options.................        85       3         --          --      --         --
                    Total rate of return swaps.....       250      --         47         250      --        101
                                                      -------  ------     ------    --------  ------     ------
                      Total........................   $83,732  $2,415     $1,971    $107,084  $6,646     $2,844
                                                      =======  ======     ======    ========  ======     ======



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

   (2) The estimated fair value of non-derivative hedging instruments represents the amortized cost of the instruments, as adjusted for foreign currency transaction gains or losses. Non-derivative hedging instruments are reported within policyholder account balances in the consolidated balance sheets.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2009:

                                                               REMAINING LIFE
                                   ---------------------------------------------------------------------
                                                 AFTER ONE YEAR   AFTER FIVE YEARS
                                   ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                       LESS           YEARS             YEARS          YEARS      TOTAL
                                   -----------   --------------   ----------------   ---------   -------
                                                               (IN MILLIONS)
Interest rate swaps..............    $ 2,066         $ 5,155           $ 6,457         $4,952    $18,630
Interest rate floors.............        325           1,740            10,050             --     12,115
Interest rate caps...............      4,000          16,050             3,356             --     23,406
Interest rate futures............      1,186              --                --             --      1,186
Interest rate options............         --              --             3,750             --      3,750
Synthetic GICs...................      4,352              --                --             --      4,352
Foreign currency swaps...........        735           6,340             4,180          1,451     12,706
Foreign currency forwards........      1,466              --                --             --      1,466
Credit default swaps.............        105           4,894               657             --      5,656
Credit forwards..................        110              20                --             --        130
Equity options...................         85              --                --             --         85
Total rate of return swaps.......        250              --                --             --        250
                                     -------         -------           -------         ------    -------
  Total..........................    $14,680         $34,199           $28,450         $6,403    $83,732
                                     =======         =======           =======         ======    =======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

     Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

     Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

     The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

     The Company writes covered call options on its portfolio of U.S. Treasuries as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

     The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

     A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in net investment in foreign operations and non-qualifying hedging relationships.

     The Company uses certain of its foreign currency denominated funding agreements to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. Such contracts are included in non-derivative hedging instruments in the preceding table.

     Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

     The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

     In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

     Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

  HEDGING

     The following table presents the notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                    DECEMBER 31,
                                         -----------------------------------------------------------------
                                                       2009                              2008
                                         -------------------------------   -------------------------------
                                                          ESTIMATED                         ESTIMATED
                                                            FAIR                              FAIR
                                                            VALUE                             VALUE
DERIVATIVES DESIGNATED AS HEDGING        NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                               AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
---------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Fair Value Hedges:
  Foreign currency swaps...............   $ 3,958   $  484       $117       $ 5,386   $  399      $  416
  Interest rate swaps..................     4,472      488         70         3,971    1,338         123
                                          -------   ------       ----       -------   ------      ------
     Subtotal..........................     8,430      972        187         9,357    1,737         539
                                          -------   ------       ----       -------   ------      ------
Cash Flow Hedges:
  Foreign currency swaps...............     3,181      109        251         2,541      365         137
  Interest rate swaps..................     1,740       --         48            --       --          --
  Credit forwards......................       130        2          2            --       --          --
                                          -------   ------       ----       -------   ------      ------
     Subtotal..........................     5,051      111        301         2,541      365         137
                                          -------   ------       ----       -------   ------      ------
Foreign Operations Hedges:
  Foreign currency swaps...............        --       --         --           164        1           1
  Non-derivative hedging instruments...        --       --         --           351       --         323
                                          -------   ------       ----       -------   ------      ------
     Subtotal..........................        --       --         --           515        1         324
                                          -------   ------       ----       -------   ------      ------
Total Qualifying Hedges................   $13,481   $1,083       $488       $12,413   $2,103      $1,000
                                          =======   ======       ====       =======   ======      ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount and estimated fair value of derivatives that are not designated or do not qualify as hedging instruments by derivative type at:

                                                                    DECEMBER 31,
                                            ------------------------------------------------------------
                                                         2009                           2008
                                            -----------------------------  -----------------------------
                                                           ESTIMATED                      ESTIMATED
                                                              FAIR                           FAIR
                                                             VALUE                          VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL  -------------------  NOTIONAL  -------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                    (IN MILLIONS)
Interest rate swaps.......................   $12,418  $  316     $  578     $16,072  $1,850     $  967
Interest rate floors......................    12,115     339          2      32,855   1,082         --
Interest rate caps........................    23,406     255         --      21,130      10         --
Interest rate futures.....................     1,186      --          5       3,628       2         58
Interest rate options.....................     3,750     114         57       2,365     939         35
Synthetic GICs............................     4,352      --         --       4,260      --         --
Foreign currency swaps....................     5,567     228        690       6,089     480        512
Foreign currency forwards.................     1,466      16          5       1,467      47         21
Swap spreadlocks..........................        --      --         --       2,087      --         90
Credit default swaps......................     5,656      61         99       4,466     133         60
Equity futures............................        --      --         --           2      --         --
Equity options............................        85       3         --          --      --         --
Total rate of return swaps................       250      --         47         250      --        101
                                             -------  ------     ------     -------  ------     ------
Total non-designated or non-qualifying
  derivatives.............................   $70,251  $1,332     $1,483     $94,671  $4,543     $1,844
                                             =======  ======     ======     =======  ======     ======



     The following table presents the settlement payments recorded in income for the:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2009     2008     2007
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Qualifying hedges:
  Net investment income....................................  $ 51     $ 21     $ 24
  Interest credited to policyholder account balances.......   180       99      (28)
Non-qualifying hedges:
  Net investment income....................................    (3)      (1)      (5)
  Net investment gains (losses)............................   (51)     (38)     196
                                                             ----     ----     ----
  Total....................................................  $177     $ 81     $187
                                                             ====     ====     ====



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net investment gains (losses). The following table represents the amount of such net investment gains (losses) recognized for the years ended December 31, 2009, 2008 and 2007:

                                                                                 NET INVESTMENT
DERIVATIVES IN FAIR                                                              GAINS(LOSSES)   NET INVESTMENT GAINS
VALUE                  HEDGED ITEMS IN FAIR VALUE                                  RECOGNIZED     (LOSSES) RECOGNIZED
HEDGING RELATIONSHIPS  HEDGING RELATIONSHIPS                                    FOR DERIVATIVES    FOR HEDGED ITEMS
---------------------  -------------------------------------------------------  ---------------  --------------------
                                                                                            (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:   Fixed maturity securities..............................       $  42               $ (35)
                       Policyholder account balances (1)......................        (956)                947
Foreign currency
  swaps:               Foreign-denominated fixed maturity securities..........         (13)                 10
                       Foreign-denominated policyholder account balances (2)..         351                (332)
                                                                                     -----               -----
  Total.......................................................................       $(576)              $ 590
                                                                                     =====               =====
FOR THE YEAR ENDED DECEMBER 31, 2008..........................................       $ 336               $(337)
                                                                                     =====               =====
FOR THE YEAR ENDED DECEMBER 31, 2007..........................................       $ 319               $(308)
                                                                                     =====               =====

                       INEFFECTIVENESS
DERIVATIVES IN FAIR     RECOGNIZED IN
VALUE                   NET INVESTMENT
HEDGING RELATIONSHIPS   GAINS (LOSSES)
---------------------  ---------------
                        (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:         $ 7
                              (9)
Foreign currency
  swaps:                      (3)
                              19
                             ---
  Total..............        $14
                             ===
FOR THE YEAR ENDED
  DECEMBER 31, 2008..        $(1)
                             ===
FOR THE YEAR ENDED
  DECEMBER 31, 2007..        $11
                             ===



--------

   (1) Fixed rate liabilities

   (2) Fixed rate or floating rate liabilities

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (v) interest rate swaps to hedge the forecasted purchases of fixed-rate investments.

     For the year ended December 31, 2009, the Company recognized $3 million of net investment losses which represented the ineffective portion of all cash flow hedges. For the years ended December 31, 2008 and 2007, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. The net amounts reclassified into net investment losses for the years ended December 31, 2009, 2008 and 2007 related to such discontinued cash flow hedges were $7 million, $12 million and $3 million, respectively. As of December 31, 2009, the maximum length of time over which the Company is hedging its exposure to variability in future cash flows for forecasted transactions does not exceed five years. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008 and 2007.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                             ---------------------
                                                              2009    2008    2007
                                                             -----   -----   -----
                                                                 (IN MILLIONS)
Other comprehensive income (loss), balance at January 1,...  $ 137   $(262)  $(238)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow hedges......   (327)    483    (185)
Amounts reclassified to net investment gains (losses)......     93     (93)    150
Amounts reclassified to net investment income..............      7       9      12
Amortization of transition adjustment......................     (2)     --      (1)
                                                             -----   -----   -----
Other comprehensive income (loss), balance at December
  31,......................................................  $ (92)  $ 137   $(262)
                                                             =====   =====   =====



     At December 31, 2009, $43 million of deferred net losses on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings within the next 12 months.

     The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of stockholder's equity for the years ended December 31, 2009, 2008 and 2007:

                                                    AMOUNT AND LOCATION
                                                     OF GAINS (LOSSES)
                                                     RECLASSIFIED FROM
                                                     ACCUMULATED OTHER
                                                       COMPREHENSIVE             AMOUNT AND LOCATION
                                                     INCOME (LOSS) INTO           OF GAINS (LOSSES)
                                                       INCOME (LOSS)         RECOGNIZED IN INCOME (LOSS)
                                                   ---------------------            ON DERIVATIVES
                              AMOUNT OF GAINS       (EFFECTIVE PORTION)    -------------------------------
                             (LOSSES) DEFERRED     ---------------------       (INEFFECTIVE PORTION AND
                            IN ACCUMULATED OTHER      NET                        AMOUNT EXCLUDED FROM
                            COMPREHENSIVE INCOME    INVEST-       NET           EFFECTIVENESS TESTING)
                           (LOSS) ON DERIVATIVES      MENT      INVEST-    -------------------------------
DERIVATIVES IN CASH FLOW   ---------------------     GAINS        MENT     NET INVESTMENT   NET INVESTMENT
HEDGING RELATIONSHIPS       (EFFECTIVE PORTION)     (LOSSES)     INCOME    GAINS (LOSSES)       INCOME
-------------------------  ---------------------   ---------   ---------   --------------   --------------
                                                            (IN MILLIONS)
FOR THE YEAR ENDED
  DECEMBER 31, 2009:
  Interest rate swaps....          $ (47)            $  --        $ --           $(2)             $--
  Foreign currency
     swaps...............           (409)             (159)         (5)           (1)              --
  Interest rate
     forwards............            130                66          --            --               --
  Credit forwards........             (1)               --          --            --               --
                                   -----             -----        ----           ---              ---
     Total...............          $(327)            $ (93)       $ (5)          $(3)             $--
                                   =====             =====        ====           ===              ===
FOR THE YEAR ENDED
  DECEMBER 31, 2008:
  Interest rate swaps....          $  --             $  --        $ --           $--              $--
  Foreign currency
     swaps...............            483                93          (9)           --               --
                                   -----             -----        ----           ---              ---
     Total...............          $ 483             $  93        $ (9)          $--              $--
                                   =====             =====        ====           ===              ===
FOR THE YEAR ENDED
  DECEMBER 31, 2007:
  Interest rate swaps....          $  10             $  --        $ --           $--              $--
  Foreign currency
     swaps...............           (195)             (150)        (11)           --               --
                                   -----             -----        ----           ---              ---
     Total...............          $(185)            $(150)       $(11)          $--              $--
                                   =====             =====        ====           ===              ===



  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

     When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

     The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of stockholder's equity for the years ended December 31, 2009, 2008 and 2007:

                                                                            AMOUNT AND LOCATION OF
                                                                                GAINS (LOSSES)
                                                                                 RECLASSIFIED
                                                                            FROM ACCUMULATED OTHER
                                                                             COMPREHENSIVE INCOME
                                           AMOUNT OF GAINS (LOSSES)              (LOSS) INTO
                                           DEFERRED IN ACCUMULATED         INCOME (LOSS) (EFFECTIVE
                                          OTHER COMPREHENSIVE INCOME               PORTION)
                                                    (LOSS)                -------------------------
                                             (EFFECTIVE PORTION)             NET INVESTMENT GAINS
                                         ---------------------------               (LOSSES)
DERIVATIVES AND NON-DERIVATIVE                                            -------------------------
HEDGING INSTRUMENTS IN NET                 YEARS ENDED DECEMBER 31,        YEARS ENDED DECEMBER 31,
INVESTMENT                               ---------------------------      -------------------------
HEDGING RELATIONSHIPS (1), (2)           2009       2008        2007       2009      2008      2007
-----------------------------------      ----       ----       -----      -----      ----      ----
                                                                (IN MILLIONS)
Foreign currency forwards..........      $ --       $ --       $  --      $ (59)      $--       $--
Foreign currency swaps.............       (18)        76         (82)       (63)       --        --
Non-derivative hedging
  instruments......................       (37)        81         (62)       (11)       --        --
                                         ----       ----       -----      -----       ---       ---
  Total............................      $(55)      $157       $(144)     $(133)      $--       $--
                                         ====       ====       =====      =====       ===       ===



--------

   (1) During the year-ended December 31, 2009, the Company substantially liquidated, through assumption reinsurance (see Note 2), the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive loss into earnings. During the years ended December 31, 2008 and 2007, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive loss into earnings.

   (2) There was no ineffectiveness recognized for the Company's hedges of net investments in foreign operations.

     At December 31, 2009, there was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive loss related to hedges of net investments in foreign operations. At December 31, 2008, the cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive loss related to hedges of net investments in foreign operations was ($78) million.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures to economically hedge exposure to equity risk in certain liabilities; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates; (vii) credit default swaps and TRRs to synthetically create investments; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios; (x) swaptions to hedge interest rate risk;
(xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


call options for income generation; (xiii) synthetic GICs and (xiv) equity options to economically hedge certain invested assets against adverse changes in equity indices.

     The following table presents the amount and location of gains (losses) recognized in income for derivatives that are not designated or qualifying as hedging instruments:

                                                                   NET            NET
                                                               INVESTMENT     INVESTMENT
                                                             GAINS (LOSSES)   INCOME (1)
                                                             --------------   ----------
                                                                    (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps........................................      $  (880)        $ --
Interest rate floors.......................................         (514)          --
Interest rate caps.........................................           27           --
Interest rate futures......................................         (155)          --
Foreign currency swaps.....................................         (584)          --
Foreign currency forwards..................................         (151)          --
Equity options.............................................            2           (2)
Interest rate options......................................         (379)          --
Interest rate forwards.....................................           (7)          --
Swap spreadlocks...........................................          (38)          --
Credit default swaps.......................................         (195)         (11)
Total rate of return swaps.................................           63           --
                                                                 -------         ----
  Total....................................................      $(2,811)        $(13)
                                                                 =======         ====
FOR THE YEAR ENDED DECEMBER 31, 2008.......................      $ 3,470         $ 54
                                                                 =======         ====
FOR THE YEAR ENDED DECEMBER 31, 2007.......................      $  (738)        $ 20
                                                                 =======         ====



--------

   (1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $2,584 million and $1,558 million at December 31, 2009 and 2008, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2009, the Company would have received $44 million to terminate all of these contracts, and at December 31, 2008, the Company would have paid $35 million to terminate all of these contracts.

     The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table below. As a result, the maximum amounts of potential future recoveries available to offset the $2,584 million and $1,558 million from the table below were $21 million and $8 million at December 31,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2009 and 2008, respectively. The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2009 and 2008:

                                                                           DECEMBER 31,
                                  ---------------------------------------------------------------------------------------------
                                                        2009                                           2008
                                  -----------------------------------------------  --------------------------------------------
                                                      MAXIMUM                                          MAXIMUM
                                     ESTIMATED        AMOUNT                          ESTIMATED       AMOUNT OF
                                       FAIR          OF FUTURE        WEIGHTED          FAIR           FUTURE        WEIGHTED
RATING AGENCY DESIGNATION OF         VALUE OF     PAYMENTS UNDER      AVERAGE         VALUE OF     PAYMENTS UNDER     AVERAGE
REFERENCED                        CREDIT DEFAULT  CREDIT DEFAULT       YEARS       CREDIT DEFAULT  CREDIT DEFAULT    YEARS TO
CREDIT OBLIGATIONS (1)                 SWAPS         SWAPS (2)    TO MATURITY (3)       SWAPS         SWAPS (2)    MATURITY (3)
--------------------------------  --------------  --------------  ---------------  --------------  --------------  ------------
                                                                           (IN MILLIONS)
AAA/AA/A
Single name credit default swaps
  (corporate)...................        $ 4           $  148            4.3             $  1           $  116           5.0
Credit default swaps referencing
  indices.......................         38            2,201            3.5              (30)           1,112           4.1
                                        ---           ------                            ----           ------
Subtotal........................         42            2,349            3.5              (29)           1,228           4.2
                                        ---           ------                            ----           ------
BAA
Single name credit default swaps
  (corporate)...................          2              190            4.9                1              100           2.3
Credit default swaps referencing
  indices.......................         --               --             --               (5)             215           4.1
                                        ---           ------                            ----           ------
Subtotal........................          2              190            4.9               (4)             315           3.5
                                        ---           ------                            ----           ------
BA
Single name credit default swaps
  (corporate)...................         --               25            5.0               --                5           5.0
Credit default swaps referencing
  indices.......................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
Subtotal........................         --               25            5.0               --                5           5.0
                                        ---           ------                            ----           ------
B
Single name credit default swaps
  (corporate)...................         --               --             --               --               --            --
Credit default swaps referencing
  indices.......................         --               20            5.0               (2)              10           5.0
                                        ---           ------                            ----           ------
Subtotal........................         --               20            5.0               (2)              10           5.0
                                        ---           ------                            ----           ------
CAA AND LOWER
Single name credit default swaps
  (corporate)...................         --               --             --               --               --            --
Credit default swaps referencing
  indices.......................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
Subtotal........................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
IN OR NEAR DEFAULT
Single name credit default swaps
  (corporate)...................         --               --             --               --               --            --
Credit default swaps referencing
  indices.......................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
Subtotal........................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
Total...........................        $44           $2,584            3.6             $(35)          $1,558           4.1
                                        ===           ======                            ====           ======



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then the MLIC rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2009 and 2008, the Company was obligated to return cash collateral under its control of $782 million and $3,564 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2009 and 2008, the Company had also accepted collateral consisting of various securities with a fair market value of $123 million and $824 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2009, none of the collateral had been sold or repledged.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                    ESTIMATED           ESTIMATED
                                FAIR VALUE (1) OF     FAIR VALUE OF
                               DERIVATIVES IN NET       COLLATERAL
                               LIABILITY POSITION        PROVIDED        FAIR VALUE OF INCREMENTAL COLLATERAL
                                DECEMBER 31, 2009   DECEMBER 31, 2009               PROVIDED UPON:
                               ------------------   -----------------   --------------------------------------
                                                                                         DOWNGRADE IN THE
                                                                        ONE NOTCH     COMPANY'S CREDIT RATING
                                                                        DOWNGRADE    TO A LEVEL THAT TRIGGERS
                                                                          IN THE          FULL OVERNIGHT
                                                                        COMPANY'S      COLLATERALIZATION OR
                                                      FIXED MATURITY      CREDIT            TERMINATION
                                                      SECURITIES (2)      RATING    OF THE DERIVATIVE POSITION
                                                    -----------------   ---------   --------------------------
                                                            (IN MILLIONS)
Derivatives subject to
  credit-contingent
  provisions.................         $342                 $230            $45                 $132
Derivatives not subject to
  credit-contingent
  provisions.................           47                   42             --                   --
                                      ----                 ----            ---                 ----
  Total......................         $389                 $272            $45                 $132
                                      ====                 ====            ===                 ====



--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2009, the Company did not provide any cash collateral.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2009 was $444 million. At December 31, 2009, the Company provided securities collateral of $230 million in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating is downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements are deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2009 would be $214 million. This amount does not consider gross derivative assets of $102 million for which the Company has the contractual right of offset.

     At December 31, 2008, the Company provided securities collateral for various arrangements in connection with derivative instruments of $220 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

     The Company also has exchange-traded futures, which require the pledging of collateral. At December 31, 2009 and 2008, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2009 and 2008, the Company provided cash collateral for exchange-traded futures of $18 million and $77 million, respectively, which is included in premiums and other receivables.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance contracts of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; and funding agreements with equity or bond indexed crediting rates.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                 DECEMBER 31,
                                                               ---------------
                                                                2009     2008
                                                               ------   ------
                                                                (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits..........................   $263    $  797
  Call options in equity securities..........................    (15)      (72)
                                                                ----    -- ---
     Net embedded derivatives within asset host contracts....   $248    $  725
                                                                ====    == ===
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits.........................   $(35)   $  298
                                                                         (1,2-
  Funds withheld on ceded reinsurance........................    132        03)
  Other......................................................    (26)      (83)
                                                                ----    -- ---
     Net embedded derivatives within liability host
       contracts.............................................   $ 71    $ (988)
                                                                ====    == ===



     The following table presents changes in estimated fair value related to embedded derivatives:

                                                         YEARS ENDED DECEMBER 31,
                                                        --------------------------
                                                          2009      2008     2007
                                                        --------   ------   ------
                                                               (IN MILLIONS)
Net investment gains (losses) (1).....................   $(1,586)  $1,744     $15


--------

   (1) Effective January 1, 2008, the valuation of the Company's guaranteed minimum benefits includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the years ended December 31, 2009 and 2008 were gains (losses) of ($380) million and $442 million, respectively, in connection with this adjustment.

5.  FAIR VALUE

     Effective January 1, 2008, the Company prospectively adopted the provisions of fair value measurement guidance. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments are as follows:

                                                                              ESTIMATED
                                                        NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                        AMOUNT      VALUE      VALUE
------------------------------------------------------  --------   --------   ---------
                                                                 (IN MILLIONS)
ASSETS:
Fixed maturity securities.............................             $144,649    $144,649
Equity securities.....................................             $  2,116    $  2,116
Trading securities....................................             $    471    $    471
Mortgage loans, net...................................             $ 40,620    $ 39,155
Policy loans..........................................             $  8,099    $  9,108
Real estate joint ventures (1)........................             $     49    $     61
Other limited partnership interests (1)...............             $  1,443    $  1,431
Short-term investments................................             $  3,315    $  3,315
Other invested assets: (1)
  Derivative assets (2)...............................   $56,746   $  2,415    $  2,415
  Other...............................................             $  1,707    $  1,659
Cash and cash equivalents.............................             $  3,347    $  3,347
Accrued investment income.............................             $  2,066    $  2,066
Premiums and other receivables (1)....................             $ 18,271    $ 18,648
Separate account assets...............................             $ 80,377    $ 80,377
Net embedded derivatives within asset host contracts
  (3).................................................             $    263    $    263
LIABILITIES:
Policyholder account balances (1).....................             $ 64,097    $ 64,081
Payables for collateral under securities loaned and
  other transactions..................................             $ 14,662    $ 14,662
Short-term debt.......................................             $    319    $    319
Long-term debt (1)....................................             $  3,474    $  3,494
Other liabilities: (1)................................
  Derivative liabilities (2)..........................   $26,986   $  1,971    $  1,971
  Trading liabilities.................................             $    106    $    106
  Other...............................................             $ 17,192    $ 17,192
Separate account liabilities (1)......................             $ 28,874    $ 28,874
Net embedded derivatives within liability host
  contracts (3).......................................             $     71    $     71
COMMITMENTS: (4)
Mortgage loan commitments.............................   $ 1,262   $     --    $    (43)
Commitments to fund bank credit facilities, bridge
  loans and private corporate bond investments........   $   763   $     --    $    (19)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                              ESTIMATED
                                                        NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2008                                        AMOUNT      VALUE      VALUE
------------------------------------------------------  --------   --------   ---------
                                                                 (IN MILLIONS)
ASSETS:
Fixed maturity securities.............................             $122,229    $122,229
Equity securities.....................................             $  2,298    $  2,298
Trading securities....................................             $    277    $    277
Mortgage loans, net...................................             $ 42,105    $ 41,110
Policy loans..........................................             $  7,881    $  9,675
Real estate joint ventures (1)........................             $     67    $     75
Other limited partnership interests (1)...............             $  1,697    $  2,008
Short-term investments................................             $  7,598    $  7,598
Other invested assets:  (1)
  Derivative assets (2)...............................   $71,514   $  6,646    $  6,646
  Other...............................................             $    875    $    691
Cash and cash equivalents.............................             $ 10,279    $ 10,279
Accrued investment income.............................             $  2,079    $  2,079
Premiums and other receivables (1)....................             $ 17,856    $ 18,088
Separate account assets...............................             $ 72,259    $ 72,259
Net embedded derivatives within asset host contracts
  (3).................................................             $    797    $    797
LIABILITIES:
Policyholder account balances (1).....................             $ 70,799    $ 66,232
Payables for collateral under securities loaned and
  other transactions..................................             $ 18,649    $ 18,649
Short-term debt.......................................             $    414    $    414
Long-term debt (1)....................................             $  2,684    $  1,995
Other liabilities: (1)
  Derivative liabilities (2)..........................   $35,219   $  2,521    $  2,521
  Trading liabilities.................................             $     57    $     57
  Other...............................................             $ 16,163    $ 16,163
Separate account liabilities (1)......................             $ 26,214    $ 26,214
Net embedded derivatives within liability host
  contracts (3).......................................             $   (988)   $   (988)
COMMITMENTS: (4)
Mortgage loan commitments.............................   $ 2,191   $     --    $   (114)
Commitments to fund bank credit facilities, bridge
  loans and private corporate bond investments........   $   611   $     --    $      4


--------

   (1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Derivative assets are presented within other invested assets and derivative liabilities are presented within other liabilities. At December 31, 2009 and 2008, certain non-derivative hedging instruments of $0 and $323 million, respectively, which are carried at amortized cost, are included with the liabilities total in Note 4 but are excluded from derivative liabilities here as they are not derivative instruments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. At December 31, 2009 and 2008, equity securities also included embedded derivatives of ($15) million and ($72) million, respectively.

   (4) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities
-- When available, the estimated fair value of the Company's fixed maturity, equity and trading securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage Loans -- The Company originates mortgage loans principally for investment purposes. These loans are primarily carried at amortized cost. The estimated fair value for mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk. Certain mortgage loans have been impaired to their estimated fair value which is determined using independent broker quotations or, when the mortgage loan is in foreclosure or otherwise determined to be collateral dependent, the fair value of the underlying collateral is estimated using internal models.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Real Estate Joint Ventures and Other Limited Partnership Interests -- Real estate joint ventures and other limited partnership interests included in the preceding tables consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at estimated fair value in the consolidated balance sheets in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheets are principally comprised of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, tax credit partnerships, funds withheld and joint venture investments. Leveraged leases, tax credit partnerships and joint venture investments, which are accounted for under the equity method or under the effective yield method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the section labeled "Derivatives" which follows.

     The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

     For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

     Cash and Cash Equivalents -- Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheets are principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions, amounts receivable for securities sold but not yet settled, fees and general operating receivables and embedded derivatives related to the ceded reinsurance of certain variable annuity guarantees.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity guarantees are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the section labeled "Embedded Derivatives within Asset and Liability Host Contracts" which follows.

     Other Assets -- Other assets in the consolidated balance sheets are principally comprised of prepaid expenses, amounts held under corporate-owned life insurance, fixed assets, capitalized software, deferred sales inducements, VODA and VOCRA, all of which are not considered financial instruments subject to disclosure.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The estimated fair value of mutual funds is based upon quoted prices or reported NAVs provided by the fund manager. Accounting guidance effective for December 31, 2009 clarified how investments that use NAV as a practical expedient for their fair value measurement are classified in the fair value hierarchy. As a result, the Company has included certain mutual funds in the amount of $35.5 billion in Level 2 of the fair value hierarchy which were previously included in Level 1. The estimated fair values of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account. The estimated fair value of hedge funds is based upon NAVs provided by the fund manager. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the tables above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit which is determined using publicly available information relating to the Company's debt, as well as its claims paying ability.

     Short-term and Long-term Debt -- The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair values of long-term debt securities are generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

     Payables for Collateral Under Securities Loaned and Other Transactions
-- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

     Other Liabilities -- Other liabilities in the consolidated balance sheets are principally comprised of funds withheld related to certain ceded reinsurance; embedded derivatives within these funds withheld related to certain ceded reinsurance; freestanding derivatives with negative estimated fair values; securities trading liabilities; tax and litigation contingency liabilities; obligations for employee-related benefits; interest due on the Company's debt obligations and on cash collateral held in relation to securities lending; dividends payable; amounts due for securities purchased but not yet settled; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the section labeled "Derivatives" which follows.

     The fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the section labeled "Embedded Derivatives within Asset and Liability Host Contracts" which follows.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of securities trading liabilities; interest and dividends payable; amounts due for securities purchased but not yet settled; and amounts payable under certain ceded and assumed reinsurance contracts recognized using the deposit method of accounting.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheets represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance; funding agreements related to group life contracts; and certain contracts that provide for benefit funding.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheets at an equivalent summary total of the separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those liabilities approximates the estimated fair value of the related separate account assets.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread over the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance contracts related to such variable annuity guarantees and certain funding agreements with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWB, GMAB and certain GMIB are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances.

     The fair value for these guarantees are estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these guarantees includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt, as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraph. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "Fixed Maturity Securities, Equity Securities and Trading Securities" and "Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities with changes in estimated fair value recorded in net investment gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for the Company's own credit that takes into consideration publicly available information relating to the Company's debt, as well as its claims paying ability. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net investment gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments -- The estimated fair values for mortgage loan commitments and commitments to fund bank credit facilities, bridge loans and private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis, are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                                DECEMBER 31, 2009
                                         --------------------------------------------------------------
                                           FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                         ---------------------------------------------------
                                          QUOTED PRICES IN
                                         ACTIVE MARKETS FOR                      SIGNIFICANT    TOTAL
                                          IDENTICAL ASSETS   SIGNIFICANT OTHER  UNOBSERVABLE  ESTIMATED
                                           AND LIABILITIES   OBSERVABLE INPUTS     INPUTS        FAIR
                                              (LEVEL 1)          (LEVEL 2)        (LEVEL 3)     VALUE
                                         ------------------  -----------------  ------------  ---------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities............        $    --            $ 44,394         $ 4,674     $ 49,068
  RMBS.................................             --              29,405           1,580       30,985
  Foreign corporate securities.........             --              21,541           3,456       24,997
  U.S. Treasury, agency and government
     guaranteed securities.............          6,090              10,312              --       16,402
  CMBS.................................             --              10,684              87       10,771
  ABS..................................             --               5,503           1,668        7,171
  State and political subdivision
     securities........................             --               2,714              20        2,734
  Foreign government securities........             --               2,272             249        2,521
                                               -------            --------         -------     --------
     Total fixed maturity securities...          6,090             126,825          11,734      144,649
                                               -------            --------         -------     --------
Equity securities:
  Common stock.........................            289                 777              64        1,130
  Non-redeemable preferred stock.......             --                 193             793          986
                                               -------            --------         -------     --------
     Total equity securities...........            289                 970             857        2,116
                                               -------            --------         -------     --------
Trading securities.....................             --                 388              83          471
Short-term investments (1).............          2,099               1,193               8        3,300
Derivative assets (2)..................             --               2,318              97        2,415
Net embedded derivatives within asset
  host contracts (3)...................             --                  --             263          263
Separate account assets (4)............         13,006              65,788           1,583       80,377
                                               -------            --------         -------     --------
  Total assets.........................        $21,484            $197,482         $14,625     $233,591
                                               =======            ========         =======     ========
LIABILITIES
Derivative liabilities (2).............        $     5            $  1,961         $     5     $  1,971
Net embedded derivatives within
  liability host contracts (3).........             --                 (26)             97           71
Trading liabilities (5)................            106                  --              --          106
                                               -------            --------         -------     --------
  Total liabilities....................        $   111            $  1,935         $   102     $  2,148
                                               =======            ========         =======     ========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 DECEMBER 31, 2008
                                          --------------------------------------------------------------
                                            FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                          ---------------------------------------------------
                                           QUOTED PRICES IN
                                          ACTIVE MARKETS FOR                      SIGNIFICANT    TOTAL
                                           IDENTICAL ASSETS   SIGNIFICANT OTHER  UNOBSERVABLE  ESTIMATED
                                            AND LIABILITIES   OBSERVABLE INPUTS     INPUTS        FAIR
                                               (LEVEL 1)          (LEVEL 2)        (LEVEL 3)     VALUE
                                          ------------------  -----------------  ------------  ---------
                                                                   (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.............        $    --            $ 38,663         $ 5,089     $ 43,752
  RMBS..................................             --              22,680             373       23,053
  Foreign corporate securities..........             --              16,857           3,367       20,224
  U.S. Treasury, agency and government
     guaranteed securities..............          7,427               8,461              48       15,936
  CMBS..................................             --               8,939             138        9,077
  ABS...................................             --               4,824           1,487        6,311
  State and political subdivision
     securities.........................             --               1,025              76        1,101
  Foreign government securities.........             --               2,573             202        2,775
                                                -------            --------         -------     --------
     Total fixed maturity securities....          7,427             104,022          10,780      122,229
                                                -------            --------         -------     --------
Equity securities:
  Common stock..........................            238                 994              59        1,291
  Non-redeemable preferred stock........             --                  89             918        1,007
                                                -------            --------         -------     --------
     Total equity securities............            238               1,083             977        2,298
                                                -------            --------         -------     --------
Trading securities......................             --                 161             116          277
Short-term investments (1)..............          6,812                 695              75        7,582
Derivative assets (2)...................              2               6,505             139        6,646
Net embedded derivatives within asset
  host contracts (3)....................             --                  --             797          797
Separate account assets (4).............         39,767              31,006           1,486       72,259
                                                -------            --------         -------     --------
  Total assets..........................        $54,246            $143,472         $14,370     $212,088
                                                =======            ========         =======     ========
LIABILITIES
Derivative liabilities (2)..............        $    58            $  2,305         $   158     $  2,521
Net embedded derivatives within
  liability host contracts (3)..........             --                 (83)           (905)        (988)
Trading liabilities (5).................             57                  --              --           57
                                                -------            --------         -------     --------
  Total liabilities.....................        $   115            $  2,222         $  (747)    $  1,590
                                                =======            ========         =======     ========



--------

   (1) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g. time deposits, etc.).

   (2) Derivative assets are presented within other invested assets and derivative liabilities are presented within other liabilities. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the following tables. At December 31,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       2009 and 2008, certain non-derivative hedging instruments of $0 and $323 million, respectively, which are carried at amortized cost, are included with the liabilities total in Note 4 but are excluded from derivative liabilities here as they are not derivative instruments.

   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. At December 31, 2009 and 2008, equity securities also included embedded derivatives of ($15) million and ($72) million, respectively.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   (5) Trading liabilities are presented within other liabilities.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury, agency and government guaranteed fixed maturity securities, exchange-traded common stock; and certain short-term money market securities. As it relates to derivatives, this level includes exchange-traded equity and interest rate futures. Separate account assets classified within this level are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity and equity securities priced principally by independent pricing services using observable inputs. Fixed maturity securities classified as Level 2 include most U.S. Treasury, agency and government guaranteed securities, as well as the majority of U.S. and foreign corporate securities, RMBS, CMBS, ABS, foreign government securities, and state and political subdivision securities. Equity securities classified as Level 2 securities consist principally of common stock and non-redeemable preferred stock where market quotes are available but are not considered actively traded. Short-term investments and trading securities included within Level 2 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded futures included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. Separate account assets classified within this level are generally similar to those classified within this level for the general account, with the exception of certain mutual funds without readily determinable fair values given prices are not published publicly. Hedge funds owned by separate accounts are also included within this level. Embedded derivatives classified within this level include embedded equity derivatives contained in certain funding agreements.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level primarily consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including: U.S. and foreign corporate securities -- including below investment grade private placements; RMBS; CMBS; and ABS -- including all of those supported by sub-prime mortgage loans. Equity securities classified as Level 3 securities consist principally of non-redeemable preferred stock and common stock of companies that are privately held or of companies for which there has been very limited trading activity or where less price transparency exists around the inputs to the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


              valuation. Short-term investments and trading securities included within Level 3 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this category includes: swap spreadlocks with maturities which extend beyond observable periods; foreign currency swaps which are cancelable and priced through independent broker quotations; interest rate swaps with maturities which extend beyond the observable portion of the yield curve; credit default swaps based upon baskets of credits having unobservable credit correlations, as well as credit default swaps with maturities which extend beyond the observable portion of the credit curves and credit default swaps priced through independent broker quotations; interest rate floors referencing unobservable yield curves and/or which include liquidity and volatility adjustments; and implied volatility swaps with unobservable volatility inputs. Separate account assets classified within this level are generally similar to those classified within this level for the general account; however, they also include mortgage loans and other limited partnership interests. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity guarantees, as well as those on the cession of risks associated with those guarantees to affiliates; as well as embedded derivatives related to funds withheld on ceded reinsurance.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for the years ended December 31, 2009 and 2008 is as follows:

                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3) (1)
                               --------------------------------------------------------------------------------------------
                                                                               TOTAL REALIZED/UNREALIZED
                                                                              GAINS (LOSSES) INCLUDED IN:
                                                                            ------------------------------     PURCHASES,
                                                                                                 OTHER           SALES,
                                    BALANCE,        IMPACT OF    BALANCE,                    COMPREHENSIVE   ISSUANCES AND
                               DECEMBER 31, 2007  ADOPTION (2)  JANUARY 1,  EARNINGS (3, 4)  INCOME (LOSS)  SETTLEMENTS (5)
                               -----------------  ------------  ----------  ---------------  -------------  ---------------
                                                                       (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER
  31, 2009:
Fixed maturity securities:
  U.S. corporate securities..                                     $ 5,089       $  (276)        $   572         $(1,002)
  RMBS.......................                                         373            35              80           1,134
  Foreign corporate
     securities..............                                       3,367          (210)          1,156            (614)
  U.S. Treasury, agency and
     government guaranteed
     securities..............                                          48            --              --             (27)
  CMBS.......................                                         138             6               4             (38)
  ABS........................                                       1,487           (63)            281             (61)
  State and political
     subdivision securities..                                          76            --               1             (15)
  Foreign government
     securities..............                                         202             2              18              66
                                                                  -------       -------         -------         -------
     Total fixed maturity
       securities............                                     $10,780       $  (506)        $ 2,112         $  (557)
                                                                  =======       =======         =======         =======
Equity securities:
  Common stock...............                                     $    59       $    (2)        $    (2)        $     9
  Non-redeemable preferred
     stock...................                                         918          (251)            355            (190)
                                                                  -------       -------         -------         -------
     Total equity
       securities............                                     $   977       $  (253)        $   353         $  (181)
                                                                  =======       =======         =======         =======
Trading securities...........                                     $   116       $    16         $    --         $   (49)
Short-term investments.......                                     $    75       $    (9)        $    --         $   (53)
Net derivatives (7)..........                                     $   (19)      $    35         $    (1)        $    79
Separate account assets (8)..                                     $ 1,486       $  (221)        $    --         $   452
Net embedded derivatives
  (9)........................                                     $ 1,702       $(1,570)        $    --         $    34

FOR THE YEAR ENDED DECEMBER
  31, 2008:
Fixed maturity securities:
  U.S. corporate securities..       $ 5,527            $--        $ 5,527       $  (455)        $(1,085)        $   606
  RMBS.......................           899             --            899            (2)           (111)            (53)
  Foreign corporate
     securities..............         4,752             --          4,752          (127)         (1,794)           (104)
  U.S. Treasury, agency and
     government guaranteed
     securities..............            55             --             55            --              (1)            (29)
  CMBS.......................           271             --            271            (6)            (57)              2
  ABS........................         2,814             --          2,814           (80)           (672)           (549)
  State and political
     subdivision securities..            56             --             56             1              11              33
  Foreign government
     securities..............           475             --            475            (5)            (17)           (256)
  Other fixed maturity
     securities..............           217             --            217            --             (37)           (180)
                                    -------            ---        -------       -------         -------         -------
     Total fixed maturity
       securities............       $15,066            $--        $15,066       $  (674)        $(3,763)        $  (530)
                                    =======            ===        =======       =======         =======         =======
Equity securities:
  Common stock...............       $    60            $--        $    60       $     2         $    (4)        $     1
  Non-redeemable preferred
     stock...................         1,467             --          1,467          (130)           (342)            (55)
                                    -------            ---        -------       -------         -------         -------
     Total equity
       securities............       $ 1,527            $--        $ 1,527       $  (128)        $  (346)        $   (54)
                                    =======            ===        =======       =======         =======         =======
Trading securities...........       $   174            $--        $   174       $   (26)        $    --         $   (32)
Short-term investments.......       $   149            $--        $   149       $    (2)        $    --         $   (72)
Net derivatives (7)..........       $   134            $(1)       $   133       $   (60)        $    --         $   (92)
Separate account assets (8)..       $ 1,170            $--        $ 1,170       $   (86)        $    --         $   (22)
Net embedded derivatives
  (9)........................       $    25            $30        $    55       $ 1,631         $    --         $    16
                                  FAIR VALUE MEASUREMENTS
                                     USING SIGNIFICANT
                                UNOBSERVABLE INPUTS (LEVEL
                                          3) (1)
                               ----------------------------
                                 TRANSFER IN
                                 AND/OR OUT      BALANCE,
                               OF LEVEL 3 (6)  DECEMBER 31,
                               --------------  ------------
                                       (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER
  31, 2009:
Fixed maturity securities:
  U.S. corporate securities..       $ 291         $ 4,674
  RMBS.......................         (42)          1,580
  Foreign corporate
     securities..............        (243)          3,456
  U.S. Treasury, agency and
     government guaranteed
     securities..............         (21)             --
  CMBS.......................         (23)             87
  ABS........................          24           1,668
  State and political
     subdivision securities..         (42)             20
  Foreign government
     securities..............         (39)            249
                                    -----         -------
     Total fixed maturity
       securities............       $ (95)        $11,734
                                    =====         =======
Equity securities:
  Common stock...............       $  --         $    64
  Non-redeemable preferred
     stock...................         (39)            793
                                    -----         -------
     Total equity
       securities............       $ (39)        $   857
                                    =====         =======
Trading securities...........       $  --         $    83
Short-term investments.......       $  (5)        $     8
Net derivatives (7)..........       $  (2)        $    92
Separate account assets (8)..       $(134)        $ 1,583
Net embedded derivatives
  (9)........................       $  --         $   166

FOR THE YEAR ENDED DECEMBER
  31, 2008:
Fixed maturity securities:
  U.S. corporate securities..       $ 496         $ 5,089
  RMBS.......................        (360)            373
  Foreign corporate
     securities..............         640           3,367
  U.S. Treasury, agency and
     government guaranteed
     securities..............          23              48
  CMBS.......................         (72)            138
  ABS........................         (26)          1,487
  State and political
     subdivision securities..         (25)             76
  Foreign government
     securities..............           5             202
  Other fixed maturity
     securities..............          --              --
                                    -----         -------
     Total fixed maturity
       securities............       $ 681         $10,780
                                    =====         =======
Equity securities:
  Common stock...............       $  --         $    59
  Non-redeemable preferred
     stock...................         (22)            918
                                    -----         -------
     Total equity
       securities............       $ (22)        $   977
                                    =====         =======
Trading securities...........       $  --         $   116
Short-term investments.......       $  --         $    75
Net derivatives (7)..........       $  --         $   (19)
Separate account assets (8)..       $ 424         $ 1,486
Net embedded derivatives
  (9)........................       $  --         $ 1,702


--------

   (1) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (2) Impact of adoption of fair value measurement guidance represents the amount recognized in earnings as a change in estimate associated with Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $29 million increase to net assets. Such amount was also impacted by a decrease to DAC of $9 million. The impact of this adoption on RGA-- not reflected in the table above as a result of the reflection of RGA in discontinued operations -- was a net increase of $2 million (i.e., a decrease in Level 3 net embedded derivative liabilities of $17 million offset by a DAC decrease of $15 million) for a total impact of $22 million on Level 3 assets and liabilities. This impact of $22 million along with a $9 million reduction in the estimated fair value of Level 2 freestanding derivatives, resulted in a total net impact of adoption of $13 million.

   (3) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included with the earnings caption of total gains (losses).

   (4) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (5) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (6) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in and/or out of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (8) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (9) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize both realized and unrealized gains and losses for the years ended December 31, 2009 and 2008 due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                              TOTAL GAINS AND LOSSES
                                                     ---------------------------------------
                                                      CLASSIFICATION OF REALIZED/UNREALIZED
                                                                      GAINS
                                                          (LOSSES) INCLUDED IN EARNINGS
                                                     ---------------------------------------
                                                                         NET
                                                         NET         INVESTMENT
                                                     INVESTMENT         GAINS
                                                       INCOME         (LOSSES)        TOTAL
                                                     ----------      ----------      -------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
  U.S. corporate securities........................       $12          $  (288)      $  (276)
  RMBS.............................................        30                5            35
  Foreign corporate securities.....................        (8)            (202)         (210)
  CMBS.............................................        --                6             6
  ABS..............................................         8              (71)          (63)
  Foreign government securities....................         3               (1)            2
                                                        -----          -------       -------
     Total fixed maturity securities...............       $45          $  (551)      $  (506)
                                                        =====          =======       =======
Equity securities:
  Common stock.....................................     $  --          $    (2)      $    (2)
  Non-redeemable preferred stock...................        --             (251)         (251)
                                                        -----          -------       -------
     Total equity securities.......................       $--          $  (253)      $  (253)
                                                        =====          =======       =======
Trading securities.................................       $16          $    --       $    16
Short-term investments.............................       $--          $    (9)      $    (9)
Net derivatives....................................       $--          $    35       $    35
Net embedded derivatives...........................       $--          $(1,570)      $(1,570)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                               TOTAL GAINS AND LOSSES
                                                     -----------------------------------------
                                                       CLASSIFICATION OF REALIZED/UNREALIZED
                                                        GAINS (LOSSES) INCLUDED IN EARNINGS
                                                     -----------------------------------------
                                                                          NET
                                                         NET           INVESTMENT
                                                     INVESTMENT          GAINS
                                                       INCOME           (LOSSES)         TOTAL
                                                     ----------      -------------      ------
                                                                     (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities:
  U.S. corporate securities........................      $  8            $ (463)        $ (455)
  RMBS.............................................        --                (2)            (2)
  Foreign corporate securities.....................        (6)             (121)          (127)
  CMBS.............................................        --                (6)            (6)
  ABS..............................................         3               (83)           (80)
  State and political subdivision securities.......        --                 1              1
  Foreign government securities....................         4                (9)            (5)
                                                       ------            ------         ------
     Total fixed maturity securities...............      $  9            $ (683)        $ (674)
                                                       ======            ======         ======
Equity securities:
  Common stock.....................................    $   --            $    2         $    2
  Non-redeemable preferred stock...................        --              (130)          (130)
                                                       ------            ------         ------
     Total equity securities.......................      $ --            $ (128)        $ (128)
                                                       ======            ======         ======
Trading securities.................................      $(26)           $   --         $  (26)
Short-term investments.............................      $  1            $   (3)        $   (2)
Net derivatives....................................      $ --            $  (60)        $  (60)
Net embedded derivatives...........................      $ --            $1,631         $1,631

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize the portion of unrealized gains and losses recorded in earnings for the years ended December 31, 2009 and 2008 for Level 3 assets and liabilities that were still held at December 31, 2009 and 2008, respectively.

                                                       CHANGES IN UNREALIZED GAINS (LOSSES)
                                                     RELATING TO ASSETS AND LIABILITIES HELD
                                                               AT DECEMBER 31, 2009
                                                     ---------------------------------------
                                                                         NET
                                                         NET         INVESTMENT
                                                     INVESTMENT         GAINS
                                                       INCOME         (LOSSES)        TOTAL
                                                     ----------      ----------      -------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
  U.S. corporate securities........................       $11          $  (281)      $  (270)
  RMBS.............................................        30                6            36
  Foreign corporate securities.....................        (7)            (106)         (113)
  CMBS.............................................        --               (5)           (5)
  ABS..............................................         8              (97)          (89)
  Foreign government securities....................         3               --             3
                                                        -----          -------       -------
     Total fixed maturity securities...............       $45          $  (483)      $  (438)
                                                        =====          =======       =======
Equity securities:
  Common stock.....................................     $  --          $    (1)      $    (1)
  Non-redeemable preferred stock...................        --             (128)         (128)
                                                        -----          -------       -------
     Total equity securities.......................       $--          $  (129)      $  (129)
                                                        =====          =======       =======
Trading securities.................................       $15          $    --       $    15
Net derivatives....................................       $--          $    96       $    96
Net embedded derivatives...........................       $--          $(1,568)      $(1,568)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                                       RELATING TO ASSETS AND LIABILITIES
                                                            HELD AT DECEMBER 31, 2008
                                                     --------------------------------------
                                                                         NET
                                                         NET         INVESTMENT
                                                     INVESTMENT         GAINS
                                                       INCOME         (LOSSES)        TOTAL
                                                     ----------      ----------      ------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities:
  U.S. corporate securities........................      $  6          $ (283)       $ (277)
  RMBS.............................................        --              --            --
  Foreign corporate securities.....................        (8)           (120)         (128)
  CMBS.............................................        --              --            --
  ABS..............................................         3             (63)          (60)
  Foreign government securities....................         4              --             4
                                                       ------          ------        ------
     Total fixed maturity securities...............      $  5          $ (466)       $ (461)
                                                       ======          ======        ======
Equity securities:
  Common stock.....................................    $   --          $   (1)       $   (1)
  Non-redeemable preferred stock...................        --            (113)         (113)
                                                       ------          ------        ------
     Total equity securities.......................      $ --          $ (114)       $ (114)
                                                       ======          ======        ======
Trading securities.................................      $(18)         $   --        $  (18)
Net derivatives....................................      $ --          $  (93)       $  (93)
Net embedded derivatives...........................      $ --          $1,632        $1,632


  NON-RECURRING FAIR VALUE MEASUREMENTS

     Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables above. The amounts below relate to certain investments measured at estimated fair value during the period and still held as of the reporting dates.

                                                       FOR THE YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------
                                                2009                                      2008
                              ---------------------------------------   ---------------------------------------
                                                ESTIMATED                                 ESTIMATED
                                 CARRYING          FAIR                    CARRYING          FAIR
                              VALUE PRIOR TO   VALUE AFTER     GAINS    VALUE PRIOR TO   VALUE AFTER     GAINS
                                IMPAIRMENT      IMPAIRMENT   (LOSSES)     IMPAIRMENT      IMPAIRMENT   (LOSSES)
                              --------------   -----------   --------   --------------   -----------   --------
                                                                (IN MILLIONS)
Mortgage loans (1):
  Held-for-investment.......       $248            $168        $ (80)        $234            $188        $(46)
  Held-for-sale.............         --              --           --           26              16         (10)
                                   ----            ----        -----         ----            ----        ----
     Mortgage loans, net....       $248            $168        $ (80)        $260            $204        $(56)
                                   ====            ====        =====         ====            ====        ====
Other limited partnership
  interests (2).............       $805            $517        $(288)        $230            $131        $(99)
Real estate joint ventures
  (3).......................       $ 80            $ 43        $ (37)        $ --            $ --        $ --

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Mortgage Loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

   (2) Other Limited Partnership Interests -- The impaired investments presented above were accounted for using the cost basis. Impairments on these cost basis investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments across certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $321 million as of December 31, 2009.

   (3) Real Estate Joint Ventures -- The impaired investments presented above were accounted for using the cost basis. Impairments on these cost basis investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $45 million as of December 31, 2009.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                             DAC      VOBA    TOTAL
                                                           -------   -----   -------
                                                                 (IN MILLIONS)
Balance at January 1, 2007...............................  $ 8,598   $ 293   $ 8,891
  Effect of adoption of new accounting principle.........     (195)   (123)     (318)
  Capitalizations........................................      886      --       886
                                                           -------   -----   -------
     Subtotal............................................    9,289     170     9,459
                                                           -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).......................     (114)     (1)     (115)
     Other expenses......................................      735      23       758
                                                           -------   -----   -------
       Total amortization................................      621      22       643
                                                           -------   -----   -------
  Less: Unrealized investment gains (losses).............      110      71       181
  Less: Other............................................        7      --         7
                                                           -------   -----   -------
Balance at December 31, 2007.............................    8,551      77     8,628
  Capitalizations........................................      901      --       901
                                                           -------   -----   -------
     Subtotal............................................    9,452      77     9,529
                                                           -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).......................      157      (4)      153
     Other expenses......................................      909      19       928
                                                           -------   -----   -------
       Total amortization................................    1,066      15     1,081
                                                           -------   -----   -------
  Less: Unrealized investment gains (losses).............   (2,274)   (146)   (2,420)
  Less: Other............................................       (2)     (1)       (3)
                                                           -------   -----   -------
Balance at December 31, 2008.............................   10,662     209    10,871
  Capitalizations........................................      857      --       857
                                                           -------   -----   -------
     Subtotal............................................   11,519     209    11,728
                                                           -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).......................     (254)     (1)     (255)
     Other expenses......................................      648      22       670
                                                           -------   -----   -------
       Total amortization................................      394      21       415
                                                           -------   -----   -------
  Less: Unrealized investment gains (losses).............    1,897      52     1,949
                                                           -------   -----   -------
Balance at December 31, 2009.............................  $ 9,228   $ 136   $ 9,364
                                                           =======   =====   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $11 million in 2010, $10 million in 2011, $10 million in 2012, $10 million in 2013 and $9 million in 2014.

     Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding DAC and VOBA by segment is as follows:

                                              DAC               VOBA              TOTAL
                                       ----------------   ---------------   ----------------
                                                            DECEMBER 31,
                                       -----------------------------------------------------
                                        2009      2008     2009     2008     2009      2008
                                       ------   -------   ------   ------   ------   -------
                                                           (IN MILLIONS)
Insurance Products...................  $7,034   $ 8,404    $114     $175    $7,148   $ 8,579
Retirement Products..................   2,125     2,188      20       31     2,145     2,219
Corporate Benefit Funding............      67        68      --       --        67        68
Corporate & Other....................       2         2       2        3         4         5
                                       -- ---   --- ---    ----     ----    -- ---   --- ---
  Total..............................  $9,228   $10,662    $136     $209    $9,364   $10,871
                                       == ===   === ===    ====     ====    == ===   === ===



7.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill is as follows:

                                                                  DECEMBER 31,
                                                               ------------------
                                                               2009   2008   2007
                                                               ----   ----   ----
                                                                  (IN MILLIONS)
Balance at beginning of the period...........................  $111   $108   $106
Acquisitions.................................................    --      3      2
                                                               ----   ----   ----
Balance at the end of the period.............................  $111   $111   $108
                                                               ====   ====   ====



     Information regarding goodwill by segment and reporting unit is as follows:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2009   2008
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Insurance Products:
  Group life......................................................  $  3   $  3
  Individual life.................................................    27     27
  Non-medical health..............................................    65     65
                                                                    ----   ----
     Total Insurance Products.....................................    95     95
Retirement Products...............................................    10     10
Corporate Benefit Funding.........................................     2      2
Corporate & Other.................................................     4      4
                                                                    ----   ----
Total.............................................................  $111   $111
                                                                    ====   ====



     As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2009 based upon data at June 30, 2009 that indicated that goodwill was not impaired. During the fourth quarter of 2009, the Company realigned its reportable segments. See Notes 1 and
17. The 2009 annual goodwill impairment tests were based on the segment structure in existence prior to such realignment. The realignment did not significantly change the reporting units for goodwill impairment testing purposes and management concluded that no additional tests were required at December 31, 2009.

     Previously, due to economic conditions, the sustained low level of equity markets, declining market capitalizations in the insurance industry and lower operating earnings projections, particularly in individual

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


annuity and variable & universal life reporting units, management performed an interim goodwill impairment test at December 31, 2008 and again, for certain reporting units most affected by the current economic environment at March 31, 2009. Based upon the tests performed, management concluded no impairment of goodwill had occurred for any of the Company's reporting units at March 31, 2009 and December 31, 2008.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

8.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are as follows:

                                                             POLICYHOLDER          OTHER
                                        FUTURE POLICY          ACCOUNT          POLICYHOLDER
                                           BENEFITS            BALANCES            FUNDS
                                      -----------------   -----------------   ---------------
                                                            DECEMBER 31,
                                      -------------------------------------------------------
                                        2009      2008      2009      2008     2009     2008
                                      -------   -------   -------   -------   ------   ------
                                                           (IN MILLIONS)
Insurance Products..................   68,352    66,725    18,947    17,665    5,296    5,098
Retirement Products.................    2,152     2,041    21,471    21,761       22       17
Corporate Benefit Funding...........   29,118    28,846    46,137    53,829      210      244
Corporate & Other...................      338       571        35        53       99      124
                                      -------   -------   -------   -------   ------   ------
  Total.............................  $99,960   $98,183   $86,590   $93,308   $5,627   $5,483
                                      =======   =======   =======   =======   ======   ======



     See Note 9 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding the VODA and VOCRA, which are reported in other assets, is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $427      $431      $439
Acquisitions..............................................    --         9        --
Amortization..............................................   (15)      (13)       (8)
                                                            ----      ----      ----
Balance at December 31,...................................  $412      $427      $431
                                                            ====      ====      ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $19 million in 2010, $22 million in 2011, $25 million in 2012, $27 million in 2013 and $29 million in 2014. See Note 2 for a description of acquisitions and dispositions.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $144      $132      $121
Capitalization............................................    51        40        29
Amortization..............................................   (22)      (28)      (18)
                                                            ----      ----      ----
Balance at December 31,...................................  $173      $144      $132
                                                            ====      ====      ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $53.0 billion and $48.2 billion at December 31, 2009 and 2008, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $27.4 billion and $24.1 billion at December 31, 2009 and 2008, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.35% and 4.40% at December 31, 2009 and 2008, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.1 billion, $1.3 billion and $1.3 billion for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company's proportional interest in separate accounts is included in the consolidated balance sheets as follows:

                                                                     DECEMBER 31,
                                                                    --------------
                                                                    2009      2008
                                                                    ----      ----
                                                                     (IN MILLIONS)
Fixed maturity securities.........................................   $--       $ 5
Equity securities.................................................   $35       $16
Cash and cash equivalents.........................................   $--       $--


     For the years ended December 31, 2009, 2008 and 2007, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. Dollars or foreign currencies, to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2009, 2008 and 2007, the Company issued $4.3 billion, $5.7 billion and $4.6 billion, respectively, and repaid $6.4 billion, $7.6 billion and $3.7 billion, respectively, of such funding agreements. At December 31, 2009 and 2008, funding agreements outstanding, which are included in policyholder account balances, were $16.2 billion and $17.3 billion, respectively. During the years ended December 31, 2009, 2008 and 2007, interest credited on the funding agreements, which are included in interest credited to policyholder account balances, was $519 million, $840 million and $917 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Metropolitan Life Insurance Company is a member of the FHLB of NY and holds $742 million and $830 million of common stock of the FHLB of NY at December 31, 2009 and 2008, respectively, which is included in equity securities. MLIC has also entered into funding agreements with the FHLB of NY whereby MLIC has issued such funding agreements in exchange for cash and for which the FHLB of NY has been granted a lien on certain MLIC assets, including RMBS to collateralize MLIC's obligations under the funding agreements. MLIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MLIC, the FHLB of NY's recovery on the collateral is limited to the amount of MLIC's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $13.7 billion and $15.2 billion at December 31, 2009 and 2008, respectively, which is included in policyholder account balances. The advances on these agreements are collateralized by mortgage-backed securities with estimated fair values of $15.1 billion and $17.8 billion at December 31, 2009 and 2008, respectively. During the years ended December 31, 2009, 2008 and 2007, interest credited on the funding agreements, which are included in interest credited to policyholder account balances, was $333 million, $229 million and $94 million, respectively.

     The temporary contingent increase in MLIC's borrowing capacity that was in effect on December 31, 2008 expired December 31, 2009.

     Metropolitan Life Insurance Company has issued funding agreements to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer MAC, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such SPEs was $2.5 billion at both December 31, 2009 and 2008, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural real estate mortgage loans with estimated fair values of $2.9 billion at both December 31, 2009 and 2008. During the years ended December 31, 2009, 2008 and 2007, interest credited on the funding agreements, which are included in interest credited to policyholder account balances, was $132 million, $132 million and $117 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                         2009      2008      2007
                                                       -------   -------   -------
                                                              (IN MILLIONS)
Balance at January 1,................................  $ 5,669   $ 5,174   $ 4,500
  Less: Reinsurance recoverables.....................     (266)     (265)     (268)
                                                       -------   -------   -------
Net balance at January 1,............................    5,403     4,909     4,232
                                                       -------   -------   -------
Incurred related to:
  Current year.......................................    4,480     4,063     3,743
  Prior years........................................      (14)      (86)     (104)
                                                       -------   -------   -------
                                                         4,466     3,977     3,639
                                                       -------   -------   -------
Paid related to:
  Current year.......................................   (2,664)   (2,481)   (2,077)
  Prior years........................................   (1,257)   (1,002)     (885)
                                                       -------   -------   -------
                                                        (3,921)   (3,483)   (2,962)
                                                       -------   -------   -------
Net balance at December 31,..........................    5,948     5,403     4,909
  Add: Reinsurance recoverables......................      354       266       265
                                                       -------   -------   -------
Balance at December 31,..............................  $ 6,302   $ 5,669   $ 5,174
                                                       =======   =======   =======



     During 2009, 2008 and 2007, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $14 million, $86 million and $104 million, respectively, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                    DECEMBER 31,
                                          ---------------------------------------------------------------
                                                       2009                             2008
                                          ------------------------------   ------------------------------
                                              IN THE             AT            IN THE             AT
                                          EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                          --------------   -------------   --------------   -------------
                                                                   (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $   4,225             N/A        $   3,177             N/A
Net amount at risk (2)..................     $     218 (3)         N/A        $     706 (3)         N/A
Average attained age of
  contractholders.......................      60 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $  34,891       $   9,739        $  28,448       $   5,693
Net amount at risk (2)..................     $   2,516 (3)   $   1,552 (4)    $   6,081 (3)   $   2,399 (4)
Average attained age of
  contractholders.......................      62 years        58 years         62 years        58 years
TWO TIER ANNUITIES
General account value...................           N/A       $     282              N/A       $     283
Net amount at risk (2)..................           N/A       $      50 (5)          N/A       $      50 (5)
Average attained age of
  contractholders.......................           N/A        61 years              N/A        60 years



                                                                  DECEMBER 31,
                                            -------------------------------------------------------
                                                       2009                          2008
                                            -------------------------     -------------------------
                                             SECONDARY       PAID-UP       SECONDARY       PAID-UP
                                            GUARANTEES     GUARANTEES     GUARANTEES     GUARANTEES
                                            ----------     ----------     ----------     ----------
                                                                 (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account)................................   $   5,679      $   1,297      $   4,908      $   1,349
Net amount at risk (2)....................   $  92,771 (3)  $  11,521 (3)  $ 102,690 (3)  $  12,485 (3)
Average attained age of policyholders.....    48 years       56 years       49 years       55 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                      UNIVERSAL AND VARIABLE
                                                                          LIFE CONTRACTS
                                                                     -----------------------
                                             ANNUITY CONTRACTS
                                        --------------------------
                                        GUARANTEED     GUARANTEED
                                           DEATH     ANNUITIZATION    SECONDARY     PAID-UP
                                         BENEFITS       BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                        ----------   -------------   ----------   ----------   -----
                                                                (IN MILLIONS)
DIRECT
  Balance, at January 1, 2007.........     $ 21           $13            $ 9          $ 9       $ 52
     Incurred guaranteed benefits.....        9             6              4            3         22
     Paid guaranteed benefits.........       (2)           --             --           --         (2)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2007.......       28            19             13           12         72
     Incurred guaranteed benefits.....       59            70             14            1        144
     Paid guaranteed benefits.........      (18)           --             --           --        (18)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2008.......       69            89             27           13        198
     Incurred guaranteed benefits.....       21            --             40            8         69
     Paid guaranteed benefits.........      (33)           --             --           --        (33)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2009.......     $ 57           $89            $67          $21       $234
                                           ====           ===            ===          ===       ====
CEDED
  Balance, at January 1, 2007.........     $ 15           $ 6            $--          $--       $ 21
     Incurred guaranteed benefits.....        5            (2)            --           --          3
     Paid guaranteed benefits.........       --            --             --           --         --
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2007.......       20             4             --           --         24
     Incurred guaranteed benefits.....       32            22             --           --         54
     Paid guaranteed benefits.........      (12)           --             --           --        (12)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2008.......       40            26             --           --         66
     Incurred guaranteed benefits.....       30             2             44            8         84
     Paid guaranteed benefits.........      (33)           --             --           --        (33)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2009.......     $ 37           $28            $44          $ 8       $117
                                           ====           ===            ===          ===       ====
NET
  Balance, at January 1, 2007.........     $  6           $ 7            $ 9          $ 9       $ 31
     Incurred guaranteed benefits.....        4             8              4            3         19
     Paid guaranteed benefits.........       (2)           --             --           --         (2)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2007.......        8            15             13           12         48
     Incurred guaranteed benefits.....       27            48             14            1         90
     Paid guaranteed benefits.........       (6)           --             --           --         (6)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2008.......       29            63             27           13        132
     Incurred guaranteed benefits.....       (9)           (2)            (4)          --        (15)
     Paid guaranteed benefits.........       --            --             --           --         --
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2009.......     $ 20           $61            $23          $13       $117
                                           ====           ===            ===          ===       ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
Fund Groupings:
  Equity......................................................  $16,701   $12,973
  Balanced....................................................    8,762     5,342
  Bond........................................................    3,342     2,837
  Money Market................................................      369       419
  Specialty...................................................      794       219
                                                                -------   -------
     Total....................................................  $29,968   $21,790
                                                                =======   =======



9.  REINSURANCE

     The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various subsidiaries. During 2005, the Company changed its retention practices for certain individual life insurance policies. Under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million. Retention limits remain unchanged for other new individual life insurance policies. Policies reinsured in years prior to 2005 remain reinsured under the original reinsurance agreements. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards.

     For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

     The Company's Retirement Products segment reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Retirement Products segment also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers and periodically monitors collectibility of reinsurance balances. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which as of December 31, 2009 and 2008, were immaterial.

     The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2009, the Company had $2.2 billion of unsecured unaffiliated reinsurance recoverable balances.

     At December 31, 2009, the Company had $5.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 80%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.4 billion of which were unsecured.

     The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2009      2008      2007
                                                         -------   -------   -------
                                                                (IN MILLIONS)
PREMIUMS:
  Direct premiums......................................  $19,285   $19,246   $17,411
  Reinsurance assumed..................................    1,197     1,334       951
  Reinsurance ceded....................................   (1,853)   (2,136)   (1,927)
                                                         -------   -------   -------
     Net premiums......................................  $18,629   $18,444   $16,435
                                                         =======   =======   =======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product
     policy fees.......................................  $ 2,565   $ 2,741   $ 2,589
  Reinsurance assumed..................................        9         7         2
  Reinsurance ceded....................................     (507)     (463)     (345)
                                                         -------   -------   -------
     Net universal life and investment-type product
       policy fees.....................................  $ 2,067   $ 2,285   $ 2,246
                                                         =======   =======   =======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..............  $21,570   $21,863   $19,454
  Reinsurance assumed..................................    1,045     1,018       530
  Reinsurance ceded....................................   (1,953)   (2,182)   (1,709)
                                                         -------   -------   -------
     Net policyholder benefits and claims..............  $20,662   $20,699   $18,275
                                                         =======   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                                DECEMBER 31, 2009
                                                  --------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                  --------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums and other receivables..................  $ 26,375    $  525   $24,885      $    965
Deferred policy acquisition costs and value of
  business acquired.............................     9,364       343      (575)        9,596
                                                  --------    ------   -------      --------
  Total assets..................................  $ 35,739    $  868   $24,310      $ 10,561
                                                  ========    ======   =======      ========
LIABILITIES:
Future policy benefits..........................  $ 99,960    $1,771   $    --      $ 98,189
Policyholder account balances...................    86,590       810        --        85,780
Other policyholder funds........................     5,627       270      (169)        5,526
Other liabilities...............................    33,690     6,788    19,150         7,752
                                                  --------    ------   -------      --------
  Total liabilities.............................  $225,867    $9,639   $18,981      $197,247
                                                  ========    ======   =======      ========




                                                                DECEMBER 31, 2008
                                                  --------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                  --------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums and other receivables..................  $ 28,290    $  790   $24,720      $  2,780
Deferred policy acquisition costs and value of
  business acquired.............................    10,871       269      (594)       11,196
                                                  --------    ------   -------      --------
  Total assets..................................  $ 39,161    $1,059   $24,126      $ 13,976
                                                  ========    ======   =======      ========
LIABILITIES:
Future policy benefits..........................  $ 98,183    $1,866   $    --      $ 96,317
Policyholder account balances...................    93,308       702        --        92,606
Other policyholder funds........................     5,483       256      (233)        5,460
Other liabilities...............................    29,350     4,945    16,772         7,633
                                                  --------    ------   -------      --------
  Total liabilities.............................  $226,324    $7,769   $16,539      $202,016
                                                  ========    ======   =======      ========



     The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont ("MRV") and Metropolitan Tower Life Insurance Company, all of which are related parties.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations is as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                              2009     2008    2007
                                                             ------   -----   -----
                                                                  (IN MILLIONS)
PREMIUMS:
  Reinsurance assumed (1),(2)..............................  $   66   $  43   $  23
  Reinsurance ceded........................................     (43)    (46)   (113)
                                                             ------   -----   -----
     Net premiums..........................................  $   23   $  (3)  $ (90)
                                                             ======   =====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Reinsurance assumed......................................  $    9   $   7   $   2
  Reinsurance ceded........................................    (177)   (178)   (112)
                                                             ------   -----   -----
     Net universal life and investment-type product policy
       fees................................................  $ (168)  $(171)  $(110)
                                                             ======   =====   =====
OTHER REVENUES:
  Reinsurance assumed......................................  $   (4)  $  (5)  $  (4)
  Reinsurance ceded (3)....................................     901     923      --
                                                             ------   -----   -----
     Net other revenues....................................  $  897   $ 918   $  (4)
                                                             ======   =====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Reinsurance assumed (2)..................................  $   75   $  57   $  32
  Reinsurance ceded........................................     (91)   (133)    (80)
                                                             ------   -----   -----
     Net policyholder benefits and claims..................  $  (16)  $ (76)  $ (48)
                                                             ======   =====   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Reinsurance assumed......................................  $   10   $  22   $  18
  Reinsurance ceded........................................     (78)    (70)    (65)
                                                             ------   -----   -----
     Net interest credited to policyholder account
       balances............................................  $  (68)  $ (48)  $ (47)
                                                             ======   =====   =====
POLICYHOLDER DIVIDENDS:
  Reinsurance assumed......................................  $   --   $  --   $  --
  Reinsurance ceded........................................     (18)    (20)    (29)
                                                             ------   -----   -----
     Net policyholder dividends............................  $  (18)  $ (20)  $ (29)
                                                             ======   =====   =====
OTHER EXPENSES:
  Reinsurance assumed (1)..................................  $  331   $ 128   $ 143
  Reinsurance ceded (2),(3)................................     791     825     (31)
                                                             ------   -----   -----
     Net other expenses....................................  $1,122   $ 953   $ 112
                                                             ======   =====   =====



--------

   (1) In March 2009, MetLife, Inc. completed the sale of Cova Corporation, the parent company of Texas Life Insurance Company ("Texas Life"). After the sale, reinsurance transactions with Texas Life were no longer considered affiliated transactions. For purposes of comparison, the 2008 and 2007 affiliated transactions with Texas Life have been removed from the presentation in the table above. Affiliated transactions with Texas Life

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       at December 31, 2008 included assumed premiums of ($1) million, and at December 31, 2007 included interest costs on assumed reinsurance of $1 million.

   (2) As discussed in Note 2, in September 2008, MetLife, Inc. completed a tax-free split-off of its majority owned subsidiary, RGA. In connection with this transaction, GALIC dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA. As a result of the Company's dividend of interests in RGA, reinsurance transactions between RGA and affiliates were no longer considered affiliated transactions. For purposes of comparison, the 2008 and 2007 affiliated transactions between RGA and affiliates have been removed from the presentation in the table above. Affiliated transactions between RGA and affiliates at December 31, 2008 included assumed premiums, assumed benefits and interest costs on ceded reinsurance of ($14) million, $42 million and $6 million, respectively, and at December 31, 2007 included ceded premiums, ceded benefits and ceded interest costs of $29 million, $22 million and $36 million, respectively.

   (3) In December 2007, the Company ceded a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, an affiliate. In connection with this cession, the Company recognized $819 million and $835 million of interest earned on the deposit included within premiums and other receivables as well as certain administrative fees at December 31, 2009 and 2008, respectively. The Company also recognized in other expenses $888 million and $911 million of interest expense associated with funds withheld at December 31, 2009 and 2008, respectively.

     Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets is as follows:

                                                                DECEMBER 31,
                                                   -------------------------------------
                                                          2009                2008
                                                   -----------------   -----------------
                                                   ASSUMED    CEDED    ASSUMED    CEDED
                                                   -------   -------   -------   -------
                                                               (IN MILLIONS)
ASSETS:
Premiums and other receivables...................   $   14   $19,035    $  334   $19,343
Deferred policy acquisition costs and value of
  business acquired..............................      307      (399)      227      (406)
                                                    ------   -------    ------   -------
  Total assets...................................   $  321   $18,636    $  561   $18,937
                                                    ======   =======    ======   =======
LIABILITIES:
Future policy benefits...........................   $  400   $    --    $  395   $    --
Policyholder account balances....................      721        --       606        --
Other policyholder funds.........................       30      (169)       27      (232)
Other liabilities................................    6,440    17,034     4,642    15,567
                                                    ------   -------    ------   -------
  Total liabilities..............................   $7,591   $16,865    $5,670   $15,335
                                                    ======   =======    ======   =======



     Effective December 31, 2009, the Company entered into a reinsurance agreement to cede two blocks of business to MRV, on a 75% coinsurance funds withheld basis. This agreement covers certain term life insurance policies issued by the Company in 2007 and 2008 and certain universal life insurance policies issued by the Company from 2007 through 2009. This agreement transfers risk to MRV, and is therefore accounted for as reinsurance. As a result of the agreement, the Company capitalized a net deferred gain of $67 million, included in DAC and other liabilities; affiliated reinsurance recoverables, included in premiums and other receivables, increased $220 million; the Company recorded a funds withheld liability for $160 million, included in other liabilities; and unearned revenue, included in other policyholder funds, was reduced by $7 million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has ceded risks to another affiliate related to guaranteed minimum benefit guarantees written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are included within net investment gains (losses). The embedded derivatives are included within premiums and other receivables and were assets of $263 million and $797 million at December 31, 2009 and 2008, respectively. For the years ended December 31, 2009, 2008 and 2007, net investment gains (losses) included in ($596) million, $729 million and $42 million, respectively, in changes in the estimated fair value of such embedded derivatives, as well as the associated bifurcation fees.

     Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and (increased) decreased the funds withheld balance by ($101) million and $1,203 million at December 31, 2009 and 2008, respectively. The change in estimated fair value of the embedded derivative, included in net investment gains (losses), was ($1,304) million and $1,203 million, for the years ended December 31, 2009 and 2008, respectively.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2009, the Company had $1.3 billion of unsecured affiliated reinsurance recoverable balances.

10.  CLOSED BLOCK

     On April 7, 2000, (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

     Recent experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized losses, have resulted in a policyholder dividend obligation of zero at both December 31, 2009 and 2008. The policyholder dividend obligation of zero and the Company's decision to revise the expected policyholder dividend scales, which are based upon statutory results, have resulted in a reduction to both actual and expected cumulative earnings of the closed block. Amortization of the closed block DAC, which resides outside of the closed block, will be based upon actual cumulative earnings rather than expected cumulative earnings of the closed block until such time as the actual cumulative earnings of the closed block exceed the expected cumulative earnings, at which time the policyholder dividend obligation will be reestablished. Actual cumulative earnings less than expected cumulative earnings will result in future adjustments to DAC and net income of the Company and increase sensitivity of the Company's net income to movements in closed block results.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block is as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits........................................  $43,576   $43,520
Other policyholder funds......................................      307       315
Policyholder dividends payable................................      615       711
Payables for collateral under securities loaned and other
  transactions................................................       --     2,852
Other liabilities.............................................      576       254
                                                                -------   -------
  Total closed block liabilities..............................   45,074    47,652
                                                                -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $27,129 and $27,947,
     respectively)............................................   27,375    26,205
  Equity securities available-for-sale, at estimated fair
     value (cost: $204 and $280, respectively)................      218       210
  Mortgage loans..............................................    6,200     7,243
  Policy loans................................................    4,538     4,426
  Real estate and real estate joint ventures held-for-
     investment...............................................      321       381
  Short-term investments......................................        1        52
  Other invested assets.......................................      463       952
                                                                -------   -------
     Total investments........................................   39,116    39,469
Cash and cash equivalents.....................................      241       262
Accrued investment income.....................................      489       484
Premiums and other receivables................................       78        98
Current income tax recoverable................................      112        --
Deferred income tax assets....................................      612     1,632
                                                                -------   -------
  Total assets designated to the closed block.................   40,648    41,945
                                                                -------   -------
Excess of closed block liabilities over assets designated to
  the closed block............................................    4,426     5,707
                                                                -------   -------
Amounts included in accumulated other comprehensive income
  (loss):
  Unrealized investment gains (losses), net of income tax of
     $89 and ($633), respectively.............................      166    (1,174)
  Unrealized gains (losses) on derivative instruments, net of
     income tax of ($3) and ($8), respectively................       (5)      (15)
                                                                -------   -------
  Total amounts included in accumulated other comprehensive
     income (loss)............................................      161    (1,189)
                                                                -------   -------
Maximum future earnings to be recognized from closed block
  assets and liabilities......................................  $ 4,587   $ 4,518
                                                                =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation is as follows:

                                                                    YEARS ENDED
                                                                    DECEMBER 31,
                                                                 -----------------
                                                                  2008       2007
                                                                 -----      ------
                                                                   (IN MILLIONS)
Balance at January 1,..........................................  $ 789      $1,063
Change in unrealized investment and derivative gains (losses)..   (789)       (274)
                                                                 -----      ------
Balance at December 31,........................................  $  --      $  789
                                                                 =====      ======



     Information regarding the closed block revenues and expenses is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2009     2008     2007
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
REVENUES
Premiums.................................................  $2,708   $2,787   $2,870
Net investment income and other revenues.................   2,197    2,248    2,350
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities..........................................    (107)     (94)      (3)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive loss..      40       --       --
  Other net investment gains (losses), net...............     199       10       31
                                                           ------   ------   ------
     Total net investment gains (losses).................     132      (84)      28
                                                           ------   ------   ------
     Total revenues......................................   5,037    4,951    5,248
                                                           ------   ------   ------
EXPENSES
Policyholder benefits and claims.........................   3,329    3,393    3,457
Policyholder dividends...................................   1,394    1,498    1,492
Other expenses...........................................     203      217      231
                                                           ------   ------   ------
     Total expenses......................................   4,926    5,108    5,180
                                                           ------   ------   ------
Revenues, net of expenses before provision for income tax
  expense (benefit)......................................     111     (157)      68
Provision (benefit) for income tax expense (benefit).....      36      (68)      21
                                                           ------   ------   ------
Revenues, net of expenses and provision for income tax
  expense (benefit)......................................  $   75   $  (89)  $   47
                                                           ======   ======   ======



     The change in the maximum future earnings of the closed block is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2009     2008     2007
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Balance at December 31,..................................  $4,587   $4,518   $4,429
Less:
  Cumulative effect of a change in accounting principle,
     net of income tax...................................      --       --       (4)
  Closed block adjustment (1)............................     144       --       --
Balance at January 1,....................................   4,518    4,429    4,480
                                                           ------   ------   ------
Change during year.......................................  $  (75)  $   89   $  (47)
                                                           ======   ======   ======



--------

   (1) The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

11.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                            INTEREST RATES
                                       ------------------------                 DECEMBER 31,
                                                       WEIGHTED               ---------------
                                          RANGE         AVERAGE    MATURITY    2009     2008
                                       -----------     --------   ---------   ------   ------
                                                                               (IN MILLIONS)
Surplus notes -- affiliated..........  2.23%-7.38%       4.80%    2011-2037   $1,986   $1,394
Surplus notes........................  7.63%-7.88%       7.98%    2015-2025      698      698
Capital notes -- affiliated..........     7.13%          7.13%    2032-2033      500      500
Mortgage loans -- affiliated.........  7.01%-7.26%       7.19%       2020        200       --
Other notes with varying interest
  rates..............................  3.76%-8.56%       8.49%    2010-2016       65       66
Secured demand note -- affiliated....     0.50%          0.50%       2011         25       25
Capital lease obligations............                                             28       39
                                                                              ------   ------
Total long-term debt.................                                          3,502    2,722
Total short-term debt................                                            319      414
                                                                              ------   ------
  Total..............................                                         $3,821   $3,136
                                                                              ======   ======



     The aggregate maturities of long-term debt at December 31, 2009 for the next five years are $64 million in 2010, $1,100 million in 2011, less than $1 million in 2012, less than $1 million in 2013, $217 million in 2014 and $2,120 million thereafter.

     Capital lease obligations and mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes and capital notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with prior approval of the insurance department of the state of domicile, whereas capital notes may or may not require this prior approval.

     Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all covenants at both December 31, 2009 and 2008.

  SURPLUS NOTES -- AFFILIATED

     On December 31, 2009, the Company's $700 million surplus note issued to MetLife, Inc. was renewed and increased to $775 million, extending the maturity to 2011 with an interest rate of 6-month LIBOR plus 1.80%.

     On December 28, 2009, the Company issued a surplus note to MetLife, Inc. for $300 million maturing in 2011 with an interest rate of 6-month LIBOR plus 1.80%. This transaction was settled by the transfer of securities from MetLife, Inc. to the Company.

     On September 29, 2009, the Company issued a $217 million surplus note to MetLife Mexico, S.A., an affiliate, maturing in 2014 with an interest rate of 6.46%.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In December 2007, the Company repaid the $800 million surplus note issued in December 2005 with an interest rate of 5.00% to MetLife, Inc. and then issued to MetLife, Inc. a $700 million surplus note maturing in 2009 with an interest rate of LIBOR plus 1.15%.

     In December 2007, the Company issued a $694 million surplus note with an interest rate of 7.38% to MetLife Capital Trust IV, an affiliate.

  SECURED DEMAND NOTE -- AFFILIATED

     Effective September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The Company has not exercised its right to sell or repledge the collateral.

  MORTGAGE LOANS -- AFFILIATED

     On December 30, 2009, two wholly-owned real estate subsidiaries of the Company issued notes aggregating $200 million to MetLife Insurance Company of Connecticut and its wholly-owned subsidiary, MetLife Investors USA Insurance Company, both affiliates of the Company. These affiliated mortgage loans are secured by real estate held by the Company for investment. Of these loans, $60 million bears interest at a rate of 7.01% payable in quarterly interest payments through maturity in 2020, and $140 million bears interest at a rate of 7.26% and is payable in quarterly principal and interest payments through maturity in 2020.

  SHORT-TERM DEBT

     Short-term debt was $319 million and $414 million at December 31, 2009 and 2008, respectively, which consisted entirely of commercial paper. During the years ended December 31, 2009, 2008 and 2007, the weighted average interest rate of short-term debt was 0.35%, 2.4% and 5.1%, respectively. During the years ended December 31, 2009, 2008 and 2007, the average daily balance of short-term debt was $365 million, $421 million and $927 million, respectively, and was outstanding for an average of 23 days, 25 days and 25 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $166 million, $192 million and $190 million for the years ended December 31, 2009, 2008 and 2007, respectively. These amounts include $105 million, $120 million and $78 million of interest expense related to affiliated debt for the years ended December 31, 2009, 2008 and 2007, respectively.

  CREDIT AND COMMITTED FACILITIES

     The Company maintained an unsecured credit facility and a committed facility of $2.9 billion and $500 million, respectively, at December 31, 2009. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

     Credit Facilities. The unsecured credit facility is used for general corporate purposes. Total fees expensed by the Company associated with this credit facility were $6 million and $4 million for the years ended December 31, 2009 and 2008, respectively. Information on the credit facility at December 31, 2009 is as follows:

                                                               LETTER OF
                                                                 CREDIT                   UNUSED
BORROWER(S)                           EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------                          ------------   --------   ---------   ---------   -----------
                                                             (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ............................  June 2012 (1)   $2,850       $548        $--         $2,302

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Proceeds are available to be used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. All borrowings under the credit agreement must be repaid by June 2012, except that letters of credit outstanding upon termination may remain outstanding until June 2013.

     Committed Facilities. The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $3 million and $4 million for the years ended December 31, 2009 and 2008, respectively. Information on the committed facility at December 31, 2009 is as follows:

                                                         LETTER OF
                                                           CREDIT                   UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)       EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS    (YEARS)
-------------------------      ------------   --------   ---------   ---------   -----------   --------
                                                             (IN MILLIONS)
Exeter Reassurance Company
  Ltd., MetLife, Inc. &
  Missouri Reinsurance
  (Barbados), Inc. ..........  June 2016 (1)    $500        $490        $--          $10           6


--------

   (1) Letters of credit and replacements or renewals thereof issued under this facility of $280 million, $10 million and $200 million are set to expire no later than December 2015, March 2016 and June 2016, respectively.

12.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                             2009     2008     2007
                                                           -------   ------   ------
                                                                 (IN MILLIONS)
Current:
  Federal................................................  $   386   $  (59)  $1,095
  State and local........................................        3        2       22
  Foreign................................................       --       17        9
                                                           -------   ------   ------
  Subtotal...............................................      389      (40)   1,126
                                                           -------   ------   ------
Deferred:
  Federal................................................   (2,281)   1,689      (53)
  State and local........................................       --       --       18
  Foreign................................................        2        1       (9)
                                                           -------   ------   ------
  Subtotal...............................................   (2,279)   1,690      (44)
                                                           -------   ------   ------
Provision for income tax expense (benefit)...............  $(1,890)  $1,650   $1,082
                                                           =======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                             2009     2008     2007
                                                           -------   ------   ------
                                                                 (IN MILLIONS)
Tax provision at U.S. statutory rate.....................  $(1,548)  $1,758   $1,185
Tax effect of:
  Tax-exempt investment income...........................     (149)    (116)    (160)
  State and local income tax.............................       --        1       33
  Prior year tax.........................................      (11)      52       38
  Tax credits............................................      (85)     (56)     (41)
  Foreign tax rate differential and change in valuation
     allowance...........................................      (77)     (14)     (18)
  Other, net.............................................      (20)      25       45
                                                           -------   ------   ------
Provision for income tax expense (benefit)...............  $(1,890)  $1,650   $1,082
                                                           =======   ======   ======



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2009     2008
                                                                  ------   ------
                                                                   (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables......................  $3,186   $3,312
  Net operating loss carryforwards..............................      49       24
  Employee benefits.............................................     605      616
  Capital loss carryforwards....................................       5       --
  Tax credit carryforwards......................................     296      298
  Net unrealized investment losses..............................     326    4,062
  Litigation-related and government mandated....................     239      264
  Other.........................................................      58      111
                                                                  ------   ------
                                                                   4,764    8,687
Less: Valuation allowance.......................................      26       14
                                                                  ------   ------
                                                                   4,738    8,673
                                                                  ------   ------
Deferred income tax liabilities:
  Investments, including derivatives............................   1,338    3,918
  DAC...........................................................   2,296    2,167
  Other.........................................................      10       31
                                                                  ------   ------
                                                                   3,644    6,116
                                                                  ------   ------
Net deferred income tax asset...................................  $1,094   $2,557
                                                                  ======   ======



     Domestic net operating loss carryforwards amount to $108 million at December 31, 2009 and will expire beginning in 2025. Foreign net operating loss carryforwards amount to $33 million at December 31, 2009 and were generated in various foreign countries with expiration periods of five years to indefinite expiration. Foreign capital

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

loss carryforwards amount to $13 million at December 31, 2009 and will expire beginning in 2014. Tax credit carryforwards amount to $296 million at December 31, 2009.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating and capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2009, the Company recorded an overall increase to the deferred tax valuation allowance of $12 million, comprised of an increase of $7 million related to certain foreign net operating loss carryforwards and an increase of $5 million related to certain foreign capital loss carryforwards.

     The Company has not established a valuation allowance against the deferred tax asset of $326 million recognized in connection with unrealized losses at December 31, 2009. A valuation allowance was not considered necessary based upon the Company's intent and ability to hold such securities until their recovery or maturity and the existence of tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. The IRS exam of the next audit cycle, years 2003 to 2005, is expected to begin in early 2010.

     The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     At December 31, 2007, the Company's total amount of unrecognized tax benefits was $655 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $475 million. The total amount of unrecognized tax benefits decreased by $142 million from January 1, 2007 primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, post-sale purchase price adjustments and reinsurance offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $171 million, were reclassified to current and deferred income tax payable, as applicable, and a payment of $156 million was made in December of 2007, with $6 million paid in 2009 and the remaining $9 million to be paid in future years.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits was $593 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $485 million. The total amount of unrecognized tax benefits decreased by $62 million from December 31, 2007 primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, leasing and tax credits offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $135 million, were reclassified to current and deferred income tax payable, as applicable, of which $2 million was paid in 2008 and $133 million was paid in 2009.

     At December 31, 2009, the Company's total amount of unrecognized tax benefits was $592 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $490 million. The total amount of unrecognized tax benefits decreased by $1 million from December 31, 2008 primarily due to additions for tax positions of the current and prior years offset by settlements reached with the IRS. Settlements

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


with tax authorities amounted to $45 million, of which $43 million was reclassified to current income tax payable and paid in 2009, and $2 million reduced current income tax expense.

     The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits, associated with the 2000 to 2002 IRS audit. A reasonable estimate of decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           --------------------------
                                                           2009       2008       2007
                                                           ----      -----      -----
                                                                  (IN MILLIONS)
Balance at beginning of the period.......................  $593      $ 655      $ 797
Additions for tax positions of prior years...............    42          4         32
Reductions for tax positions of prior years..............   (30)       (33)       (51)
Additions for tax positions of current year..............    34        120         52
Reductions for tax positions of current year.............    (2)       (12)        --
Settlements with tax authorities.........................   (45)      (135)      (171)
Lapses of statutes of limitations........................    --         (6)        (4)
                                                           ----      -----      -----
Balance at end of the period.............................  $592      $ 593      $ 655
                                                           ====      =====      =====



     During the year ended December 31, 2007, the Company recognized $72 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2007, the Company had $197 million of accrued interest associated with the liability for unrecognized tax benefits. The $1 million decrease from January 1, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $72 million of interest expense and a $73 million decrease primarily resulting from the aforementioned IRS settlements. The $73 million was reclassified to current income tax payable in 2007 and paid in 2009.

     During the year ended December 31, 2008, the Company recognized $33 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $156 million of accrued interest associated with the liability for unrecognized tax benefits. The $41 million decrease from December 31, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $33 million of interest expense and a $74 million decrease primarily resulting from the aforementioned IRS settlements. Of the $74 million decrease, $73 million was reclassified to current income tax payable in 2008, with $4 million and $69 million paid in 2008 and 2009, respectively. The remaining $1 million reduced interest expense.

     During the year ended December 31, 2009, the Company recognized $38 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2009, the Company had $172 million of accrued interest associated with the liability for unrecognized tax benefits. The $16 million increase from December 31, 2008 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $38 million of interest expense and a $22 million decrease primarily resulting from the aforementioned IRS settlements. Of the $22 million decrease, $20 million has been reclassified to current income tax payable and was paid in 2009. The remaining $2 million reduced interest expense.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and the expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2009 and 2008, the Company recognized an income tax benefit of $101 million and $104 million, respectively, related to the separate account DRD. The 2009 benefit included a benefit of $10 million related to a true-up of the prior year tax return.

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. In 2007, the Company received $39 million upon the resolution of an indemnification claim associated with the 2000 acquisition of GALIC, and the Company reduced legal liabilities by $31 million after the settlement of certain cases. The review includes senior legal and financial personnel. Unless stated below, estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. In 2009, the Company increased legal liabilities for litigation matters pending against the Company. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2009.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ASBESTOS-RELATED CLAIMS

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs-- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2009      2008      2007
                                                         -------   -------   -------
                                                         (IN MILLIONS, EXCEPT NUMBER
                                                                  OF CLAIMS)
Asbestos personal injury claims at year end............   68,804    74,027    79,717
Number of new claims during the year...................    3,910     5,063     7,161
Settlement payments during the year (1)................  $  37.6   $  99.0   $  28.2


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In 2006, Metropolitan Life Insurance Company received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provided for recovery of losses up to $1.5 billion in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims would have arisen at the end of 2008. On September 29, 2008, Metropolitan Life Insurance Company entered into agreements commuting the excess insurance policies at September 30, 2008. As a result of the commutation of the policies, Metropolitan Life Insurance Company received cash and securities totaling $632 million. Of this total, Metropolitan Life Insurance Company received $115 million in fixed maturity securities on September 26, 2008, $200 million in cash on October 29, 2008, and $317 million in cash on January 29, 2009. Metropolitan Life Insurance Company recognized a loss on commutation of the policies in the amount of $35.3 million during 2008.

     In the years prior to commutation, the excess insurance policies for asbestos-related claims were subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. Amounts were recoverable under the policies annually with respect to claims paid during the prior calendar year. Each asbestos-related policy contained an experience fund and a reference fund that provided for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund was greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund was less than the return specified in the experience fund. The return in the reference fund was tied to performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the excess insurance policies in each year from 2003 through 2008 for the amounts paid with respect to asbestos litigation in excess of the retention. The foregone loss reimbursements were approximately $62.2 million with respect to claims for the period of 2002 through 2007. Because the policies were commuted at September 30, 2008, there will be no claims under the policies or forgone loss reimbursements with respect to payments made in 2008 and thereafter.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2009.

  REGULATORY MATTERS

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. Certain regulators have requested information and documents regarding contingent commission payments to brokers, the Company's awareness of any "sham" bids for business, bids and quotes that the Company submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. The Company has received a subpoena from and has had discussions with the Office of the U.S. Attorney for the Southern District of California regarding the insurance broker Universal Life Resources. The Florida insurance regulator has initiated discussions with the Company regarding its investigation of contingent payments made to brokers. The Company has been cooperating fully in these inquiries.

     In June 2008, the Environmental Protection Agency issued a Notice of Violation ("NOV") regarding the operations of the Homer City Generating Station, an electrical generation facility. The NOV alleges, among other things, that the electrical generation facility is being operated in violation of certain federal and state Clean Air Act requirements. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a noncontrolling interest in the electrical generation facility, which is solely operated by the lessee,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EME Homer City Generation L.P. ("EME Homer"). Homer City OL6 LLC and EME Homer are among the respondents identified in the NOV. EME Homer has been notified of its obligation to indemnify Homer City OL6 LLC and Metropolitan Life Insurance Company for any claims resulting from the NOV and has expressly acknowledged its obligation to indemnify Homer City OL6 LLC.

     Regulatory authorities in a small number of states and FINRA have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, New England Mutual Life Insurance Company, New England Life Insurance Company and GALIC, and the Company's broker dealer, New England Securities Corporation. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  DEMUTUALIZATION ACTIONS

     Metropolitan Life Insurance Company is a defendant in two lawsuits challenging the fairness of the Plan and the adequacy and accuracy of Metropolitan Life Insurance Company's disclosure to policyholders regarding the Plan. The plaintiffs in the consolidated state court class action, Fiala, et al.
v. Metropolitan Life Ins. Co., et al. (Sup. Ct., N.Y. County, filed March 17,
2000), sought compensatory relief and punitive damages against Metropolitan Life Insurance Company, MetLife, Inc., and individual directors. The court certified a litigation class of present and former policyholders on plaintiffs' claim that defendants violated section 7312 of the New York Insurance Law. The plaintiffs in the consolidated federal court class action, In re MetLife Demutualization Litig. (E.D.N.Y., filed April 18, 2000), sought rescission and compensatory damages against Metropolitan Life Insurance Company and MetLife, Inc. Plaintiffs asserted violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 ("Exchange Act") in connection with the Plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. The court certified a litigation class of present and former policyholders. On February 12, 2010 and March 3, 2010, the courts in these cases issued orders approving the settlement of this litigation. On March 2, 2010, the federal court issued a final judgment that is stayed pending the state court's entry of a final judgment.

  OTHER LITIGATION

     The American Dental Association, et al. v. MetLife Inc., et al. (S.D. Fla., filed May 19, 2003). The American Dental Association and three individual providers had sued MetLife, Inc., Metropolitan Life Insurance Company and other non-affiliated insurance companies in a putative class action lawsuit. The plaintiffs purported to represent a nationwide class of in-network providers who alleged that their claims were being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleged federal racketeering and various state law theories of liability. All of plaintiffs' claims except for breach of contract claims were dismissed with prejudice on March 2, 2009. By order dated March 20, 2009, the district court declined to retain jurisdiction over the remaining breach of contract claims and dismissed the lawsuit. On April 17, 2009, plaintiffs filed a notice of appeal from this order.

     In Re Ins. Brokerage Antitrust Litig. (D. N.J., filed February 24,
2005). In this multi-district class action proceeding, plaintiffs' complaint alleged that MetLife, Inc., Metropolitan Life Insurance Company, several non-affiliated insurance companies and several insurance brokers violated the Racketeer Influenced and Corrupt Organizations Act ("RICO"), the Employee Retirement Income Security Act of 1974 ("ERISA"), and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. In August and September 2007 and January 2008, the court issued orders granting defendants' motions to dismiss with prejudice the federal antitrust, the RICO, and the ERISA claims. In February 2008, the court dismissed the remaining state law claims on jurisdictional grounds. Plaintiffs' appeal from the orders dismissing their RICO and federal antitrust claims is pending with the U.S. Court of Appeals

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


for the Third Circuit. A putative class action alleging that MetLife, Inc. and other non-affiliated defendants violated state laws was transferred to the District of New Jersey but was not consolidated with other related actions. Plaintiffs' motion to remand this action to state court in Florida is pending.

     Metropolitan Life Ins. Co. v. Park Avenue Securities, et. al. (FINRA Arbitration, filed May 2006). Metropolitan Life Insurance Company commenced an action against Park Avenue Securities LLC., a registered investment adviser and broker-dealer that is an indirect wholly-owned subsidiary of The Guardian Life Insurance Company of America, alleging misappropriation of confidential and proprietary information and use of prohibited methods to solicit Metropolitan Life Insurance Company's customers and recruit Metropolitan Life Insurance Company's financial services representatives. On February 12, 2009, a FINRA arbitration panel awarded Metropolitan Life Insurance Company $21 million in damages, including punitive damages and attorneys' fees. In March 2009, Park Avenue Securities filed a motion to vacate the decision. In September 2009, the parties reached a settlement of this action together with related and similar matters brought by Metropolitan Life Insurance Company against Park Avenue Securities and The Guardian Life Insurance Company of America.

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc. Plaintiffs asserted legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs sought rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. In August 2009, the court granted defendants' motion for summary judgment. On September 29, 2009, plaintiffs filed a notice of appeal from the court's order dismissing the lawsuit.

     Sales Practices Claims. Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. At December 31, 2009, there were approximately 130 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  SUMMARY

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted previously in connection with specific matters. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2009   2008
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments...........   $40    $37
  Premium tax offsets currently available for paid assessments.....     8      5
                                                                      ---    ---
                                                                      $48    $42
                                                                      ===    ===
Other Liabilities:
  Insolvency assessments...........................................   $60    $57
                                                                      ===    ===



     Net assessments levied against the Company were insignificant for the year ended December 31, 2009. At December 31, 2008 and 2007, net assessments levied against the Company were $2 million and less than $1 million, respectively.

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                                    GROSS
                                                         RENTAL      SUBLEASE      RENTAL
                                                         INCOME       INCOME      PAYMENTS
                                                         ------   -------------   --------
                                                                  (IN MILLIONS)
2010...................................................   $370         $ 13         $202
2011...................................................   $313          $14         $180
2012...................................................   $250          $14         $154
2013...................................................   $217          $13         $140
2014...................................................   $186          $ 9         $ 99
Thereafter.............................................   $567          $42         $977


     During 2008, MetLife, Inc. moved certain of its operations in New York from Long Island City to New York City. As a result of this movement of operations and current market conditions, which precluded the immediate and complete sublet of all unused space in both Long Island City and New York City, the Company incurred a lease impairment charge of $38 million which is included within other expenses in Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. During 2009, pending sublease deals were impacted by the further decline of market conditions, which resulted in an additional lease impairment charge of $52 million. See Note 16 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions deteriorate further or last for a period significantly longer than anticipated.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.6 billion and $2.9 billion at December 31, 2009 and 2008, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $1.3 billion and $2.2 billion at December 31, 2009 and 2008, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $763 million and $611 million at December 31, 2009 and 2008, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2009, the Company reduced $1 million of previously recorded liabilities related to certain investment transactions. The Company's recorded liabilities were $3 million and $4 million at December 31, 2009 and 2008, respectively, for indemnities, guarantees and commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and/or administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2009, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 92% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. The Company's proportionate share of net pension expense related to its sponsored pension plans was $355 million and $49 million for the years ended December 31, 2009 and 2008, respectively.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement was $70 million and ($8) million for the years ended December 31, 2009 and 2008, respectively.

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                            OTHER
                                                         PENSION        POSTRETIREMENT
                                                         BENEFITS          BENEFITS
                                                     ---------------   ---------------
                                                                DECEMBER 31,
                                                     ---------------------------------
                                                      2009     2008     2009     2008
                                                     ------   ------   ------   ------
                                                               (IN MILLIONS)
Change in benefit obligation:
  Benefit obligation at beginning of year..........  $5,993   $5,668   $1,616   $1,581
  Service cost.....................................     147      159       22       20
  Interest cost....................................     374      375      123      101
  Plan participants' contributions.................      --       --       30       31
  Net actuarial losses.............................     393      139      350       19
  Settlements and curtailments.....................      12       --       --       --
  Change in benefits...............................      (7)       1     (167)      --
  Net transfer in (out) of controlled group........    (251)      --       --       --
  Prescription drug subsidy........................      --       --       12       10
  Benefits paid....................................    (374)    (349)    (157)    (146)
                                                     ------   ------   ------   ------
  Benefit obligation at end of year................   6,287    5,993    1,829    1,616
                                                     ------   ------   ------   ------
Change in plan assets:
  Fair value of plan assets at beginning of year...   5,516    6,467    1,010    1,181
  Actual return on plan assets.....................     486     (943)     135     (149)
  Plan participants' contributions.................      --       --        2       --
  Employer contribution............................      57      341        4        1
  Net transfer in (out) of controlled group........    (266)      --       --       --
  Benefits paid....................................    (374)    (349)     (33)     (23)
                                                     ------   ------   ------   ------
  Fair value of plan assets at end of year.........   5,419    5,516    1,118    1,010
                                                     ------   ------   ------   ------
  Funded status at end of year.....................  $ (868)  $ (477)  $ (711)  $ (606)
                                                     ======   ======   ======   ======
Amounts recognized in the consolidated balance
  sheets consist of:
  Other assets.....................................  $   --   $  208   $   --   $   --
  Other liabilities................................    (868)    (685)    (711)    (606)
                                                     ------   ------   ------   ------
  Net amount recognized............................  $ (868)  $ (477)  $ (711)  $ (606)
                                                     ======   ======   ======   ======
Accumulated other comprehensive (income) loss:
  Net actuarial losses.............................  $2,226   $2,196   $  388   $  146
  Prior service cost (credit)......................      22       44     (289)    (157)
                                                     ------   ------   ------   ------
                                                      2,248    2,240       99      (11)
  Deferred income tax and noncontrolling interests,
     net of income tax.............................    (786)    (796)     (34)       4
                                                     ------   ------   ------   ------
                                                     $1,462   $1,444   $   65   $   (7)
                                                     ======   ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                            NON-QUALIFIED
                                           QUALIFIED PLAN        PLAN            TOTAL
                                          ---------------   -------------   ---------------
                                                             DECEMBER 31,
                                          -------------------------------------------------
                                           2009     2008     2009    2008    2009     2008
                                          ------   ------   -----   -----   ------   ------
                                                            (IN MILLIONS)
Aggregate fair value of plan assets.....  $5,419   $5,516   $  --   $  --   $5,419   $5,516
Aggregate projected benefit obligation..   5,500    5,308     787     685    6,287    5,993
                                          ------   ------   -----   -----   ------   ------
Over (under) funded.....................  $  (81)  $  208   $(787)  $(685)  $ (868)  $ (477)
                                          ======   ======   =====   =====   ======   ======



     The accumulated benefit obligation for all defined benefit pension plans was $5,941 million and $5,583 million at December 31, 2009 and 2008, respectively.

     The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                                    DECEMBER 31,
                                                                   -------------
                                                                   2009     2008
                                                                   ----     ----
                                                                   (IN MILLIONS)
Projected benefit obligation.....................................  $787     $685
Accumulated benefit obligation...................................  $703     $577
Fair value of plan assets........................................  $ --     $ --


     Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets is as follows:

                                                                           OTHER
                                                         PENSION       POSTRETIREMENT
                                                         BENEFITS         BENEFITS
                                                      -------------   ---------------
                                                                DECEMBER 31,
                                                      -------------------------------
                                                       2009    2008    2009     2008
                                                      ------   ----   ------   ------
                                                               (IN MILLIONS)
Projected benefit obligation........................  $6,254   $685   $1,829   $1,616
Fair value of plan assets...........................  $5,400   $ --   $1,118   $1,010


     Net periodic pension cost and net periodic other postretirement benefit plan cost are comprised of the following:

     i) Service Cost -- Service cost is the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

     ii) Interest Cost on the Liability -- Interest cost is the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

     iii) Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated (other) pension fund assets in a particular year.

     iv) Amortization of Prior Service Cost -- This cost relates to the recognition of increases or decreases in pension (other postretirement) benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income at the time of the amendment. These costs are then amortized to pension (other postretirement benefit) expense over the expected service years of the employees affected by the change.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          v) Amortization of Net Actuarial Gains or Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension (other postretirement) plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension (other postretirement benefit)expense over the expected service years of the employees.

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                             OTHER
                                                                        POSTRETIREMENT
                                               PENSION BENEFITS            BENEFITS
                                            ----------------------   --------------------
                                                       YEARS ENDED DECEMBER 31,
                                            ---------------------------------------------
                                             2009    2008     2007    2009   2008    2007
                                            -----   ------   -----   -----   ----   -----
                                                             (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost............................  $ 147   $  159   $ 158   $  22   $ 20   $  26
  Interest cost...........................    374      375     348     123    101     102
  Settlement and curtailment cost.........     18       --      --      --     --      --
  Expected return on plan assets..........   (414)    (517)   (501)    (74)   (88)    (87)
  Amortization of net actuarial (gains)
     losses...............................    223       24      68      43     --      --
  Amortization of prior service cost
     (credit).............................      8       15      17     (36)   (36)    (36)
                                            -----   ------   -----   -----   ----   -----
     Net periodic benefit cost............    356       56      90      78     (3)      5
     Net periodic benefit cost of
       subsidiary held-for-sale...........     --       --       4      --     --       1
                                            -----   ------   -----   -----   ----   -----
                                              356       56      94      78     (3)      6
                                            -----   ------   -----   -----   ----   -----
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER
  COMPREHENSIVE INCOME (LOSS)
  Net actuarial (gains) losses............    251    1,563    (424)    284    258    (440)
  Prior service cost (credit).............    (12)     (19)     40    (167)    37      --
  Amortization of net actuarial (gains)
     losses...............................   (223)     (24)    (68)    (43)    --      --
  Amortization of prior service cost
     (credit).............................     (8)     (15)    (17)     36     36      36
                                            -----   ------   -----   -----   ----   -----
     Total recognized in other
       comprehensive income (loss)........      8    1,505    (469)    110    331    (404)
                                            -----   ------   -----   -----   ----   -----
     Total recognized in net periodic
       benefit cost and other
       comprehensive income (loss)........  $ 364   $1,561   $(375)  $ 188   $328   $(398)
                                            =====   ======   =====   =====   ====   =====



     Included within other comprehensive income (loss) are other changes in plan assets and benefit obligations associated with pension benefits of $8 million and other postretirement benefits of $110 million for an aggregate reduction in other comprehensive income (loss) of $118 million before income tax and $90 million, net of income tax and noncontrolling interests.

     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $198 million and $6 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated net actuarial losses and prior service credit for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $38 million and ($83) million, respectively.

     The Company receives subsidies under the Prescription Drug Act. A summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit plan cost is as follows:

                                                                DECEMBER 31,
                                                           ---------------------
                                                            2009    2008    2007
                                                           -----   -----   -----
                                                               (IN MILLIONS)
Cumulative reduction in benefit obligation:
  Balance at January 1,..................................   $317    $299    $328
  Service cost...........................................      2       5       7
  Interest cost..........................................     16      20      19
  Net actuarial gains (losses)...........................    (76)      3     (42)
  Prescription drug subsidy..............................    (12)    (10)    (13)
                                                            ----    ----    ----
  Balance at December 31,................................   $247    $317    $299
                                                            ====    ====    ====




                                                                 YEARS ENDED DECEMBER 31,
                                                           -----------------------------------
                                                            2009           2008           2007
                                                           -----          -----          -----
                                                                      (IN MILLIONS)
Reduction in net periodic benefit cost:
  Service cost...........................................   $ 3            $ 5            $ 7
  Interest cost..........................................    16             20             19
  Amortization of net actuarial gains (losses)...........    10             --              5
                                                            ---            ---            ---
     Total reduction in net periodic benefit cost........   $29            $25            $31
                                                            ===            ===            ===



     The Company received subsidies of $12 million, $12 million and $10 million for the years ended December 31, 2009, 2008 and 2007, respectively.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                                            OTHER
                                                                         POSTRETIRE-
                                                                             MENT
                                                   PENSION BENEFITS        BENEFITS
                                                ---------------------   -------------
                                                             DECEMBER 31,
                                                -------------------------------------
                                                   2009        2008      2009    2008
                                                ---------   ---------   -----   -----
Weighted average discount rate................      6.25%       6.60%   6.25%   6.62%
Rate of compensation increase.................  2.0%-7.5%   3.5%-7.5%     N/A     N/A

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Assumptions used in determining net periodic benefit cost were as follows:

                                                                            OTHER
                                                                        POSTRETIREMENT
                                           PENSION BENEFITS                BENEFITS
                                    -----------------------------   ---------------------
                                                         DECEMBER 31,
                                    -----------------------------------------------------
                                       2009       2008      2007     2009    2008    2007
                                    ---------   -------   -------   -----   -----   -----
Weighted average discount rate....      6.60%     6.65%     6.00%   6.60%   6.65%   6.00%
Weighted average expected rate of
  return on plan assets...........      8.25%     8.25%     8.25%   7.36%   7.33%   7.48%
Rate of compensation increase.....  3.5%-7.5%   3.5%-8%   4.0%-8%     N/A     N/A     N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2010 is currently anticipated to be 8.00% for pension benefits and postretirement medical benefits and 7.20% for postretirement life benefits.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                ---------------------------------------------------------------
                                             2009                             2008
                                ------------------------------   ------------------------------
Pre-and Post-Medicare eligible  8.2% down to 5.8% in 2018 and    8.8% down to 5.8% in 2018 and
  claims......................  gradually decreasing until       gradually decreasing until
                                2079 reaching the ultimate       2079 reaching the ultimate
                                rate of 4.1%                     rate of 4.1%


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                             ONE PERCENT   ONE PERCENT
                                                               INCREASE      DECREASE
                                                             -----------   -----------
                                                                   (IN MILLIONS)
Effect on total of service and interest cost components....      $ 9          $ (10)
Effect of accumulated postretirement benefit obligation....      $94          $(103)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plan assets, which are invested primarily in separate accounts.

     The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The fair values of the Company's pension plan assets at December 31, 2009 by asset class were as follows:

                                                                     DECEMBER 31, 2009
                              -----------------------------------------------------------------------------------------------
                                                 PENSION ASSETS                             OTHER POSTRETIREMENT ASSETS
                              ----------------------------------------------------   ----------------------------------------
                                     FAIR VALUE MEASUREMENTS AT                             FAIR VALUE MEASUREMENTS AT
                                        REPORTING DATE USING                                   REPORTING DATE USING
                              ----------------------------------------               ----------------------------------------
                                 QUOTED                                                 QUOTED
                                 PRICES                                                 PRICES
                               IN ACTIVE                                              IN ACTIVE
                                MARKETS                                                MARKETS
                                  FOR       SIGNIFICANT                                  FOR       SIGNIFICANT
                               IDENTICAL       OTHER       SIGNIFICANT     TOTAL      IDENTICAL       OTHER       SIGNIFICANT
                               ASSETS AND    OBSERVABLE   UNOBSERVABLE   ESTIMATED    ASSETS AND    OBSERVABLE   UNOBSERVABLE
                              LIABILITIES      INPUTS        INPUTS         FAIR     LIABILITIES      INPUTS        INPUTS
                               (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE      (LEVEL 1)     (LEVEL 2)      (LEVEL 3)
                              -----------   -----------   ------------   ---------   -----------   -----------   ------------
                                                                       (IN MILLIONS)
ASSET CLASS
Short-term investments.....       $ 9          $   --         $ --         $    9        $11          $   --          $--
Fixed maturities and equity
  securities...............        --              10           --             10         --              54           --
Insurance general account..        --              86           --             86         --             440           --
Investments in separate
  accounts -- equity
  securities:
  Large cap growth (1).....        --             109           --            109         --              68           --
  Large cap value (2)......        --              --           --             --         --             176           --
  Large cap core (3).......        --           1,271           --          1,271         --              24           --
  Small cap growth (4).....        --             142           --            142         --              --           --
  Small cap core (5).......        --             106           --            106         --              72           --
  Developed international
     (6)...................        --             401           --            401         --              75           --
                                  ---          ------         ----         ------        ---          ------          ---
  Total separate
     accounts -- equity
     securities............        --           2,029           --          2,029         --             415           --
                                  ---          ------         ----         ------        ---          ------          ---
Investments in separate
  accounts -- fixed income
  securities:
  Long duration (government
     & credit) (7).........        --           2,042           --          2,042         --              --           --
  Core (8).................        --             310           --            310         --             128           --
  U.S. government and
     agencies..............        --              --           --             --         --              17           --
  Mortgage-backed
     securities............        --              --           --             --         --              28           --
  Short-term and cash......        --              76           --             76         --              19           --
                                  ---          ------         ----         ------        ---          ------          ---
  Total separate
     accounts -- fixed
     income securities.....        --           2,428           --          2,428         --             192           --
                                  ---          ------         ----         ------        ---          ------          ---
Investments in separate
  accounts -- alternatives:
  Multi-strategy hedge
     funds (9).............        --             226           --            226         --               6           --
  Real estate (10).........        --              47          229            276         --              --           --
  Private equity (11)......        --              --          355            355         --              --           --
                                  ---          ------         ----         ------        ---          ------          ---
  Total separate
     accounts -- alterna-
     tives.................        --             273          584            857         --               6           --
                                  ---          ------         ----         ------        ---          ------          ---
  Total....................       $ 9          $4,826         $584         $5,419        $11          $1,107          $--
                                  ===          ======         ====         ======        ===          ======          ===

                               DECEMBER
                               31, 2009
                              ---------
                                OTHER
                               POSTRE-
                               TIREMENT
                                ASSETS
                              ---------
                                TOTAL
                              ESTIMATED
                                 FAIR
                                VALUE
                              ---------
                                 (IN
                              MILLIONS)
ASSET CLASS
Short-term investments.....     $   11
Fixed maturities and equity
  securities...............         54
Insurance general account..        440
Investments in separate
  accounts -- equity
  securities:
  Large cap growth (1).....         68
  Large cap value (2)......        176
  Large cap core (3).......         24
  Small cap growth (4).....         --
  Small cap core (5).......         72
  Developed international
     (6)...................         75
                                ------
  Total separate
     accounts -- equity
     securities............        415
                                ------
Investments in separate
  accounts -- fixed income
  securities:
  Long duration (government
     & credit) (7).........         --
  Core (8).................        128
  U.S. government and
     agencies..............         17
  Mortgage-backed
     securities............         28
  Short-term and cash......         19
                                ------
  Total separate
     accounts -- fixed
     income securities.....        192
                                ------
Investments in separate
  accounts -- alternatives:
  Multi-strategy hedge
     funds (9).............          6
  Real estate (10).........         --
  Private equity (11)......         --
                                ------
  Total separate
     accounts -- alterna-
     tives.................          6
                                ------
  Total....................     $1,118
                                ======



--------

   (1) Investment portfolio includes U.S. equity securities with relatively large market capitalization that exhibit signs of above average sales and earnings growth.

   (2) Investment portfolio includes U.S. equity securities with relatively large market capitalization and low price to book and price to earnings ratios.

   (3) Investment portfolio includes U.S. equity securities with relatively large market capitalization and no particular bias toward value or growth.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (4) Investment portfolio includes U.S. equity securities with relatively small market capitalization that exhibit signs of above average sales and earnings growth.

   (5) Investment portfolio includes U.S. equity securities with relatively small market capitalization and no particular bias toward value or growth.

   (6) Investment portfolio includes International equity securities with relatively large market capitalization and no particular bias toward value or growth.

   (7) Investment portfolio includes longer-maturity investment-grade fixed income securities invested across diverse asset sectors such as government, corporate and structured finance.

   (8) Investment portfolio includes investment-grade fixed income securities with varying maturities invested across diverse asset sectors such as government, corporate and structured finance.

   (9) Investment portfolio includes multiple hedge funds with strategies such as fixed income arbitrage, long-short equity, tactical trading and global macro.

   (10) Investment portfolio includes domestic real estate equity investments in both privately held commercial real estate and publicly listed real estate investment trust securities.

   (11) Investment portfolio includes domestic and foreign private investments in companies not publicly traded on a stock exchange.

     The fair value of the Company's pension plan assets at December 31, 2008 was $6,526 million.

     The pension plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented in the table above.

     Level 1 This category includes investments in liquid securities, such as cash, short-term money market and bank time deposits, expected to mature within a year.

     Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers in and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

              Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data. Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

     Level 3 This category includes separate accounts that are invested in real estate and private equity investments provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A rollforward of all assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for the year ended December 31, 2009 is as follows:

                                                  FAIR VALUE MEASUREMENT USING
                                                    SIGNIFICANT UNOBSERVABLE
                                                       OUTPUTS (LEVEL 3)
                                                 -----------------------------
                                                    PRIVATE
                                                  EQUITY FUNDS    REAL ESTATE
                                                  ------------    -----------
                                                         (IN MILLIONS)
Balance January 1,.............................       $430           $ 379
Actual return on plan assets:
Assets held at reporting date..................        (52)           (130)
Assets sold during the period..................        (31)             --
Purchases, sales and settlements...............         29              --
Net transfers in (out) of controlled group.....        (21)            (20)
Transfers in and out of Level 3................         --              --
                                                      ----           -----
Balance at December 31,........................       $355           $ 229
                                                      ====           =====



     The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

     The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

     An international subsidiary sponsors a defined benefit plan that covers employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula, similar to the U.S. plans discussed above. The investment objectives are also similar, subject to local regulations. Generally, the international pension plan invests directly in high quality equity and fixed maturity securities.

     Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

     The following tables summarize the actual weighted average asset allocation by major asset class for the Invested Plans.

                                                              ACTUAL ASSET ALLOCATION
                                        -------------------------------------------------------------------
                                                                 DECEMBER 31, 2009
                                        -------------------------------------------------------------------
                                        DEFINED BENEFIT PLAN   POSTRETIREMENT MEDICAL   POSTRETIREMENT LIFE
                                        --------------------   ----------------------   -------------------
ASSET CLASS
Equity (target range):                        25% to 45%              50% to 80%                     --
  Large cap growth....................                2%                     10%                     --
  Large cap value.....................               --                      26                      --
  Large cap core......................               23                       4                      --
  Small cap growth....................                3                      --                      --
  Small cap core......................                2                      11                      --
  Developed international.............                7                      11                      --
                                              ---------               ---------                     ---
     Total equity.....................               37%                     62%                     --
Fixed income (target range):                  35% to 55%              10% to 40%                     --
  Long duration (government and
     credit)..........................               38%                     --%                     --
  Core................................                6                      19                      --
  U.S. government and agencies........               --                       3                      --
  Mortgage-backed securities..........               --                       4                      --
  Directly held bonds.................               --                       8                      --
  Insurance general account...........                2                      --                     100%
  Short-term and cash.................                1                       3                      --
                                              ---------               ---------                     ---
     Total fixed income...............               47%                     37%                    100%
Alternatives (target range):                  10% to 25%               0% to 15%                     --
  Multi-strategy hedge funds..........                4%                      1%                     --
  Real estate.........................                5                      --                      --
  Private equity......................                7                      --                      --
                                              ---------               ---------                     ---
     Total alternatives...............               16%                      1%                     --
  Total investments...................              100%                    100%                    100%


  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

     It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for the years ended December 31, 2009 or 2008. No contributions will be required for 2010. The Company made no discretionary contributions to the qualified pension plan during the year ended December 31, 2009. The Company made discretionary contributions of $286 million to the qualified pension plan during the year ended December 31, 2008. The Company expects to make additional discretionary contributions of $150 million in 2010.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $57 million and $41 million for the years ended December 31, 2009 and 2008, respectively. These payments are expected to be at approximately the same level in 2010.

     Postretirement benefits, other than those provided under qualified pension plans, are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. Total payments equaled $157 million and $146 million for the years ended December 31, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company expects to make contributions of $117 million, net of participant's contributions, towards benefit obligations (other than those under qualified pension plans) in 2010. As noted previously, the Company expects to receive subsidies under the Prescription Drug Act to partially offset payment of such benefits.

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                                    OTHER POSTRETIREMENT
                                                                          BENEFITS
                                                                ---------------------------
                                                                        PRESCRIPTION
                                                      PENSION               DRUG
                                                     BENEFITS   GROSS     SUBSIDIES     NET
                                                     --------   -----   ------------   ----
                                                                    (IN MILLIONS)
2010...............................................   $  421     $129       $(12)      $117
2011...............................................   $  397     $133       $(12)      $121
2012...............................................   $  412     $135       $(13)      $122
2013...............................................   $  420     $137       $(13)      $124
2014...............................................   $  437     $139       $(14)      $125
2015-2019..........................................   $2,385     $726       $(77)      $649


  ADDITIONAL INFORMATION

     As previously discussed, the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenue from these contracts recognized in the consolidated statements of operations was $42 million, $42 million and $47 million for the years ended December 31, 2009, 2008 and 2007, respectively, and includes policy charges, net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains and losses, credited to the account balances were $689 million, ($1,090) million and $603 million for the years ended December 31, 2009, 2008 and 2007, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $79 million, $63 million and $66 million for the years ended December 31, 2009, 2008 and 2007, respectively.

15.  EQUITY

  CAPITAL CONTRIBUTIONS

     During the years ended December 31, 2009 and 2008, MetLife, Inc. contributed and paid $3 million and $4 million, respectively, in the form of line of credit fees on the Company's behalf.

     During the year ended December 31, 2008, in connection with an acquisition by MetLife, Inc., MetLife, Inc. contributed $9 million to the Company in the form of intangible assets and the associated deferred income tax liability, for which the Company receives the benefit. See Note 8.

     In December 2007, MetLife, Inc. contributed $7 million to the Company in connection with the Company's issuance of a surplus note to MetLife Capital Trust IV, an affiliate. See Note 11.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EXCESS PROCEEDS RECEIVED ON SALE OF INTERESTS IN AFFILIATES

     On November 1, 2007, the Company sold its interests in MetLife Mexico, S.A. and MetLife Pensiones, S.A., both affiliates, to MetLife International Holdings, Inc. ("MIHI"), also an affiliate, at their approximate aggregate fair value of $34 million. The Company's carrying value of the interests at the time of sale was $4 million. The excess cash consideration received from MIHI over the Company's carrying value resulted in an increase of $30 million in additional paid-in capital.

  STOCK-BASED COMPENSATION PLANS

  Overview

     The stock-based compensation expense recognized by the Company is related to awards under incentive plans of MetLife, Inc., as described herein. Stock Option exercises and other stock-based awards to employees settled in shares are satisfied through the issuance of shares of MetLife, Inc. common stock held in treasury by MetLife, Inc. or through the issuance of newly-issued shares of such stock. The Company does not issue any of its own shares in satisfaction of stock-based compensation awards to employees.

  Description of Plans

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc.'s common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan). The Stock Incentive Plan and the 2005 Stock Plan are hereinafter collectively referred to as the "Incentive Plans."

     The aggregate number of shares of MetLife, Inc. common stock reserved for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of Stock Options. Additional shares of MetLife, Inc. common stock carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 13,018,939 at December 31, 2009. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2009, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 47,903,044.

     Of stock-based compensation, for the years ended December 31, 2009, 2008 and 2007, 88%, 89% and 88%, respectively, was allocated to the Company. No expense amounts related to awards under plans for MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, the discussion herein addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. References to compensation expense in this note refer to the Company's allocated portion thereof. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

     Compensation expense related to awards under the Incentive Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the period the award becomes payable or exercisable. Compensation expense of $61 million, $110 million and $129 million, and income tax benefits of $21 million, $38 million and $45 million, related to the Incentive Plans was allocated to the Company for the years ended December 31, 2009, 2008 and 2007, respectively. Compensation expense is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. are made in the first quarter of each year.

  Stock Options

     All Stock Options granted had an exercise price equal to the closing price of MetLife, Inc.'s common stock as reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. Certain Stock Options granted under the Stock Incentive Plan and the 2005 Stock Plan have or will become exercisable over a three year period commencing with the date of grant, while other Stock Options have or will become exercisable three years after the date of grant.

     A summary of the activity related to Stock Options for the year ended December 31, 2009 is presented below. The aggregate intrinsic value was computed using the closing share price on December 31, 2009 of $35.35 and December 31, 2008 of $34.86, as applicable.

                                                                             WEIGHTED
                                                                             AVERAGE
                                                                            REMAINING      AGGREGATE
                                         SHARES UNDER   WEIGHTED AVERAGE   CONTRACTUAL     INTRINSIC
                                            OPTION       EXERCISE PRICE        TERM          VALUE
                                         ------------   ----------------   -----------   -------------
                                                                             (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2009.........   26,093,092         $41.75            5.73           $--
                                          ==========         ======            ====           ===
Granted................................    5,450,662         $23.61
Exercised..............................     (254,576)        $30.23
Cancelled/Expired......................     (795,255)        $39.79
Forfeited..............................     (407,301)        $48.72
                                          ----------         ------
Outstanding at December 31, 2009.......   30,086,622         $38.52            5.51           $--
                                          ==========         ======            ====           ===
Aggregate number of stock options
  expected to vest at December 31,
  2009.................................   29,486,853         $38.60            5.44           $--
                                          ==========         ======            ====           ===
Exercisable at December 31, 2009.......   21,586,093         $38.96            4.29           $--
                                          ==========         ======            ====           ===



     The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc.'s common stock; risk-free rate of return; expected dividend yield on MetLife, Inc.'s common stock; exercise multiple; and the post-vesting termination rate.

     Expected volatility is based upon an analysis of historical prices of MetLife, Inc.'s common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of its common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

     The following weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, were used to determine the fair value of Stock Options issued during the:

                                                      YEARS ENDED DECEMBER 31,
                                             ------------------------------------------
                                                 2009           2008           2007
                                             ------------   ------------   ------------
Dividend yield.............................         3.15%          1.21%          0.94%
Risk-free rate of return...................   0.73%-6.67%    1.91%-7.21%    4.30%-5.32%
Expected volatility........................        44.39%         24.85%         19.54%
Exercise multiple..........................          1.76           1.73           1.66
Post-vesting termination rate..............         3.70%          3.05%          3.66%
Contractual term (years)...................            10             10             10
Expected life (years)......................             6              6              6
Weighted average exercise price of stock
  options granted..........................  $      23.61   $      59.48   $      62.86
Weighted average fair value of stock
  options granted..........................  $       8.37   $      17.51   $      17.76


     Compensation expense related to Stock Option awards expected to vest and granted prior to January 1, 2006 is recognized ratably over the requisite service period, which equals the vesting term. Compensation expense related to Stock Option awards expected to vest and granted on or after January 1, 2006 is recognized ratably over the requisite service period or the period to retirement eligibility, if shorter. Compensation expense of $48 million, $44 million and $49 million related to Stock Options was allocated to the Company for the years ended December 31, 2009, 2008 and 2007, respectively.

     At December 31, 2009, MetLife, Inc. had $40 million of total unrecognized compensation costs related to Stock Options. It is expected that these costs will be recognized over a weighted average period of 1.67 years. The Company's allocated portion of Stock Option expense was 87%.

     Subsidiaries were allocated the tax benefit associated with the deduction allowed for Stock Option exercises. For the year ended December 31, 2009, there were no such tax benefit. The Company's consolidated results of operations include $12 million and $41 million of such tax benefits for the years ended December 31, 2008 and 2007, respectively.

  Performance Shares

     Beginning in 2005, MetLife, Inc. awarded certain members of management Performance Shares under (and as defined in) the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a performance factor of 0.0 to 2.0. The performance factor applied is based on measurements of MetLife, Inc.'s performance, including with respect to: (i) the change in annual net operating earnings per share, as defined; and (ii) the proportionate total shareholder return, as defined, each with reference to the applicable three-year

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


performance period relative to other companies in the S&P Insurance Index with reference to the same three-year period. Beginning with awards made in 2009, in order for Performance Shares to be payable, MetLife, Inc. must generate positive net income for either the third year of the performance period or for the performance period as a whole. Also beginning with awards made in 2009, if MetLife, Inc.'s Total Shareholder Return with reference to the applicable three-year performance period is zero percent or less, the performance factor will be multiplied by 75%. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will primarily be payable in shares of MetLife, Inc.'s common stock.

     The following is a summary of Performance Share activity for the year ended December 31, 2009:

                                                                        WEIGHTED AVERAGE
                                                          PERFORMANCE      GRANT DATE
                                                             SHARES        FAIR VALUE
                                                          -----------   ----------------
Outstanding at January 1,...............................   2,586,650         $55.63
Granted.................................................   1,944,298         $20.72
Forfeited...............................................    (224,538)        $25.75
Paid....................................................    (812,975)        $48.43
                                                           ---------
Outstanding at December 31,.............................   3,493,435         $38.43
                                                           =========
Performance Shares expected to vest at December 31,
  2009..................................................   3,452,028         $44.55
                                                           =========



     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the final performance factor to be determined at the end of the respective performance period. At December 31, 2009, the three year performance period for the 2007 Performance Share grants was completed. Included in the immediately preceding table are 801,750 outstanding Performance Shares to which the final performance factor will be applied. The calculation of the performance factor is expected to be finalized during the second quarter of 2010 after all data necessary to perform the calculation is publicly available.

     Performance Share awards are accounted for as equity awards but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc.'s common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc.'s common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Compensation expense related to initial Performance Shares granted prior to January 1, 2006 and expected to vest is recognized ratably during the performance period. Compensation expense related to initial Performance Shares granted on or after January 1, 2006 and expected to vest is recognized ratably over the performance period or the period to retirement eligibility, if shorter. Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period. Compensation expense of $10 million, $64 million and $79 million, related to Performance Shares was allocated to the Company for the years ended December 31, 2009, 2008 and 2007, respectively.

     At December 31, 2009, MetLife, Inc. had $29 million of total unrecognized compensation costs related to Performance Share awards. It is expected that these costs will be recognized over a weighted average period of 1.52 years. The Company's allocated portion of Performance Share expense was 89%.

  Restricted Stock Units

     Beginning in 2005, MetLife, Inc. awarded certain members of management Restricted Stock Units under (and as defined in) the 2005 Stock Plan. Restricted Stock Unit awards will normally vest on the third or later anniversary

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of the date of the award (subject to certain contingencies) and each unit will be primarily payable entirely in shares of MetLife, Inc.'s common stock.

     During the year ended December 31, 2009, MetLife, Inc. granted 295,000 Restricted Stock Units for which the total fair value on the date of grant was $6 million. The number of Restricted Stock Units outstanding at December 31, 2009 was 393,362 with a weighted average fair value of $28.05 per unit.

     The following is a summary of Restricted Stock Unit activity for the year ended December 31, 2009:

                                                                           WEIGHTED AVERAGE
                                                        RESTRICTED STOCK      GRANT DATE
                                                              UNITS           FAIR VALUE
                                                        ----------------   ----------------
Outstanding at January 1,.............................       149,374            $51.46
Granted...............................................       295,000            $20.83
Forfeited.............................................       (31,850)           $57.57
Paid..................................................       (19,162)           $50.25
                                                             -------
Outstanding at December 31,...........................       393,362            $28.05
                                                             =======
Restricted Stock Units expected to vest at December
  31, 2009............................................       393,362            $28.05
                                                             =======



     Compensation expense related to Restricted Stock Units granted on or after January 1, 2006 and expected to vest is recognized ratably over a three year period or the period to retirement eligibility, if shorter. Compensation expense of $3 million, $2 million and $1 million related to Restricted Stock Units was allocated to the Company for the year ended December 31, 2009, 2008 and 2007 respectively.

     At December 31, 2009, MetLife, Inc. had $5 million of total unrecognized compensation costs related to Restricted Stock Units. It is expected that these costs will be recognized over a weighted average period of 1.83 years. The Company's allocated portion of Restricted Stock Units expense was 85%.

  Long-Term Performance Compensation Plan

     Prior to January 1, 2005, MetLife, Inc. granted stock-based compensation awards to certain members of management under the Long-Term Performance Compensation Plan ("LTPCP"). The final LTPCP performance period concluded during 2007. The awards for the final LTPCP performance period, in the amount of 618,375 shares of MetLife, Inc.'s common stock and $16 million in cash were paid during 2007. No significant compensation expense related to LTPCP was recognized during the year ended December 31, 2007.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance (the "Department") has adopted Statutory Codification with certain modifications for the preparation of statutory financial statements of insurance companies

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


domiciled in New York. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $1,221 million, ($338) million and $2,123 million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory capital and surplus, as filed with the Department, was $12.6 billion and $11.6 billion at December 31, 2009 and 2008, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the year ended December 31, 2009, Metropolitan Life Insurance Company did not pay a dividend to MetLife, Inc. During the year ended December 31, 2008, Metropolitan Life Insurance Company distributed shares of RGA stock to MetLife, Inc. as an in-kind extraordinary dividend of $1,318 million. During the year ended December 31, 2007, Metropolitan Life Insurance Company paid to MetLife, Inc. $500 million in ordinary dividends. The maximum amount of dividends which Metropolitan Life Insurance Company may pay to MetLife, Inc. in 2010 without prior regulatory approval is $1,262 million.

     Under Massachusetts State Insurance Law, New England Life Insurance Company ("NELICO") is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as such dividends, when aggregated with all other dividends in the preceding 12 months, do not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2009 and 2008, NELICO paid a dividend of $19 million and $94 million, respectively. During the year ended December 31, 2007, NELICO did not pay a dividend to Metropolitan Life Insurance Company. The maximum amount of

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


dividends which NELICO may pay to Metropolitan Life Insurance Company in 2010 without prior regulatory approval is $84 million.

     For the years ended December 31, 2009, 2008 and 2007, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $148 million, $48 million and $60 million, respectively.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2009, 2008 and 2007 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                           YEARS ENDED DECEMBER 31,
                                                          --------------------------
                                                            2009      2008      2007
                                                          -------   --------   -----
                                                                 (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year..................................................  $12,267   $(18,334)  $(507)
Income tax effect of holding gains (losses).............   (4,233)     6,273     221
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income........................................    1,021      1,214    (173)
  Amortization of premiums and accretion of discounts
     associated with investments........................     (459)      (504)   (493)
Income tax effect.......................................     (194)      (245)    293
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts................   (1,948)     3,592     532
Income tax effect of allocation of holding (gains)
  losses to other policyholder amounts..................      672     (1,231)   (235)
Unrealized investment loss on dividend of interests in
  subsidiary............................................       --         88      --
Deferred income tax on unrealized investment loss on
  dividend of interests in subsidiary...................       --        (46)     --
                                                          -------   --------   -----
Net unrealized investment gains (losses), net of income
  tax...................................................    7,126     (9,193)   (362)
Foreign currency translation adjustment, net of income
  tax...................................................      (92)      (247)    195
Defined benefit plan adjustment, net of income tax......      (90)    (1,149)    525
                                                          -------   --------   -----
Other comprehensive income (loss).......................    6,944    (10,589)    358
Other comprehensive income (loss) attributable to
  noncontrolling interests..............................        5         --      --
Other comprehensive income (loss) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary...................       --        150       8
Foreign currency translation adjustment attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary...................       --        107     (56)
Defined benefit plan adjustment attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary...................       --         (4)     (1)
                                                          -------   --------   -----
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company, excluding
  cumulative effect of change in accounting principle...    6,949    (10,336)    309
Cumulative effect of change in accounting principle, net
  of income tax of $19 million, effective April 1, 2009
  (See Note 1)..........................................      (36)        --      --
                                                          -------   --------   -----
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company...................  $ 6,913   $(10,336)  $ 309
                                                          =======   ========   =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

16.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2009     2008     2007
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Compensation.............................................  $2,805   $2,555   $2,632
Commissions..............................................     758      901      827
Interest and debt issue costs............................     206      226      269
Affiliated interest costs on ceded reinsurance...........   1,236    1,072      164
Amortization of DAC and VOBA.............................     415    1,081      643
Capitalization of DAC....................................    (857)    (901)    (886)
Rent, net of sublease income.............................     348      363      282
Insurance tax............................................     337      289      297
Other....................................................     761      992      814
                                                           ------   ------   ------
Total other expenses.....................................  $6,009   $6,578   $5,042
                                                           ======   ======   ======



  Interest and Debt Issue Costs

     See Note 11 for interest expense on debt. Includes interest expense on tax audits of $40 million, $34 million and $79 million for the years ended December 31, 2009, 2008 and 2007, respectively.

  Amortization and Capitalization of DAC and VOBA

     See Note 6 for DAC and VOBA by segment and a rollforward of DAC and VOBA including impacts of amortization and capitalization. See also Note 10 for a description of the DAC amortization impact associated with the closed block.

  Affiliated Expenses

     Commissions, amortization of DAC and capitalization of DAC include the impact of affiliated reinsurance transactions.

     See Notes 9, 11 and 19 for discussion of affiliated expenses included in the table above.

  Lease Impairments

     See Note 13 for description of lease impairments included within other expenses.

  Restructuring Charges

     In September 2008, MetLife, Inc. began an enterprise-wide cost reduction and revenue enhancement initiative which is expected to be fully implemented by December 31, 2010. This initiative is focused on reducing complexity, leveraging scale, increasing productivity, and improving the effectiveness of MetLife, Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth. Estimated restructuring costs may change as management continues to execute its restructuring plans. Restructuring charges associated with this

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


enterprise-wide initiative and allocated to the Company were included in other expenses within Corporate & Other and are as follows:

                                                                    YEARS ENDED
                                                                   DECEMBER 31,
                                                                   ------------
                                                                    2009   2008
                                                                   -----   ----
                                                                        (IN
                                                                     MILLIONS)
Balance, beginning of period.....................................  $  61   $ --
  Severance charges..............................................     70     67
  Change in severance charge estimates...........................     (8)    (6)
  Cash payments..................................................   (104)    --
                                                                   -----   ----
Balance, end of period...........................................  $  19    $61
                                                                   =====   ====
Restructuring charges incurred in current period.................  $  62    $61
                                                                   =====   ====
Total restructuring charges incurred since inception of program..  $ 123    $61
                                                                   =====   ====



     For the years ended December 31, 2009 and 2008, the change in severance charge estimates was $8 million and $6 million, respectively, due to lower anticipated costs for lower variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

     In 2009, the Company also recognized additional lease charges of $28 million and made cash payments of $2 million associated with the consolidation of office space.

     Management anticipates further restructuring charges including severance, lease and asset impairments will be incurred during the year ending December 31, 2010. However, such restructuring plans are not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2009.

17.  BUSINESS SEGMENT INFORMATION

     As described in Note 1, during 2009 the Company realigned its former institutional and individual businesses into three operating segments: Insurance Products, Retirement Products and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

     Insurance Products offers a broad range of protection products and services to individuals, corporations and other institutions, and is organized into three distinct businesses: Group Life, Individual Life and Non-Medical Health. Group Life insurance products and services include variable life, universal life and term life. Individual Life includes variable life, universal life, term life and whole life insurance products. Non-Medical Health includes short- and long-term disability, long-term care and dental insurance and other insurance products. Retirement Products offers asset accumulation and income products, including a wide variety of annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value & investment products and other benefit funding products.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings. The operations of RGA are also reported in Corporate & Other as discontinued operations. See Note 18 for disclosures regarding discontinued operations, including real estate.

     Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, it is

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the Company's measure of segment performance reported below. Operating earnings is not determined in accordance with GAAP and should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. However, the Company believes the presentation of operating earnings herein as the Company measures it for management purposes enhances the understanding of segment performance by highlighting the results from operations and the underlying profitability drivers of the businesses.

     Operating earnings is defined as operating revenues less operating expenses, net of income tax.

     Operating revenues is defined as GAAP revenues (i) less net investment gains (losses), (ii) less amortization of unearned revenue related to net investment gains (losses), (iii) plus scheduled periodic settlement payments on derivative instruments that are hedges of investments but do not qualify for hedge accounting treatment, (iv) plus income from discontinued real estate operations and (v) plus, for operating joint ventures reported under the equity method of accounting, the aforementioned adjustments and those identified in the definition of operating expenses, net of income tax, if applicable to these joint ventures.

     Operating expenses is defined as GAAP expenses (i) less changes in experience-rated contractholder liabilities due to asset value fluctuations,
(ii) less costs related to business combinations (since January 1, 2009) and noncontrolling interests, (iii) less amortization of DAC and VOBA and changes in the policyholder dividend obligation related to net investment gains (losses) and (iv) plus scheduled periodic settlement payments on derivative instruments that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments as well as Corporate & Other for the years ended December 31, 2009, 2008 and 2007 and at December 31, 2009 and 2008. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2009:    PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
-----------------------------   ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $16,651      $  255       $1,712      $   11    $18,629     $    --        $18,629
Universal life and investment-
  type product policy fees....     1,486         441          145          --      2,072          (5)         2,067
Net investment income.........     4,968       1,768        3,704        (328)    10,112          78         10,190
Other revenues................       511          72          231         925      1,739          --          1,739
Net investment gains
  (losses)....................        --          --           --          --         --      (6,095)        (6,095)
                                 -------      ------       ------      ------    -------     -------        -------
  Total revenues..............    23,616       2,536        5,792         608     32,552      (6,022)        26,530
                                 -------      ------       ------      ------    -------     -------        -------
BENEFITS AND EXPENSES
Policyholder benefits and
  claims and policyholder
  dividends...................    18,447         370        3,431           7     22,255          19         22,274
Interest credited to
  policyholder account
  balances....................       513         753        1,367          --      2,633          36          2,669
Capitalization of DAC.........      (396)       (449)         (12)         --       (857)         --           (857)
Amortization of DAC and VOBA..       410         246           12           2        670        (255)           415
Interest expense..............         2          --            1         163        166          --            166
Other expenses................     3,145       1,363          450       1,320      6,278           7          6,285
                                 -------      ------       ------      ------    -------     -------        -------
  Total benefits and
     expenses.................    22,121       2,283        5,249       1,492     31,145        (193)        30,952
                                 -------      ------       ------      ------    -------     -------        -------
Provision for income tax
  expense (benefit)...........       498          76          172        (489)       257      (2,147)        (1,890)
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $   997      $  177       $  371      $ (395)     1,150
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............................................................    (6,022)
  Total benefits and expenses.................................................       193
  Provision for income tax (expense) benefit..................................     2,147
                                                                                 -------
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF INCOME TAX...................   $(2,532)                   $(2,532)
                                                                                 =======                    =======




                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE
AT DECEMBER 31, 2009:            PRODUCTS    PRODUCTS     FUNDING     & OTHER      TOTAL
---------------------           ---------   ----------   ---------   ---------   --------
                                                      (IN MILLIONS)
Total assets..................   $117,879     $64,713     $131,287    $29,078    $342,957
Separate account assets.......   $  7,749     $28,398     $ 44,230    $    --    $ 80,377
Separate account liabilities..   $  7,749     $28,398     $ 44,230    $    --    $ 80,377

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2008:    PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
-----------------------------   ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $15,937      $  229       $2,268      $   10    $18,444      $   --        $18,444
Universal life and investment-
  type product policy fees....     1,515         584          184          --      2,283           2          2,285
Net investment income.........     5,148       1,495        4,538        (119)    11,062          54         11,116
Other revenues................       510          56          350         966      1,882          --          1,882
Net investment gains
  (losses)....................        --          --           --          --         --       3,472          3,472
                                 -------      ------       ------      ------    -------      ------        -------
  Total revenues..............    23,110       2,364        7,340         857     33,671       3,528         37,199
                                 -------      ------       ------      ------    -------      ------        -------
BENEFITS AND EXPENSES
Policyholder benefits and
  claims and policyholder
  dividends...................    17,637         430        4,079          22     22,168         247         22,415
Interest credited to
  policyholder account
  balances....................       520         756        1,872           7      3,155          26          3,181
Capitalization of DAC.........      (484)       (396)         (13)         (8)      (901)         --           (901)
Amortization of DAC and VOBA..       513         390           16           9        928         153          1,081
Interest expense..............         1           2           --         189        192          --            192
Other expenses................     3,245       1,178          439       1,350      6,212          (6)         6,206
                                 -------      ------       ------      ------    -------      ------        -------
  Total benefits and
     expenses.................    21,432       2,360        6,393       1,569     31,754         420         32,174
                                 -------      ------       ------      ------    -------      ------        -------
Provision for income tax
  expense (benefit)...........       572         (17)         327        (336)       546       1,104          1,650
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $ 1,106      $   21       $  620      $ (376)     1,371
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............................................................     3,528
  Total benefits and expenses.................................................      (420)
  Provision for income tax (expense) benefit..................................    (1,104)
                                                                                 -------
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF INCOME TAX...................   $ 3,375                    $ 3,375
                                                                                 =======                    =======




                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE
AT DECEMBER 31, 2008:            PRODUCTS    PRODUCTS     FUNDING     & OTHER      TOTAL
---------------------           ---------   ----------   ---------   ---------   --------
                                                      (IN MILLIONS)
Total assets..................   $112,904     $53,049     $133,139    $35,127    $334,219
Separate account assets.......   $  7,430     $20,412     $ 44,417    $    --    $ 72,259
Separate account liabilities..   $  7,430     $20,412     $ 44,417    $    --    $ 72,259

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2007:    PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
-----------------------------   ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $15,005      $  185       $1,241      $   4     $16,435      $  --         $16,435
Universal life and investment-
  type product policy fees....     1,461         636          149         --       2,246         --           2,246
Net investment income.........     5,451       1,865        5,108        375      12,799       (223)         12,576
Other revenues................       487          55          322         70         934         --             934
Net investment gains
  (losses)....................        --          --           --         --          --       (287)           (287)
                                 -------      ------       ------      -----     -------      -----         -------
  Total revenues..............    22,404       2,741        6,820        449      32,414       (510)         31,904
                                 -------      ------       ------      -----     -------      -----         -------
BENEFITS AND EXPENSES
Policyholder benefits and
  claims and policyholder
  dividends...................    16,538         298        2,868         21      19,725        237          19,962
Interest credited to
  policyholder account
  balances....................       654         756        2,113         --       3,523         (8)          3,515
Capitalization of DAC.........      (542)       (316)         (16)       (12)       (886)        --            (886)
Amortization of DAC and VOBA..       501         228           15         14         758       (115)            643
Interest expense..............         2           4            6        178         190         --             190
Other expenses................     3,364       1,105          444        267       5,180        (85)          5,095
                                 -------      ------       ------      -----     -------      -----         -------
  Total benefits and
     expenses.................    20,517       2,075        5,430        468      28,490         29          28,519
                                 -------      ------       ------      -----     -------      -----         -------
Provision for income tax
  expense (benefit)...........       649         233          470       (114)      1,238       (156)          1,082
                                 -------      ------       ------      -----     -------                    -------
OPERATING EARNINGS............   $ 1,238      $  433       $  920      $  95       2,686
                                 =======      ======       ======      =====
Adjustments to:
  Total revenues..............................................................      (510)
  Total benefits and expenses.................................................       (29)
  Provision for income tax (expense) benefit..................................       156
                                                                                 -------
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF INCOME TAX...................   $ 2,303                    $ 2,303
                                                                                 =======                    =======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2009, 2008 and 2007. Substantially all of the Company's revenues originated in the United States.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information presents the components of income from discontinued real estate operations:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2009      2008      2007
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Revenues:
  Investment income.........................................   $ 9       $13       $23
  Investment expense........................................    (2)       (4)       (7)
  Net investment gains (losses).............................     8         8         7
                                                               ---       ---       ---
     Total revenues.........................................    15        17        23
Provision for income tax....................................     5         6        10
                                                               ---       ---       ---
Income from discontinued operations, net of income tax......   $10       $11       $13
                                                               ===       ===       ===



     The carrying value of real estate related to discontinued operations was $44 million and $51 million at December 31, 2009 and 2008, respectively.

  OPERATIONS

  Reinsurance Group of America, Incorporated

     As more fully described in Note 2, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, RGA, in September 2008. In connection with this transaction, GALIC dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the amounts related to the operations of RGA that have been reflected as discontinued operations in the consolidated statements of operations:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              -----------------
                                                                2008      2007
                                                              -------   -------
                                                                (IN MILLIONS)
REVENUES:
Premiums....................................................   $3,535    $4,910
Net investment income.......................................      597       908
Other revenues..............................................       69        77
Net investment gains (losses)...............................     (249)     (177)
                                                               ------    ------
       Total revenues.......................................    3,952     5,718
                                                               ------    ------
EXPENSES:
Policyholder benefits and claims............................    2,989     3,989
Interest credited to policyholder account balances..........      108       262
Other expenses..............................................      699     1,226
                                                               ------    ------
       Total expenses.......................................    3,796     5,477
                                                               ------    ------
Income before provision for income tax......................      156       241
Provision for income tax....................................       53        84
                                                               ------    ------
Income from discontinued operations, net of income tax,
  attributable to Metropolitan Life Insurance Company.......      103       157
Income from discontinued operations, net of income tax,
  attributable to noncontrolling interests..................       94       141
Loss in connection with the dividend of interests in
  subsidiary, net of income tax.............................     (398)       --
                                                               ------    ------
Income (loss) from discontinued operations, net of income
  tax.......................................................   $ (201)   $  298
                                                               ======    ======



     The operations of RGA included direct policies and reinsurance agreements with Metropolitan Life Insurance Company and some of its subsidiaries. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these transactions, including ceded amounts that reduced premiums and fees by $117 million and $185 million and ceded amounts that reduced policyholder benefits and claims by $90 million and $185 million for the years ended December 31, 2008 and 2007, respectively, that have not been eliminated as these transactions have continued after the RGA disposition.

19.  RELATED PARTY

     The Company entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, Inc., under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $2.3 billion, $2.2 billion and $2.0 billion, included in compensation in other expenses, for services performed under the service agreement for the years ended December 31, 2009, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has entered into agreements with affiliates for services necessary to conduct the Company's activities. Typical services provided under these agreements include distribution services and administrative functions. Expenses incurred by the Company related to these agreements, recorded in other expenses, were $662 million, $667 million and $574 million for the years ended December 31, 2009, 2008 and 2007, respectively. For the year ended December 31, 2009, the aforementioned expenses and fees incurred with affiliates were comprised of $18 million, recorded in commissions and $644 million recorded in other expenses. For the year ended December 31, 2008, the aforementioned expenses and fees incurred with affiliates were comprised of $47 million, recorded in commissions and $620 million recorded in other expenses. For the year ended December 31, 2007, the aforementioned expenses and fees incurred with affiliates were comprised of $52 million, recorded in commissions and $522 million recorded in other expenses.

     The Company has entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1,074 million, $815 million and $791 million for the years ended December 31, 2009, 2008 and 2007, respectively, and were reimbursed to the Company by these affiliates. Revenues received from affiliates related to these agreements and recorded in other revenues were $22 million for the year ended December 31, 2009 and $17 million for both years ended December 31, 2008 and 2007. Revenues received from affiliates related to these agreements and recorded in universal life and investment-type product policy fees were $55 million for the year ended December 31, 2009 and $16 million for both years ended December 31, 2008 and 2007.

     The Company had net payables to affiliates of $205 million and $229 million at December 31, 2009 and 2008, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
9. See Notes 3, 8 and 11 for discussion of additional related party transactions.

20.  SUBSEQUENT EVENTS

     The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 consolidated financial statements.

New England Variable Life Separate Account

                            PART C OTHER INFORMATION

ITEM 26. EXHIBITS

(a)          January 31, 1983 Resolution of the Board of Directors of NEVLICO 5

(b)          None

(c)  (i)     Distribution Agreement between NEVLICO and NELESCO 6

     (ii)    Form of Contract between NELICO and its General Agents 5

     (iii)   Form of Contract between NEVLICO and its Agents 6

     (iv)    Commission Schedule for Policies 12

     (v)     Commission Schedule for Executive Advantage 2000 Policies 14

     (vi)    Updated Commission Schedule for Executive Advantage 2000
             Policies 18

     (vii)   Form of contract among NES, NELICO and other broker dealers 3

     (viii)  Forms of Selling Agreement 23

     (ix)    Form of Retail Sales Agreement 27


     (x) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010 32


(d)  (i)     Specimen of Policy 4

     (ii)    Additional Specimen of Policy 13

     (iii)   Riders and Endorsements 8

     (iv)    Additional Riders and Endorsements 5

     (v)     Additional Riders and Endorsements 7

     (vi)    Additional Riders and Endorsements 13

     (vii)   Additional Endorsements 18

     (viii)  Additional Rider and Endorsements 21

(e)  (i)     Specimen of Applications for Policy 4

     (ii)    Additional specimen of Application 9

     (iii)   Enterprise Application for Policies 23

     (iv)    Updated Enterprise Application for Policies 25

(f)  (i)     Amended and restated Articles of Organization of NELICO 2

     (ii)    Amendments to the Amended and restated Articles of Organization 10

     (iii)   Amended and restated By-Laws of NELICO 17

(g)          Reinsurance Agreements 22

(h)  (i)     Participation Agreement among Variable Insurance Products Fund,
             Fidelity Distributors Corporation and New England Variable Life
             Insurance Company 6

     (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company 1

     (iii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Variable Life Insurance Company 1

     (iv) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company 15

     (v) Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Life

             Insurance Company 16

     (vi) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Life Insurance Company 16

     (vii) Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., Met Investors Distribution Company and New England Life Insurance Company 20

     (viii) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company 19

     (ix) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company (8/31/07) 30


      (x) First Amendment to the Participation Agreement with Met Investors Series Trust 31


(i)          None

(j)          Net Worth Maintenance Agreement 27

(k)          Opinion and Consent of Marie C. Swift, Esq. 24

(l)          Actuarial Opinion

(m)          Calculation Exhibit

(n)          Consent of Independent Registered Public Accounting Firm

(o)          None

(p)          None

(q)  (i)     Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) 28

     (ii)    Second Addendum to Consolidated Memorandum 11

     (iii)   Third Addendum to Consolidated Memorandum 14


(r)          Powers of Attorney


----------
1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.

2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

3 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

4 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed February 17, 1998.

5 Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.

6 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.

7 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed April 24, 1998.

8 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

9 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed January 20, 1999.

10 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.

11 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.

12 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 26, 1999.

13 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed March 1, 2000.

14 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 28, 2000.

15 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.

16 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement File No. 333-89409, filed February 26, 2001.

17 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

18 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 26, 2001.

19 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

20 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

21 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 29, 2002.

22 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed April 28, 2003.

23 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 28, 2004.

24 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 29, 2004.

25 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 26, 2005.

26 Incorporated herein by reference to Post-Effective Amendment No. 10 to New England Variable Annuity Separate Account's Form N-4 Registration Statement, File No. 333-51676, filed October 20, 2005.

27 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 26, 2006.

28 Incorporated herein by reference to Post-Effective Amendment No. 13 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 19, 2007.

29 Incorporated herein by reference to Post-Effective Amendment No. 12 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 20, 2007.

30 Incorporated herein by reference to Post-Effective Amendment No. 14 to the Variable

     Account's Form N-6 Registration Statement, File No. 333-73676, filed April 22, 2008.


31 Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-6, File No. 333-46401, filed April 23, 2009.

32 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-6, File No. 333-103193, filed April 22, 2010.


ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address  Positions and Offices with Depositor
-----------------------------------  ------------------------------------
Michael K. Farrell ***               Chairman of the Board, President and
                                     Chief Executive Officer
Todd B. Katz ***                     Director
Gene L. Lunman ****                  Director
Louis J. Ragusa **                   Director
Michael J. Vietri *****              Director
Catherine M. Richmond ***            Director
Peter M. Carlson **                  Director and Executive Vice President and
                                     Chief Accounting Officer
Robert E. Sollmann, Jr. **           Executive Vice President
Alan C. Leland, Jr.*                 Senior Vice President
Steven J. Goulart **                 Senior Vice President and Treasurer
Brian Breneman **                    Senior Vice President
William D. Cammarata ******          Senior Vice President
James J. Reilly  *                   Vice President  (Principal Financial
                                     Officer)


* The principal business address is MetLife, 501 Boylston Street, Boston, MA 02116.

** The principal business address is MetLife, 1095 Avenue of the Americas, New York, NY 10036


*** The principal office address is MetLife, 10 Park Avenue, Morristown, NJ
07962

**** The principal office address is MetLife, 1300 Hall Boulevard, Bloomfield, CT 06002

***** The principal office address is MetLife, 177 South Commons Drive, Aurora, IL 60504

****** The principal office address is MetLife, 18210 Crane Nest Drive, Tampa, FL 33647

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Depositor is organized under the laws of Massachusetts. No person is controlled by the Registrant.

             ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF DECEMBER 31, 2009

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2009. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Affiliated Insurance Agency LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Vermont (VT)

      5.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     6.     Plaza Drive Properties, LLC (DE)

     7.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

G.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

H.    MetLife Securities, Inc. (DE)

I.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

J.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

K.    MetLife Investors Insurance Company (MO)

L.    First MetLife Investors Insurance Company (NY)

M.    Walnut Street Securities, Inc. (MO)

N.    Newbury Insurance Company, Limited (Bermuda)

O.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

P.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metlife International Holdings, Inc.


      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      8.    MetLife Global, Inc. (DE)

      9.    MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil)

      10.   MetLife Insurance Limited (United Kingdom)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13.   MetLife Insurance S.A./NV (Belgium)

      14.   MetLife Services Limited (United Kingdom)

      15.   MetLife Insurance Limited (Australia)

            a)    MetLife Investments Pty Limited (Australia)

                  i) MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investment Pty Limited. MetLife Investments Pty Limited is a wholly owned subsidiary of MetLife Insurance Limited.

            b)    MetLife Services (Singapore) PTE Limited (Singapore)

      16. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      17. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      18. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      19.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., LTD. (Japan)


            c)    MetLife Limited (Hong Kong)


      20.   MetLife NC Limited (Ireland)


      21.   MetLife Europe Services Limited (Ireland)


      22.   Metropolitan Realty Management, Inc. (DE)

            a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by
               Metropolitan Realty Management, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

            b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by
               Metropolitan Realty Management, Inc. and 2% is owned by MetLife International Holdings, Inc.

            c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan
               Realty Management, Inc. and 1.29459% is owned by MetLife International Holdings, Inc.

               1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                    a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    c) MetA SIEFORE Adicional, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    d) Met3 SIEFORE Basica, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    e) Met4 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    f) Met5 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

               2. ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      23.   MetLife International Limited, LLC (DE)

      24. MetLife Planos Odontologicos Ltda. (Brazil) 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      25.   MetLife Global Holdings Corporation (Mexico)

      26.   MetLife Ireland Holdings One Limited (Ireland)

      27.   MetLife Ireland Holdings Two Limited (Ireland)

Q.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        a) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   Metropolitan Marine Way Investments Limited (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   Bond Trust Account A (MA)

      19.   MetLife Investments Asia Limited (Hong Kong).

      20. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      21. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      22.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      23.   GenAmerica Financial, LLC (DE)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

      24.   Corporate Real Estate Holdings, LLC (DE)

      25. Ten Park SPC (Caman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      26.   MetLife Tower Resources Group, Inc. (DE)

      27.   Headland - Pacific Palisades, LLC (CA)

      28. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      29.   Krisman, Inc. (MO)

      30.   Special Multi-Asset Receivables Trust (DE)

      31.   White Oak Royalty Company (OK)

      32.   500 Grant Street GP LLC (DE)

      33. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      34.   MetLife Canada/MetVie Canada (Canada)

      35.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Investment Funds Management LLC (NJ)

                (ii)   MetLife Associates LLC (DE)

      36.   Euro CL Investments LLC (DE)

      37.   MEX DF Properties, LLC (DE)

      38. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      39.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      40.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      41.   MLIC Asset Holdings, LLC (DE)

      42.   85 Broad Street Mezzanine LLC (CT)

            (a)   85 Broad Street LLC (DE)

      43.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            (a)   The Building at 575 Fifth LLC (DE)

      44. CML Columbia Park Fund I LLC (DE)- 24% of membership interest is held by MetLife Insurance Company of Connecticut, 76% of membership interest is held by Metropolitan Life Insurance Company.

R.    MetLife Capital Trust IV (DE)

S. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

            b)    ML/VCC Gilroy, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (IRELAND)

               i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   Tribeca Distressed Securities, L.L.C. (DE)

      18.   MetLife Investors USA Insurance Comapny (DE)

      19.   TLA Holdings II LLC (DE)

      20.   TLA Holdings III (DE)

T.    MetLife Reinsurance Company of South Carolina (SC)

U.    MetLife Investment Advisors Company, LLC (DE)

V.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

W.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


X.    SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

Y.    MetLife Capital Trust X (DE)

Z.    Cova Life Management Company (DE)

AA.   MetLife Reinsurance Company of Charleston (SC)


1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

ITEM 29. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability insurance coverage with limits of $400 million under which the Depositor and New England Securities Corporation, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

     (a) New England Securities Corporation also serves as principal underwriter for:

     New England Variable Annuity Fund I
     New England Variable Annuity Separate Account
     New England Life Retirement Investment Account


     (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

          Name                Positions and Offices with Principal Underwriter
John J. Brett **           Chairman of the Board and President
Craig W. Markham *         Director and Chief Operating Officer
William J. Toppeta ***     Director
Margaret C. Fechtmann ***  Director
Michael J. Vietri ****     Director and Executive Vice President - Individual
                           Distribution
John G. Martinez **        Vice President and Financial and Operations Principal

Principal Business Address:

* MetLife - 13045 Tesson Ferry Road, St. Louis, MO 63128

** MetLife - 485 E US Highway South, Iselin, NY 08830

*** MetLife - 1095 Avenue of the Americas, New York, NY 10036

**** MetLife - 177 South Commons Drive, Aurora, IL 60504


       (c)
       (1)                (2)                (3)              (4)           (5)
                                       Compensation on
                   Net Underwriting   Events Occasioning
Name of Principal    Discounts and    the Deduction of a   Brokerage       Other
   Underwriter        Commissions    Deferred Sales Load  Commissions  Compensation
New England
Securities            $27,964,928             --               --           --
Corporation

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, NY  10166

     (c)  New England Securities Corporation
          501 Boylston Street
          Boston, Massachusetts 02117

ITEM 32. MANAGEMENT SERVICES

     Not applicable

ITEM 33. FEE REPRESENTATION

     New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed in the City of Boston, and the Commonwealth of Massachusetts, on the 21st day of April, 2010.


                                      New England Variable Life Separate Account
                                                     (Registrant)

                                      By: New England Life Insurance Company
                                                     (Depositor)


                                          By: /s/ Marie C. Swift
                                              ----------------------------------
                                              Marie C. Swift, Esq.
                                              Vice President and Counsel

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed in the City of Boston, and the Commonwealth of Massachusetts, on the 21st day of April, 2010.


                                          New England Life Insurance Company


                                          By: /s/ Marie C. Swift
                                              ----------------------------------
                                              Marie C. Swift, Esq.
                                              Vice President and Counsel


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 21, 2010.


                        * Chairman of the Board, President and -------------------------------------- Chief Executive Officer and Director
Michael K. Farrell

                        *               Director
--------------------------------------
Todd B. Katz

                        *               Director
--------------------------------------
Gene L. Lunman

                        *               Director
--------------------------------------
Louis J. Ragusa


                        * Director, Executive Vice President and -------------------------------------- Chief Accounting Officer
Peter M. Carlson

                        *               Director
--------------------------------------
Catherine M. Richmond

                        *               Director
--------------------------------------
Michael J. Vietri

                        * Vice President (Principal Financial -------------------------------------- Officer)
James J. Reilly



                                        By: /s/ John E. Connolly, Jr., Esq.
                                            ------------------------------------
                                            John E. Connolly, Jr., Esq.
                                            Attorney-in-fact

* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                                  EXHIBIT INDEX

(l)      Actuarial Opinion

(m)      Calculation Exhibit

(n)      Consent of Independent Registered Public Accounting Firm

(r)      Powers of Attorney